UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01027

Name of Registrant:	Vanguard World Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Natalie Lamarque, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2025—August 31, 2026

Item 1: Reports to Shareholders.

TABLE OF CONTENTS

FTSE Social Index Fund Admiral™ Shares - VFTAX

FTSE Social Index Fund Institutional Shares - VFTNX

Materials Index Fund ETF Shares - VAW

Materials Index Fund Admiral™ Shares - VMIAX

Communication Services Index Fund ETF Shares - VOX

Communication Services Index Fund Admiral™ Shares - VTCAX

U.S. Growth Fund Investor Shares - VWUSX

U.S. Growth Fund Admiral™ Shares - VWUAX

Utilities Index Fund ETF Shares - VPU

Utilities Index Fund Admiral™ Shares - VUIAX

Consumer Discretionary Index Fund ETF Shares - VCR

Consumer Discretionary Index Fund Admiral™ Shares - VCDAX

Consumer Staples Index Fund ETF Shares - VDC

Consumer Staples Index Fund Admiral™ Shares - VCSAX

Energy Index Fund ETF Shares - VDE

Energy Index Fund Admiral™ Shares - VENAX

Financials Index Fund ETF Shares - VFH

Financials Index Fund Admiral™ Shares - VFAIX

Health Care Index Fund ETF Shares - VHT

Health Care Index Fund Admiral™ Shares - VHCIX

Industrials Index Fund ETF Shares - VIS

Industrials Index Fund Admiral™ Shares - VINAX

Information Technology Index Fund ETF Shares - VGT

Information Technology Index Fund Admiral™ Shares - VITAX

International Growth Fund Investor Shares - VWIGX

International Growth Fund Admiral™ Shares - VWILX

Morningstar Mega Cap Index Fund ETF Shares - MGC

Morningstar Mega Cap Index Fund Institutional Shares - VMCTX

Morningstar Mega Cap Value Index Fund ETF Shares - MGV

Morningstar Mega Cap Value Index Fund Institutional Shares - VMVLX

Developed Markets ex-US Growth Index ETF ETF Shares - VDG

Developed Markets ex-US Value Index ETF ETF Shares - VDV

Vanguard FTSE Social Index Fund

Admiral™ Shares (VFTAX)

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard FTSE Social Index Fund (the "Fund") for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$13	0.12%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund slightly underperformed its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy, persistent inflation, and Middle East tensions that disrupted energy supplies and raised oil prices fueled volatility.

  Some central banks, including those in the United States and the United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  Nine of the benchmark’s 11 industry sectors recorded positive returns for the 12 months. Technology contributed the most to the benchmark’s return, followed by health care and financials. Utilities and consumer discretionary, the two sectors that posted negative returns, detracted slightly.

How did the Fund perform since inception?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 7, 2019, Through August 31, 2026

Initial Investment of $10,000

Table Summary
	Admiral Shares	FTSE US Choice Index	FTSE USA Index
2/7/19	$10,000	$10,000	$10,000
2/28/19	$10,300	$10,302	$10,316
5/31/19	$10,254	$10,258	$10,241
8/31/19	$10,985	$10,991	$10,929
11/30/19	$11,962	$11,975	$11,802
2/29/20	$11,404	$11,420	$11,188
5/31/20	$11,849	$11,865	$11,617
8/31/20	$14,041	$14,066	$13,527
11/30/20	$14,545	$14,574	$14,119
2/28/21	$15,325	$15,358	$14,932
5/31/21	$16,793	$16,835	$16,433
8/31/21	$18,400	$18,457	$17,758
11/30/21	$18,654	$18,718	$17,903
2/28/22	$17,336	$17,398	$17,066
5/31/22	$15,967	$16,031	$16,045
8/31/22	$15,404	$15,472	$15,451
11/30/22	$15,698	$15,772	$15,962
2/28/23	$15,466	$15,540	$15,635
5/31/23	$16,631	$16,718	$16,519
8/31/23	$17,982	$18,083	$17,903
11/30/23	$18,432	$18,536	$18,255
2/29/24	$20,781	$20,905	$20,443
5/31/24	$21,351	$21,484	$21,176
8/31/24	$23,002	$23,153	$22,785
11/30/24	$24,752	$24,926	$24,509
2/28/25	$24,492	$24,671	$24,257
5/31/25	$24,402	$24,591	$24,226
8/31/25	$26,837	$27,052	$26,554
11/30/25	$28,543	$28,783	$28,195
2/28/26	$27,952	$28,194	$28,269
5/31/26	$31,725	$32,008	$31,286
8/31/26	$32,236	$32,532	$31,880

Average Annual Total Returns

Table Summary
	1 Year	5 Years	Since Inception 2/7/19
Admiral Shares	20.12%	11.87%	16.74%
FTSE US Choice Index	20.25%	12.00%	16.88%
FTSE USA Index	20.06%	12.42%	16.57%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$29,233
Number of Portfolio Holdings	390
Portfolio Turnover Rate	7%
Total Investment Advisory Fees (in thousands)	$217

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Basic Materials	1.4%
Consumer Discretionary	13.8%
Consumer Staples	3.4%
Energy	0.0%
Financials	9.4%
Health Care	9.4%
Industrials	6.3%
Real Estate	2.0%
Technology	51.2%
Telecommunications	2.5%
Utilities	0.3%
Other Assets and Liabilities—Net	0.3%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

During the reporting period, the expense ratio for the Admiral Share class of the Fund was reduced.

This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by December 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR513

Vanguard FTSE Social Index Fund

Institutional Shares (VFTNX)

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard FTSE Social Index Fund (the "Fund") for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Shares	$6	0.05%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund slightly underperformed its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy, persistent inflation, and Middle East tensions that disrupted energy supplies and raised oil prices fueled volatility.

  Some central banks, including those in the United States and the United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  Nine of the benchmark’s 11 industry sectors recorded positive returns for the 12 months. Technology contributed the most to the benchmark’s return, followed by health care and financials. Utilities and consumer discretionary, the two sectors that posted negative returns, detracted slightly.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2016, Through August 31, 2026

Initial Investment of $5,000,000

Table Summary
	Institutional Shares	FTSE US Choice Index	FTSE USA Index
2016	$5,000,000	$5,000,000	$5,000,000
2016	$5,093,909	$5,096,565	$5,092,681
2017	$5,534,733	$5,537,630	$5,506,224
2017	$5,678,876	$5,685,108	$5,650,322
2017	$5,885,926	$5,891,216	$5,825,007
2017	$6,368,680	$6,375,687	$6,264,325
2018	$6,561,588	$6,572,650	$6,456,962
2018	$6,610,122	$6,622,595	$6,473,474
2018	$7,142,203	$7,157,341	$6,966,009
2018	$6,819,943	$6,833,324	$6,648,231
2019	$6,937,280	$6,953,358	$6,756,795
2019	$6,905,004	$6,923,608	$6,707,503
2019	$7,398,080	$7,418,115	$7,158,379
2019	$8,058,800	$8,082,110	$7,729,888
2020	$7,683,374	$7,707,717	$7,328,196
2020	$7,981,936	$8,008,232	$7,608,887
2020	$9,459,454	$9,493,755	$8,859,694
2020	$9,799,632	$9,836,523	$9,247,628
2021	$10,324,240	$10,365,720	$9,780,054
2021	$11,312,945	$11,362,573	$10,763,311
2021	$12,400,222	$12,457,058	$11,630,983
2021	$12,571,860	$12,633,456	$11,725,789
2022	$11,682,381	$11,742,285	$11,177,544
2022	$10,762,736	$10,819,642	$10,509,105
2022	$10,384,600	$10,442,797	$10,120,271
2022	$10,582,902	$10,645,152	$10,454,509
2023	$10,424,601	$10,488,751	$10,240,428
2023	$11,207,653	$11,283,490	$10,819,813
2023	$12,120,145	$12,205,106	$11,726,058
2023	$12,424,279	$12,510,581	$11,956,532
2024	$14,006,828	$14,109,737	$13,389,905
2024	$14,395,092	$14,500,328	$13,870,038
2024	$15,507,670	$15,626,654	$14,923,503
2024	$16,687,983	$16,823,400	$16,052,639
2025	$16,513,135	$16,651,274	$15,888,023
2025	$16,459,184	$16,597,034	$15,867,741
2025	$18,101,987	$18,258,636	$17,392,628
2025	$19,254,679	$19,426,399	$18,467,194
2026	$18,858,807	$19,028,813	$18,515,499
2026	$21,409,250	$21,603,642	$20,491,500
2026	$21,756,802	$21,956,853	$20,880,912

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Institutional Shares	20.19%	11.90%	15.84%
FTSE US Choice Index	20.25%	12.00%	15.95%
FTSE USA Index	20.06%	12.42%	15.37%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$29,233
Number of Portfolio Holdings	390
Portfolio Turnover Rate	7%
Total Investment Advisory Fees (in thousands)	$217

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Basic Materials	1.4%
Consumer Discretionary	13.8%
Consumer Staples	3.4%
Energy	0.0%
Financials	9.4%
Health Care	9.4%
Industrials	6.3%
Real Estate	2.0%
Technology	51.2%
Telecommunications	2.5%
Utilities	0.3%
Other Assets and Liabilities—Net	0.3%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

During the reporting period, the expense ratio for the Institutional Share class of the Fund was reduced.

This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by December 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Institutional Investor Services • 800-523-1036

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR223

Vanguard Materials Index Fund

ETF Shares (VAW) NYSE Arca

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard Materials Index Fund (the "Fund") for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$10	0.09%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund performed roughly in line with its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy, persistent inflation, and Middle East tensions that disrupted energy supplies and raised oil prices fueled volatility.

  Some central banks, including those in the United States and the United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  Newmont (+71%), Freeport-McMoRan (+72%), and Nucor (+70%) contributed the most to the benchmark’s return. They accounted for about 19% of the index at the end of the reporting period and added about 10 percentage points to its result.

  CRH public (–15%), Sherwin-Williams (–7%), and International Paper (–20%) detracted the most.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2016, Through August 31, 2026

Initial Investment of $10,000

Table Summary
	ETF Shares Net Asset Value	MSCI U.S. Investable Market Materials 25/50 Index	MSCI US Investable Market 2500 Index
2016	$10,000	$10,000	$10,000
2016	$10,501	$10,508	$10,232
2017	$11,110	$11,114	$11,030
2017	$11,206	$11,212	$11,271
2017	$11,706	$11,716	$11,606
2017	$12,729	$12,723	$12,514
2018	$12,750	$12,748	$12,820
2018	$12,632	$12,633	$12,966
2018	$12,866	$12,869	$13,959
2018	$11,644	$11,645	$13,205
2019	$11,926	$11,930	$13,469
2019	$11,196	$11,204	$13,288
2019	$12,000	$12,020	$14,144
2019	$12,864	$12,888	$15,258
2020	$11,271	$11,294	$14,384
2020	$11,808	$11,836	$14,801
2020	$13,454	$13,488	$17,181
2020	$15,253	$15,298	$18,176
2021	$16,137	$16,187	$19,508
2021	$19,326	$19,390	$21,356
2021	$18,970	$19,039	$22,952
2021	$18,765	$18,839	$23,066
2022	$18,833	$18,912	$21,982
2022	$19,322	$19,409	$20,624
2022	$17,157	$17,236	$19,900
2022	$18,784	$18,877	$20,565
2023	$18,940	$19,035	$20,229
2023	$17,265	$17,356	$21,076
2023	$19,231	$19,338	$22,888
2023	$19,097	$19,209	$23,198
2024	$20,533	$20,659	$26,023
2024	$21,534	$21,671	$26,923
2024	$22,130	$22,276	$28,873
2024	$22,830	$22,987	$31,200
2025	$21,247	$21,396	$30,603
2025	$20,698	$20,847	$30,422
2025	$22,698	$22,867	$33,454
2025	$22,226	$22,398	$35,455
2026	$26,804	$27,017	$35,849
2026	$25,639	$25,847	$39,554
2026	$26,142	$26,361	$40,277

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
ETF Shares Net Asset Value	15.17%	6.62%	10.09%
ETF Shares Market Price	15.14%	6.63%	10.09%
MSCI U.S. Investable Market Materials 25/50 Index	15.28%	6.72%	10.18%
MSCI US Investable Market 2500 Index	20.40%	11.90%	14.95%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$4,542
Number of Portfolio Holdings	112
Portfolio Turnover Rate	8%
Total Investment Advisory Fees (in thousands)	$42

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Chemicals	48.3%
Construction Materials	10.5%
Containers & Packaging	10.0%
Metals & Mining	31.0%
Paper & Forest Products	0.1%
Other Assets and Liabilities—Net	0.1%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR952

Vanguard Materials Index Fund

Admiral™ Shares (VMIAX)

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard Materials Index Fund (the "Fund") for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$10	0.09%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund performed roughly in line with its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy, persistent inflation, and Middle East tensions that disrupted energy supplies and raised oil prices fueled volatility.

  Some central banks, including those in the United States and the United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  Newmont (+71%), Freeport-McMoRan (+72%), and Nucor (+70%) contributed the most to the benchmark’s return. They accounted for about 19% of the index at the end of the reporting period and added about 10 percentage points to its result.

  CRH public (–15%), Sherwin-Williams (–7%), and International Paper (–20%) detracted the most.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2016, Through August 31, 2026

Initial Investment of $100,000

Table Summary
	Admiral Shares	MSCI U.S. Investable Market Materials 25/50 Index	MSCI US Investable Market 2500 Index
2016	$100,000	$100,000	$100,000
2016	$105,014	$105,080	$102,323
2017	$111,107	$111,137	$110,301
2017	$112,056	$112,117	$112,713
2017	$117,058	$117,161	$116,055
2017	$127,280	$127,228	$125,136
2018	$127,482	$127,476	$128,197
2018	$126,314	$126,327	$129,658
2018	$128,663	$128,689	$139,594
2018	$116,418	$116,450	$132,050
2019	$119,225	$119,295	$134,688
2019	$111,942	$112,038	$132,882
2019	$119,985	$120,200	$141,436
2019	$128,626	$128,881	$152,576
2020	$112,699	$112,939	$143,841
2020	$118,080	$118,356	$148,014
2020	$134,547	$134,884	$171,813
2020	$152,561	$152,976	$181,762
2021	$161,407	$161,871	$195,080
2021	$193,304	$193,901	$213,559
2021	$189,768	$190,390	$229,522
2021	$187,723	$188,386	$230,655
2022	$188,400	$189,124	$219,820
2022	$193,308	$194,088	$206,240
2022	$171,628	$172,362	$199,000
2022	$187,927	$188,769	$205,651
2023	$189,461	$190,353	$202,286
2023	$172,713	$173,557	$210,760
2023	$192,395	$193,383	$228,878
2023	$191,056	$192,090	$231,975
2024	$205,433	$206,590	$260,227
2024	$215,455	$216,705	$269,232
2024	$221,421	$222,758	$288,732
2024	$228,438	$229,868	$312,002
2025	$212,579	$213,956	$306,030
2025	$207,088	$208,474	$304,223
2025	$227,108	$228,668	$334,541
2025	$222,387	$223,980	$354,555
2026	$268,186	$270,175	$358,486
2026	$256,519	$258,474	$395,539
2026	$261,563	$263,612	$402,772

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Admiral Shares	15.17%	6.63%	10.09%
MSCI U.S. Investable Market Materials 25/50 Index	15.28%	6.72%	10.18%
MSCI US Investable Market 2500 Index	20.40%	11.90%	14.95%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$4,542
Number of Portfolio Holdings	112
Portfolio Turnover Rate	8%
Total Investment Advisory Fees (in thousands)	$42

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Chemicals	48.3%
Construction Materials	10.5%
Containers & Packaging	10.0%
Metals & Mining	31.0%
Paper & Forest Products	0.1%
Other Assets and Liabilities—Net	0.1%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR5481

Vanguard Communication Services Index Fund

ETF Shares (VOX) NYSE Arca

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard Communication Services Index Fund (the "Fund") for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$9	0.09%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund performed roughly in line with its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy, persistent inflation, and Middle East tensions that disrupted energy supplies and raised oil prices fueled volatility.

  Some central banks, including those in the United States and the United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  Alphabet (+59%), Warner Bros. Discovery (+145%), and Verizon Communications (+21%) contributed the most to the benchmark’s return. They accounted for about 30% of the index at the end of the reporting period and added about 16 percentage points to its result.

  Meta Platforms (–22%), Roblox (–67%), and Netflix (–33%) detracted the most.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2016, Through August 31, 2026

Initial Investment of $10,000

Table Summary
	ETF Shares Net Asset Value	Communication Services Spliced Index	MSCI US Investable Market 2500 Index
2016	$10,000	$10,000	$10,000
2016	$9,961	$9,958	$10,232
2017	$10,441	$10,440	$11,030
2017	$10,126	$10,121	$11,271
2017	$10,162	$10,152	$11,606
2017	$10,062	$10,050	$12,514
2018	$9,637	$9,612	$12,820
2018	$9,230	$9,201	$12,966
2018	$9,806	$9,779	$13,959
2018	$9,179	$9,157	$13,205
2019	$9,344	$9,308	$13,469
2019	$9,520	$9,486	$13,288
2019	$9,950	$9,917	$14,144
2019	$10,533	$10,501	$15,258
2020	$10,233	$10,203	$14,384
2020	$10,728	$10,699	$14,801
2020	$12,452	$12,419	$17,181
2020	$13,311	$13,276	$18,176
2021	$14,872	$14,837	$19,508
2021	$16,052	$16,018	$21,356
2021	$17,402	$17,367	$22,952
2021	$15,442	$15,414	$23,066
2022	$14,009	$13,986	$21,982
2022	$12,082	$12,065	$20,624
2022	$11,031	$11,016	$19,900
2022	$10,435	$10,424	$20,565
2023	$10,699	$10,684	$20,229
2023	$11,984	$11,961	$21,076
2023	$12,957	$12,920	$22,888
2023	$13,301	$13,255	$23,198
2024	$15,259	$15,206	$26,023
2024	$15,996	$15,942	$26,923
2024	$16,665	$16,610	$28,873
2024	$18,673	$18,602	$31,200
2025	$19,321	$19,251	$30,603
2025	$19,249	$19,177	$30,422
2025	$21,802	$21,699	$33,454
2025	$23,194	$23,089	$35,455
2026	$23,388	$23,287	$35,849
2026	$24,044	$23,946	$39,554
2026	$22,807	$22,717	$40,277

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
ETF Shares Net Asset Value	4.61%	5.56%	8.59%
ETF Shares Market Price	4.61%	5.56%	8.61%
Communication Services Spliced Index	4.69%	5.52%	8.55%
MSCI US Investable Market 2500 Index	20.40%	11.90%	14.95%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$5,934
Number of Portfolio Holdings	114
Portfolio Turnover Rate	28%
Total Investment Advisory Fees (in thousands)	$67

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Diversified Telecommunication Services	17.3%
Entertainment	22.3%
Interactive Media & Services	46.3%
Media	10.8%
Wireless Telecommunication Services	3.0%
Other Assets and Liabilities—Net	0.3%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR959

Vanguard Communication Services Index Fund

Admiral™ Shares (VTCAX)

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard Communication Services Index Fund (the "Fund") for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$9	0.09%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund performed roughly in line with its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy, persistent inflation, and Middle East tensions that disrupted energy supplies and raised oil prices fueled volatility.

  Some central banks, including those in the United States and the United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  Alphabet (+59%), Warner Bros. Discovery (+145%), and Verizon Communications (+21%) contributed the most to the benchmark’s return. They accounted for about 30% of the index at the end of the reporting period and added about 16 percentage points to its result.

  Meta Platforms (–22%), Roblox (–67%), and Netflix (–33%) detracted the most.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2016, Through August 31, 2026

Initial Investment of $100,000

Table Summary
	Admiral Shares	Communication Services Spliced Index	MSCI US Investable Market 2500 Index
2016	$100,000	$100,000	$100,000
2016	$99,583	$99,577	$102,323
2017	$104,390	$104,395	$110,301
2017	$101,247	$101,212	$112,713
2017	$101,605	$101,523	$116,055
2017	$100,594	$100,504	$125,136
2018	$96,336	$96,120	$128,197
2018	$92,284	$92,011	$129,658
2018	$98,068	$97,794	$139,594
2018	$91,784	$91,568	$132,050
2019	$93,453	$93,081	$134,688
2019	$95,199	$94,860	$132,882
2019	$99,502	$99,169	$141,436
2019	$105,320	$105,009	$152,576
2020	$102,336	$102,034	$143,841
2020	$107,286	$106,992	$148,014
2020	$124,537	$124,192	$171,813
2020	$133,126	$132,764	$181,762
2021	$148,728	$148,368	$195,080
2021	$160,538	$160,183	$213,559
2021	$174,049	$173,666	$229,522
2021	$154,433	$154,138	$230,655
2022	$140,092	$139,859	$219,820
2022	$120,835	$120,646	$206,240
2022	$110,331	$110,164	$199,000
2022	$104,382	$104,236	$205,651
2023	$107,000	$106,836	$202,286
2023	$119,841	$119,608	$210,760
2023	$129,568	$129,201	$228,878
2023	$133,031	$132,552	$231,975
2024	$152,603	$152,057	$260,227
2024	$159,985	$159,424	$269,232
2024	$166,681	$166,102	$288,732
2024	$186,759	$186,020	$312,002
2025	$193,244	$192,506	$306,030
2025	$192,510	$191,769	$304,223
2025	$218,058	$216,987	$334,541
2025	$231,968	$230,893	$354,555
2026	$233,927	$232,874	$358,486
2026	$240,478	$239,459	$395,539
2026	$228,109	$227,166	$402,772

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Admiral Shares	4.61%	5.56%	8.60%
Communication Services Spliced Index	4.69%	5.52%	8.55%
MSCI US Investable Market 2500 Index	20.40%	11.90%	14.95%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$5,934
Number of Portfolio Holdings	114
Portfolio Turnover Rate	28%
Total Investment Advisory Fees (in thousands)	$67

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Diversified Telecommunication Services	17.3%
Entertainment	22.3%
Interactive Media & Services	46.3%
Media	10.8%
Wireless Telecommunication Services	3.0%
Other Assets and Liabilities—Net	0.3%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR5488

Vanguard U.S. Growth Fund

Investor Shares (VWUSX)

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard U.S. Growth Fund (the "Fund") for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Shares	$36	0.35%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund underperformed its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy, persistent inflation, and Middle East tensions that disrupted energy supplies and raised oil prices fueled volatility.

  Some central banks, including those in the United States and the United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  The Fund lagged its benchmark across all industry sectors. Stock selection in communication services, information technology, and industrials detracted the most from relative performance.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2016, Through August 31, 2026

Initial Investment of $10,000

Table Summary
	Investor Shares	Russell 1000 Growth Index	Dow Jones U.S. Total Stock Market Float Adjusted Index
2016	$10,000	$10,000	$10,000
2016	$9,749	$10,014	$10,233
2017	$10,475	$10,915	$11,028
2017	$11,268	$11,587	$11,265
2017	$11,924	$12,082	$11,605
2017	$12,764	$13,099	$12,514
2018	$13,649	$13,765	$12,818
2018	$14,028	$14,024	$12,965
2018	$15,219	$15,371	$13,956
2018	$14,207	$14,224	$13,202
2019	$14,759	$14,677	$13,458
2019	$14,767	$14,780	$13,279
2019	$15,783	$16,028	$14,127
2019	$16,806	$17,213	$15,231
2020	$16,946	$16,894	$14,369
2020	$19,337	$18,660	$14,780
2020	$24,939	$23,135	$17,123
2020	$26,024	$23,478	$18,115
2021	$27,781	$24,371	$19,470
2021	$28,048	$26,110	$21,279
2021	$31,802	$29,734	$22,828
2021	$31,511	$30,686	$22,913
2022	$25,495	$27,429	$21,794
2022	$20,866	$24,478	$20,429
2022	$20,568	$24,068	$19,693
2022	$20,148	$24,046	$20,334
2023	$20,142	$23,770	$19,999
2023	$22,770	$26,814	$20,821
2023	$24,720	$29,347	$22,598
2023	$25,544	$30,338	$22,901
2024	$29,719	$34,688	$25,719
2024	$30,113	$35,825	$26,584
2024	$32,387	$38,373	$28,511
2024	$35,611	$41,880	$30,815
2025	$35,279	$41,538	$30,221
2025	$35,949	$42,137	$30,045
2025	$39,831	$47,036	$33,038
2025	$41,485	$50,404	$34,985
2026	$38,194	$47,678	$35,334
2026	$42,809	$54,212	$39,010
2026	$41,737	$52,124	$39,694

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Investor Shares	4.78%	5.59%	15.36%
Russell 1000 Growth Index	10.82%	11.88%	17.95%
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.15%	11.70%	14.78%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$43,976
Number of Portfolio Holdings	109
Portfolio Turnover Rate	58%
Total Investment Advisory Fees (in thousands)	$56,897

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Communication Services	16.2%
Consumer Discretionary	9.0%
Consumer Staples	1.2%
Financials	5.6%
Health Care	8.0%
Industrials	6.7%
Information Technology	50.3%
Materials	0.2%
Real Estate	1.0%
Utilities	0.3%
Other Assets and Liabilities—Net	1.5%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR23

Vanguard U.S. Growth Fund

Admiral™ Shares (VWUAX)

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard U.S. Growth Fund (the "Fund") for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$26	0.25%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund underperformed its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy, persistent inflation, and Middle East tensions that disrupted energy supplies and raised oil prices fueled volatility.

  Some central banks, including those in the United States and the United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  The Fund lagged its benchmark across all industry sectors. Stock selection in communication services, information technology, and industrials detracted the most from relative performance.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2016, Through August 31, 2026

Initial Investment of $50,000

Table Summary
	Admiral Shares	Russell 1000 Growth Index	Dow Jones U.S. Total Stock Market Float Adjusted Index
2016	$50,000	$50,000	$50,000
2016	$48,765	$50,071	$51,166
2017	$52,407	$54,575	$55,138
2017	$56,408	$57,937	$56,325
2017	$59,709	$60,408	$58,023
2017	$63,936	$65,496	$62,569
2018	$68,385	$68,827	$64,089
2018	$70,308	$70,118	$64,823
2018	$76,295	$76,855	$69,778
2018	$71,239	$71,121	$66,009
2019	$74,023	$73,384	$67,290
2019	$74,075	$73,900	$66,394
2019	$79,193	$80,140	$70,637
2019	$84,341	$86,065	$76,156
2020	$85,073	$84,471	$71,844
2020	$97,094	$93,300	$73,901
2020	$125,263	$115,674	$85,615
2020	$130,741	$117,391	$90,573
2021	$139,601	$121,854	$97,351
2021	$140,965	$130,549	$106,393
2021	$159,891	$148,670	$114,141
2021	$158,462	$153,432	$114,564
2022	$128,236	$137,146	$108,968
2022	$104,985	$122,388	$102,145
2022	$103,510	$120,339	$98,467
2022	$101,431	$120,230	$101,672
2023	$101,414	$118,851	$99,996
2023	$114,675	$134,072	$104,106
2023	$124,522	$146,737	$112,988
2023	$128,710	$151,692	$114,507
2024	$149,792	$173,438	$128,594
2024	$151,796	$179,123	$132,921
2024	$163,315	$191,863	$142,556
2024	$179,617	$209,400	$154,077
2025	$177,991	$207,688	$151,103
2025	$181,413	$210,687	$150,223
2025	$201,048	$235,181	$165,190
2025	$209,459	$252,020	$174,926
2026	$192,879	$238,389	$176,669
2026	$216,262	$271,062	$195,052
2026	$210,894	$260,621	$198,469

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Admiral Shares	4.90%	5.69%	15.48%
Russell 1000 Growth Index	10.82%	11.88%	17.95%
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.15%	11.70%	14.78%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$43,976
Number of Portfolio Holdings	109
Portfolio Turnover Rate	58%
Total Investment Advisory Fees (in thousands)	$56,897

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Communication Services	16.2%
Consumer Discretionary	9.0%
Consumer Staples	1.2%
Financials	5.6%
Health Care	8.0%
Industrials	6.7%
Information Technology	50.3%
Materials	0.2%
Real Estate	1.0%
Utilities	0.3%
Other Assets and Liabilities—Net	1.5%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR523

Vanguard Utilities Index Fund

ETF Shares (VPU) NYSE Arca

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard Utilities Index Fund (the "Fund") for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$9	0.09%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund performed roughly in line with its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy, persistent inflation, and Middle East tensions that disrupted energy supplies and raised oil prices fueled volatility.

  Some central banks, including those in the United States and the United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  NextEra Energy (+18%), Entergy (+24%), and Dominion Energy (+15%) contributed the most to the benchmark’s return. They accounted for about 19% of the index at the end of the reporting period and added about 3 percentage points to its result.

  Vistra (–27%), Constellation Energy (–10%), and NRG Energy (–23%) detracted the most.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2016, Through August 31, 2026

Initial Investment of $10,000

Table Summary
	ETF Shares Net Asset Value	MSCI U.S. Investable Market Utilities 25/50 Index	MSCI US Investable Market 2500 Index
2016	$10,000	$10,000	$10,000
2016	$9,676	$9,678	$10,232
2017	$10,766	$10,767	$11,030
2017	$11,272	$11,275	$11,271
2017	$11,627	$11,632	$11,606
2017	$12,119	$12,125	$12,514
2018	$10,592	$10,600	$12,820
2018	$11,254	$11,266	$12,966
2018	$11,866	$11,880	$13,959
2018	$12,422	$12,440	$13,205
2019	$12,826	$12,845	$13,469
2019	$13,185	$13,208	$13,288
2019	$14,259	$14,287	$14,144
2019	$14,410	$14,443	$15,258
2020	$14,186	$14,224	$14,384
2020	$13,736	$13,775	$14,801
2020	$13,678	$13,720	$17,181
2020	$14,615	$14,665	$18,176
2021	$13,788	$13,839	$19,508
2021	$15,418	$15,478	$21,356
2021	$16,303	$16,373	$22,952
2021	$15,823	$15,897	$23,066
2022	$16,420	$16,502	$21,982
2022	$18,014	$18,110	$20,624
2022	$18,125	$18,229	$19,900
2022	$17,660	$17,767	$20,565
2023	$16,239	$16,340	$20,229
2023	$16,254	$16,363	$21,076
2023	$15,813	$15,923	$22,888
2023	$15,818	$15,929	$23,198
2024	$15,888	$16,005	$26,023
2024	$18,749	$18,894	$26,923
2024	$19,815	$19,972	$28,873
2024	$21,647	$21,823	$31,200
2025	$20,904	$21,079	$30,603
2025	$21,755	$21,938	$30,422
2025	$22,608	$22,804	$33,454
2025	$24,458	$24,676	$35,455
2026	$25,819	$26,055	$35,849
2026	$24,336	$24,564	$39,554
2026	$23,230	$23,453	$40,277

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
ETF Shares Net Asset Value	2.75%	7.34%	8.79%
ETF Shares Market Price	2.83%	7.35%	8.80%
MSCI U.S. Investable Market Utilities 25/50 Index	2.84%	7.45%	8.90%
MSCI US Investable Market 2500 Index	20.40%	11.90%	14.95%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$10,086
Number of Portfolio Holdings	73
Portfolio Turnover Rate	5%
Total Investment Advisory Fees (in thousands)	$105

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Electric Utilities	61.3%
Gas Utilities	5.0%
Independent Power and Renewable Electricity Producers	5.5%
Multi-Utilities	24.6%
Water Utilities	3.3%
Other Assets and Liabilities—Net	0.3%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR960

Vanguard Utilities Index Fund

Admiral™ Shares (VUIAX)

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard Utilities Index Fund (the "Fund") for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$9	0.09%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund performed roughly in line with its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy, persistent inflation, and Middle East tensions that disrupted energy supplies and raised oil prices fueled volatility.

  Some central banks, including those in the United States and the United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  NextEra Energy (+18%), Entergy (+24%), and Dominion Energy (+15%) contributed the most to the benchmark’s return. They accounted for about 19% of the index at the end of the reporting period and added about 3 percentage points to its result.

  Vistra (–27%), Constellation Energy (–10%), and NRG Energy (–23%) detracted the most.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2016, Through August 31, 2026

Initial Investment of $100,000

Table Summary
	Admiral Shares	MSCI U.S. Investable Market Utilities 25/50 Index	MSCI US Investable Market 2500 Index
2016	$100,000	$100,000	$100,000
2016	$96,748	$96,780	$102,323
2017	$107,630	$107,668	$110,301
2017	$112,686	$112,748	$112,713
2017	$116,241	$116,323	$116,055
2017	$121,138	$121,248	$125,136
2018	$105,894	$106,003	$128,197
2018	$112,516	$112,656	$129,658
2018	$118,615	$118,798	$139,594
2018	$124,182	$124,399	$132,050
2019	$128,215	$128,449	$134,688
2019	$131,819	$132,080	$132,882
2019	$142,562	$142,872	$141,436
2019	$144,076	$144,427	$152,576
2020	$141,858	$142,238	$143,841
2020	$137,355	$137,749	$148,014
2020	$136,783	$137,204	$171,813
2020	$146,167	$146,648	$181,762
2021	$137,914	$138,392	$195,080
2021	$154,212	$154,783	$213,559
2021	$163,073	$163,728	$229,522
2021	$158,310	$158,970	$230,655
2022	$164,287	$165,016	$219,820
2022	$180,252	$181,101	$206,240
2022	$181,365	$182,287	$199,000
2022	$176,738	$177,668	$205,651
2023	$162,498	$163,398	$202,286
2023	$162,689	$163,629	$210,760
2023	$158,286	$159,231	$228,878
2023	$158,294	$159,285	$231,975
2024	$159,011	$160,055	$260,227
2024	$187,651	$188,937	$269,232
2024	$198,309	$199,719	$288,732
2024	$216,629	$218,226	$312,002
2025	$209,205	$210,790	$306,030
2025	$217,729	$219,384	$304,223
2025	$226,258	$228,042	$334,541
2025	$244,776	$246,764	$354,555
2026	$258,398	$260,552	$358,486
2026	$243,571	$245,642	$395,539
2026	$232,479	$234,527	$402,772

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Admiral Shares	2.75%	7.35%	8.80%
MSCI U.S. Investable Market Utilities 25/50 Index	2.84%	7.45%	8.90%
MSCI US Investable Market 2500 Index	20.40%	11.90%	14.95%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$10,086
Number of Portfolio Holdings	73
Portfolio Turnover Rate	5%
Total Investment Advisory Fees (in thousands)	$105

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Electric Utilities	61.3%
Gas Utilities	5.0%
Independent Power and Renewable Electricity Producers	5.5%
Multi-Utilities	24.6%
Water Utilities	3.3%
Other Assets and Liabilities—Net	0.3%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR5489

Vanguard Consumer Discretionary Index Fund

ETF Shares (VCR) NYSE Arca

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard Consumer Discretionary Index Fund (the "Fund") for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$9	0.09%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund performed roughly in line with its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy, persistent inflation, and Middle East tensions that disrupted energy supplies and raised oil prices fueled volatility.

  Some central banks, including those in the United States and the United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  Amazon.com (+13%), Tesla (+10%), and General Motors (+49%) contributed the most to the benchmark’s return. They accounted for about 39% of the index at the end of the reporting period and added about 5 percentage points to its result.

  Home Depot (–17%), Nike (–48%), and Flutter Entertainment (–67%) detracted the most.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2016, Through August 31, 2026

Initial Investment of $10,000

Table Summary
	ETF Shares Net Asset Value	Consumer Discretionary Spliced Index	MSCI US Investable Market 2500 Index
2016	$10,000	$10,000	$10,000
2016	$10,242	$10,243	$10,232
2017	$10,843	$10,845	$11,030
2017	$11,441	$11,445	$11,271
2017	$11,381	$11,386	$11,606
2017	$12,325	$12,333	$12,514
2018	$13,156	$13,165	$12,820
2018	$13,392	$13,405	$12,966
2018	$14,707	$14,727	$13,959
2018	$13,527	$13,546	$13,205
2019	$13,771	$13,791	$13,469
2019	$13,708	$13,732	$13,288
2019	$14,687	$14,715	$14,144
2019	$15,245	$15,276	$15,258
2020	$14,663	$14,696	$14,384
2020	$15,821	$15,862	$14,801
2020	$20,559	$20,617	$17,181
2020	$22,120	$22,183	$18,176
2021	$24,037	$24,105	$19,508
2021	$25,815	$25,896	$21,356
2021	$27,218	$27,310	$22,952
2021	$29,063	$29,167	$23,066
2022	$25,304	$25,399	$21,982
2022	$21,929	$22,017	$20,624
2022	$22,016	$22,107	$19,900
2022	$21,165	$21,258	$20,565
2023	$21,304	$21,399	$20,229
2023	$21,888	$21,988	$21,076
2023	$24,823	$24,940	$22,888
2023	$24,705	$24,825	$23,198
2024	$27,490	$27,631	$26,023
2024	$26,538	$26,678	$26,923
2024	$28,022	$28,175	$28,873
2024	$32,891	$33,078	$31,200
2025	$31,407	$31,592	$30,603
2025	$31,280	$31,474	$30,422
2025	$33,972	$34,189	$33,454
2025	$34,467	$34,692	$35,455
2026	$33,945	$34,173	$35,849
2026	$35,550	$35,795	$39,554
2026	$34,717	$34,948	$40,277

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
ETF Shares Net Asset Value	2.19%	4.99%	13.25%
ETF Shares Market Price	2.19%	4.98%	13.25%
Consumer Discretionary Spliced Index	2.22%	5.06%	13.33%
MSCI US Investable Market 2500 Index	20.40%	11.90%	14.95%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$6,609
Number of Portfolio Holdings	279
Portfolio Turnover Rate	13%
Total Investment Advisory Fees (in thousands)	$73

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Automobile Components	2.5%
Automobiles	18.2%
Broadline Retail	25.3%
Distributors	0.8%
Diversified Consumer Services	2.2%
Hotels, Restaurants & Leisure	21.9%
Household Durables	5.3%
Leisure Products	1.2%
Specialty Retail	19.3%
Textiles, Apparel & Luxury Goods	3.2%
Other Assets and Liabilities—Net	0.1%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR954

Vanguard Consumer Discretionary Index Fund

Admiral™ Shares (VCDAX)

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard Consumer Discretionary Index Fund (the "Fund") for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$9	0.09%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund performed roughly in line with its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy, persistent inflation, and Middle East tensions that disrupted energy supplies and raised oil prices fueled volatility.

  Some central banks, including those in the United States and the United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  Amazon.com (+13%), Tesla (+10%), and General Motors (+49%) contributed the most to the benchmark’s return. They accounted for about 39% of the index at the end of the reporting period and added about 5 percentage points to its result.

  Home Depot (–17%), Nike (–48%), and Flutter Entertainment (–67%) detracted the most.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2016, Through August 31, 2026

Initial Investment of $100,000

Table Summary
	Admiral Shares	Consumer Discretionary Spliced Index	MSCI US Investable Market 2500 Index
2016	$100,000	$100,000	$100,000
2016	$102,426	$102,428	$102,323
2017	$108,437	$108,445	$110,301
2017	$114,411	$114,448	$112,713
2017	$113,813	$113,864	$116,055
2017	$123,274	$123,329	$125,136
2018	$131,568	$131,653	$128,197
2018	$133,935	$134,046	$129,658
2018	$147,086	$147,275	$139,594
2018	$135,275	$135,456	$132,050
2019	$137,712	$137,911	$134,688
2019	$137,091	$137,323	$132,882
2019	$146,882	$147,148	$141,436
2019	$152,465	$152,762	$152,576
2020	$146,645	$146,961	$143,841
2020	$158,244	$158,623	$148,014
2020	$205,642	$206,170	$171,813
2020	$221,242	$221,830	$181,762
2021	$240,414	$241,048	$195,080
2021	$258,197	$258,959	$213,559
2021	$272,242	$273,105	$229,522
2021	$290,689	$291,668	$230,655
2022	$253,080	$253,987	$219,820
2022	$219,315	$220,166	$206,240
2022	$220,206	$221,071	$199,000
2022	$211,712	$212,578	$205,651
2023	$213,092	$213,989	$202,286
2023	$218,934	$219,885	$210,760
2023	$248,274	$249,403	$228,878
2023	$247,105	$248,255	$231,975
2024	$274,979	$276,310	$260,227
2024	$265,451	$266,780	$269,232
2024	$280,306	$281,749	$288,732
2024	$328,991	$330,778	$312,002
2025	$314,161	$315,915	$306,030
2025	$312,884	$314,736	$304,223
2025	$339,813	$341,885	$334,541
2025	$344,763	$346,922	$354,555
2026	$339,542	$341,729	$358,486
2026	$355,598	$357,949	$395,539
2026	$347,266	$349,482	$402,772

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Admiral Shares	2.19%	4.99%	13.26%
Consumer Discretionary Spliced Index	2.22%	5.06%	13.33%
MSCI US Investable Market 2500 Index	20.40%	11.90%	14.95%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$6,609
Number of Portfolio Holdings	279
Portfolio Turnover Rate	13%
Total Investment Advisory Fees (in thousands)	$73

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Automobile Components	2.5%
Automobiles	18.2%
Broadline Retail	25.3%
Distributors	0.8%
Diversified Consumer Services	2.2%
Hotels, Restaurants & Leisure	21.9%
Household Durables	5.3%
Leisure Products	1.2%
Specialty Retail	19.3%
Textiles, Apparel & Luxury Goods	3.2%
Other Assets and Liabilities—Net	0.1%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR5483

Vanguard Consumer Staples Index Fund

ETF Shares (VDC) NYSE Arca

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard Consumer Staples Index Fund (the "Fund") for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$9	0.09%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund performed roughly in line with its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy, persistent inflation, and Middle East tensions that disrupted energy supplies and raised oil prices fueled volatility.

  Some central banks, including those in the United States and United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  Coca-Cola (+32%), Walmart (+9%), and Target (+74%) contributed the most to the benchmark’s return. They accounted for about 24% of the index at the end of the reporting period and added about 5 percentage points to its result.

  Procter & Gamble (–5%), Celsius Holdings (–50%), and BellRing Brands (–74%) detracted the most.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2016, Through August 31, 2026

Initial Investment of $10,000

Table Summary
	ETF Shares Net Asset Value	MSCI U.S. Investable Market Consumer Staples 25/50 Index	MSCI US Investable Market 2500 Index
2016	$10,000	$10,000	$10,000
2016	$9,396	$9,396	$10,232
2017	$10,267	$10,269	$11,030
2017	$10,586	$10,592	$11,271
2017	$10,283	$10,290	$11,606
2017	$10,634	$10,644	$12,514
2018	$10,220	$10,231	$12,820
2018	$9,668	$9,680	$12,966
2018	$10,550	$10,566	$13,959
2018	$10,998	$11,017	$13,205
2019	$10,768	$10,789	$13,469
2019	$10,937	$10,962	$13,288
2019	$11,947	$11,976	$14,144
2019	$12,287	$12,320	$15,258
2020	$11,531	$11,565	$14,384
2020	$11,877	$11,916	$14,801
2020	$13,262	$13,308	$17,181
2020	$13,709	$13,761	$18,176
2021	$13,317	$13,370	$19,508
2021	$14,933	$14,998	$21,356
2021	$15,253	$15,324	$22,952
2021	$14,961	$15,035	$23,066
2022	$15,945	$16,028	$21,982
2022	$15,828	$15,913	$20,624
2022	$15,684	$15,772	$19,900
2022	$16,704	$16,802	$20,565
2023	$15,774	$15,866	$20,229
2023	$16,056	$16,151	$21,076
2023	$16,413	$16,511	$22,888
2023	$16,010	$16,110	$23,198
2024	$17,177	$17,288	$26,023
2024	$17,907	$18,024	$26,923
2024	$19,070	$19,198	$28,873
2024	$19,719	$19,854	$31,200
2025	$19,926	$20,067	$30,603
2025	$20,015	$20,161	$30,422
2025	$19,640	$19,779	$33,454
2025	$19,463	$19,605	$35,455
2026	$22,133	$22,300	$35,849
2026	$20,393	$20,551	$39,554
2026	$21,024	$21,191	$40,277

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
ETF Shares Net Asset Value	7.05%	6.63%	7.71%
ETF Shares Market Price	7.08%	6.63%	7.72%
MSCI U.S. Investable Market Consumer Staples 25/50 Index	7.14%	6.70%	7.80%
MSCI US Investable Market 2500 Index	20.40%	11.90%	14.95%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$9,256
Number of Portfolio Holdings	106
Portfolio Turnover Rate	11%
Total Investment Advisory Fees (in thousands)	$91

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Beverages	20.8%
Consumer Staples Distribution & Retail	37.7%
Food Products	13.9%
Household Products	15.3%
Personal Care Products	3.5%
Tobacco	8.6%
Other Assets and Liabilities—Net	0.2%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR955

Vanguard Consumer Staples Index Fund

Admiral™ Shares (VCSAX)

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard Consumer Staples Index Fund (the "Fund") for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$9	0.09%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund performed roughly in line with its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy, persistent inflation, and Middle East tensions that disrupted energy supplies and raised oil prices fueled volatility.

  Some central banks, including those in the United States and United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  Coca-Cola (+32%), Walmart (+9%), and Target (+74%) contributed the most to the benchmark’s return. They accounted for about 24% of the index at the end of the reporting period and added about 5 percentage points to its result.

  Procter & Gamble (–5%), Celsius Holdings (–50%), and BellRing Brands (–74%) detracted the most.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2016, Through August 31, 2026

Initial Investment of $100,000

Table Summary
	Admiral Shares	MSCI U.S. Investable Market Consumer Staples 25/50 Index	MSCI US Investable Market 2500 Index
2016	$100,000	$100,000	$100,000
2016	$93,948	$93,963	$102,323
2017	$102,655	$102,694	$110,301
2017	$105,846	$105,915	$112,713
2017	$102,813	$102,900	$116,055
2017	$106,314	$106,436	$125,136
2018	$102,176	$102,311	$128,197
2018	$96,659	$96,801	$129,658
2018	$105,479	$105,658	$139,594
2018	$109,954	$110,165	$132,050
2019	$107,658	$107,886	$134,688
2019	$109,362	$109,617	$132,882
2019	$119,448	$119,760	$141,436
2019	$122,856	$123,202	$152,576
2020	$115,297	$115,648	$143,841
2020	$118,775	$119,158	$148,014
2020	$132,621	$133,081	$171,813
2020	$137,094	$137,610	$181,762
2021	$133,177	$133,705	$195,080
2021	$149,352	$149,977	$213,559
2021	$152,567	$153,239	$229,522
2021	$149,647	$150,348	$230,655
2022	$159,489	$160,275	$219,820
2022	$158,332	$159,128	$206,240
2022	$156,916	$157,715	$199,000
2022	$167,130	$168,016	$205,651
2023	$157,808	$158,656	$202,286
2023	$160,636	$161,505	$210,760
2023	$164,218	$165,115	$228,878
2023	$160,182	$161,100	$231,975
2024	$171,873	$172,878	$260,227
2024	$179,170	$180,236	$269,232
2024	$190,805	$191,981	$288,732
2024	$197,306	$198,541	$312,002
2025	$199,367	$200,671	$306,030
2025	$200,267	$201,610	$304,223
2025	$196,503	$197,795	$334,541
2025	$194,725	$196,047	$354,555
2026	$221,454	$223,001	$358,486
2026	$204,050	$205,511	$395,539
2026	$210,345	$211,912	$402,772

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Admiral Shares	7.04%	6.63%	7.72%
MSCI U.S. Investable Market Consumer Staples 25/50 Index	7.14%	6.70%	7.80%
MSCI US Investable Market 2500 Index	20.40%	11.90%	14.95%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$9,256
Number of Portfolio Holdings	106
Portfolio Turnover Rate	11%
Total Investment Advisory Fees (in thousands)	$91

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Beverages	20.8%
Consumer Staples Distribution & Retail	37.7%
Food Products	13.9%
Household Products	15.3%
Personal Care Products	3.5%
Tobacco	8.6%
Other Assets and Liabilities—Net	0.2%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR5484

Vanguard Energy Index Fund

ETF Shares (VDE) NYSE Arca

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard Energy Index Fund (the "Fund") for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$11	0.09%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund performed roughly in line with its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy, persistent inflation, and Middle East tensions that disrupted energy supplies and raised oil prices fueled volatility.

  Some central banks, including those in the United States and United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  ExxonMobil Holdings (+45%), Chevron (+33%), and Valero Energy (+141%) contributed most to the benchmark’s return. They accounted for about 40% of the index at the end of the reporting period and added about 20 percentage points to its result.

  Sable Offshore (–82%), Civitas Resources (–23%), and NextDecade (–30%) detracted the most.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2016, Through August 31, 2026

Initial Investment of $10,000

Table Summary
	ETF Shares Net Asset Value	MSCI U.S. Investable Market Energy 25/50 Index	MSCI US Investable Market 2500 Index
2016	$10,000	$10,000	$10,000
2016	$10,936	$10,938	$10,232
2017	$10,473	$10,474	$11,030
2017	$9,603	$9,605	$11,271
2017	$9,245	$9,250	$11,606
2017	$10,324	$10,332	$12,514
2018	$10,013	$10,023	$12,820
2018	$11,598	$11,613	$12,966
2018	$11,470	$11,487	$13,959
2018	$10,051	$10,073	$13,205
2019	$9,922	$9,946	$13,469
2019	$8,955	$8,980	$13,288
2019	$8,677	$8,703	$14,144
2019	$8,871	$8,897	$15,258
2020	$7,136	$7,158	$14,384
2020	$6,083	$6,105	$14,801
2020	$5,738	$5,756	$17,181
2020	$6,046	$6,066	$18,176
2021	$8,174	$8,203	$19,508
2021	$9,017	$9,052	$21,356
2021	$8,496	$8,535	$22,952
2021	$9,680	$9,725	$23,066
2022	$12,560	$12,621	$21,982
2022	$15,640	$15,719	$20,624
2022	$14,789	$14,863	$19,900
2022	$16,850	$16,951	$20,565
2023	$15,566	$15,663	$20,229
2023	$14,262	$14,355	$21,076
2023	$16,934	$17,051	$22,888
2023	$16,213	$16,329	$23,198
2024	$16,578	$16,703	$26,023
2024	$18,154	$18,295	$26,923
2024	$17,844	$17,985	$28,873
2024	$18,953	$19,108	$31,200
2025	$18,027	$18,179	$30,603
2025	$16,393	$16,535	$30,422
2025	$18,346	$18,510	$33,454
2025	$18,602	$18,773	$35,455
2026	$23,155	$23,369	$35,849
2026	$23,501	$23,723	$39,554
2026	$26,795	$27,055	$40,277

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
ETF Shares Net Asset Value	46.05%	25.82%	10.36%
ETF Shares Market Price	46.09%	25.84%	10.36%
MSCI U.S. Investable Market Energy 25/50 Index	46.16%	25.95%	10.46%
MSCI US Investable Market 2500 Index	20.40%	11.90%	14.95%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$13,243
Number of Portfolio Holdings	115
Portfolio Turnover Rate	8%
Total Investment Advisory Fees (in thousands)	$102

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Coal & Consumable Fuels	0.8%
Integrated Oil & Gas	37.3%
Oil & Gas Drilling	1.3%
Oil & Gas Equipment & Services	10.8%
Oil & Gas Exploration & Production	21.4%
Oil & Gas Refining & Marketing	13.7%
Oil & Gas Storage & Transportation	14.3%
Other Assets and Liabilities—Net	0.4%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR951

Vanguard Energy Index Fund

Admiral™ Shares (VENAX)

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard Energy Index Fund (the "Fund") for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$11	0.09%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund performed roughly in line with its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy, persistent inflation, and Middle East tensions that disrupted energy supplies and raised oil prices fueled volatility.

  Some central banks, including those in the United States and United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  ExxonMobil Holdings (+45%), Chevron (+33%), and Valero Energy (+141%) contributed most to the benchmark’s return. They accounted for about 40% of the index at the end of the reporting period and added about 20 percentage points to its result.

  Sable Offshore (–82%), Civitas Resources (–23%), and NextDecade (–30%) detracted the most.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2016, Through August 31, 2026

Initial Investment of $100,000

Table Summary
	Admiral Shares	MSCI U.S. Investable Market Energy 25/50 Index	MSCI US Investable Market 2500 Index
2016	$100,000	$100,000	$100,000
2016	$109,350	$109,376	$102,323
2017	$104,700	$104,739	$110,301
2017	$95,999	$96,055	$112,713
2017	$92,438	$92,500	$116,055
2017	$103,224	$103,320	$125,136
2018	$100,121	$100,225	$128,197
2018	$115,968	$116,129	$129,658
2018	$114,682	$114,871	$139,594
2018	$100,506	$100,726	$132,050
2019	$99,219	$99,460	$134,688
2019	$89,556	$89,797	$132,882
2019	$86,778	$87,031	$141,436
2019	$88,691	$88,967	$152,576
2020	$71,357	$71,579	$143,841
2020	$60,884	$61,055	$148,014
2020	$57,432	$57,562	$171,813
2020	$60,528	$60,658	$181,762
2021	$81,825	$82,028	$195,080
2021	$90,273	$90,516	$213,559
2021	$85,101	$85,348	$229,522
2021	$96,929	$97,253	$230,655
2022	$125,797	$126,213	$219,820
2022	$156,637	$157,194	$206,240
2022	$148,053	$148,628	$199,000
2022	$168,789	$169,506	$205,651
2023	$155,931	$156,625	$202,286
2023	$142,867	$143,553	$210,760
2023	$169,641	$170,508	$228,878
2023	$162,437	$163,291	$231,975
2024	$166,114	$167,033	$260,227
2024	$181,902	$182,951	$269,232
2024	$178,785	$179,845	$288,732
2024	$189,910	$191,077	$312,002
2025	$180,612	$181,789	$306,030
2025	$164,236	$165,352	$304,223
2025	$183,808	$185,099	$334,541
2025	$186,391	$187,728	$354,555
2026	$231,981	$233,694	$358,486
2026	$235,450	$237,234	$395,539
2026	$268,480	$270,545	$402,772

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Admiral Shares	46.07%	25.83%	10.38%
MSCI U.S. Investable Market Energy 25/50 Index	46.16%	25.95%	10.46%
MSCI US Investable Market 2500 Index	20.40%	11.90%	14.95%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$13,243
Number of Portfolio Holdings	115
Portfolio Turnover Rate	8%
Total Investment Advisory Fees (in thousands)	$102

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Coal & Consumable Fuels	0.8%
Integrated Oil & Gas	37.3%
Oil & Gas Drilling	1.3%
Oil & Gas Equipment & Services	10.8%
Oil & Gas Exploration & Production	21.4%
Oil & Gas Refining & Marketing	13.7%
Oil & Gas Storage & Transportation	14.3%
Other Assets and Liabilities—Net	0.4%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR5480

Vanguard Financials Index Fund

ETF Shares (VFH) NYSE Arca

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard Financials Index Fund (the "Fund") for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$9	0.09%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund performed roughly in line with its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy and persistent inflation fueled volatility, as did Middle East tensions that disrupted energy supplies and raised oil prices.

  Some central banks, including those in the United States and the United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  JPMorgan Chase (+20%), Goldman Sachs Group (+40%), and Bank of America (+25%) contributed the most to the benchmark’s return. They accounted for about 18% of the index at the end of the reporting period and added about 4 percentage points to its result.

  Fiserv (–61%), S&P Global (–16%), and Coinbase Global (–38%) detracted the most.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2016, Through August 31, 2026

Initial Investment of $10,000

Table Summary
	ETF Shares Net Asset Value	MSCI U.S. Investable Market Financials 25/50 Index	MSCI US Investable Market 2500 Index
2016	$10,000	$10,000	$10,000
2016	$11,324	$11,329	$10,232
2017	$12,389	$12,395	$11,030
2017	$11,789	$11,797	$11,271
2017	$12,465	$12,477	$11,606
2017	$13,952	$13,969	$12,514
2018	$14,561	$14,581	$12,820
2018	$14,014	$14,037	$12,966
2018	$14,603	$14,631	$13,959
2018	$13,833	$13,862	$13,205
2019	$13,817	$13,848	$13,469
2019	$13,521	$13,556	$13,288
2019	$14,040	$14,078	$14,144
2019	$15,726	$15,772	$15,258
2020	$13,971	$14,015	$14,384
2020	$12,194	$12,241	$14,801
2020	$13,095	$13,146	$17,181
2020	$14,771	$14,828	$18,176
2021	$17,376	$17,449	$19,508
2021	$20,352	$20,443	$21,356
2021	$20,725	$20,825	$22,952
2021	$20,752	$20,857	$23,066
2022	$20,942	$21,053	$21,982
2022	$19,291	$19,399	$20,624
2022	$18,150	$18,253	$19,900
2022	$19,897	$20,008	$20,565
2023	$19,771	$19,883	$20,229
2023	$17,393	$17,495	$21,076
2023	$19,106	$19,225	$22,888
2023	$20,022	$20,151	$23,198
2024	$22,715	$22,867	$26,023
2024	$23,484	$23,647	$26,923
2024	$25,887	$26,073	$28,873
2024	$29,593	$29,815	$31,200
2025	$29,787	$30,015	$30,603
2025	$29,149	$29,376	$30,422
2025	$31,407	$31,659	$33,454
2025	$31,047	$31,302	$35,455
2026	$30,144	$30,395	$35,849
2026	$30,479	$30,741	$39,554
2026	$34,141	$34,446	$40,277

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
ETF Shares Net Asset Value	8.71%	10.50%	13.07%
ETF Shares Market Price	8.74%	10.51%	13.07%
MSCI U.S. Investable Market Financials 25/50 Index	8.80%	10.59%	13.17%
MSCI US Investable Market 2500 Index	20.40%	11.90%	14.95%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$14,772
Number of Portfolio Holdings	432
Portfolio Turnover Rate	6%
Total Investment Advisory Fees (in thousands)	$150

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Banks	30.1%
Capital Markets	25.6%
Consumer Finance	4.6%
Financial Services	21.8%
Insurance	14.2%
Mortgage Real Estate Investment Trusts (REITs)	0.7%
Other Assets and Liabilities—Net	3.0%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

During the reporting period, the Fund's shareholders approved a proposal to reclassify the diversification status of the Fund to nondiversified, as defined under the Investment Company Act of 1940, and to eliminate the Fund's related fundamental policy. The Fund added nondiversification risk as a principal investment risk.

This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by December 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR957

Vanguard Financials Index Fund

Admiral™ Shares (VFAIX)

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard Financials Index Fund (the "Fund") for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$9	0.09%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund performed roughly in line with its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy and persistent inflation fueled volatility, as did Middle East tensions that disrupted energy supplies and raised oil prices.

  Some central banks, including those in the United States and the United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  JPMorgan Chase (+20%), Goldman Sachs Group (+40%), and Bank of America (+25%) contributed the most to the benchmark’s return. They accounted for about 18% of the index at the end of the reporting period and added about 4 percentage points to its result.

  Fiserv (–61%), S&P Global (–16%), and Coinbase Global (–38%) detracted the most.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2016, Through August 31, 2026

Initial Investment of $100,000

Table Summary
	Admiral Shares	MSCI U.S. Investable Market Financials 25/50 Index	MSCI US Investable Market 2500 Index
2016	$100,000	$100,000	$100,000
2016	$113,234	$113,286	$102,323
2017	$123,850	$123,950	$110,301
2017	$117,873	$117,966	$112,713
2017	$124,622	$124,774	$116,055
2017	$139,503	$139,692	$125,136
2018	$145,575	$145,807	$128,197
2018	$140,122	$140,372	$129,658
2018	$146,003	$146,309	$139,594
2018	$138,295	$138,618	$132,050
2019	$138,132	$138,477	$134,688
2019	$135,206	$135,558	$132,882
2019	$140,359	$140,779	$141,436
2019	$157,231	$157,723	$152,576
2020	$139,695	$140,148	$143,841
2020	$121,949	$122,407	$148,014
2020	$130,957	$131,461	$171,813
2020	$147,727	$148,277	$181,762
2021	$173,815	$174,487	$195,080
2021	$203,549	$204,429	$213,559
2021	$207,337	$208,249	$229,522
2021	$207,574	$208,574	$230,655
2022	$209,474	$210,527	$219,820
2022	$193,007	$193,986	$206,240
2022	$181,571	$182,531	$199,000
2022	$199,081	$200,082	$205,651
2023	$197,797	$198,832	$202,286
2023	$174,008	$174,946	$210,760
2023	$191,143	$192,250	$228,878
2023	$200,343	$201,507	$231,975
2024	$227,287	$228,666	$260,227
2024	$234,970	$236,472	$269,232
2024	$259,002	$260,731	$288,732
2024	$296,122	$298,153	$312,002
2025	$298,034	$300,146	$306,030
2025	$291,666	$293,756	$304,223
2025	$314,289	$316,587	$334,541
2025	$310,668	$313,018	$354,555
2026	$301,609	$303,955	$358,486
2026	$304,961	$307,409	$395,539
2026	$341,621	$344,457	$402,772

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Admiral Shares	8.70%	10.50%	13.07%
MSCI U.S. Investable Market Financials 25/50 Index	8.80%	10.59%	13.17%
MSCI US Investable Market 2500 Index	20.40%	11.90%	14.95%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$14,772
Number of Portfolio Holdings	432
Portfolio Turnover Rate	6%
Total Investment Advisory Fees (in thousands)	$150

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Banks	30.1%
Capital Markets	25.6%
Consumer Finance	4.6%
Financial Services	21.8%
Insurance	14.2%
Mortgage Real Estate Investment Trusts (REITs)	0.7%
Other Assets and Liabilities—Net	3.0%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

During the reporting period, the Fund's shareholders approved a proposal to reclassify the diversification status of the Fund to nondiversified, as defined under the Investment Company Act of 1940, and to eliminate the Fund's related fundamental policy. The Fund added nondiversification risk as a principal investment risk.

This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by December 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR5486

Vanguard Health Care Index Fund

ETF Shares (VHT) NYSE Arca

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard Health Care Index Fund (the "Fund") for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$10	0.09%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund performed roughly in line with its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy, persistent inflation, and Middle East tensions that disrupted energy supplies and raised oil prices fueled volatility.

  Some central banks, including those in the United States and the United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  Eli Lilly (+59%), Johnson & Johnson (+53%), and Merck & Co. (+82%) contributed the most to the benchmark’s return. They accounted for about 27% of the index at the end of the reporting period and added about 13 percentage points to its result.

  Boston Scientific (–54%), Abbott Laboratories (–15%), and Zoetis (–50%) detracted the most.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2016, Through August 31, 2026

Initial Investment of $10,000

Table Summary
	ETF Shares Net Asset Value	MSCI U.S. Investable Market Health Care 25/50 Index	MSCI US Investable Market 2500 Index
2016	$10,000	$10,000	$10,000
2016	$9,534	$9,536	$10,232
2017	$10,479	$10,483	$11,030
2017	$10,685	$10,690	$11,271
2017	$11,506	$11,515	$11,606
2017	$11,886	$11,897	$12,514
2018	$12,092	$12,105	$12,820
2018	$12,087	$12,102	$12,966
2018	$13,664	$13,682	$13,959
2018	$13,738	$13,759	$13,205
2019	$13,434	$13,458	$13,469
2019	$12,778	$12,801	$13,288
2019	$13,360	$13,387	$14,144
2019	$14,722	$14,751	$15,258
2020	$13,902	$13,933	$14,384
2020	$15,630	$15,664	$14,801
2020	$16,574	$16,612	$17,181
2020	$17,266	$17,309	$18,176
2021	$18,072	$18,120	$19,508
2021	$19,333	$19,391	$21,356
2021	$21,213	$21,282	$22,952
2021	$20,142	$20,211	$23,066
2022	$19,784	$19,857	$21,982
2022	$19,717	$19,792	$20,624
2022	$18,964	$19,042	$19,900
2022	$20,906	$20,998	$20,565
2023	$19,388	$19,475	$20,229
2023	$19,522	$19,614	$21,076
2023	$20,304	$20,405	$22,888
2023	$19,899	$20,003	$23,198
2024	$22,233	$22,353	$26,023
2024	$22,003	$22,129	$26,923
2024	$24,273	$24,417	$28,873
2024	$23,008	$23,149	$31,200
2025	$23,093	$23,242	$30,603
2025	$20,775	$20,914	$30,422
2025	$21,813	$21,964	$33,454
2025	$25,298	$25,478	$35,455
2026	$25,537	$25,725	$35,849
2026	$24,253	$24,436	$39,554
2026	$27,829	$28,045	$40,277

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
ETF Shares Net Asset Value	27.58%	5.58%	10.78%
ETF Shares Market Price	27.61%	5.59%	10.78%
MSCI U.S. Investable Market Health Care 25/50 Index	27.69%	5.67%	10.86%
MSCI US Investable Market 2500 Index	20.40%	11.90%	14.95%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$22,042
Number of Portfolio Holdings	422
Portfolio Turnover Rate	7%
Total Investment Advisory Fees (in thousands)	$202

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Biotechnology	23.7%
Health Care Equipment & Supplies	15.4%
Health Care Providers & Services	17.1%
Health Care Technology	0.8%
Life Sciences Tools & Services	9.6%
Pharmaceuticals	33.2%
Other Assets and Liabilities—Net	0.2%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

During the reporting period, the Fund's shareholders approved a proposal to reclassify the diversification status of the Fund to nondiversified, as defined under the Investment Company Act of 1940, and to eliminate the Fund's related fundamental policy. The Fund added nondiversification risk as a principal investment risk.

This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by December 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR956

Vanguard Health Care Index Fund

Admiral™ Shares (VHCIX)

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard Health Care Index Fund (the "Fund") for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$10	0.09%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund performed roughly in line with its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy, persistent inflation, and Middle East tensions that disrupted energy supplies and raised oil prices fueled volatility.

  Some central banks, including those in the United States and the United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  Eli Lilly (+59%), Johnson & Johnson (+53%), and Merck & Co. (+82%) contributed the most to the benchmark’s return. They accounted for about 27% of the index at the end of the reporting period and added about 13 percentage points to its result.

  Boston Scientific (–54%), Abbott Laboratories (–15%), and Zoetis (–50%) detracted the most.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2016, Through August 31, 2026

Initial Investment of $100,000

Table Summary
	Admiral Shares	MSCI U.S. Investable Market Health Care 25/50 Index	MSCI US Investable Market 2500 Index
2016	$100,000	$100,000	$100,000
2016	$95,346	$95,362	$102,323
2017	$104,792	$104,827	$110,301
2017	$106,859	$106,904	$112,713
2017	$115,074	$115,153	$116,055
2017	$118,872	$118,973	$125,136
2018	$120,915	$121,051	$128,197
2018	$120,869	$121,020	$129,658
2018	$136,638	$136,821	$139,594
2018	$137,389	$137,593	$132,050
2019	$134,350	$134,583	$134,688
2019	$127,782	$128,008	$132,882
2019	$133,622	$133,867	$141,436
2019	$147,219	$147,512	$152,576
2020	$139,027	$139,328	$143,841
2020	$156,333	$156,638	$148,014
2020	$165,770	$166,123	$171,813
2020	$172,701	$173,094	$181,762
2021	$180,757	$181,198	$195,080
2021	$193,391	$193,910	$213,559
2021	$212,196	$212,815	$229,522
2021	$201,488	$202,106	$230,655
2022	$197,921	$198,571	$219,820
2022	$197,238	$197,924	$206,240
2022	$189,717	$190,421	$199,000
2022	$209,170	$209,981	$205,651
2023	$193,985	$194,749	$202,286
2023	$195,317	$196,144	$210,760
2023	$203,156	$204,046	$228,878
2023	$199,109	$200,030	$231,975
2024	$222,465	$223,534	$260,227
2024	$220,177	$221,286	$269,232
2024	$242,881	$244,171	$288,732
2024	$230,203	$231,494	$312,002
2025	$231,074	$232,418	$306,030
2025	$207,880	$209,135	$304,223
2025	$218,269	$219,637	$334,541
2025	$253,124	$254,779	$354,555
2026	$255,518	$257,246	$358,486
2026	$242,676	$244,357	$395,539
2026	$278,453	$280,446	$402,772

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Admiral Shares	27.57%	5.59%	10.78%
MSCI U.S. Investable Market Health Care 25/50 Index	27.69%	5.67%	10.86%
MSCI US Investable Market 2500 Index	20.40%	11.90%	14.95%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$22,042
Number of Portfolio Holdings	422
Portfolio Turnover Rate	7%
Total Investment Advisory Fees (in thousands)	$202

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Biotechnology	23.7%
Health Care Equipment & Supplies	15.4%
Health Care Providers & Services	17.1%
Health Care Technology	0.8%
Life Sciences Tools & Services	9.6%
Pharmaceuticals	33.2%
Other Assets and Liabilities—Net	0.2%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

During the reporting period, the Fund's shareholders approved a proposal to reclassify the diversification status of the Fund to nondiversified, as defined under the Investment Company Act of 1940, and to eliminate the Fund's related fundamental policy. The Fund added nondiversification risk as a principal investment risk.

This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by December 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR5485

Vanguard Industrials Index Fund

ETF Shares (VIS) NYSE Arca

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard Industrials Index Fund (the "Fund") for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$10	0.09%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund performed roughly in line with its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy, persistent inflation, and Middle East tensions that disrupted energy supplies and raised oil prices fueled volatility.

  Some central banks, including those in the United States and United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  Caterpillar (+92%), GE Vernova (+47%), and RTX (+33%) contributed the most to the benchmark’s return. They accounted for about 13% of the index at the end of the reporting period and added about 6 percentage points to its result.

  Uber Technologies (–19%), Axon Enterprise (–24%), and Boeing (–11%) detracted the most.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2016, Through August 31, 2026

Initial Investment of $10,000

Table Summary
	ETF Shares Net Asset Value	MSCI U.S. Investable Market Industrials 25/50 Index	MSCI US Investable Market 2500 Index
2016	$10,000	$10,000	$10,000
2016	$10,716	$10,716	$10,232
2017	$11,321	$11,322	$11,030
2017	$11,545	$11,548	$11,271
2017	$11,755	$11,758	$11,606
2017	$12,871	$12,881	$12,514
2018	$13,127	$13,140	$12,820
2018	$12,933	$12,950	$12,966
2018	$13,566	$13,587	$13,959
2018	$12,681	$12,702	$13,205
2019	$13,345	$13,371	$13,469
2019	$12,733	$12,761	$13,288
2019	$13,467	$13,499	$14,144
2019	$14,662	$14,703	$15,258
2020	$13,237	$13,277	$14,384
2020	$12,262	$12,306	$14,801
2020	$14,134	$14,188	$17,181
2020	$16,135	$16,200	$18,176
2021	$17,086	$17,160	$19,508
2021	$19,521	$19,611	$21,356
2021	$19,421	$19,515	$22,952
2021	$19,015	$19,111	$23,066
2022	$18,579	$18,677	$21,982
2022	$17,488	$17,585	$20,624
2022	$17,358	$17,458	$19,900
2022	$18,921	$19,037	$20,565
2023	$19,114	$19,231	$20,229
2023	$18,416	$18,533	$21,076
2023	$20,828	$20,965	$22,888
2023	$20,654	$20,794	$23,198
2024	$23,635	$23,803	$26,023
2024	$24,274	$24,451	$26,923
2024	$25,719	$25,911	$28,873
2024	$28,470	$28,687	$31,200
2025	$26,588	$26,796	$30,603
2025	$27,715	$27,937	$30,422
2025	$30,006	$30,252	$33,454
2025	$30,644	$30,902	$35,455
2026	$35,385	$35,690	$35,849
2026	$35,357	$35,670	$39,554
2026	$34,911	$35,225	$40,277

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
ETF Shares Net Asset Value	16.35%	12.44%	13.32%
ETF Shares Market Price	16.40%	12.46%	13.32%
MSCI U.S. Investable Market Industrials 25/50 Index	16.44%	12.54%	13.42%
MSCI US Investable Market 2500 Index	20.40%	11.90%	14.95%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$8,562
Number of Portfolio Holdings	399
Portfolio Turnover Rate	5%
Total Investment Advisory Fees (in thousands)	$78

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Aerospace & Defense	24.0%
Air Freight & Logistics	2.9%
Building Products	5.7%
Commercial Services & Supplies	5.5%
Construction & Engineering	4.5%
Electrical Equipment	12.6%
Ground Transportation	8.8%
Industrial Conglomerates	2.5%
Machinery	20.3%
Marine Transportation	0.2%
Passenger Airlines	1.8%
Professional Services	6.1%
Trading Companies & Distributors	4.7%
Other Assets and Liabilities—Net	0.4%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR953

Vanguard Industrials Index Fund

Admiral™ Shares (VINAX)

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard Industrials Index Fund (the "Fund") for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$10	0.09%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund performed roughly in line with its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy, persistent inflation, and Middle East tensions that disrupted energy supplies and raised oil prices fueled volatility.

  Some central banks, including those in the United States and United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  Caterpillar (+92%), GE Vernova (+47%), and RTX (+33%) contributed the most to the benchmark’s return. They accounted for about 13% of the index at the end of the reporting period and added about 6 percentage points to its result.

  Uber Technologies (–19%), Axon Enterprise (–24%), and Boeing (–11%) detracted the most.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2016, Through August 31, 2026

Initial Investment of $100,000

Table Summary
	Admiral Shares	MSCI U.S. Investable Market Industrials 25/50 Index	MSCI US Investable Market 2500 Index
2016	$100,000	$100,000	$100,000
2016	$107,155	$107,162	$102,323
2017	$113,192	$113,224	$110,301
2017	$115,447	$115,484	$112,713
2017	$117,549	$117,584	$116,055
2017	$128,709	$128,814	$125,136
2018	$131,267	$131,402	$128,197
2018	$129,330	$129,495	$129,658
2018	$135,663	$135,871	$139,594
2018	$126,800	$127,018	$132,050
2019	$133,430	$133,705	$134,688
2019	$127,330	$127,614	$132,882
2019	$134,650	$134,994	$141,436
2019	$146,620	$147,026	$152,576
2020	$132,367	$132,768	$143,841
2020	$122,639	$123,058	$148,014
2020	$141,361	$141,878	$171,813
2020	$161,389	$162,000	$181,762
2021	$170,915	$171,598	$195,080
2021	$195,268	$196,110	$213,559
2021	$194,273	$195,148	$229,522
2021	$190,200	$191,108	$230,655
2022	$185,854	$186,770	$219,820
2022	$174,928	$175,846	$206,240
2022	$173,640	$174,582	$199,000
2022	$189,309	$190,369	$205,651
2023	$191,209	$192,314	$202,286
2023	$184,213	$185,333	$210,760
2023	$208,354	$209,648	$228,878
2023	$206,617	$207,945	$231,975
2024	$236,464	$238,031	$260,227
2024	$242,852	$244,507	$269,232
2024	$257,298	$259,113	$288,732
2024	$284,828	$286,870	$312,002
2025	$266,003	$267,957	$306,030
2025	$277,271	$279,372	$304,223
2025	$300,180	$302,522	$334,541
2025	$306,563	$309,016	$354,555
2026	$354,004	$356,899	$358,486
2026	$353,712	$356,699	$395,539
2026	$349,272	$352,254	$402,772

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Admiral Shares	16.35%	12.45%	13.32%
MSCI U.S. Investable Market Industrials 25/50 Index	16.44%	12.54%	13.42%
MSCI US Investable Market 2500 Index	20.40%	11.90%	14.95%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$8,562
Number of Portfolio Holdings	399
Portfolio Turnover Rate	5%
Total Investment Advisory Fees (in thousands)	$78

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Aerospace & Defense	24.0%
Air Freight & Logistics	2.9%
Building Products	5.7%
Commercial Services & Supplies	5.5%
Construction & Engineering	4.5%
Electrical Equipment	12.6%
Ground Transportation	8.8%
Industrial Conglomerates	2.5%
Machinery	20.3%
Marine Transportation	0.2%
Passenger Airlines	1.8%
Professional Services	6.1%
Trading Companies & Distributors	4.7%
Other Assets and Liabilities—Net	0.4%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR5482

Vanguard Information Technology Index Fund

ETF Shares (VGT) NYSE Arca

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard Information Technology Index Fund (the "Fund") for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$11	0.09%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund performed roughly in line with its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy, persistent inflation, and Middle East tensions that disrupted energy supplies and raised oil prices fueled volatility.

  Some central banks, including those in the United States and the United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  Apple (+37%), Micron Technology (+707%), and NVIDIA (+27%) contributed the most to the benchmark’s return. They accounted for about 38% of the index at the end of the reporting period and added about 15 percentage points to its result.

  Microsoft (+1%), Oracle (–33%), and Intuit (–46%) detracted the most.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2016, Through August 31, 2026

Initial Investment of $10,000

Table Summary
	ETF Shares Net Asset Value	Information Technology Spliced Index	MSCI US Investable Market 2500 Index
2016	$10,000	$10,000	$10,000
2016	$10,242	$10,244	$10,232
2017	$11,367	$11,372	$11,030
2017	$12,418	$12,428	$11,271
2017	$12,993	$13,005	$11,606
2017	$14,230	$14,248	$12,514
2018	$15,320	$15,341	$12,820
2018	$15,837	$15,863	$12,966
2018	$17,608	$17,643	$13,959
2018	$15,924	$15,958	$13,205
2019	$16,894	$16,932	$13,469
2019	$17,058	$17,102	$13,288
2019	$18,788	$18,842	$14,144
2019	$20,846	$20,913	$15,258
2020	$20,847	$20,920	$14,384
2020	$23,183	$23,280	$14,801
2020	$29,257	$29,391	$17,181
2020	$29,898	$30,046	$18,176
2021	$31,890	$32,058	$19,508
2021	$33,339	$33,523	$21,356
2021	$38,267	$38,485	$22,952
2021	$40,211	$40,451	$23,066
2022	$36,389	$36,620	$21,982
2022	$32,577	$32,799	$20,624
2022	$31,570	$31,795	$19,900
2022	$31,547	$31,779	$20,565
2023	$31,992	$32,233	$20,229
2023	$37,946	$38,242	$21,076
2023	$40,559	$40,883	$22,888
2023	$42,213	$42,511	$23,198
2024	$47,441	$47,786	$26,023
2024	$48,977	$49,343	$26,923
2024	$52,719	$53,127	$28,873
2024	$57,264	$57,722	$31,200
2025	$55,100	$55,549	$30,603
2025	$55,974	$56,444	$30,422
2025	$64,328	$64,887	$33,454
2025	$69,563	$70,184	$35,455
2026	$67,233	$67,847	$35,849
2026	$89,714	$90,562	$39,554
2026	$89,406	$90,267	$40,277

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
ETF Shares Net Asset Value	38.99%	18.50%	24.49%
ETF Shares Market Price	38.91%	18.50%	24.49%
Information Technology Spliced Index	39.11%	18.59%	24.61%
MSCI US Investable Market 2500 Index	20.40%	11.90%	14.95%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$170,247
Number of Portfolio Holdings	322
Portfolio Turnover Rate	9%
Total Investment Advisory Fees (in thousands)	$1,434

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Communications Equipment	4.0%
Electronic Equipment, Instruments & Components	4.6%
IT Services	3.7%
Semiconductors & Semiconductor Equipment	41.9%
Software	26.0%
Technology Hardware, Storage & Peripherals	19.7%
Other Assets and Liabilities—Net	0.1%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR958

Vanguard Information Technology Index Fund

Admiral™ Shares (VITAX)

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard Information Technology Index Fund (the "Fund") for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$11	0.09%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund performed roughly in line with its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy, persistent inflation, and Middle East tensions that disrupted energy supplies and raised oil prices fueled volatility.

  Some central banks, including those in the United States and the United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  Apple (+37%), Micron Technology (+707%), and NVIDIA (+27%) contributed the most to the benchmark’s return. They accounted for about 38% of the index at the end of the reporting period and added about 15 percentage points to its result.

  Microsoft (+1%), Oracle (–33%), and Intuit (–46%) detracted the most.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2016, Through August 31, 2026

Initial Investment of $100,000

Table Summary
	Admiral Shares	Information Technology Spliced Index	MSCI US Investable Market 2500 Index
2016	$100,000	$100,000	$100,000
2016	$102,419	$102,444	$102,323
2017	$113,677	$113,722	$110,301
2017	$124,194	$124,278	$112,713
2017	$129,937	$130,052	$116,055
2017	$142,323	$142,477	$125,136
2018	$153,214	$153,408	$128,197
2018	$158,387	$158,627	$129,658
2018	$176,115	$176,426	$139,594
2018	$159,265	$159,577	$132,050
2019	$168,959	$169,323	$134,688
2019	$170,615	$171,019	$132,882
2019	$187,909	$188,422	$141,436
2019	$208,514	$209,129	$152,576
2020	$208,514	$209,196	$143,841
2020	$231,940	$232,795	$148,014
2020	$292,719	$293,909	$171,813
2020	$299,127	$300,460	$181,762
2021	$319,068	$320,583	$195,080
2021	$333,580	$335,234	$213,559
2021	$382,893	$384,854	$229,522
2021	$402,342	$404,506	$230,655
2022	$364,073	$366,195	$219,820
2022	$325,943	$327,988	$206,240
2022	$315,885	$317,950	$199,000
2022	$315,655	$317,795	$205,651
2023	$320,078	$322,327	$202,286
2023	$379,662	$382,417	$210,760
2023	$405,805	$408,834	$228,878
2023	$422,356	$425,107	$231,975
2024	$474,668	$477,855	$260,227
2024	$490,035	$493,432	$269,232
2024	$527,466	$531,268	$288,732
2024	$572,955	$577,224	$312,002
2025	$551,294	$555,490	$306,030
2025	$560,046	$564,438	$304,223
2025	$643,630	$648,869	$334,541
2025	$696,007	$701,839	$354,555
2026	$672,695	$678,471	$358,486
2026	$897,671	$905,623	$395,539
2026	$894,563	$902,674	$402,772

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Admiral Shares	38.99%	18.50%	24.50%
Information Technology Spliced Index	39.11%	18.59%	24.61%
MSCI US Investable Market 2500 Index	20.40%	11.90%	14.95%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$170,247
Number of Portfolio Holdings	322
Portfolio Turnover Rate	9%
Total Investment Advisory Fees (in thousands)	$1,434

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Communications Equipment	4.0%
Electronic Equipment, Instruments & Components	4.6%
IT Services	3.7%
Semiconductors & Semiconductor Equipment	41.9%
Software	26.0%
Technology Hardware, Storage & Peripherals	19.7%
Other Assets and Liabilities—Net	0.1%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR5487

Vanguard International Growth Fund

Investor Shares (VWIGX)

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard International Growth Fund (the "Fund") for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Shares	$39	0.36%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund underperformed its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy, persistent inflation, and Middle East tensions that disrupted energy supplies and raised oil prices fueled volatility.

  Some central banks, including those in the United States and the United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  From a geographic perspective, the Fund lagged its benchmark across all regions. North America, the Pacific region, and Europe detracted the most.

  The Fund lagged its benchmark in five of 11 industry sectors. Stock selection in consumer discretionary, financials, and communication services detracted the most from relative performance. Selection in health care and industrials, as well as an overweight allocation to information technology, contributed the most.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2016, Through August 31, 2026

Initial Investment of $10,000

Table Summary
	Investor Shares	MSCI All Country World Index ex USA Net
2016	$10,000	$10,000
2016	$9,562	$9,747
2017	$10,386	$10,515
2017	$11,838	$11,370
2017	$12,843	$11,888
2017	$13,580	$12,436
2018	$14,334	$12,790
2018	$14,293	$12,470
2018	$14,252	$12,266
2018	$12,856	$11,427
2019	$13,532	$11,963
2019	$13,118	$11,689
2019	$13,599	$11,865
2019	$14,877	$12,706
2020	$14,900	$11,881
2020	$16,136	$11,288
2020	$20,888	$12,852
2020	$23,559	$13,916
2021	$25,662	$14,991
2021	$25,787	$16,117
2021	$27,131	$16,048
2021	$25,199	$15,188
2022	$21,153	$14,932
2022	$18,371	$14,117
2022	$17,219	$12,915
2022	$18,088	$13,385
2023	$18,341	$13,858
2023	$18,746	$13,919
2023	$18,909	$14,451
2023	$18,824	$14,625
2024	$20,434	$15,592
2024	$21,450	$16,249
2024	$22,042	$17,083
2024	$22,319	$16,531
2025	$23,126	$17,097
2025	$24,044	$18,484
2025	$25,158	$19,717
2025	$25,644	$20,835
2026	$26,721	$23,885
2026	$27,183	$24,541
2026	$28,728	$25,110

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Investor Shares	14.19%	1.15%	11.13%
MSCI All Country World Index ex USA Net	27.35%	9.37%	9.64%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$44,766
Number of Portfolio Holdings	131
Portfolio Turnover Rate	25%
Total Investment Advisory Fees (in thousands)	$43,804

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Asia	40.1%
Europe	46.5%
North America	9.8%
Oceania	0.5%
South America	1.6%
Other Assets and Liabilities—Net	1.5%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR81

Vanguard International Growth Fund

Admiral™ Shares (VWILX)

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard International Growth Fund (the "Fund") for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$26	0.24%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund underperformed its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy, persistent inflation, and Middle East tensions that disrupted energy supplies and raised oil prices fueled volatility.

  Some central banks, including those in the United States and the United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  From a geographic perspective, the Fund lagged its benchmark across all regions. North America, the Pacific region, and Europe detracted the most.

  The Fund lagged its benchmark in five of 11 industry sectors. Stock selection in consumer discretionary, financials, and communication services detracted the most from relative performance. Selection in health care and industrials, as well as an overweight allocation to information technology, contributed the most.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2016, Through August 31, 2026

Initial Investment of $50,000

Table Summary
	Admiral Shares	MSCI All Country World Index ex USA Net
2016	$50,000	$50,000
2016	$47,830	$48,735
2017	$51,956	$52,577
2017	$59,244	$56,851
2017	$64,287	$59,439
2017	$68,006	$62,182
2018	$71,808	$63,948
2018	$71,635	$62,350
2018	$71,449	$61,330
2018	$64,473	$57,134
2019	$67,879	$59,816
2019	$65,826	$58,447
2019	$68,235	$59,326
2019	$74,684	$63,531
2020	$74,806	$59,403
2020	$81,048	$56,440
2020	$104,952	$64,259
2020	$118,397	$69,581
2021	$128,995	$74,957
2021	$129,656	$80,583
2021	$136,452	$80,238
2021	$126,785	$75,942
2022	$106,436	$74,659
2022	$92,474	$70,585
2022	$86,697	$64,576
2022	$91,109	$66,926
2023	$92,408	$69,292
2023	$94,468	$69,593
2023	$95,301	$72,255
2023	$94,908	$73,124
2024	$103,043	$77,960
2024	$108,209	$81,246
2024	$111,218	$85,413
2024	$112,653	$82,654
2025	$116,778	$85,484
2025	$121,419	$92,418
2025	$127,110	$98,585
2025	$129,597	$104,175
2026	$135,085	$119,426
2026	$137,438	$122,703
2026	$145,314	$125,548

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Admiral Shares	14.32%	1.27%	11.26%
MSCI All Country World Index ex USA Net	27.35%	9.37%	9.64%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$44,766
Number of Portfolio Holdings	131
Portfolio Turnover Rate	25%
Total Investment Advisory Fees (in thousands)	$43,804

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Asia	40.1%
Europe	46.5%
North America	9.8%
Oceania	0.5%
South America	1.6%
Other Assets and Liabilities—Net	1.5%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR581

Vanguard Morningstar Mega Cap Index Fund

ETF Shares (MGC) NYSE Arca

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard Morningstar Mega Cap Index Fund (the "Fund") (formerly known as Vanguard Mega Cap Index Fund) for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$7	0.06%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund performed roughly in line with its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy, persistent inflation, and Middle East tensions that disrupted energy supplies and raised oil prices fueled volatility.

  Some central banks, including those in the United States and the United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  Each of the benchmark’s 11 industry sectors posted positive returns for the 12 months. Technology, health care, and industrials contributed the most to the benchmark’s return.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2016, Through August 31, 2026

Initial Investment of $10,000

Table Summary
	ETF Shares Net Asset Value	Morningstar US Mega Cap Index	Dow Jones U.S. Total Stock Market Float Adjusted Index
2016	$10,000	$10,000	$10,000
2016	$10,184	$10,185	$10,233
2017	$11,032	$11,036	$11,028
2017	$11,331	$11,336	$11,265
2017	$11,701	$11,708	$11,605
2017	$12,604	$12,612	$12,514
2018	$13,032	$13,041	$12,818
2018	$13,023	$13,033	$12,965
2018	$14,070	$14,083	$13,956
2018	$13,500	$13,511	$13,202
2019	$13,661	$13,673	$13,458
2019	$13,578	$13,590	$13,279
2019	$14,530	$14,544	$14,127
2019	$15,707	$15,725	$15,231
2020	$14,937	$14,957	$14,369
2020	$15,629	$15,654	$14,780
2020	$18,327	$18,361	$17,123
2020	$18,907	$18,944	$18,115
2021	$19,869	$19,910	$19,470
2021	$21,923	$21,971	$21,279
2021	$23,814	$23,872	$22,828
2021	$24,113	$24,175	$22,913
2022	$22,923	$22,983	$21,794
2022	$21,497	$21,557	$20,429
2022	$20,697	$20,759	$19,693
2022	$21,342	$21,412	$20,334
2023	$20,805	$20,876	$19,999
2023	$22,487	$22,569	$20,821
2023	$24,379	$24,470	$22,598
2023	$24,996	$25,082	$22,901
2024	$28,059	$28,161	$25,719
2024	$29,166	$29,279	$26,584
2024	$31,436	$31,562	$28,511
2024	$33,589	$33,728	$30,815
2025	$33,515	$33,660	$30,221
2025	$33,405	$33,555	$30,045
2025	$36,766	$36,938	$33,038
2025	$39,479	$39,670	$34,985
2026	$39,157	$39,353	$35,334
2026	$43,946	$44,172	$39,010
2026	$44,509	$44,735	$39,694

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
ETF Shares Net Asset Value	21.06%	13.32%	16.10%
ETF Shares Market Price	20.96%	13.32%	16.10%
Morningstar US Mega Cap Index	21.11%	13.38%	16.16%
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.15%	11.70%	14.78%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$10,899
Number of Portfolio Holdings	178
Portfolio Turnover Rate	7%
Total Investment Advisory Fees (in thousands)	$107

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Basic Materials	0.9%
Consumer Discretionary	11.9%
Consumer Staples	3.1%
Energy	2.5%
Financials	9.3%
Health Care	9.0%
Industrials	8.9%
Real Estate	0.9%
Technology	50.1%
Telecommunications	2.3%
Utilities	0.9%
Other Assets and Liabilities—Net	0.2%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

During the reporting period, the expense ratio for the ETF Share class of the Fund was reduced.

The Fund's name changed from Vanguard Mega Cap Index Fund to Vanguard Morningstar Mega Cap Index Fund.

This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by December 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR3137

Vanguard Morningstar Mega Cap Index Fund

Institutional Shares (VMCTX)

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard Morningstar Mega Cap Index Fund (the "Fund") (formerly known as Vanguard Mega Cap Index Fund) for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Shares	$6	0.05%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund performed roughly in line with its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy, persistent inflation, and Middle East tensions that disrupted energy supplies and raised oil prices fueled volatility.

  Some central banks, including those in the United States and the United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  Each of the benchmark’s 11 industry sectors posted positive returns for the 12 months. Technology, health care, and industrials contributed the most to the benchmark’s return.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2016, Through August 31, 2026

Initial Investment of $5,000,000

Table Summary
	Institutional Shares	Morningstar US Mega Cap Index	Dow Jones U.S. Total Stock Market Float Adjusted Index
2016	$5,000,000	$5,000,000	$5,000,000
2016	$5,091,920	$5,092,557	$5,116,612
2017	$5,516,425	$5,517,768	$5,513,817
2017	$5,666,190	$5,668,131	$5,632,496
2017	$5,851,154	$5,854,007	$5,802,313
2017	$6,303,065	$6,305,785	$6,256,892
2018	$6,516,816	$6,520,455	$6,408,855
2018	$6,512,161	$6,516,301	$6,482,327
2018	$7,036,391	$7,041,340	$6,977,843
2018	$6,751,188	$6,755,654	$6,600,859
2019	$6,830,749	$6,836,269	$6,728,954
2019	$6,789,327	$6,795,090	$6,639,384
2019	$7,265,284	$7,272,113	$7,063,661
2019	$7,853,992	$7,862,463	$7,615,631
2020	$7,469,511	$7,478,285	$7,184,422
2020	$7,817,563	$7,827,065	$7,390,068
2020	$9,168,139	$9,180,701	$8,561,505
2020	$9,458,474	$9,472,015	$9,057,250
2021	$9,940,067	$9,954,802	$9,735,081
2021	$10,968,882	$10,985,726	$10,639,299
2021	$11,915,560	$11,935,934	$11,414,050
2021	$12,065,579	$12,087,322	$11,456,415
2022	$11,470,756	$11,491,537	$10,896,787
2022	$10,757,675	$10,778,613	$10,214,460
2022	$10,357,965	$10,379,471	$9,846,677
2022	$10,682,367	$10,705,926	$10,167,204
2023	$10,413,119	$10,437,864	$9,999,579
2023	$11,255,139	$11,284,437	$10,410,644
2023	$12,202,268	$12,235,111	$11,298,765
2023	$12,510,257	$12,541,177	$11,450,657
2024	$14,044,654	$14,080,741	$12,859,424
2024	$14,599,258	$14,639,476	$13,292,095
2024	$15,735,388	$15,781,197	$14,255,636
2024	$16,813,360	$16,863,751	$15,407,713
2025	$16,776,790	$16,830,203	$15,110,339
2025	$16,722,085	$16,777,666	$15,022,328
2025	$18,405,396	$18,468,830	$16,518,955
2025	$19,763,902	$19,835,168	$17,492,634
2026	$19,603,475	$19,676,548	$17,666,856
2026	$22,000,907	$22,085,943	$19,505,184
2026	$22,282,513	$22,367,293	$19,846,901

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Institutional Shares	21.07%	13.34%	16.12%
Morningstar US Mega Cap Index	21.11%	13.38%	16.16%
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.15%	11.70%	14.78%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$10,899
Number of Portfolio Holdings	178
Portfolio Turnover Rate	7%
Total Investment Advisory Fees (in thousands)	$107

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Basic Materials	0.9%
Consumer Discretionary	11.9%
Consumer Staples	3.1%
Energy	2.5%
Financials	9.3%
Health Care	9.0%
Industrials	8.9%
Real Estate	0.9%
Technology	50.1%
Telecommunications	2.3%
Utilities	0.9%
Other Assets and Liabilities—Net	0.2%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

During the reporting period, the expense ratio for the Institutional Share class of the Fund was reduced.

The Fund's name changed from Vanguard Mega Cap Index Fund to Vanguard Morningstar Mega Cap Index Fund.

This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by December 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Institutional Investor Services • 800-523-1036

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR828

Vanguard Morningstar Mega Cap Value Index Fund

ETF Shares (MGV) NYSE Arca

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard Morningstar Mega Cap Value Index Fund (the "Fund") (formerly known as Vanguard Mega Cap Value Index Fund) for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$7	0.06%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund performed roughly in line with its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy, persistent inflation, and Middle East tensions that disrupted energy supplies and raised oil prices fueled volatility.

  Some central banks, including those in the United States and the United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  The Fund’s benchmark outperformed its growth counterpart.

  Of the benchmark’s 11 industry sectors, 10 recorded positive returns for the 12 months. Technology, health care, and financials contributed the most to the benchmark’s return. Consumer discretionary was the only sector that posted a negative return.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2016, Through August 31, 2026

Initial Investment of $10,000

Table Summary
	ETF Shares Net Asset Value	Morningstar US Mega Cap Value Index	Dow Jones U.S. Total Stock Market Float Adjusted Index
2016	$10,000	$10,000	$10,000
2016	$10,393	$10,395	$10,233
2017	$11,118	$11,122	$11,028
2017	$11,001	$11,006	$11,265
2017	$11,340	$11,346	$11,605
2017	$12,324	$12,333	$12,514
2018	$12,531	$12,539	$12,818
2018	$12,325	$12,334	$12,965
2018	$13,235	$13,247	$13,956
2018	$13,183	$13,195	$13,202
2019	$13,125	$13,137	$13,458
2019	$12,824	$12,835	$13,279
2019	$13,458	$13,469	$14,127
2019	$14,678	$14,693	$15,231
2020	$13,259	$13,272	$14,369
2020	$13,025	$13,044	$14,780
2020	$13,854	$13,876	$17,123
2020	$14,873	$14,901	$18,115
2021	$15,969	$16,001	$19,470
2021	$18,058	$18,097	$21,279
2021	$18,449	$18,493	$22,828
2021	$18,168	$18,214	$22,913
2022	$19,021	$19,072	$21,794
2022	$19,087	$19,144	$20,429
2022	$17,986	$18,041	$19,693
2022	$19,805	$19,874	$20,334
2023	$18,928	$18,996	$19,999
2023	$18,591	$18,659	$20,821
2023	$19,880	$19,952	$22,598
2023	$20,024	$20,080	$22,901
2024	$21,941	$22,006	$25,719
2024	$22,816	$22,889	$26,584
2024	$24,729	$24,811	$28,511
2024	$26,017	$26,108	$30,815
2025	$26,003	$26,097	$30,221
2025	$25,062	$25,156	$30,045
2025	$26,783	$26,885	$33,038
2025	$28,050	$28,163	$34,985
2026	$30,690	$30,819	$35,334
2026	$31,766	$31,901	$39,010
2026	$33,835	$33,985	$39,694

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
ETF Shares Net Asset Value	26.33%	12.90%	12.96%
ETF Shares Market Price	26.31%	12.90%	12.96%
Morningstar US Mega Cap Value Index	26.41%	12.94%	13.01%
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.15%	11.70%	14.78%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$13,908
Number of Portfolio Holdings	127
Portfolio Turnover Rate	12%
Total Investment Advisory Fees (in thousands)	$121

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Basic Materials	2.0%
Consumer Discretionary	8.9%
Consumer Staples	7.5%
Energy	6.3%
Financials	22.7%
Health Care	16.7%
Industrials	15.3%
Real Estate	1.0%
Technology	12.8%
Telecommunications	4.3%
Utilities	2.3%
Other Assets and Liabilities—Net	0.2%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

During the reporting period, the expense ratio for the ETF Share class of the Fund was reduced.

The Fund's name changed from Vanguard Mega Cap Value Index Fund to Vanguard Morningstar Mega Cap Value Index Fund.

This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by December 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR3139

Vanguard Morningstar Mega Cap Value Index Fund

Institutional Shares (VMVLX)

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard Morningstar Mega Cap Value Index Fund (the "Fund") (formerly known as Vanguard Mega Cap Value Index Fund) for the period of September 1, 2025, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Shares	$6	0.05%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2026, the Fund performed roughly in line with its benchmark.

  Global equities posted strong returns, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy, persistent inflation, and Middle East tensions that disrupted energy supplies and raised oil prices fueled volatility.

  Some central banks, including those in the United States and the United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  The Fund’s benchmark outperformed its growth counterpart.

  Of the benchmark’s 11 industry sectors, 10 recorded positive returns for the 12 months. Technology, health care, and financials contributed the most to the benchmark’s return. Consumer discretionary was the only sector that posted a negative return.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2016, Through August 31, 2026

Initial Investment of $5,000,000

Table Summary
	Institutional Shares	Morningstar US Mega Cap Value Index	Dow Jones U.S. Total Stock Market Float Adjusted Index
2016	$5,000,000	$5,000,000	$5,000,000
2016	$5,196,407	$5,197,405	$5,116,612
2017	$5,559,727	$5,560,910	$5,513,817
2017	$5,501,072	$5,502,829	$5,632,496
2017	$5,670,599	$5,673,084	$5,802,313
2017	$6,163,180	$6,166,392	$6,256,892
2018	$6,266,204	$6,269,670	$6,408,855
2018	$6,162,964	$6,166,916	$6,482,327
2018	$6,617,971	$6,623,280	$6,977,843
2018	$6,591,882	$6,597,278	$6,600,859
2019	$6,562,535	$6,568,706	$6,728,954
2019	$6,411,486	$6,417,667	$6,639,384
2019	$6,728,904	$6,734,554	$7,063,661
2019	$7,338,456	$7,346,291	$7,615,631
2020	$6,629,182	$6,636,112	$7,184,422
2020	$6,515,041	$6,521,769	$7,390,068
2020	$6,930,670	$6,937,993	$8,561,505
2020	$7,441,876	$7,450,335	$9,057,250
2021	$7,989,822	$8,000,255	$9,735,081
2021	$9,036,075	$9,048,589	$10,639,299
2021	$9,232,975	$9,246,423	$11,414,050
2021	$9,092,636	$9,107,038	$11,456,415
2022	$9,520,162	$9,535,975	$10,896,787
2022	$9,554,030	$9,572,156	$10,214,460
2022	$9,002,889	$9,020,713	$9,846,677
2022	$9,915,375	$9,937,219	$10,167,204
2023	$9,475,707	$9,497,809	$9,999,579
2023	$9,307,445	$9,329,528	$10,410,644
2023	$9,952,379	$9,976,185	$11,298,765
2023	$10,023,750	$10,039,930	$11,450,657
2024	$10,984,213	$11,003,000	$12,859,424
2024	$11,423,556	$11,444,521	$13,292,095
2024	$12,380,897	$12,405,653	$14,255,636
2024	$13,026,736	$13,054,147	$15,407,713
2025	$13,019,703	$13,048,273	$15,110,339
2025	$12,549,230	$12,577,811	$15,022,328
2025	$13,410,377	$13,442,619	$16,518,955
2025	$14,046,010	$14,081,362	$17,492,634
2026	$15,367,957	$15,409,565	$17,666,856
2026	$15,906,657	$15,950,544	$19,505,184
2026	$16,942,589	$16,992,749	$19,846,901

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Institutional Shares	26.34%	12.91%	12.98%
Morningstar US Mega Cap Value Index	26.41%	12.94%	13.01%
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.15%	11.70%	14.78%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$13,908
Number of Portfolio Holdings	127
Portfolio Turnover Rate	12%
Total Investment Advisory Fees (in thousands)	$121

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Basic Materials	2.0%
Consumer Discretionary	8.9%
Consumer Staples	7.5%
Energy	6.3%
Financials	22.7%
Health Care	16.7%
Industrials	15.3%
Real Estate	1.0%
Technology	12.8%
Telecommunications	4.3%
Utilities	2.3%
Other Assets and Liabilities—Net	0.2%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

During the reporting period, the expense ratio for the Institutional Share class of the Fund was reduced.

The Fund's name changed from Vanguard Mega Cap Value Index Fund to Vanguard Morningstar Mega Cap Value Index Fund.

This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by December 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Institutional Investor Services • 800-523-1036

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR839

Vanguard Developed Markets ex-US Growth Index ETF

ETF Shares (VDG) Cboe BZX Exchange, Inc.

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard Developed Markets ex-US Growth Index ETF (the "Fund") for the period of April 14, 2026, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last period?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$3Footnote Reference1	0.08%Footnote Reference2
Footnote	Description
Footnote[1]	Costs would be higher for a full year.
Footnote[2]	Annualized.

How did the Fund perform during the reporting period?

  From its inception on April 14, 2026, through August 31, 2026, the ETF underperformed its benchmark, largely because of fair-value pricing.

  Global equities posted strong returns for the 12 months ended August 31, 2026, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy and persistent inflation fueled volatility, as did Middle East tensions that disrupted energy supplies and raised oil prices.

  Some central banks, including those in the United States and the United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  For the benchmark, seven of the 11 sectors posted positive returns. Strong performance from the two sectors with the heaviest weights—information technology and financials—contributed most to the benchmark's return.

  By region, the Pacific, the second largest region by weight, contributed the most to the benchmark’s performance. Europe, the largest region, also contributed positively.

How did the Fund perform since inception?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: April 14, 2026, Through August 31, 2026

Initial Investment of $10,000

Table Summary
	ETF Shares Net Asset Value	S&P Developed Ex-U.S. LargeMidCap Growth (USD) NTR	MSCI All Country World Index ex USA Net
4/14/26	$10,000	$10,000	$10,000
2026	$10,923	$10,982	$10,755

Average Annual Total Returns

Table Summary
Since Inception 4/14/26
ETF Shares Net Asset Value	9.23%
ETF Shares Market Price	9.46%
S&P Developed Ex-U.S. LargeMidCap Growth (USD) NTR	9.82%
MSCI All Country World Index ex USA Net	7.55%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$33
Number of Portfolio Holdings	629
Portfolio Turnover Rate	1%
Total Investment Advisory Fees (in thousands)	$0

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Asia	34.4%
Europe	48.8%
North America	11.8%
Oceania	4.8%
Other Assets and Liabilities—Net	0.2%

This table reflects the Fund's investments, including short-term investments and other assets and liabilities.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

ARV071

Vanguard Developed Markets ex-US Value Index ETF

ETF Shares (VDV) Cboe BZX Exchange, Inc.

Annual Shareholder Report | August 31, 2026

This annual shareholder report contains important information about Vanguard Developed Markets ex-US Value Index ETF (the "Fund") for the period of April 14, 2026, to August 31, 2026. You can find additional information about the Fund at  https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last period?

(based on a hypothetical $10,000 investment)

Table Summary
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$3Footnote Reference1	0.08%Footnote Reference2
Footnote	Description
Footnote[1]	Costs would be higher for a full year.
Footnote[2]	Annualized.

How did the Fund perform during the reporting period?

  From its inception on April 14, 2026, through August 31, 2026, the ETF underperformed its benchmark, largely because of fair-value pricing.

  Global equities posted strong returns for the 12 months ended August 31, 2026, while global bonds struggled. Resilient growth and corporate earnings supported stocks, though shifting U.S. trade policy and persistent inflation fueled volatility, as did Middle East tensions that disrupted energy supplies and raised oil prices.

  Some central banks, including those in the United States and the United Kingdom, lowered rates. However, developed-market government bond yields generally rose amid concerns about borrowing, inflation, and monetary policy.

  For the benchmark, eight of 11 sectors posted positive returns. Financials, the largest sector by weight in the index, contributed the most to returns, followed by top-performing information technology.

  By region, the Pacific, the second largest region by weight, contributed the most to the benchmark’s performance. Europe, the largest region by weight in the index, also contributed positively.

How did the Fund perform since inception?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: April 14, 2026, Through August 31, 2026

Initial Investment of $10,000

Table Summary
	ETF Shares Net Asset Value	S&P Developed Ex-U.S. LargeMidCap Value (USD) NTR	MSCI All Country World Index ex USA Net
4/14/26	$10,000	$10,000	$10,000
2026	$10,586	$10,630	$10,755

Average Annual Total Returns

Table Summary
Since Inception 4/14/26
ETF Shares Net Asset Value	5.86%
ETF Shares Market Price	6.39%
S&P Developed Ex-U.S. LargeMidCap Value (USD) NTR	6.30%
MSCI All Country World Index ex USA Net	7.55%

Fund Statistics (as of August 31, 2026)

Table Summary
Fund Net Assets (in millions)	$32
Number of Portfolio Holdings	794
Portfolio Turnover Rate	1%
Total Investment Advisory Fees (in thousands)	$0

Portfolio Composition % of Net Assets  (as of August 31, 2026)

Table Summary
Asia	35.0%
Europe	46.6%
North America	11.3%
Oceania	6.8%
Other Assets and Liabilities—Net	0.3%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2026 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

ARV070

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that Sarah Bloom Raskin, Peter F. Volanakis, Tara Bunch and John Murphy, each a member of the Registrant's Audit and Risk Committee, are Audit Committee Financial Experts and are independent.

Item 4: Principal Accountant Fees and Services.

Includes fees billed in connection with services to the Registrant only.

	Fiscal Year Ended August 31, 2026	Fiscal Year Ended August 31, 2025
(a) Audit Fees.	$950,000	$662,000
(b) Audit-Related Fees.	0	0
(c) Tax Fees.	0	0
(d) All Other Fees.	0	0
Total.	$950,000	$662,000

(e)            (1) Pre-Approval Policies. The audit committee is responsible for pre-approving all audit and non-audit services provided by PwC to: (i) the Vanguard funds; and (ii) Vanguard, or any entity controlled by Vanguard that provides ongoing services to the Vanguard funds. All services provided to Vanguard entities by the independent auditor, whether or not they are subject to preapproval, must be disclosed to the audit committee. The audit committee chair may preapprove any permissible audit and non-audit services as long as any preapproval is brought to the attention of the full audit committee at the next scheduled meeting.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)              For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)            Aggregate Non-Audit Fees.

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

	Fiscal Year Ended August 31, 2026	Fiscal Year Ended August 31, 2025
Non-audit fees to the Registrant only, listed as (b) through (d) above.	$0	$0

Non-audit Fees to other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.
Audit-Related Fees.	$6,245,863	$3,710,837
Tax Fees.	$1,966,783	$1,775,524
All Other Fees.	$0	$50,000
Total.	$8,235,950	$5,536,360

(h)            For the most recent fiscal year, the Audit and Risk Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Sarah Bloom Raskin, Peter F. Volanakis, Tara Bunch, John Murphy, and Barbara Venneman.

Item 6: Investments.

Not applicable. The complete schedule of investments is included in the financial statements filed under Item 7 of this Form.

Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial Statements
For the year ended August 31, 2026
Vanguard FTSE Social Index Fund

FTSE Social Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.7%)
Basic Materials (1.4%)
	Linde plc	246,822	120,839
	Newmont Corp. (XNYS)	571,295	72,018
	Freeport-McMoRan Inc.	765,836	58,004
	Air Products & Chemicals Inc.	117,224	36,276
	Fastenal Co.	614,859	30,319
	Nucor Corp.	117,980	29,453
	Steel Dynamics Inc.	72,127	16,778
	International Flavors & Fragrances Inc.	136,852	11,814
	International Paper Co.	280,783	10,650
	Southern Copper Corp.	49,854	10,413
	Avery Dennison Corp.	41,025	7,143
			403,707
Consumer Discretionary (13.8%)
*	Amazon.com Inc.	5,192,432	1,348,838
*	Tesla Inc.	1,563,641	575,342
	Costco Wholesale Corp.	237,541	224,213
*	Netflix Inc.	2,245,777	182,020
	Home Depot Inc.	533,930	175,038
	Walt Disney Co.	949,652	102,135
	McDonald's Corp.	380,124	100,178
	Booking Holdings Inc.	414,375	82,498
*	Uber Technologies Inc.	1,048,636	79,329
	TJX Cos. Inc.	592,185	79,300
	Starbucks Corp.	610,671	64,884
	Lowe's Cos. Inc.	300,101	61,431
*	MercadoLibre Inc.	25,117	48,632
*	Spotify Technology SA	84,544	45,960
*	Airbnb Inc. Class A	221,337	40,553
	Marriott International Inc. Class A	116,752	39,901
*	O'Reilly Automotive Inc.	444,232	39,448
	Target Corp.	242,956	39,087
	Ross Stores Inc.	169,104	38,647
	Hilton Worldwide Holdings Inc.	119,445	37,778
*	Warner Bros Discovery Inc.	1,287,740	36,739
	Royal Caribbean Cruises Ltd.	134,583	36,168
	Ford Motor Co.	2,092,117	29,164
*	Carvana Co.	371,045	27,257
*	AutoZone Inc.	8,812	26,359
*	Chipotle Mexican Grill Inc.	683,420	25,990
	Garmin Ltd.	87,939	24,984
	NIKE Inc. Class B	631,644	24,672
	eBay Inc.	237,871	24,634
	Yum! Brands Inc.	147,925	22,678
*	Take-Two Interactive Software Inc.	98,027	21,537
	DR Horton Inc.	134,526	19,447
	Expedia Group Inc.	61,072	19,367
	Carnival Corp. Ltd.	682,723	16,310
*	Copart Inc.	472,082	15,574
*	Live Nation Entertainment Inc.	85,572	15,394
	Dollar General Corp.	117,741	14,924
	Williams-Sonoma Inc.	62,544	14,276
*	Roblox Corp. Class A	339,909	14,035
	Estee Lauder Cos. Inc. Class A	132,058	13,510
	Omnicom Group Inc.	151,518	13,262
	PulteGroup Inc.	101,223	12,786
*	Dollar Tree Inc.	99,166	12,553
*	Ulta Beauty Inc.	23,269	12,498
*	Liberty Media Corp.-Liberty Formula One Class C	116,101	11,604
*	Coupang Inc.	666,724	10,708
1

FTSE Social Index Fund
		Shares	Market Value• ($000)
	Genuine Parts Co.	73,506	9,973
	Lennar Corp. Class A	108,930	9,162
*	NVR Inc.	1,410	8,904
*	Burlington Stores Inc.	33,519	8,707
	Best Buy Co. Inc.	105,293	8,439
*	Rivian Automotive Inc. Class A	476,710	7,656
	Fox Corp. Class A	106,308	7,160
*	Deckers Outdoor Corp.	75,450	6,570
*	Lululemon Athletica Inc.	53,428	6,425
	News Corp. Class A	197,613	6,069
	Rollins Inc.	159,175	5,741
	Domino's Pizza Inc.	15,965	5,461
*	Aptiv plc	113,368	5,074
*	United Airlines Holdings Inc.	43,571	4,705
	Fox Corp. Class B	73,610	4,433
*	Trade Desk Inc. Class A	224,051	3,074
	Southwest Airlines Co.	65,613	2,528
	News Corp. Class B	66,000	2,271
*	Liberty Media Corp.-Liberty Formula One Class A	12,821	1,180
	Lennar Corp. Class B	5,271	434
			4,035,608
Consumer Staples (3.4%)
	Coca-Cola Co.	2,080,385	184,468
	Procter & Gamble Co.	1,248,194	181,138
	PepsiCo Inc.	730,568	102,528
	CVS Health Corp.	686,978	64,514
	McKesson Corp.	65,651	58,122
	Mondelez International Inc. Class A	687,185	42,654
	Colgate-Palmolive Co.	425,799	38,245
*	Monster Beverage Corp.	750,436	34,460
	Cencora Inc.	99,946	32,342
	Corteva Inc.	359,727	30,444
	Cardinal Health Inc.	125,314	29,401
	Keurig Dr Pepper Inc.	693,598	22,098
	Archer-Daniels-Midland Co.	256,728	20,869
	Sysco Corp.	256,003	20,757
	Kenvue Inc.	1,014,699	19,157
	Kimberly-Clark Corp.	176,773	19,083
	Kroger Co.	298,323	17,165
	Hershey Co.	78,255	13,789
	Church & Dwight Co. Inc.	126,749	12,647
	General Mills Inc.	285,360	11,757
	Kraft Heinz Co.	457,645	11,748
	Tyson Foods Inc. Class A	147,281	8,121
	McCormick & Co. Inc.	136,346	7,393
			982,900
Energy (0.0%)
*	First Solar Inc.	54,435	10,990
Financials (9.4%)
	JPMorgan Chase & Co. (XNYS)	1,431,192	509,533
	Bank of America Corp. (XNYS)	3,540,058	219,271
	Goldman Sachs Group Inc. (XNYS)	144,649	148,395
	Morgan Stanley	599,901	127,971
	Citigroup Inc. (XNYS)	911,919	120,027
	Charles Schwab Corp.	874,860	96,077
	S&P Global Inc.	158,238	68,966
	Progressive Corp.	312,680	68,189
	Chubb Ltd.	188,343	63,773
	Bank of New York Mellon Corp.	367,168	59,217
	Blackstone Inc.	398,545	57,088
	CME Group Inc.	193,412	55,219
	PNC Financial Services Group Inc.	214,947	51,508
	US Bancorp	833,036	51,298
	Marsh & McLennan Cos. Inc.	258,152	48,997
	Intercontinental Exchange Inc.	300,814	48,341
*	Robinhood Markets Inc. Class A	411,217	43,100
	Travelers Cos. Inc.	113,483	41,527
	Moody's Corp.	80,351	40,548
2

FTSE Social Index Fund
		Shares	Market Value• ($000)
	Aon plc Class A (XNYS)	111,394	35,815
	Arthur J Gallagher & Co.	136,467	35,775
	Allstate Corp.	137,298	35,395
	Truist Financial Corp.	667,219	33,081
	Apollo Global Management Inc.	224,729	30,693
	Aflac Inc.	243,707	28,233
	MetLife Inc.	289,242	27,527
	State Street Corp.	143,189	27,404
*	NU Holdings Ltd. Class A	1,855,997	27,005
	Ameriprise Financial Inc.	48,554	26,856
	Fifth Third Bancorp	484,078	26,029
	Nasdaq Inc.	239,230	23,590
	Interactive Brokers Group Inc. Class A	232,318	22,602
*	Coinbase Global Inc. Class A	117,582	22,120
	Prudential Financial Inc.	186,225	21,900
	American International Group Inc.	282,620	21,581
	MSCI Inc.	37,654	21,487
	Hartford Insurance Group Inc.	146,499	20,126
	M&T Bank Corp.	78,554	18,377
*	Arch Capital Group Ltd.	186,070	18,248
	Northern Trust Corp.	98,299	18,240
	Huntington Bancshares Inc.	1,078,167	17,989
	Willis Towers Watson plc	50,501	17,097
	Cboe Global Markets Inc.	56,070	16,832
	Raymond James Financial Inc.	90,032	16,041
	LPL Financial Holdings Inc.	42,848	15,860
	Citizens Financial Group Inc.	226,151	15,575
	Ares Management Corp. Class A	105,338	15,081
	Cincinnati Financial Corp.	81,475	13,843
	Regions Financial Corp.	457,023	13,656
	Credicorp Ltd.	36,351	13,318
	Principal Financial Group Inc.	114,538	12,618
	T Rowe Price Group Inc.	112,719	12,543
*	SoFi Technologies Inc.	675,541	12,079
*	Markel Group Inc.	6,615	11,926
	Brown & Brown Inc.	157,867	11,393
	Broadridge Financial Solutions Inc.	61,708	11,254
	KeyCorp	495,581	10,710
	First Citizens BancShares Inc. Class A	4,284	9,272
	W R Berkley Corp.	121,369	8,200
	Everest Group Ltd.	21,187	7,938
	Equitable Holdings Inc.	149,625	7,501
	Fidelity National Financial Inc.	136,257	6,329
			2,738,184
Health Care (9.4%)
	Eli Lilly & Co.	427,335	494,311
	AbbVie Inc.	947,687	243,006
	Merck & Co. Inc.	1,324,228	195,668
	UnitedHealth Group Inc.	483,335	188,215
	Amgen Inc.	288,909	124,196
	Thermo Fisher Scientific Inc.	199,004	122,805
	Abbott Laboratories	927,531	102,362
	Gilead Sciences Inc.	664,969	97,312
	Pfizer Inc.	3,047,789	86,740
*	Vertex Pharmaceuticals Inc.	136,087	74,102
	Bristol-Myers Squibb Co.	1,093,090	73,029
	Danaher Corp.	338,245	72,236
*	Intuitive Surgical Inc.	188,683	71,107
	Medtronic plc	686,558	62,237
	Stryker Corp.	185,102	59,936
	Elevance Health Inc. (XNYS)	112,907	44,321
	Regeneron Pharmaceuticals Inc.	54,101	43,231
	Cigna Group	139,763	38,586
*	Boston Scientific Corp.	793,670	38,334
	HCA Healthcare Inc.	79,938	33,130
	Becton Dickinson & Co.	152,144	28,620
*	Edwards Lifesciences Corp.	305,089	27,687
	Humana Inc.	64,285	24,636
*	IDEXX Laboratories Inc.	42,308	23,552
3

FTSE Social Index Fund
		Shares	Market Value• ($000)
*	Natera Inc.	73,089	23,532
*	IQVIA Holdings Inc.	89,069	23,264
	Agilent Technologies Inc.	151,173	23,214
*	Veeva Systems Inc. Class A	79,859	22,815
*	Waters Corp.	52,611	21,814
*	Dexcom Inc.	205,327	18,697
	ResMed Inc.	77,766	18,672
*	Illumina Inc.	81,319	17,372
	Zoetis Inc.	225,278	17,369
	GE HealthCare Technologies Inc.	243,098	17,316
*	Alnylam Pharmaceuticals Inc.	71,341	17,171
*	Biogen Inc.	78,882	17,090
*	Centene Corp.	264,059	16,990
	Labcorp Holdings Inc.	43,908	14,606
	Quest Diagnostics Inc.	59,102	14,202
*	Insmed Inc.	114,813	13,987
	Royalty Pharma plc Class A	221,430	13,598
	West Pharmaceutical Services Inc.	37,423	12,765
	STERIS plc	52,394	12,189
*	Incyte Corp.	88,678	10,927
	Zimmer Biomet Holdings Inc.	103,598	10,364
*	Cooper Cos. Inc.	104,116	7,298
*	Insulet Corp.	37,058	5,509
*,1	Hologic Inc. CVR	28,338	—
			2,740,120
Industrials (6.3%)
	Visa Inc. Class A (XNYS)	778,821	295,461
	Mastercard Inc. Class A	432,382	254,807
	American Express Co.	284,194	93,832
	Deere & Co.	132,148	86,545
	Capital One Financial Corp.	333,698	71,582
	Accenture plc Class A	328,512	62,338
	Automatic Data Processing Inc.	214,588	61,407
	Trane Technologies plc	118,248	52,549
	Johnson Controls International plc	327,658	45,295
	Illinois Tool Works Inc.	153,963	42,397
	United Parcel Service Inc. Class B (XNYS)	399,762	41,667
	FedEx Corp.	117,190	38,368
	Cintas Corp.	182,520	36,831
	United Rentals Inc.	33,410	34,680
	PACCAR Inc.	276,509	34,323
	CRH plc	357,836	33,740
*	Keysight Technologies Inc.	91,406	29,497
	Comfort Systems USA Inc.	18,653	28,831
	Carrier Global Corp.	417,966	24,334
*	Axon Enterprise Inc.	41,354	23,430
	Ferguson Enterprises Inc.	102,419	22,994
*	Block Inc. (XNYS)	278,702	22,859
	Paychex Inc.	172,314	21,943
	Old Dominion Freight Line Inc.	99,916	19,979
	Vulcan Materials Co.	69,384	18,705
*	Rocket Lab Corp.	287,488	18,376
	Ingersoll Rand Inc. (XNYS)	209,489	16,141
	PayPal Holdings Inc. (XNGS)	297,515	15,669
*	Mettler-Toledo International Inc.	10,817	15,199
*	Fiserv Inc.	283,848	15,132
	Otis Worldwide Corp.	205,633	14,627
*	Fair Isaac Corp.	12,085	13,864
	Synchrony Financial	179,765	13,856
	Dover Corp.	71,335	13,855
*	Corpay Inc.	34,129	13,798
	Verisk Analytics Inc.	70,075	13,579
	Expeditors International of Washington Inc.	70,900	13,446
	Smurfit Westrock plc	279,564	13,112
	Veralto Corp.	131,367	12,949
	Equifax Inc.	63,430	11,998
	Fidelity National Information Services Inc.	276,907	11,290
	Global Payments Inc. (XNYS)	123,104	11,209
	Packaging Corp. of America	46,427	10,861
4

FTSE Social Index Fund
		Shares	Market Value• ($000)
	JB Hunt Transport Services Inc.	40,232	10,680
	Snap-on Inc.	27,123	10,478
	DuPont de Nemours Inc.	73,113	9,840
	Fortive Corp.	162,829	9,581
	Ball Corp.	142,357	8,964
	TransUnion	102,992	8,745
*	Fedex Freight Holding Co. Inc.	58,562	7,832
*	Trimble Inc.	123,852	7,424
	Allegion plc	45,570	7,075
	Jack Henry & Associates Inc.	38,516	6,467
	Pentair plc	85,830	5,189
*	Versigent plc	37,652	1,785
			1,841,415
Real Estate (2.0%)
	Welltower Inc.	378,458	89,407
	Prologis Inc.	506,916	70,928
	Equinix Inc.	52,725	55,188
	American Tower Corp.	249,476	43,833
	Simon Property Group Inc.	171,083	36,324
	Digital Realty Trust Inc.	193,737	35,956
	Realty Income Corp.	499,678	30,620
	Public Storage	89,937	27,610
	Vivmark Residential	407,193	26,525
	Ventas Inc.	259,272	23,638
*	CBRE Group Inc. Class A	156,285	22,788
	Iron Mountain Inc.	158,218	18,250
	Crown Castle Inc.	233,585	17,785
	Extra Space Storage Inc.	112,206	15,832
	SBA Communications Corp.	56,385	10,694
	Essex Property Trust Inc.	34,219	9,683
	Invitation Homes Inc.	317,019	9,238
	Kimco Realty Corp.	353,668	8,385
	WP Carey Inc.	118,237	8,272
	Mid-America Apartment Communities Inc.	61,869	7,972
	Sun Communities Inc.	65,277	7,926
*	CoStar Group Inc.	216,130	6,931
*	Zillow Group Inc. Class C	86,468	3,023
*	Zillow Group Inc. Class A	21,511	770
			587,578
Technology (51.2%)
	NVIDIA Corp.	12,486,374	2,756,742
	Apple Inc.	7,738,858	2,452,057
	Microsoft Corp.	3,976,689	2,017,335
	Alphabet Inc. Class A	3,118,929	1,058,409
	Broadcom Inc.	2,490,099	922,183
	Alphabet Inc. Class C	2,544,977	853,611
	Meta Platforms Inc. Class A	1,176,577	673,402
	Micron Technology Inc.	603,371	578,470
*	Advanced Micro Devices Inc.	870,655	409,835
*	Intel Corp.	2,445,582	218,904
	Lam Research Corp.	668,953	201,683
	Applied Materials Inc.	424,338	194,512
*	Palo Alto Networks Inc.	431,625	164,937
	Oracle Corp.	917,391	136,801
	Texas Instruments Inc.	486,741	126,996
*	Crowdstrike Holdings Inc. Class A	537,257	124,106
	KLA Corp.	700,157	122,842
*	Sandisk Corp.	77,879	122,013
	Salesforce Inc.	425,461	109,573
	Seagate Technology Holdings plc	119,941	99,357
	Marvell Technology Inc.	466,891	98,822
	QUALCOMM Inc.	564,718	96,273
	Western Digital Corp.	180,926	81,516
*	ServiceNow Inc.	549,322	81,294
	Dell Technologies Inc. Class C	161,088	73,458
*	Adobe Inc.	216,259	63,318
	Corning Inc.	423,194	62,942
*	Snowflake Inc.	179,268	59,415
*	Fortinet Inc.	324,422	55,453
5

FTSE Social Index Fund
		Shares	Market Value• ($000)
	Vertiv Holdings Co. Class A	205,350	53,128
	Intuit Inc.	144,857	52,047
*	Cloudflare Inc. Class A	169,149	51,609
*	Cadence Design Systems Inc.	147,608	50,007
*	DoorDash Inc. Class A	200,596	46,486
*	Synopsys Inc.	99,707	43,830
*	Datadog Inc. Class A	175,813	41,675
*	AppLovin Corp. Class A	128,455	40,086
	Hewlett Packard Enterprise Co.	708,837	37,030
	Monolithic Power Systems Inc.	25,306	32,082
	NXP Semiconductors NV	135,277	30,389
	Teradyne Inc.	83,828	29,326
*	Autodesk Inc.	113,004	29,215
*	Strategy Inc.	175,173	23,287
	Roper Technologies Inc.	54,730	23,240
*	Workday Inc. Class A	109,998	21,719
*	Flex Ltd.	196,014	21,414
	Microchip Technology Inc.	284,272	20,880
	NetApp Inc. (XNGS)	105,315	19,514
*	MongoDB Inc.	41,716	18,913
*	Twilio Inc. Class A	79,144	18,649
*	Atlassian Corp. Ltd. Class A	90,368	17,547
	Cognizant Technology Solutions Corp. Class A	253,927	16,399
*	Okta Inc.	90,182	15,605
*	ON Semiconductor Corp.	210,329	15,583
*	Everpure Inc. Class A	166,949	15,518
	HP Inc.	489,142	14,684
*	Zoom Communications Inc.	142,313	13,759
	VeriSign Inc.	43,655	12,585
*	F5 Inc.	30,271	12,324
*	Super Micro Computer Inc. (XNGS)	298,117	11,114
*	Reddit Inc. Class A	71,392	10,552
*	Zscaler Inc.	55,896	10,530
	CDW Corp.	68,351	10,361
*	PTC Inc.	63,620	9,908
	SS&C Technologies Holdings Inc.	110,962	9,206
	Gen Digital Inc. (XNGS)	288,338	8,938
*	Tyler Technologies Inc.	22,495	8,373
*	HubSpot Inc.	26,584	6,948
*	Gartner Inc.	34,939	6,922
*	GoDaddy Inc. Class A	70,565	6,907
*	Docusign Inc.	103,708	6,873
*	Check Point Software Technologies Ltd.	42,584	5,915
*	Pinterest Inc. Class A	262,271	5,694
	Mobility Global Inc.	158,350	3,214
	GLOBALFOUNDRIES Inc.	67,552	3,019
			14,979,263
Telecommunications (2.5%)
	Cisco Systems Inc.	2,114,792	233,663
	Verizon Communications Inc.	2,241,082	112,099
*	Arista Networks Inc.	558,978	109,386
	AT&T Inc.	3,626,178	93,882
	Comcast Corp. Class A	1,897,555	50,513
	T-Mobile US Inc.	260,838	47,066
	Motorola Solutions Inc.	88,803	43,096
*	Ciena Corp.	75,319	28,832
*	Charter Communications Inc. Class A	58,664	8,943
	Ubiquiti Inc.	2,271	1,340
			728,820
Utilities (0.3%)
	Waste Management Inc.	199,222	43,614
	Exelon Corp.	548,545	23,982
	Republic Services Inc.	106,504	23,529
	American Water Works Co. Inc.	104,295	14,417
			105,542
Total Common Stocks (Cost $11,037,308)			29,154,127
6

FTSE Social Index Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[2]	Vanguard Market Liquidity Fund, 3.731% (Cost $47,470)	474,747	47,470
Total Investments (99.9%) (Cost $11,084,778)			29,201,597
Other Assets and Liabilities—Net (0.1%)			31,511
Net Assets (100%)			29,233,108
Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security value determined using significant unobservable inputs.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

CVR—Contingent Value Rights.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2026	63	24,252	17

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
American International Group Inc.	2/1/2027	CITNA	195	(4.280)	1	—
Elevance Health Inc.	2/1/2027	CITNA	990	(4.130)	—	(11)
Elevance Health Inc.	8/31/2027	BANA	320	(4.280)	—	(5)
Goldman Sachs Group Inc.	2/1/2027	CITNA	2,197	(4.380)	50	—
Goldman Sachs Group Inc.	8/31/2027	BANA	7,954	(4.445)	—	(254)
PayPal Holdings Inc.	2/1/2027	CITNA	527	(3.980)	—	(82)
PayPal Holdings Inc.	8/31/2027	BANA	10,802	(4.380)	—	(1,674)
Raymond James Financial Inc.	2/1/2027	CITNA	787	(4.130)	26	—
Visa Inc. Class A	8/31/2027	BANA	40,335	(3.620)	—	(455)
					77	(2,481)

1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/(paid) monthly.
BANA—Bank of America, N.A.
CITNA—Citibank, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.
7

FTSE Social Index Fund
Statement of Assets and Liabilities
As of August 31, 2026

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $11,037,308)	29,154,127
Affiliated Issuers (Cost $47,470)	47,470
Total Investments in Securities	29,201,597
Investment in Vanguard	603
Cash	34
Cash Collateral Pledged—Futures Contracts	215
Cash Collateral Pledged—Over-the-Counter Swap Contracts	1,920
Receivables for Investment Securities Sold	138
Receivables for Accrued Income	13,754
Receivables for Capital Shares Issued	29,881
Variation Margin Receivable—Futures Contracts	1
Unrealized Appreciation—Over-the-Counter Swap Contracts	77
Total Assets	29,248,220
Liabilities
Payables for Investment Securities Purchased	310
Payables for Capital Shares Redeemed	11,467
Payables to Vanguard	854
Unrealized Depreciation—Over-the-Counter Swap Contracts	2,481
Total Liabilities	15,112
Net Assets	29,233,108
At August 31, 2026, net assets consisted of:

Paid-in Capital	11,724,703
Total Distributable Earnings (Loss)	17,508,405
Net Assets	29,233,108

Admiral™ Shares—Net Assets
Applicable to 182,233,571 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	13,414,161
Net Asset Value Per Share—Admiral Shares	$73.61

Institutional Shares—Net Assets
Applicable to 298,500,906 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	15,818,947
Net Asset Value Per Share—Institutional Shares	$52.99

See accompanying Notes, which are an integral part of the Financial Statements.
8

FTSE Social Index Fund
Statement of Operations

Year Ended August 31, 2026
($000)
Investment Income
Income
Dividends[1]	258,470
Interest[2]	2,891
Securities Lending—Net	7
Total Income	261,368
Expenses
The Vanguard Group—Note C
Investment Advisory Services	217
Management and Administrative—Admiral Shares[3]	13,824
Management and Administrative—Institutional Shares[3]	5,486
Marketing and Distribution—Admiral Shares	590
Marketing and Distribution—Institutional Shares	402
Custodian Fees	149
Auditing Fees	34
Accounting Fees[3]	52
Shareholders’ Reports—Admiral Shares[3]	105
Shareholders’ Reports—Institutional Shares[3]	126
Trustees’ Fees and Expenses	14
Other Expenses	13
Total Expenses	21,012
Net Investment Income	240,356
Realized Net Gain (Loss)
Investment Securities Sold[2,4]	351,867
Futures Contracts	3,414
Swap Contracts	12,838
Realized Net Gain (Loss)	368,119
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	4,236,420
Futures Contracts	(38)
Swap Contracts	(2,404)
Change in Unrealized Appreciation (Depreciation)	4,233,978
Net Increase (Decrease) in Net Assets Resulting from Operations	4,842,453

1	Dividends are net of foreign withholding taxes of $81.
2
Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,832, ($5), and less than $1, respectively. Purchases and sales are for temporary cash investment purposes.

3	Certain amounts previously included in Management and Administrative and Shareholders' Reports expenses are now presented as Accounting Fees.
4	Includes $291,198 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
9

FTSE Social Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2026 ($000)	2025 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	240,356	225,676
Realized Net Gain (Loss)	368,119	114,206
Change in Unrealized Appreciation (Depreciation)	4,233,978	3,202,995
Net Increase (Decrease) in Net Assets Resulting from Operations	4,842,453	3,542,877
Distributions
Admiral Shares	(111,426)	(112,263)
Institutional Shares	(128,132)	(114,668)
Total Distributions	(239,558)	(226,931)
Capital Share Transactions
Admiral Shares	(759,329)	(503,692)
Institutional Shares	963,836	329,349
Net Increase (Decrease) from Capital Share Transactions	204,507	(174,343)
Total Increase (Decrease)	4,807,402	3,141,603
Net Assets
Beginning of Period	24,425,706	21,284,103
End of Period	29,233,108	24,425,706

See accompanying Notes, which are an integral part of the Financial Statements.
10

FTSE Social Index Fund
Financial Highlights

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$61.84	$53.54	$42.36	$36.76	$44.39
Investment Operations
Net Investment Income[1]	.592	.554	.518	.494	.464
Net Realized and Unrealized Gain (Loss) on Investments	11.768	8.305	11.219	5.583	(7.647)
Total from Investment Operations	12.360	8.859	11.737	6.077	(7.183)
Distributions
Dividends from Net Investment Income	(.590)	(.559)	(.557)	(.477)	(.447)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.590)	(.559)	(.557)	(.477)	(.447)
Net Asset Value, End of Period	$73.61	$61.84	$53.54	$42.36	$36.76
Total Return[2]	20.12%	16.67%	27.91%	16.74%	-16.28%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,414	$11,986	$10,859	$8,489	$7,512
Ratio of Total Expenses to Average Net Assets	0.12%	0.13%	0.14%[3]	0.14%[3]	0.14%
Ratio of Net Investment Income to Average Net Assets	0.89%	0.98%	1.10%	1.31%	1.12%
Portfolio Turnover Rate	7%[4]	7%[4]	4%	5%[4]	8%[4]

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.14%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
11

FTSE Social Index Fund
Financial Highlights

Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$44.52	$38.54	$30.49	$26.47	$31.96
Investment Operations
Net Investment Income[1]	.460	.416	.380	.362	.340
Net Realized and Unrealized Gain (Loss) on Investments	8.467	5.980	8.078	4.007	(5.502)
Total from Investment Operations	8.927	6.396	8.458	4.369	(5.162)
Distributions
Dividends from Net Investment Income	(.457)	(.416)	(.408)	(.349)	(.328)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.457)	(.416)	(.408)	(.349)	(.328)
Net Asset Value, End of Period	$52.99	$44.52	$38.54	$30.49	$26.47
Total Return	20.19%	16.73%	27.95%	16.71%	-16.25%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,819	$12,440	$10,425	$7,570	$5,993
Ratio of Total Expenses to Average Net Assets	0.05%	0.09%	0.12%[2]	0.12%[2]	0.12%
Ratio of Net Investment Income to Average Net Assets	0.96%	1.03%	1.12%	1.33%	1.14%
Portfolio Turnover Rate	7%[3]	7%[3]	4%	5%[3]	8%[3]

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.12%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
12

FTSE Social Index Fund
Notes to Financial Statements
Vanguard FTSE Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.
The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2026, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays or receives a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximately equal to the notional amount of the swap in high-quality temporary cash investments, as well as holds cash and other short-term receivables.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2026, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the tax year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
13

FTSE Social Index Fund
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at the higher of the effective federal funds rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2026, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.
Vanguard provides investment advisory services to the fund through its wholly owned subsidiary Vanguard Portfolio Management, LLC.
C.
In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the
FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
From time to time, Vanguard and/or a fund's board of trustees may adjust a fund's fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the fund and its shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). The fund is not obligated to repay these amounts, and Vanguard is not obligated to continue or otherwise repeat these voluntary expense adjustments. Expense adjustments are generally calculated at, and returned to, each share class, as applicable.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2026, the fund had contributed to Vanguard capital in the amount of $603,000, representing less than 0.01% of the fund’s net assets and 0.24% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.
Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
14

FTSE Social Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	29,154,127	—	—	29,154,127
Temporary Cash Investments	47,470	—	—	47,470
Total	29,201,597	—	—	29,201,597

Derivative Financial Instruments
Assets
Futures Contracts[1]	17	—	—	17
Swap Contracts	—	77	—	77
Total	17	77	—	94
Liabilities
Swap Contracts	—	(2,481)	—	(2,481)

1
Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

E.
Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.

Permanent differences were reclassified between the following accounts:	Amount ($000)
Paid-in Capital	306,767
Total Distributable Earnings (Loss)	(306,767)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	36,411
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	18,059,812
Capital Loss Carryforwards	(587,818)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	17,508,405
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2026 Amount ($000)	2025 Amount ($000)
Ordinary Income*	239,558	226,931
Long-Term Capital Gains	—	—
Total	239,558	226,931

*	Includes short-term capital gains, if any.
15

FTSE Social Index Fund
As of August 31, 2026, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	11,141,783
Gross Unrealized Appreciation	18,359,733
Gross Unrealized Depreciation	(299,919)
Net Unrealized Appreciation (Depreciation)	18,059,814
F.
During the year ended August 31, 2026, the fund purchased $2,345,132,000 of investment securities and sold $1,840,212,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $0 and $343,457,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2026, such purchases were $309,221,000 and sales were $106,386,000, resulting in net realized loss of $20,748,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.
Capital share transactions for each class of shares were:

	Year Ended August 31,
	2026		2025
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	1,787,645	26,802	1,831,675	32,856
Issued in Lieu of Cash Distributions	94,416	1,452	95,722	1,731
Redeemed	(2,641,390)	(39,835)	(2,431,089)	(43,599)
Net Increase (Decrease)—Admiral Shares	(759,329)	(11,581)	(503,692)	(9,012)
Institutional Shares
Issued	2,829,834	58,227	2,041,762	50,890
Issued in Lieu of Cash Distributions	125,772	2,683	112,730	2,831
Redeemed	(1,991,770)	(41,838)	(1,825,143)	(44,810)
Net Increase (Decrease)—Institutional Shares	963,836	19,072	329,349	8,911
H.
Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.
Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
J.
Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
16

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard FTSE Social Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard FTSE Social Index Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the five years in the period ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 21, 2026
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
17

Tax information (unaudited)
For corporate shareholders, 96.6%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $228,893,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2025. Shareholders will be notified in January 2027 via IRS Form 1099 of the amounts for use in preparing their 2026 income tax return.
The fund hereby designates for the fiscal year $1,469,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Q2130 102026
18

Financial Statements
For the year ended August 31, 2026
Vanguard Materials Index Fund

Materials Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.9%)
Chemicals (48.3%)
	Linde plc	1,358,820	665,251
	Sherwin-Williams Co.	670,130	227,047
	Ecolab Inc.	744,019	210,706
	Air Products & Chemicals Inc.	610,746	189,001
	Corteva Inc.	1,964,587	166,263
	PPG Industries Inc.	654,773	73,446
	Dow Inc.	2,117,175	64,616
	International Flavors & Fragrances Inc.	731,199	63,124
	CF Industries Holdings Inc.	451,277	58,680
	LyondellBasell Industries NV Class A	758,549	49,366
	Albemarle Corp.	346,426	46,757
	RPM International Inc.	365,546	38,053
	Solstice Advanced Materials Inc.	466,597	29,578
	Eastman Chemical Co.	335,957	24,337
	Element Solutions Inc.	680,075	24,170
*	Axalta Coating Systems Ltd.	628,724	22,898
	Mosaic Co.	933,793	22,523
	NewMarket Corp.	22,291	20,011
	Balchem Corp.	94,390	16,602
	Celanese Corp.	322,193	14,653
	Sensient Technologies Corp.	106,301	14,344
*	Perimeter Solutions Inc.	431,289	13,154
	Cabot Corp.	151,678	12,545
	Avient Corp.	269,482	11,873
	Ashland Inc.	124,445	9,126
	HB Fuller Co.	158,082	8,687
	Scotts Miracle-Gro Co.	132,500	7,924
*	Ingevity Corp.	102,202	7,082
	Westlake Corp.	94,129	7,066
	Chemours Co.	441,900	6,876
	Hawkins Inc.	56,828	6,835
	Innospec Inc.	72,416	6,797
	Quaker Chemical Corp.	40,832	6,770
	Minerals Technologies Inc.	88,683	6,289
	Olin Corp.	335,025	5,829
	Huntsman Corp.	489,544	4,690
	FMC Corp.	366,554	4,226
	Stepan Co.	63,162	3,955
*	Ecovyst Inc.	320,851	3,263
*,1	PureCycle Technologies Inc.	440,910	2,879
	Koppers Holdings Inc.	49,574	2,274
	Mativ Holdings Inc.	160,682	1,911
	Tronox Holdings plc	350,830	1,856
*	LSB Industries Inc.	169,182	1,805
*,1	ASP Isotopes Inc.	382,860	1,539
*	Rayonier Advanced Materials Inc.	177,736	1,527
	AdvanSix Inc.	74,738	1,256
*	Intrepid Potash Inc.	31,495	1,218
*	Aspen Aerogels Inc.	206,238	1,017
*	Flotek Industries Inc.	42,377	1,005
	Orion SA	160,661	1,003
	Kronos Worldwide Inc.	62,374	550
			2,194,253
Construction Materials (10.5%)
	CRH plc	1,962,773	185,070
	Vulcan Materials Co.	381,146	102,749
	Martin Marietta Materials Inc.	176,384	91,491
*	Amrize Ltd.	1,462,198	63,898
	Eagle Materials Inc.	90,766	17,632
1

Materials Index Fund
		Shares	Market Value• ($000)
*	Knife River Corp.	166,745	10,455
	United States Lime & Minerals Inc.	31,498	3,721
			475,016
Containers & Packaging (10.0%)
	Smurfit Westrock plc	1,540,609	72,254
	Amcor plc	1,358,138	62,325
	Packaging Corp. of America	261,716	61,226
	International Paper Co.	1,477,722	56,050
	Ball Corp.	742,942	46,783
	Avery Dennison Corp.	224,685	39,120
	Crown Holdings Inc.	328,236	38,203
	AptarGroup Inc.	187,473	24,675
	Sonoco Products Co.	290,468	16,019
	Silgan Holdings Inc.	256,193	10,642
	Graphic Packaging Holding Co.	869,531	9,739
	Greif Inc. Class A	69,188	5,725
*	O-I Glass Inc.	449,337	3,267
	TriMas Corp.	81,710	3,169
	Myers Industries Inc.	93,197	2,991
*	Ranpak Holdings Corp.	112,790	536
			452,724
Metals & Mining (31.0%)
	Newmont Corp. (XNYS)	3,108,038	391,799
	Freeport-McMoRan Inc.	4,222,668	319,825
	Nucor Corp.	652,234	162,824
	Steel Dynamics Inc.	402,428	93,613
	Royal Gold Inc.	249,293	65,183
	Coeur Mining Inc.	3,027,102	62,903
	Reliance Inc.	149,948	57,587
	Hecla Mining Co.	1,970,179	39,147
	Alcoa Corp.	775,174	38,720
*,1	MP Materials Corp.	418,374	22,906
	Commercial Metals Co.	324,975	21,926
*	Cleveland-Cliffs Inc.	1,675,676	19,354
	Warrior Met Coal Inc.	155,115	16,790
	Materion Corp.	59,578	14,065
*	USA Rare Earth Inc.	557,065	9,927
*	Constellium SE	360,006	9,515
*	Century Aluminum Co.	196,256	8,983
	Kaiser Aluminum Corp.	48,008	7,623
*	Alpha Metallurgical Resources Inc.	30,821	7,264
*	Perpetua Resources Corp.	248,141	6,189
*	Ivanhoe Electric Inc.	349,150	3,862
*	Hycroft Mining Holding Corp. Class A	154,334	3,616
	Worthington Steel Inc.	96,799	3,335
	Ryerson Holding Corp.	128,863	3,229
*,1	McEwen Mining Inc.	149,291	3,010
*,1	TMC the metals Co. Inc.	604,937	2,885
	SunCoke Energy Inc.	248,710	2,569
*	Compass Minerals International Inc.	101,238	2,517
*	Metallus Inc.	103,940	2,029
*,1	US Antimony Corp.	369,978	1,802
*	Ramaco Resources Inc. Class A	102,710	1,462
			1,406,459
Paper & Forest Products (0.1%)
	Sylvamo Corp.	96,431	3,464
*	Magnera Corp.	97,276	1,222
*	Clearwater Paper Corp.	44,634	937
*,1	Mercer International Inc.	106,042	41
			5,664
Total Common Stocks (Cost $3,732,448)			4,534,116
2

Materials Index Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (0.5%)
Money Market Fund (0.5%)
[2,3]	Vanguard Market Liquidity Fund, 3.731% (Cost $23,387)	233,889	23,387
Total Investments (100.4%) (Cost $3,755,835)			4,557,503
Other Assets and Liabilities—Net (-0.4%)			(15,997)
Net Assets (100.0%)			4,541,506
Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $18,252.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $19,253 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Air Products & Chemicals Inc.	8/31/2027	BANA	8,204	(3.630)	147	—

1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/(paid) monthly.
BANA—Bank of America, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.
3

Materials Index Fund
Statement of Assets and Liabilities
As of August 31, 2026

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $3,732,448)	4,534,116
Affiliated Issuers (Cost $23,387)	23,387
Total Investments in Securities	4,557,503
Investment in Vanguard	93
Receivables for Investment Securities Sold	21,350
Receivables for Accrued Income	4,817
Receivables for Capital Shares Issued	771
Unrealized Appreciation—Over-the-Counter Swap Contracts	147
Total Assets	4,584,681
Liabilities
Payables for Investment Securities Purchased	15,803
Collateral for Securities on Loan	19,253
Payables for Capital Shares Redeemed	7,888
Payables to Vanguard	181
Other Liabilities	50
Total Liabilities	43,175
Net Assets	4,541,506
1 Includes $18,252 of securities on loan.
At August 31, 2026, net assets consisted of:

Paid-in Capital	4,031,465
Total Distributable Earnings (Loss)	510,041
Net Assets	4,541,506

ETF Shares—Net Assets
Applicable to 12,960,421 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,063,204
Net Asset Value Per Share—ETF Shares	$236.35

Admiral™ Shares—Net Assets
Applicable to 12,276,339 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,478,302
Net Asset Value Per Share—Admiral Shares	$120.42

See accompanying Notes, which are an integral part of the Financial Statements.
4

Materials Index Fund
Statement of Operations

Year Ended August 31, 2026
($000)
Investment Income
Income
Dividends[1]	66,847
Interest[2]	413
Securities Lending—Net	248
Total Income	67,508
Expenses
The Vanguard Group—Note C
Investment Advisory Services	42
Management and Administrative—ETF Shares[3]	2,318
Management and Administrative—Admiral Shares[3]	1,115
Marketing and Distribution—ETF Shares	92
Marketing and Distribution—Admiral Shares	67
Custodian Fees	22
Auditing Fees	35
Accounting Fees[3]	41
Shareholders’ Reports—ETF Shares[3]	132
Shareholders’ Reports—Admiral Shares[3]	7
Trustees’ Fees and Expenses	2
Other Expenses	14
Total Expenses	3,887
Net Investment Income	63,621
Realized Net Gain (Loss)
Investment Securities Sold[2,4]	161,096
Futures Contracts	(37)
Swap Contracts	5,721
Realized Net Gain (Loss)	166,780
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	377,081
Swap Contracts	147
Change in Unrealized Appreciation (Depreciation)	377,228
Net Increase (Decrease) in Net Assets Resulting from Operations	607,629

1	Dividends are net of foreign withholding taxes of $2.
2
Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $411, less than $1, and less than $1, respectively. Purchases and sales are for temporary cash investment purposes.

3	Certain amounts previously included in Management and Administrative and Shareholders' Reports expenses are now presented as Accounting Fees.
4	Includes $196,926 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
5

Materials Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2026 ($000)	2025 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	63,621	66,806
Realized Net Gain (Loss)	166,780	101,513
Change in Unrealized Appreciation (Depreciation)	377,228	(100,682)
Net Increase (Decrease) in Net Assets Resulting from Operations	607,629	67,637
Distributions
ETF Shares	(42,567)	(47,529)
Admiral Shares	(19,566)	(20,289)
Total Distributions	(62,133)	(67,818)
Capital Share Transactions
ETF Shares	(166,581)	(167,287)
Admiral Shares	42,069	11,707
Net Increase (Decrease) from Capital Share Transactions	(124,512)	(155,580)
Total Increase (Decrease)	420,984	(155,761)
Net Assets
Beginning of Period	4,120,522	4,276,283
End of Period	4,541,506	4,120,522

See accompanying Notes, which are an integral part of the Financial Statements.
6

Materials Index Fund
Financial Highlights

ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$208.28	$206.54	$182.61	$166.09	$187.02
Investment Operations
Net Investment Income[1]	3.258	3.317	3.241	3.253	3.213
Net Realized and Unrealized Gain (Loss) on Investments	27.986	1.761	23.940	16.513	(20.893)
Total from Investment Operations	31.244	5.078	27.181	19.766	(17.680)
Distributions
Dividends from Net Investment Income	(3.174)	(3.338)	(3.251)	(3.246)	(3.250)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.174)	(3.338)	(3.251)	(3.246)	(3.250)
Net Asset Value, End of Period	$236.35	$208.28	$206.54	$182.61	$166.09
Total Return	15.17%	2.57%	15.08%	12.09%	-9.55%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,063	$2,859	$3,039	$3,070	$2,889
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.10%[2]	0.10%[2]	0.10%
Ratio of Net Investment Income to Average Net Assets	1.47%	1.68%	1.72%	1.87%	1.76%
Portfolio Turnover Rate[3]	8%	7%	12%	5%	4%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
7

Materials Index Fund
Financial Highlights

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$106.12	$105.23	$93.04	$84.62	$95.29
Investment Operations
Net Investment Income[1]	1.654	1.692	1.650	1.654	1.652
Net Realized and Unrealized Gain (Loss) on Investments	14.263	.899	12.197	8.420	(10.665)
Total from Investment Operations	15.917	2.591	13.847	10.074	(9.013)
Distributions
Dividends from Net Investment Income	(1.617)	(1.701)	(1.657)	(1.654)	(1.657)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.617)	(1.701)	(1.657)	(1.654)	(1.657)
Net Asset Value, End of Period	$120.42	$106.12	$105.23	$93.04	$84.62
Total Return[2]	15.17%	2.57%	15.09%	12.10%	-9.56%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,478	$1,262	$1,238	$1,065	$994
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.10%[3]	0.10%[3]	0.10%
Ratio of Net Investment Income to Average Net Assets	1.47%	1.68%	1.71%	1.86%	1.78%
Portfolio Turnover Rate[4]	8%	7%	12%	5%	4%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
8

Materials Index Fund
Notes to Financial Statements
Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.
The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2026, the fund’s average investments in long and short futures contracts represented 0% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2026.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays or receives a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximately equal to the notional amount of the swap in high-quality temporary cash investments, as well as holds cash and other short-term receivables.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2026, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
9

Materials Index Fund
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the tax year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at the higher of the effective federal funds rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2026, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.
Vanguard provides investment advisory services to the fund through its wholly owned subsidiary Vanguard Portfolio Management, LLC.
C.
In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the
FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
From time to time, Vanguard and/or a fund's board of trustees may adjust a fund's fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the fund and its shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). The fund is not obligated to repay these amounts, and Vanguard is not obligated to continue or otherwise repeat these voluntary expense adjustments. Expense adjustments are generally calculated at, and returned to, each share class, as applicable.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2026, the fund had contributed to Vanguard capital in the amount of $93,000, representing less than 0.01% of the fund’s net assets and 0.04% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.
Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
10

Materials Index Fund
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	4,534,116	—	—	4,534,116
Temporary Cash Investments	23,387	—	—	23,387
Total	4,557,503	—	—	4,557,503

Derivative Financial Instruments
Assets
Swap Contracts	—	147	—	147
E.
Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.

Permanent differences were reclassified between the following accounts:	Amount ($000)
Paid-in Capital	202,716
Total Distributable Earnings (Loss)	(202,716)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	8,582
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	774,912
Capital Loss Carryforwards	(273,453)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	510,041
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2026 Amount ($000)	2025 Amount ($000)
Ordinary Income*	62,133	67,818
Long-Term Capital Gains	—	—
Total	62,133	67,818

*	Includes short-term capital gains, if any.
As of August 31, 2026, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	3,782,592
Gross Unrealized Appreciation	1,216,797
Gross Unrealized Depreciation	(441,886)
Net Unrealized Appreciation (Depreciation)	774,911
11

Materials Index Fund
F.
During the year ended August 31, 2026, the fund purchased $459,201,000 of investment securities and sold $362,023,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $326,890,000 and $534,858,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2026, such purchases were $6,852,000 and sales were $64,306,000, resulting in net realized loss of $2,552,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.
Capital share transactions for each class of shares were:

	Year Ended August 31,
	2026		2025
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	374,589	1,675	344,005	1,752
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(541,170)	(2,440)	(511,292)	(2,740)
Net Increase (Decrease)—ETF Shares	(166,581)	(765)	(167,287)	(988)
Admiral Shares
Issued	362,814	3,188	230,590	2,321
Issued in Lieu of Cash Distributions	18,108	166	18,854	188
Redeemed	(338,853)	(2,971)	(237,737)	(2,376)
Net Increase (Decrease)—Admiral Shares	42,069	383	11,707	133
H.
Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
At August 31, 2026, one shareholder was the record or beneficial owner of 28% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
I.
Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
J.
Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
12

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Materials Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Materials Index Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the five years in the period ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 21, 2026
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
13

Tax information (unaudited)
For corporate shareholders, 72.9%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $64,214,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2025. Shareholders will be notified in January 2027 via IRS Form 1099 of the amounts for use in preparing their 2026 income tax return.
The fund hereby designates for the fiscal year $213,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Q54810 102026
14

Financial Statements
For the year ended August 31, 2026
Vanguard Communication Services Index Fund

Communication Services Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.7%)
Diversified Telecommunication Services (17.3%)
	Verizon Communications Inc.	5,389,112	269,563
	AT&T Inc.	10,127,020	262,189
	Comcast Corp. Class A	6,795,421	180,894
*	Space Exploration Technologies Corp. Class A	1,170,398	168,174
*,1	AST SpaceMobile Inc.	876,810	51,819
*	Lumen Technologies Inc.	3,431,847	21,449
	Iridium Communications Inc.	333,696	15,677
*	Globalstar Inc.	185,408	15,120
*	Liberty Global Ltd. Class A	595,691	6,404
*	Bandwidth Inc. Class A	105,686	5,118
	IDT Corp. Class B	73,493	5,014
*	Uniti Group Inc.	503,512	4,995
*	Liberty Global Ltd. Class C	461,928	4,846
*	Liberty Latin America Ltd. Class C	424,850	3,632
*	Anterix Inc.	38,680	3,516
*	Liberty Capital Corp. Class C	119,580	3,113
	Shenandoah Telecommunications Co.	159,201	1,969
	Cogent Communications Holdings Inc.	176,076	1,680
	ATN International Inc.	36,226	1,093
*	Liberty Latin America Ltd. Class A	101,859	877
			1,027,142
Entertainment (22.3%)
*	Netflix Inc.	3,315,893	268,753
	Walt Disney Co.	2,485,558	267,322
*	Warner Bros Discovery Inc.	5,398,510	154,019
*	Take-Two Interactive Software Inc.	526,972	115,776
*	Live Nation Entertainment Inc.	565,922	101,804
*	Roblox Corp. Class A	2,177,706	89,917
*	Liberty Media Corp.-Liberty Formula One Class C	767,427	76,704
*	Roku Inc.	475,389	74,603
	TKO Group Holdings Inc.	222,801	40,686
*	Madison Square Garden Sports Corp.	56,315	21,666
*	Liberty Live Holdings Inc. Class C	160,984	16,665
	Cinemark Holdings Inc.	379,051	13,498
*	Sphere Entertainment Co.	93,849	12,792
	Warner Music Group Corp. Class A	448,244	12,645
*	Madison Square Garden Entertainment Corp.	138,541	10,763
*	Atlanta Braves Holdings Inc. Class C	171,435	8,500
*	AMC Entertainment Holdings Inc. Class A	3,218,925	8,498
*	IMAX Corp.	163,209	8,356
*	Lionsgate Studios Corp.	733,689	8,313
*	Liberty Live Holdings Inc. Class A	64,592	6,426
	Marcus Corp.	81,361	2,313
*	Atlanta Braves Holdings Inc. Class A	24,270	1,335
*	Vivid Seats Inc. Class A	13,019	76
			1,321,430
Interactive Media & Services (46.3%)
	Meta Platforms Inc. Class A	2,137,818	1,223,559
	Alphabet Inc. Class A	2,485,430	843,431
	Alphabet Inc. Class C	1,384,929	464,519
*	Reddit Inc. Class A	421,950	62,368
*	Pinterest Inc. Class A	1,605,150	34,848
	Match Group Inc.	798,025	32,440
*	Snap Inc. Class A	3,788,743	21,027
*	Cargurus Inc.	261,774	9,335
*	People Inc.	216,416	8,284
*	Ziff Davis Inc.	119,536	6,592
*	Trump Media & Technology Group Corp.	574,262	5,611
*	Yelp Inc.	183,395	4,099
1

Communication Services Index Fund
		Shares	Market Value• ($000)
*	QuinStreet Inc.	191,744	3,727
*	ZoomInfo Technologies Inc.	823,513	3,492
*	TripAdvisor Inc.	356,781	3,397
*,1	RUM Group Inc.	348,760	3,125
*	EverQuote Inc. Class A	97,368	2,477
*	Grindr Inc.	134,577	2,083
*	Cars.com Inc.	171,290	2,004
*	Nextdoor Holdings Inc.	823,911	1,854
*	Taboola.com Ltd.	460,488	1,718
*	Mediaalpha Inc. Class A	107,194	1,353
*,1	fuboTV Inc. Class A	103,920	1,094
*	Bumble Inc. Class A	342,651	939
*	ZipRecruiter Inc. Class A	216,094	921
	Shutterstock Inc.	89,602	496
*	Angi Inc.	101,813	473
			2,745,266
Media (10.8%)
*	AppLovin Corp. Class A	487,285	152,062
	Omnicom Group Inc.	1,026,785	89,875
*	Charter Communications Inc. Class A	392,080	59,769
*	EchoStar Corp. Class A	470,993	40,713
	News Corp. Class A	1,302,813	40,009
	New York Times Co. Class A	522,224	35,130
	Fox Corp. Class A	513,517	34,585
	Fox Corp. Class B	476,617	28,702
	Versant Media Group Inc.	508,149	20,895
*	Trade Desk Inc. Class A	1,499,131	20,568
	Nexstar Media Group Inc.	104,460	19,025
	Sirius XM Holdings Inc.	666,603	18,778
	News Corp. Class B	407,150	14,010
	Paramount Skydance Corp. Class B	1,177,587	12,848
*	Magnite Inc.	516,462	12,132
	John Wiley & Sons Inc. Class A	136,319	7,142
*	DoubleVerify Holdings Inc.	484,231	6,489
*	NIQ Global Intelligence plc	250,172	4,768
*	USA TODAY Co. Inc.	449,663	2,828
*	Stagwell Inc.	312,715	2,714
*	PubMatic Inc. Class A	134,286	2,233
*	Clear Channel Outdoor Holdings Inc.	870,972	2,064
	Scholastic Corp.	50,019	1,921
	Sinclair Inc.	130,952	1,846
*	MNTN Inc. Class A	132,134	1,738
*	Newsmax Inc.	153,503	1,652
	Gray Media Inc.	316,898	1,546
*	AMC Global Media Inc.	117,010	1,473
*	Ibotta Inc. Class A	36,639	1,363
*	Boston Omaha Corp. Class A	82,816	1,142
*	iHeartMedia Inc. Class A	364,078	990
*	EW Scripps Co. Class A	193,835	642
	National CineMedia Inc.	219,959	554
*	Advantage Solutions Inc.	14,258	470
*	Cable One Inc.	16,973	465
*	TechTarget Inc.	98,372	381
			643,522
Wireless Telecommunication Services (3.0%)
	T-Mobile US Inc.	917,101	165,482
	Telephone & Data Systems Inc.	344,974	11,619
	Array Digital Infrastructure Inc.	57,708	2,115
	Spok Holdings Inc.	75,736	796
*	Gogo Inc.	268,601	677
			180,689
Total Common Stocks (Cost $5,558,593)			5,918,049
2

Communication Services Index Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (0.6%)
Money Market Fund (0.6%)
[2,3]	Vanguard Market Liquidity Fund, 3.731% (Cost $36,473)	364,767	36,473
Total Investments (100.3%) (Cost $5,595,066)			5,954,522
Other Assets and Liabilities—Net (-0.3%)			(20,610)
Net Assets (100.0%)			5,933,912
Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $26,175.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $26,683 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
AST SpaceMobile Inc.	2/1/2027	GSI	4,624	(3.630)	—	(789)
Fox Corp. Class A	8/31/2027	BANA	14,418	(3.630)	—	(620)
					—	(1,409)

1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/(paid) monthly.
BANA—Bank of America, N.A.
GSI—Goldman Sachs International.

See accompanying Notes, which are an integral part of the Financial Statements.
3

Communication Services Index Fund
Statement of Assets and Liabilities
As of August 31, 2026

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $5,558,593)	5,918,049
Affiliated Issuers (Cost $36,473)	36,473
Total Investments in Securities	5,954,522
Investment in Vanguard	128
Cash Collateral Pledged—Over-the-Counter Swap Contracts	1,500
Receivables for Investment Securities Sold	130,980
Receivables for Accrued Income	1,166
Receivables for Capital Shares Issued	263
Other Assets	400
Total Assets	6,088,959
Liabilities
Payables for Investment Securities Purchased	125,581
Collateral for Securities on Loan	26,683
Payables for Capital Shares Redeemed	1,137
Payables to Vanguard	237
Unrealized Depreciation—Over-the-Counter Swap Contracts	1,409
Total Liabilities	155,047
Net Assets	5,933,912
1 Includes $26,175 of securities on loan.
At August 31, 2026, net assets consisted of:

Paid-in Capital	6,867,165
Total Distributable Earnings (Loss)	(933,253)
Net Assets	5,933,912

ETF Shares—Net Assets
Applicable to 30,435,064 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,674,440
Net Asset Value Per Share—ETF Shares	$186.44

Admiral™ Shares—Net Assets
Applicable to 2,731,031 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	259,472
Net Asset Value Per Share—Admiral Shares	$95.01

See accompanying Notes, which are an integral part of the Financial Statements.
4

Communication Services Index Fund
Statement of Operations

Year Ended August 31, 2026
($000)
Investment Income
Income
Dividends	64,121
Interest[1]	545
Securities Lending—Net	202
Total Income	64,868
Expenses
The Vanguard Group—Note C
Investment Advisory Services	67
Management and Administrative—ETF Shares[2]	4,662
Management and Administrative—Admiral Shares[2]	261
Marketing and Distribution—ETF Shares	271
Marketing and Distribution—Admiral Shares	16
Custodian Fees	23
Auditing Fees	35
Accounting Fees[2]	42
Shareholders’ Reports—ETF Shares[2]	173
Shareholders’ Reports—Admiral Shares[2]	2
Trustees’ Fees and Expenses	3
Other Expenses	14
Total Expenses	5,569
Net Investment Income	59,299
Realized Net Gain (Loss)
Investment Securities Sold[1,3]	848,441
Swap Contracts	3,125
Realized Net Gain (Loss)	851,566
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(622,005)
Swap Contracts	(1,461)
Change in Unrealized Appreciation (Depreciation)	(623,466)
Net Increase (Decrease) in Net Assets Resulting from Operations	287,399

1
Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $539, $1, and ($1), respectively. Purchases and sales are for temporary cash investment purposes.

2	Certain amounts previously included in Management and Administrative and Shareholders' Reports expenses are now presented as Accounting Fees.
3	Includes $1,232,020 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
5

Communication Services Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2026 ($000)	2025 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	59,299	53,283
Realized Net Gain (Loss)	851,566	451,391
Change in Unrealized Appreciation (Depreciation)	(623,466)	790,057
Net Increase (Decrease) in Net Assets Resulting from Operations	287,399	1,294,731
Distributions
ETF Shares	(61,322)	(51,314)
Admiral Shares	(3,376)	(2,850)
Total Distributions	(64,698)	(54,164)
Capital Share Transactions
ETF Shares	(73,707)	370,195
Admiral Shares	(68,296)	39,228
Net Increase (Decrease) from Capital Share Transactions	(142,003)	409,423
Total Increase (Decrease)	80,698	1,649,990
Net Assets
Beginning of Period	5,853,214	4,203,224
End of Period	5,933,912	5,853,214

See accompanying Notes, which are an integral part of the Financial Statements.
6

Communication Services Index Fund
Financial Highlights

ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$180.12	$139.25	$109.41	$94.12	$149.87
Investment Operations
Net Investment Income[1]	1.811	1.723	1.366	1.128	1.110
Net Realized and Unrealized Gain (Loss) on Investments	6.473	40.898	29.757	15.127	(55.695)
Total from Investment Operations	8.284	42.621	31.123	16.255	(54.585)
Distributions
Dividends from Net Investment Income	(1.964)	(1.751)	(1.283)	(.965)	(1.165)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.964)	(1.751)	(1.283)	(.965)	(1.165)
Net Asset Value, End of Period	$186.44	$180.12	$139.25	$109.41	$94.12
Total Return	4.61%	30.82%	28.62%	17.46%	-36.61%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,674	$5,537	$3,990	$3,424	$2,717
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.10%[2]	0.10%[2]	0.10%
Ratio of Net Investment Income to Average Net Assets	0.96%	1.10%	1.10%	1.19%	0.92%
Portfolio Turnover Rate[3]	28%	12%	15%	15%	16%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
7

Communication Services Index Fund
Financial Highlights

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$91.79	$70.96	$55.75	$47.97	$76.38
Investment Operations
Net Investment Income[1]	.923	.873	.690	.591	.572
Net Realized and Unrealized Gain (Loss) on Investments	3.298	20.849	15.176	7.682	(28.388)
Total from Investment Operations	4.221	21.722	15.866	8.273	(27.816)
Distributions
Dividends from Net Investment Income	(1.001)	(.892)	(.656)	(.493)	(.594)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.001)	(.892)	(.656)	(.493)	(.594)
Net Asset Value, End of Period	$95.01	$91.79	$70.96	$55.75	$47.97
Total Return[2]	4.61%	30.82%	28.64%	17.44%	-36.61%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$259	$316	$213	$115	$70
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.10%[3]	0.10%[3]	0.10%
Ratio of Net Investment Income to Average Net Assets	0.96%	1.09%	1.08%	1.21%	0.93%
Portfolio Turnover Rate[4]	28%	12%	15%	15%	16%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
8

Communication Services Index Fund
Notes to Financial Statements
Vanguard Communication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.
The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays or receives a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximately equal to the notional amount of the swap in high-quality temporary cash investments, as well as holds cash and other short-term receivables.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2026, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the tax year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
9

Communication Services Index Fund
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at the higher of the effective federal funds rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2026, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.
Vanguard provides investment advisory services to the fund through its wholly owned subsidiary Vanguard Portfolio Management, LLC.
C.
In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the
FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
From time to time, Vanguard and/or a fund's board of trustees may adjust a fund's fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the fund and its shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). The fund is not obligated to repay these amounts, and Vanguard is not obligated to continue or otherwise repeat these voluntary expense adjustments. Expense adjustments are generally calculated at, and returned to, each share class, as applicable.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2026, the fund had contributed to Vanguard capital in the amount of $128,000, representing less than 0.01% of the fund’s net assets and 0.05% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.
Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	5,918,049	—	—	5,918,049
Temporary Cash Investments	36,473	—	—	36,473
Total	5,954,522	—	—	5,954,522

Derivative Financial Instruments
Liabilities
Swap Contracts	—	(1,409)	—	(1,409)
10

Communication Services Index Fund
E.
Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.

Permanent differences were reclassified between the following accounts:	Amount ($000)
Paid-in Capital	1,222,469
Total Distributable Earnings (Loss)	(1,222,469)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	5,646
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	325,142
Capital Loss Carryforwards	(1,264,041)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(933,253)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2026 Amount ($000)	2025 Amount ($000)
Ordinary Income*	64,698	54,164
Long-Term Capital Gains	—	—
Total	64,698	54,164

*	Includes short-term capital gains, if any.
As of August 31, 2026, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	5,629,379
Gross Unrealized Appreciation	759,244
Gross Unrealized Depreciation	(434,101)
Net Unrealized Appreciation (Depreciation)	325,143
F.
During the year ended August 31, 2026, the fund purchased $1,697,513,000 of investment securities and sold $1,709,683,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $2,611,434,000 and $2,744,947,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2026, such purchases were $79,370,000 and sales were $452,000, resulting in net realized loss of $387,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
11

Communication Services Index Fund
G.
Capital share transactions for each class of shares were:

	Year Ended August 31,
	2026		2025
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	2,629,989	14,043	1,776,091	10,886
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,703,696)	(14,350)	(1,405,896)	(8,800)
Net Increase (Decrease)—ETF Shares	(73,707)	(307)	370,195	2,086
Admiral Shares
Issued	129,288	1,343	148,447	1,819
Issued in Lieu of Cash Distributions	2,790	29	2,305	29
Redeemed	(200,374)	(2,082)	(111,524)	(1,406)
Net Increase (Decrease)—Admiral Shares	(68,296)	(710)	39,228	442
H.
Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.
Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
J.
Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
12

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Communication Services Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Communication Services Index Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the five years in the period ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 21, 2026
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
13

Tax information (unaudited)
For corporate shareholders, 98.8%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $59,709,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2025. Shareholders will be notified in January 2027 via IRS Form 1099 of the amounts for use in preparing their 2026 income tax return.
The fund hereby designates for the fiscal year $280,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Q54880 102026
14

Financial Statements
For the year ended August 31, 2026
Vanguard U.S. Growth Fund

U.S. Growth Fund
Financial Statements
Schedule of Investments
As of August 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (98.5%)
Communication Services (16.2%)
	Alphabet Inc. Class C	9,198,344	3,085,217
	Meta Platforms Inc. Class A	2,280,467	1,305,203
	Alphabet Inc. Class A	3,524,294	1,195,969
*	Spotify Technology SA	944,175	513,272
*	Netflix Inc.	5,302,739	429,787
*,1	Space Exploration Technologies Corp. Class A	2,130,578	306,143
	Walt Disney Co.	1,222,074	131,434
*	Roblox Corp. Class A	2,210,445	91,269
*	AppLovin Corp. Class A	240,596	75,080
			7,133,374
Consumer Discretionary (9.0%)
*	Amazon.com Inc.	5,550,935	1,441,966
*	Tesla Inc.	2,180,440	802,293
*	DoorDash Inc. Class A	2,713,054	628,723
	Starbucks Corp.	1,852,040	196,779
*	Wayfair Inc. Class A	1,363,785	135,383
	Hilton Worldwide Holdings Inc.	427,909	135,339
*	SharkNinja Inc.	702,169	135,161
*	Duolingo Inc.	760,799	112,872
	Ross Stores Inc.	462,347	105,665
*	DraftKings Inc. Class A	3,820,864	92,809
*	YETI Holdings Inc.	1,901,857	78,071
*	Rivian Automotive Inc. Class A	2,476,760	39,777
*	Sweetgreen Inc. Class A	5,510,791	38,355
			3,943,193
Consumer Staples (1.2%)
	Costco Wholesale Corp.	304,846	287,741
	Walmart Inc.	1,874,387	196,567
*,1	Oddity Tech Ltd. Class A	1,618,775	23,310
			507,618
Financials (5.6%)
	Mastercard Inc. Class A	2,071,189	1,220,573
	Visa Inc. Class A (XNYS)	849,917	322,433
	MSCI Inc.	336,456	191,995
	Nasdaq Inc.	1,815,776	179,054
*	Corpay Inc.	409,100	165,399
*	Affirm Holdings Inc.	1,786,296	132,990
*	Block Inc. (XNYS)	1,418,182	116,319
*	Lemonade Inc.	1,515,491	79,154
	Morgan Stanley	238,502	50,877
*	Coinbase Global Inc. Class A	133,769	25,165
			2,483,959
Health Care (8.0%)
	Eli Lilly & Co.	1,190,037	1,376,551
*	Natera Inc.	763,407	245,786
	Ensign Group Inc.	1,381,615	237,997
*	Vertex Pharmaceuticals Inc.	383,653	208,907
*	IDEXX Laboratories Inc.	353,619	196,856
*	Waters Corp.	399,973	165,841
*	Medline Inc. Class A	4,350,723	152,406
*	Intuitive Surgical Inc.	375,728	141,597
*	Guardant Health Inc.	890,110	141,545
*	United Therapeutics Corp.	265,511	135,511
*,1	Tempus AI Inc. Class A	1,934,556	121,974
*	Alnylam Pharmaceuticals Inc.	491,557	118,313
*	Moderna Inc.	781,392	109,661
	Stryker Corp.	314,181	101,732
*	Denali Therapeutics Inc.	2,681,184	63,705
1

U.S. Growth Fund
		Shares	Market Value• ($000)
*,2	ABIOMED Inc. CVR	718,252	733
			3,519,115
Industrials (6.7%)
	General Electric Co.	2,413,108	810,104
	Vertiv Holdings Co. Class A	1,628,505	421,327
*	Axon Enterprise Inc.	542,973	307,627
*	Boeing Co.	995,764	206,900
	GE Vernova Inc.	213,322	191,676
*	Bloom Energy Corp. Class A	854,991	176,385
	Watsco Inc.	540,388	167,423
	Fastenal Co.	3,327,236	164,066
*	Loar Holdings Inc.	1,416,548	99,427
*	RBC Bearings Inc.	196,294	97,020
	Caterpillar Inc. (XNYS)	117,288	93,534
	Eaton Corp. plc	232,500	93,437
	Waste Connections Inc. (XTSE)	512,782	84,773
	Cummins Inc.	61,415	34,663
			2,948,362
Information Technology (50.3%)
	NVIDIA Corp.	27,769,720	6,130,999
	Broadcom Inc.	6,347,811	2,350,848
	Apple Inc.	6,647,156	2,106,151
	Microsoft Corp.	3,995,559	2,026,907
*	Shopify Inc. Class A (XTSE)	4,875,950	718,569
*	Advanced Micro Devices Inc.	1,522,184	716,522
*	Cloudflare Inc. Class A	2,234,721	681,836
	Corning Inc.	3,350,665	498,344
	Micron Technology Inc.	502,773	482,024
*	Snowflake Inc.	1,351,625	447,969
	KLA Corp.	2,548,047	447,055
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,041,027	432,359
*	Arista Networks Inc.	2,174,114	425,452
*	Cadence Design Systems Inc.	1,171,361	396,834
*	Datadog Inc. Class A	1,657,303	392,847
	Jabil Inc.	1,176,408	359,110
*	Palo Alto Networks Inc.	911,126	348,169
*	Flex Ltd.	3,134,979	342,497
	Seagate Technology Holdings plc	390,490	323,474
	Western Digital Corp.	657,283	296,139
*	Palantir Technologies Inc. Class A	1,560,887	290,918
	Dell Technologies Inc. Class C	631,685	288,055
*	Sandisk Corp.	179,125	280,635
*	Crowdstrike Holdings Inc. Class A	1,118,679	258,415
*	ARM Holdings plc ADR	919,558	222,450
*	Samsara Inc. Class A	4,381,195	178,972
	Amphenol Corp. Class A	864,053	136,996
*	Workday Inc. Class A	549,588	108,516
*	Keysight Technologies Inc.	323,729	104,467
	Lam Research Corp.	322,915	97,356
*	Credo Technology Group Holding Ltd.	314,741	71,191
*	Figma Inc. Class A	2,213,696	60,855
*,1	Aurora Innovation Inc.	9,766,772	54,987
*	Circle Internet Group Inc.	295,995	28,282
			22,106,200
Materials (0.2%)
*	Knife River Corp.	1,644,097	103,085
Real Estate (1.0%)
	Welltower Inc.	1,193,903	282,048
*	CoStar Group Inc.	4,870,324	156,191
	Lineage Inc.	643,075	25,241
			463,480
Utilities (0.3%)
	Constellation Energy Corp.	445,745	122,477
Total Common Stocks (Cost $22,393,847)			43,330,863
2

U.S. Growth Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (1.6%)
Money Market Fund (1.3%)
[3,4]	Vanguard Market Liquidity Fund, 3.731%	5,578,979	557,842
		Face Amount ($000)
Repurchase Agreements (0.3%)
	Bank of America Securities, LLC 3.670%, 9/1/2026 (Dated 8/31/2026, Repurchase Value $300, collateralized by U.S. Government Agency Obligations 3.000%–6.500%, 12/1/2026–7/1/2056, with a value of $306)	300	300
	Nomura International plc 3.660%, 9/1/2026 (Dated 8/31/2026, Repurchase Value $24,703, collateralized by U.S. Treasury Obligations 0.750%–4.250%, 10/31/2027–5/15/2043, with a value of $25,194)	24,700	24,700
	Societe Generale 3.660%, 9/1/2026 (Dated 8/31/2026, Repurchase Value $122,912, collateralized by U.S. Treasury Obligations 4.625%, 5/15/2054, with a value of $125,358)	122,900	122,900
			147,900
Total Temporary Cash Investments (Cost $705,672)			705,742
Total Investments (100.1%) (Cost $23,099,519)			44,036,605
Other Assets and Liabilities—Net (-0.1%)			(60,443)
Net Assets (100%)			43,976,162
Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $59,620.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $61,126 was received for securities on loan.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini NASDAQ 100 Index	September 2026	667	393,703	1,550

See accompanying Notes, which are an integral part of the Financial Statements.
3

U.S. Growth Fund
Statement of Assets and Liabilities
As of August 31, 2026

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $22,541,747)	43,478,763
Affiliated Issuers (Cost $557,772)	557,842
Total Investments in Securities	44,036,605
Investment in Vanguard	930
Cash	2,828
Cash Collateral Pledged—Futures Contracts	30,301
Foreign Currency, at Value (Cost $988)	1,083
Receivables for Investment Securities Sold	11,408
Receivables for Accrued Income	11,530
Receivables for Capital Shares Issued	4,189
Variation Margin Receivable—Futures Contracts	296
Total Assets	44,099,170
Liabilities
Payables for Investment Securities Purchased	15,682
Collateral for Securities on Loan	61,126
Payables to Investment Advisor	12,013
Payables for Capital Shares Redeemed	31,239
Payables to Vanguard	2,911
Other Liabilities	37
Total Liabilities	123,008
Net Assets	43,976,162
1 Includes $59,620 of securities on loan.
At August 31, 2026, net assets consisted of:

Paid-in Capital	14,849,040
Total Distributable Earnings (Loss)	29,127,122
Net Assets	43,976,162

Investor Shares—Net Assets
Applicable to 114,392,572 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,774,201
Net Asset Value Per Share—Investor Shares	$76.70

Admiral™ Shares—Net Assets
Applicable to 177,093,092 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	35,201,961
Net Asset Value Per Share—Admiral Shares	$198.78

See accompanying Notes, which are an integral part of the Financial Statements.
4

U.S. Growth Fund
Statement of Operations

Year Ended August 31, 2026
($000)
Investment Income
Income
Dividends[1]	160,088
Interest[2]	28,955
Securities Lending—Net	2,230
Total Income	191,273
Expenses
Investment Advisory Fees—Note B
Basic Fee	68,920
Performance Adjustment	(12,023)
The Vanguard Group—Note C
Management and Administrative—Investor Shares[3]	20,492
Management and Administrative—Admiral Shares[3]	46,668
Marketing and Distribution—Investor Shares	475
Marketing and Distribution—Admiral Shares	1,275
Custodian Fees	196
Auditing Fees	56
Accounting Fees[3]	93
Shareholders’ Reports—Investor Shares[3]	164
Shareholders’ Reports—Admiral Shares[3]	148
Trustees’ Fees and Expenses	25
Other Expenses	17
Total Expenses	126,506
Expenses Paid Indirectly	(290)
Net Expenses	126,216
Net Investment Income	65,057
Realized Net Gain (Loss)
Investment Securities Sold[2]	9,597,115
Futures Contracts	91,268
Foreign Currencies	(252)
Realized Net Gain (Loss)	9,688,131
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(7,536,229)
Futures Contracts	(9,449)
Foreign Currencies	(8)
Change in Unrealized Appreciation (Depreciation)	(7,545,686)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,207,502

1	Dividends are net of foreign withholding taxes of $1,864.
2
Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $19,987, $82, and ($16), respectively. Purchases and sales are for temporary cash investment purposes.

3	Certain amounts previously included in Management and Administrative and Shareholders' Reports expenses are now presented as Accounting Fees.

See accompanying Notes, which are an integral part of the Financial Statements.
5

U.S. Growth Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2026 ($000)	2025 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	65,057	112,520
Realized Net Gain (Loss)	9,688,131	3,741,837
Change in Unrealized Appreciation (Depreciation)	(7,545,686)	5,943,900
Net Increase (Decrease) in Net Assets Resulting from Operations	2,207,502	9,798,257
Distributions
Investor Shares	(807,658)	(455,835)
Admiral Shares	(3,404,497)	(1,693,525)
Total Distributions	(4,212,155)	(2,149,360)
Capital Share Transactions
Investor Shares	(1,314,004)	(1,159,885)
Admiral Shares	(1,960,727)	(2,459,782)
Net Increase (Decrease) from Capital Share Transactions	(3,274,731)	(3,619,667)
Total Increase (Decrease)	(5,279,384)	4,029,230
Net Assets
Beginning of Period	49,255,546	45,226,316
End of Period	43,976,162	49,255,546

See accompanying Notes, which are an integral part of the Financial Statements.
6

U.S. Growth Fund
Financial Highlights

Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$80.23	$68.21	$52.21	$43.59	$76.41
Investment Operations
Net Investment Income[1]	.044	.118	.126	.169	.074
Net Realized and Unrealized Gain (Loss) on Investments	3.482	15.186	16.033	8.595	(24.184)
Total from Investment Operations	3.526	15.304	16.159	8.764	(24.110)
Distributions
Dividends from Net Investment Income	(.050)	(.141)	(.159)	(.144)	(.001)
Distributions from Realized Capital Gains	(7.006)	(3.143)	—	—	(8.709)
Total Distributions	(7.056)	(3.284)	(.159)	(.144)	(8.710)
Net Asset Value, End of Period	$76.70	$80.23	$68.21	$52.21	$43.59
Total Return[2]	4.78%	22.99%	31.01%	20.19%	-35.32%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,774	$10,434	$9,898	$8,710	$7,935
Ratio of Total Expenses to Average Net Assets[3]	0.35%[4]	0.35%[4]	0.32%[5]	0.30%[4]	0.33%[4]
Ratio of Net Investment Income to Average Net Assets	0.06%	0.16%	0.21%	0.38%	0.13%
Portfolio Turnover Rate	58%	29%	37%	37%	23%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.03%), (0.06%), (0.06%), and (0.02%).
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.35%, 0.35%, 0.30%, and 0.33%, respectively.
5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.32%.

See accompanying Notes, which are an integral part of the Financial Statements.
7

U.S. Growth Fund
Financial Highlights

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$207.96	$176.81	$135.31	$112.99	$198.03
Investment Operations
Net Investment Income[1]	.318	.492	.482	.552	.338
Net Realized and Unrealized Gain (Loss) on Investments	9.034	39.360	41.557	22.260	(62.667)
Total from Investment Operations	9.352	39.852	42.039	22.812	(62.329)
Distributions
Dividends from Net Investment Income	(.365)	(.552)	(.539)	(.492)	(.135)
Distributions from Realized Capital Gains	(18.167)	(8.150)	—	—	(22.576)
Total Distributions	(18.532)	(8.702)	(.539)	(.492)	(22.711)
Net Asset Value, End of Period	$198.78	$207.96	$176.81	$135.31	$112.99
Total Return[2]	4.90%	23.10%	31.15%	20.30%	-35.26%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$35,202	$38,822	$35,328	$29,183	$26,547
Ratio of Total Expenses to Average Net Assets[3]	0.25%[4]	0.25%[4]	0.22%[5]	0.20%[4]	0.23%[4]
Ratio of Net Investment Income to Average Net Assets	0.16%	0.26%	0.31%	0.48%	0.23%
Portfolio Turnover Rate	58%	29%	37%	37%	23%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.03%), (0.06%), (0.06%), and (0.02%).
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.25%, 0.25%, 0.20%, and 0.23%, respectively.
5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.22%.

See accompanying Notes, which are an integral part of the Financial Statements.
8

U.S. Growth Fund
Notes to Financial Statements
Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.
The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
4. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2026, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the tax year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell
9

U.S. Growth Fund
or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at the higher of the effective federal funds rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2026, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.
The investment advisory firms Baillie Gifford Overseas Ltd., Jennison Associates LLC, and Wellington Management Company LLP. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor.
The basic fee of Baillie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance relative to the S&P 500 Index for periods prior to August 1, 2024, and to the new benchmark Russell 3000 Growth Index, beginning August 1, 2024, for the preceding three years. The basic fees of Jennison Associates LLC and Wellington Management Company LLP are subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. The benchmark change will be fully phased in by August 2027.
Vanguard, through its wholly owned subsidiary Vanguard Portfolio Management, LLC, manages the cash reserves of the fund as described below.
For the year ended August 31, 2026, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.15% of the fund’s average net assets, before a net decrease of $12,023,000 (0.03%) based on performance.
C.
In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the
FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
From time to time, Vanguard and/or a fund’s board of trustees may adjust a fund’s fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the fund and its shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). The fund is not obligated to repay these amounts, and Vanguard is not obligated to continue or otherwise repeat these voluntary expense adjustments. Expense adjustments are generally calculated at, and returned to, each share class, as applicable.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2026, the fund had contributed to Vanguard capital in the amount of $930,000, representing less than 0.01% of the fund’s net assets and 0.37% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.
The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended August 31, 2026, these arrangements reduced the fund’s expenses by $290,000 (an annual rate of less than 0.01% of average net assets).
10

U.S. Growth Fund
E.
Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	43,330,130	—	733	43,330,863
Temporary Cash Investments	557,842	147,900	—	705,742
Total	43,887,972	147,900	733	44,036,605

Derivative Financial Instruments
Assets
Futures Contracts[1]	1,550	—	—	1,550

1
Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

F.
Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.

Permanent differences were reclassified between the following accounts:	Amount ($000)
Paid-in Capital	466,731
Total Distributable Earnings (Loss)	(466,731)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	348
Undistributed Long-Term Gains	8,358,156
Net Unrealized Gains (Losses)	20,768,618
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	29,127,122
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2026 Amount ($000)	2025 Amount ($000)
Ordinary Income*	317,731	252,410
Long-Term Capital Gains	3,894,424	1,896,950
Total	4,212,155	2,149,360

*	Includes short-term capital gains, if any.
11

U.S. Growth Fund
As of August 31, 2026, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	23,268,090
Gross Unrealized Appreciation	22,252,863
Gross Unrealized Depreciation	(1,484,348)
Net Unrealized Appreciation (Depreciation)	20,768,515
G.
During the year ended August 31, 2026, the fund purchased $26,456,636,000 of investment securities and sold $33,349,113,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisors or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2026, such purchases were $106,774,000 and sales were $33,116,000, resulting in net realized gain of $12,015,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
H.
Capital share transactions for each class of shares were:

	Year Ended August 31,
	2026		2025
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	368,291	4,809	915,313	13,703
Issued in Lieu of Cash Distributions	778,320	10,595	438,407	6,088
Redeemed	(2,460,615)	(31,064)	(2,513,605)	(34,850)
Net Increase (Decrease)—Investor Shares	(1,314,004)	(15,660)	(1,159,885)	(15,059)
Admiral Shares
Issued	2,584,258	12,675	2,453,896	13,213
Issued in Lieu of Cash Distributions	3,155,075	16,585	1,583,818	8,491
Redeemed	(7,700,060)	(38,851)	(6,497,496)	(34,834)
Net Increase (Decrease)—Admiral Shares	(1,960,727)	(9,591)	(2,459,782)	(13,130)
I.
Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.
Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
K.
Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
12

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard U.S. Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard U.S. Growth Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the five years in the period ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 21, 2026
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
13

Tax information (unaudited)
For corporate shareholders, 46.3%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $160,318,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2025. Shareholders will be notified in January 2027 via IRS Form 1099 of the amounts for use in preparing their 2026 income tax return.
The fund hereby designates for the fiscal year $10,367,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $4,358,093,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
Q230 102026
14

Financial Statements
For the year ended August 31, 2026
Vanguard Utilities Index Fund

Utilities Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.7%)
Electric Utilities (61.3%)
	NextEra Energy Inc.	14,371,494	1,183,349
	Southern Co.	7,767,985	683,583
	Duke Energy Corp.	5,372,016	644,158
	Constellation Energy Corp.	2,153,127	591,615
	American Electric Power Co. Inc.	3,749,313	459,028
	Entergy Corp.	3,215,195	341,807
	Xcel Energy Inc.	4,301,685	325,594
	Exelon Corp.	7,050,647	308,254
	PG&E Corp.	15,175,014	201,372
	Eversource Energy	2,591,454	181,765
	PPL Corp.	5,184,207	176,937
	FirstEnergy Corp.	3,786,472	173,648
	NRG Energy Inc.	1,381,166	152,094
	Edison International	2,651,516	143,129
	Evergy Inc.	1,588,374	128,690
	Alliant Energy Corp.	1,626,708	110,584
	Pinnacle West Capital Corp.	835,043	81,534
	OGE Energy Corp.	1,421,933	64,883
	IDACORP Inc.	381,779	51,983
	TXNM Energy Inc.	686,540	39,551
	Portland General Electric Co.	797,400	38,961
*,1	Oklo Inc.	894,773	36,301
	Otter Tail Corp.	260,688	23,584
	MGE Energy Inc.	260,041	20,203
*	Hawaiian Electric Industries Inc.	1,191,854	13,373
	Genie Energy Ltd. Class B	90,184	1,338
			6,177,318
Gas Utilities (5.0%)
	Atmos Energy Corp.	1,150,205	191,084
	UGI Corp.	1,477,304	56,802
	National Fuel Gas Co.	622,102	51,672
	Southwest Gas Holdings Inc.	461,279	40,745
	New Jersey Resources Corp.	695,379	37,092
	ONE Gas Inc.	432,409	34,277
	Spire Inc.	407,294	33,333
	MDU Resources Group Inc.	1,368,197	27,254
	Chesapeake Utilities Corp.	165,622	22,117
	Northwest Natural Holding Co.	282,637	13,869
			508,245
Independent Power and Renewable Electricity Producers (5.5%)
	Vistra Corp.	2,323,472	319,175
*	Talen Energy Corp.	280,531	82,970
	AES Corp.	4,914,237	72,436
	Ormat Technologies Inc. (XNYS)	358,455	36,562
	Clearway Energy Inc. Class C	814,064	25,847
*	Fervo Energy Co. Class A	543,293	8,356
*	XPLR Infrastructure LP	633,252	7,599
*	Hallador Energy Co.	243,755	4,041
			556,986
Multi-Utilities (24.6%)
	Dominion Energy Inc.	6,060,564	400,058
	Sempra	4,504,559	368,022
	Consolidated Edison Inc.	2,539,437	271,771
	Public Service Enterprise Group Inc.	3,433,780	251,799
	WEC Energy Group Inc.	2,244,478	238,296
	Ameren Corp.	1,907,005	202,162
	DTE Energy Co.	1,433,446	194,418
	CenterPoint Energy Inc.	4,507,688	178,504
1

Utilities Index Fund
		Shares	Market Value• ($000)
	CMS Energy Corp.	2,128,695	144,879
	NiSource Inc.	3,303,710	135,188
	Black Hills Corp.	524,558	37,600
	Northwestern Energy Group Inc.	423,794	29,310
	Avista Corp.	569,877	21,177
	Unitil Corp.	124,137	6,646
			2,479,830
Water Utilities (3.3%)
	American Water Works Co. Inc.	1,260,671	174,262
	Essential Utilities Inc.	1,856,790	76,444
	American States Water Co.	270,048	24,113
	California Water Service Group	412,394	20,607
	H2O America	237,814	15,070
	Middlesex Water Co.	128,320	7,442
	York Water Co.	111,608	3,804
	Consolidated Water Co. Ltd.	104,589	3,114
	Artesian Resources Corp. Class A	61,874	2,201
*	Cadiz Inc.	375,283	1,490
			328,547
Total Common Stocks (Cost $8,469,310)			10,050,926
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[2,3]	Vanguard Market Liquidity Fund, 3.731% (Cost $1,255)	12,550	1,255
Total Investments (99.7%) (Cost $8,470,565)			10,052,181
Other Assets and Liabilities—Net (0.3%)			33,360
Net Assets (100.0%)			10,085,541
Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $531.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $537 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Alliant Energy Corp.	8/31/2027	BANA	10,456	(3.630)	—	(61)
American Water Works Co. Inc.	8/31/2027	BANA	11,696	(3.630)	122	—
Oklo Inc.	2/1/2027	GSI	6,845	(3.630)	—	(526)
Ormat Technologies Inc.	8/31/2027	BANA	6,906	(3.630)	—	(272)
					122	(859)

1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/(paid) monthly.
BANA—Bank of America, N.A.
GSI—Goldman Sachs International.

See accompanying Notes, which are an integral part of the Financial Statements.
2

Utilities Index Fund
Statement of Assets and Liabilities
As of August 31, 2026

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $8,469,310)	10,050,926
Affiliated Issuers (Cost $1,255)	1,255
Total Investments in Securities	10,052,181
Investment in Vanguard	227
Cash Collateral Pledged—Over-the-Counter Swap Contracts	600
Receivables for Investment Securities Sold	23,884
Receivables for Accrued Income	42,261
Receivables for Capital Shares Issued	1,792
Unrealized Appreciation—Over-the-Counter Swap Contracts	122
Total Assets	10,121,067
Liabilities
Due to Custodian	521
Payables for Investment Securities Purchased	29,747
Collateral for Securities on Loan	537
Payables for Capital Shares Redeemed	2,793
Payables to Vanguard	409
Unrealized Depreciation—Over-the-Counter Swap Contracts	859
Other Liabilities	660
Total Liabilities	35,526
Net Assets	10,085,541
1 Includes $531 of securities on loan.
At August 31, 2026, net assets consisted of:

Paid-in Capital	8,876,688
Total Distributable Earnings (Loss)	1,208,853
Net Assets	10,085,541

ETF Shares—Net Assets
Applicable to 44,696,349 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,170,505
Net Asset Value Per Share—ETF Shares	$182.80

Admiral™ Shares—Net Assets
Applicable to 20,880,545 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,915,036
Net Asset Value Per Share—Admiral Shares	$91.71

See accompanying Notes, which are an integral part of the Financial Statements.
3

Utilities Index Fund
Statement of Operations

Year Ended August 31, 2026
($000)
Investment Income
Income
Dividends	285,874
Interest[1]	1,002
Securities Lending—Net	64
Total Income	286,940
Expenses
The Vanguard Group—Note C
Investment Advisory Services	105
Management and Administrative—ETF Shares[2]	6,761
Management and Administrative—Admiral Shares[2]	1,653
Marketing and Distribution—ETF Shares	268
Marketing and Distribution—Admiral Shares	99
Custodian Fees	43
Auditing Fees	35
Accounting Fees[2]	44
Shareholders’ Reports—ETF Shares[2]	252
Shareholders’ Reports—Admiral Shares[2]	15
Trustees’ Fees and Expenses	6
Other Expenses	17
Total Expenses	9,298
Net Investment Income	277,642
Realized Net Gain (Loss)
Investment Securities Sold[1,3]	95,731
Swap Contracts	(2,541)
Realized Net Gain (Loss)	93,190
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(145,345)
Swap Contracts	(737)
Change in Unrealized Appreciation (Depreciation)	(146,082)
Net Increase (Decrease) in Net Assets Resulting from Operations	224,750

1
Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $998, $1, and less than $1, respectively. Purchases and sales are for temporary cash investment purposes.

2	Certain amounts previously included in Management and Administrative and Shareholders' Reports expenses are now presented as Accounting Fees.
3	Includes $132,055 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
4

Utilities Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2026 ($000)	2025 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	277,642	243,577
Realized Net Gain (Loss)	93,190	136,699
Change in Unrealized Appreciation (Depreciation)	(146,082)	725,920
Net Increase (Decrease) in Net Assets Resulting from Operations	224,750	1,106,196
Distributions
ETF Shares	(220,696)	(198,238)
Admiral Shares	(53,875)	(50,576)
Total Distributions	(274,571)	(248,814)
Capital Share Transactions
ETF Shares	820,271	364,830
Admiral Shares	63,902	32,519
Net Increase (Decrease) from Capital Share Transactions	884,173	397,349
Total Increase (Decrease)	834,352	1,254,731
Net Assets
Beginning of Period	9,251,189	7,996,458
End of Period	10,085,541	9,251,189

See accompanying Notes, which are an integral part of the Financial Statements.
5

Utilities Index Fund
Financial Highlights

ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$182.78	$165.04	$136.43	$161.46	$149.52
Investment Operations
Net Investment Income[1]	5.192	4.935	4.835	4.708	4.393
Net Realized and Unrealized Gain (Loss) on Investments	(.004)	17.846	28.640	(25.005)	11.897
Total from Investment Operations	5.188	22.781	33.475	(20.297)	16.290
Distributions
Dividends from Net Investment Income	(5.168)	(5.041)	(4.865)	(4.733)	(4.350)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(5.168)	(5.041)	(4.865)	(4.733)	(4.350)
Net Asset Value, End of Period	$182.80	$182.78	$165.04	$136.43	$161.46
Total Return	2.75%	14.09%	25.31%	-12.75%	11.18%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,171	$7,398	$6,351	$5,071	$6,030
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.10%[2]	0.10%[2]	0.10%
Ratio of Net Investment Income to Average Net Assets	2.69%	2.86%	3.41%	3.19%	2.87%
Portfolio Turnover Rate[3]	5%	6%	5%	4%	3%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
6

Utilities Index Fund
Financial Highlights

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$91.70	$82.80	$68.45	$81.00	$75.01
Investment Operations
Net Investment Income[1]	2.596	2.471	2.423	2.351	2.212
Net Realized and Unrealized Gain (Loss) on Investments	.007	8.958	14.368	(12.527)	5.961
Total from Investment Operations	2.603	11.429	16.791	(10.176)	8.173
Distributions
Dividends from Net Investment Income	(2.593)	(2.529)	(2.441)	(2.374)	(2.183)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.593)	(2.529)	(2.441)	(2.374)	(2.183)
Net Asset Value, End of Period	$91.71	$91.70	$82.80	$68.45	$81.00
Total Return[2]	2.75%	14.09%	25.29%	-12.73%	11.22%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,915	$1,853	$1,645	$1,445	$1,877
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.10%[3]	0.10%[3]	0.10%
Ratio of Net Investment Income to Average Net Assets	2.68%	2.85%	3.41%	3.17%	2.88%
Portfolio Turnover Rate[4]	5%	6%	5%	4%	3%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
7

Utilities Index Fund
Notes to Financial Statements
Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.
The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays or receives a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximately equal to the notional amount of the swap in high-quality temporary cash investments, as well as holds cash and other short-term receivables.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2026, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the tax year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may
8

Utilities Index Fund
be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at the higher of the effective federal funds rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2026, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.
Vanguard provides investment advisory services to the fund through its wholly owned subsidiary Vanguard Portfolio Management, LLC.
C.
In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the
FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
From time to time, Vanguard and/or a fund's board of trustees may adjust a fund's fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the fund and its shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). The fund is not obligated to repay these amounts, and Vanguard is not obligated to continue or otherwise repeat these voluntary expense adjustments. Expense adjustments are generally calculated at, and returned to, each share class, as applicable.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2026, the fund had contributed to Vanguard capital in the amount of $227,000, representing less than 0.01% of the fund’s net assets and 0.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.
Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	10,050,926	—	—	10,050,926
Temporary Cash Investments	1,255	—	—	1,255
Total	10,052,181	—	—	10,052,181

Derivative Financial Instruments
Assets
Swap Contracts	—	122	—	122
Liabilities
Swap Contracts	—	(859)	—	(859)
9

Utilities Index Fund
E.
Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.

Permanent differences were reclassified between the following accounts:	Amount ($000)
Paid-in Capital	131,304
Total Distributable Earnings (Loss)	(131,304)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	45,954
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	1,542,230
Capital Loss Carryforwards	(379,331)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	1,208,853
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2026 Amount ($000)	2025 Amount ($000)
Ordinary Income*	274,571	248,814
Long-Term Capital Gains	—	—
Total	274,571	248,814

*	Includes short-term capital gains, if any.
As of August 31, 2026, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	8,509,950
Gross Unrealized Appreciation	1,821,119
Gross Unrealized Depreciation	(278,888)
Net Unrealized Appreciation (Depreciation)	1,542,231
F.
During the year ended August 31, 2026, the fund purchased $666,908,000 of investment securities and sold $507,649,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $1,083,043,000 and $355,066,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
G.
Capital share transactions for each class of shares were:

	Year Ended August 31,
	2026		2025
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,175,404	6,072	1,003,446	5,790
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(355,133)	(1,850)	(638,616)	(3,800)
Net Increase (Decrease)—ETF Shares	820,271	4,222	364,830	1,990
10

Utilities Index Fund
	Year Ended August 31,
	2026		2025
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	519,164	5,370	413,487	4,773
Issued in Lieu of Cash Distributions	41,043	429	38,472	454
Redeemed	(496,305)	(5,130)	(419,440)	(4,882)
Net Increase (Decrease)—Admiral Shares	63,902	669	32,519	345
H.
Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.
Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
J.
Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
11

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Utilities Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Utilities Index Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the five years in the period ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 21, 2026
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
12

Tax information (unaudited)
For corporate shareholders, 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $256,355,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2025. Shareholders will be notified in January 2027 via IRS Form 1099 of the amounts for use in preparing their 2026 income tax return.
The fund hereby designates for the fiscal year $518,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Q54890 102026
13

Financial Statements
For the year ended August 31, 2026
Vanguard Consumer Discretionary Index Fund

Consumer Discretionary Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.9%)
Automobile Components (2.5%)
	BorgWarner Inc. (XNYS)	271,492	17,419
*	Aptiv plc	284,681	12,742
	Autoliv Inc.	100,003	12,121
	Lear Corp.	81,635	10,204
	Garrett Motion Inc.	342,611	9,233
	Gentex Corp.	393,987	8,814
*	Versigent plc	171,052	8,108
*	Dorman Products Inc.	61,731	7,954
	Dana Inc.	231,716	6,947
	Visteon Corp.	66,033	6,724
	Phinia Inc.	94,848	6,491
*	Goodyear Tire & Rubber Co.	1,014,445	6,361
	Patrick Industries Inc.	77,232	6,311
	LCI Industries	61,560	6,195
*	QuantumScape Corp.	1,022,526	5,716
*	Adient plc	289,888	5,499
*	Dauch Corp.	868,185	5,435
*	Mobileye Global Inc. Class A	597,332	5,095
*	Gentherm Inc.	115,385	4,534
*	XPEL Inc.	90,729	4,469
*	Fox Factory Holding Corp.	161,580	3,301
	Standard Motor Products Inc.	77,128	2,909
*	Cooper-Standard Holdings Inc.	64,562	1,729
*	Solid Power Inc.	691,517	1,611
*	Holley Inc.	302,732	866
			166,788
Automobiles (18.2%)
*	Tesla Inc.	2,771,579	1,019,802
	General Motors Co.	950,105	82,013
	Ford Motor Co.	4,099,909	57,153
*	Rivian Automotive Inc. Class A	1,274,133	20,463
	Thor Industries Inc.	106,033	8,058
	Harley-Davidson Inc.	285,373	7,876
*,1	Lucid Group Inc.	669,084	3,245
	Winnebago Industries Inc.	103,507	3,115
			1,201,725
Broadline Retail (25.3%)
*	Amazon.com Inc.	5,703,211	1,481,523
*	MercadoLibre Inc.	46,594	90,215
	eBay Inc.	426,407	44,159
*	Etsy Inc.	156,570	12,734
	Macy's Inc.	475,377	10,439
*	Ollie's Bargain Outlet Holdings Inc.	111,623	8,419
	Kohl's Corp.	421,342	7,508
	Dillard's Inc. Class A	10,745	6,726
*	Pattern Group Inc. Class A	125,332	2,598
*	Savers Value Village Inc.	224,736	2,322
*,1	Groupon Inc.	76,492	1,467
*	Eightco Holdings Inc.	311,011	238
			1,668,348
Distributors (0.8%)
	Genuine Parts Co.	178,752	24,251
	LKQ Corp.	417,750	10,485
	Pool Corp.	55,440	10,341
*	GigaCloud Technology Inc. Class A	96,128	4,665
	Gold.com Inc.	75,842	3,411
			53,153
1

Consumer Discretionary Index Fund
		Shares	Market Value• ($000)
Diversified Consumer Services (2.2%)
	Service Corp. International	183,924	15,016
	H&R Block Inc.	233,990	12,086
*	Duolingo Inc.	74,074	10,990
*	Frontdoor Inc.	135,495	10,957
*	Laureate Education Inc.	241,395	9,060
*	Covista Inc.	66,700	8,826
	ADT Inc.	1,181,476	8,731
*	Bright Horizons Family Solutions Inc.	115,668	8,580
*	Grand Canyon Education Inc.	52,624	7,795
	Graham Holdings Co. Class B	6,870	7,755
*	Stride Inc.	86,723	7,518
	OneSpaWorld Holdings Ltd.	273,020	6,779
	Perdoceo Education Corp.	184,989	6,149
	Strategic Education Inc.	73,467	6,086
*	Coursera Inc.	851,232	5,550
*	Universal Technical Institute Inc.	164,394	3,474
*	American Public Education Inc.	63,934	2,919
*	Driven Brands Holdings Inc.	222,540	2,764
*	Lincoln Educational Services Corp.	107,219	2,698
	Matthews International Corp. Class A	108,471	2,253
	Carriage Services Inc.	55,313	1,861
*	KinderCare Learning Cos. Inc.	113,928	287
			148,134
Hotels, Restaurants & Leisure (21.9%)
	McDonald's Corp.	707,717	186,512
	Booking Holdings Inc.	783,714	156,030
	Starbucks Corp.	1,146,597	121,826
*	DoorDash Inc. Class A	388,264	89,976
*	Airbnb Inc. Class A	439,804	80,581
	Marriott International Inc. Class A	228,847	78,211
	Hilton Worldwide Holdings Inc.	237,659	75,167
	Royal Caribbean Cruises Ltd.	265,545	71,363
*	Chipotle Mexican Grill Inc.	1,389,810	52,854
	Yum! Brands Inc.	293,997	45,073
	Expedia Group Inc.	130,115	41,262
	Carnival Corp. Ltd.	1,406,624	33,604
	Darden Restaurants Inc.	132,019	28,286
*	Flutter Entertainment plc	194,853	19,520
	Aramark	334,959	18,862
	Texas Roadhouse Inc.	87,641	17,143
	Las Vegas Sands Corp.	371,524	16,276
*	Brinker International Inc.	67,539	15,433
	Domino's Pizza Inc.	42,522	14,545
*	DraftKings Inc. Class A	590,747	14,349
*	MGM Resorts International	290,628	12,020
*	Norwegian Cruise Line Holdings Ltd.	723,830	11,683
*	Life Time Group Holdings Inc.	267,599	11,245
	Cheesecake Factory Inc.	101,406	11,103
	Wynn Resorts Ltd.	117,360	10,713
	Hyatt Hotels Corp. Class A	63,208	10,554
*	Caesars Entertainment Inc.	339,527	10,084
*	Dutch Bros Inc. Class A	202,501	9,894
	Churchill Downs Inc.	109,032	9,538
	Vail Resorts Inc.	68,428	9,369
	Wyndham Hotels & Resorts Inc.	126,843	9,343
*	Cava Group Inc.	138,039	9,076
	Travel & Leisure Co.	125,956	8,661
	Marriott Vacations Worldwide Corp.	78,505	8,185
*	Planet Fitness Inc. Class A	157,771	8,141
	Boyd Gaming Corp.	104,877	8,137
	Red Rock Resorts Inc. Class A	127,334	7,151
*	Rush Street Interactive Inc.	275,363	7,093
*	Shake Shack Inc. Class A	102,561	7,065
	Choice Hotels International Inc.	64,131	6,629
	Wingstop Inc.	59,548	6,519
*	Penn Entertainment Inc.	377,223	6,303
*	Hilton Grand Vacations Inc.	144,465	6,127
	Monarch Casino & Resort Inc.	47,937	5,774
2

Consumer Discretionary Index Fund
		Shares	Market Value• ($000)
[1]	Wendy's Co.	623,789	5,177
*	Lindblad Expeditions Holdings Inc.	188,414	5,004
*	Six Flags Entertainment Corp.	309,431	4,657
	Cracker Barrel Old Country Store Inc.	81,845	4,521
*	BJ's Restaurants Inc.	63,486	4,037
*	Pursuit Attractions & Hospitality Inc.	79,277	3,805
*	Bloomin' Brands Inc.	296,040	3,049
	Papa John's International Inc.	127,085	2,984
*	First Watch Restaurant Group Inc.	230,563	2,924
*	United Parks & Resorts Inc.	72,538	2,902
*	Sweetgreen Inc. Class A	381,129	2,653
*	Sabre Corp.	1,219,559	2,646
*	Target Hospitality Corp.	125,385	2,322
*	Accel Entertainment Inc.	197,628	2,300
	Dine Brands Global Inc.	47,059	1,557
*	El Pollo Loco Holdings Inc.	92,914	1,419
*	Kura Sushi USA Inc. Class A	25,749	1,176
*	Portillo's Inc. Class A	249,661	1,141
*	Krispy Kreme Inc.	315,078	1,078
*	Dave & Buster's Entertainment Inc.	103,686	930
*	Biglari Holdings Inc. Class B	2,364	918
*	Jack in the Box Inc.	53,164	878
	RCI Hospitality Holdings Inc.	25,192	734
*	Xponential Fitness Inc. Class A	110,637	603
[1]	Lucky Strike Entertainment Corp. Class C	42,522	268
			1,446,963
Household Durables (5.3%)
	Garmin Ltd.	176,028	50,011
	DR Horton Inc.	282,426	40,827
	PulteGroup Inc.	222,511	28,108
*	SharkNinja Inc.	116,041	22,337
	Somnigroup International Inc.	334,422	21,654
	Lennar Corp. Class A	247,436	20,812
*	NVR Inc.	3,271	20,657
	Toll Brothers Inc.	125,021	17,934
*	Mohawk Industries Inc.	93,188	11,951
	Installed Building Products Inc.	42,679	10,364
*	Champion Homes Inc.	115,143	10,279
	Meritage Homes Corp.	132,105	9,172
*	Cavco Industries Inc.	16,289	9,108
*	M/I Homes Inc.	58,813	8,752
	Newell Brands Inc.	1,389,136	8,682
	KB Home	151,373	8,068
*	Green Brick Partners Inc.	95,669	6,909
	Century Communities Inc.	98,175	6,632
	Whirlpool Corp.	159,392	6,509
*	Sonos Inc.	384,083	5,992
	La-Z-Boy Inc.	155,244	4,912
*	LGI Homes Inc.	78,208	4,375
*	Beazer Homes USA Inc.	95,059	3,154
*	Helen of Troy Ltd.	89,040	2,680
	Ethan Allen Interiors Inc.	93,716	2,216
*	Hovnanian Enterprises Inc. Class A	16,524	2,051
*	Dream Finders Homes Inc. Class A	104,887	1,474
*	Legacy Housing Corp.	41,232	1,160
	Cricut Inc. Class A	182,407	1,076
*	Lovesac Co.	50,711	791
*	GoPro Inc. Class A	473,020	414
*	Traeger Inc.	4,756	267
			349,328
Leisure Products (1.2%)
	Hasbro Inc.	171,823	16,169
	Brunswick Corp.	120,255	9,127
*	Mattel Inc.	558,290	8,346
	Polaris Inc.	121,956	7,871
*	YETI Holdings Inc.	173,702	7,130
	Acushnet Holdings Corp.	75,200	6,497
*	Callaway Golf Co.	413,425	6,495
*	Peloton Interactive Inc. Class A	1,190,782	6,383
3

Consumer Discretionary Index Fund
		Shares	Market Value• ($000)
	Smith & Wesson Brands Inc.	167,136	2,126
	Sturm Ruger & Co. Inc.	52,239	1,983
*	Malibu Boats Inc. Class A	69,903	1,885
*	Latham Group Inc.	179,788	1,271
	Johnson Outdoors Inc. Class A	23,155	1,042
*	Funko Inc. Class A	133,483	897
			77,222
Specialty Retail (19.3%)
	Home Depot Inc.	982,870	322,214
	TJX Cos. Inc.	1,108,020	148,375
	Lowe's Cos. Inc.	562,086	115,059
*	O'Reilly Automotive Inc.	862,831	76,619
	Ross Stores Inc.	330,619	75,560
*	AutoZone Inc.	17,171	51,363
*	Carvana Co.	596,485	43,818
	Williams-Sonoma Inc.	139,087	31,747
*	Ulta Beauty Inc.	50,857	27,315
	Tractor Supply Co.	641,242	22,379
	Best Buy Co. Inc.	262,053	21,003
*	Burlington Stores Inc.	75,223	19,540
*	Five Below Inc.	72,780	17,965
*	Wayfair Inc. Class A	158,577	15,742
*	Abercrombie & Fitch Co. Class A	100,524	14,383
	Lithia Motors Inc.	38,451	14,124
*	CarMax Inc.	229,881	14,099
	Murphy USA Inc.	24,436	12,594
*	Victoria's Secret & Co.	135,760	11,595
*	GameStop Corp. Class A	590,402	10,852
	Dick's Sporting Goods Inc.	80,102	10,822
*	Chewy Inc. Class A	428,411	10,196
*	Floor & Decor Holdings Inc. Class A	199,510	10,029
*	AutoNation Inc.	48,213	9,703
	Gap Inc.	431,550	9,628
	Penske Automotive Group Inc.	44,350	9,606
*	Urban Outfitters Inc.	114,766	9,260
*	Boot Barn Holdings Inc.	59,074	8,898
*	Asbury Automotive Group Inc.	41,216	8,713
	Bath & Body Works Inc.	450,428	8,671
*	Valvoline Inc.	253,844	8,138
	Signet Jewelers Ltd.	94,524	7,777
*	RH	48,997	7,308
	American Eagle Outfitters Inc.	418,878	6,966
	Group 1 Automotive Inc.	24,958	6,727
	Academy Sports & Outdoors Inc.	147,691	6,345
*	Warby Parker Inc. Class A	252,362	6,208
	Advance Auto Parts Inc.	143,199	6,040
*	Sally Beauty Holdings Inc.	360,228	5,900
	Buckle Inc.	117,386	5,001
*	National Vision Holdings Inc.	290,805	4,967
*	RealReal Inc.	424,903	4,351
*	MarineMax Inc.	76,449	3,989
	Winmark Corp.	11,752	3,910
	Upbound Group Inc.	202,124	3,699
	Sonic Automotive Inc. Class A	45,532	3,581
*	Revolve Group Inc.	159,393	3,542
	Arhaus Inc.	198,238	1,727
	Caleres Inc.	123,830	1,508
	Camping World Holdings Inc. Class A	232,306	1,501
	Haverty Furniture Cos. Inc.	51,998	1,418
	Build-A-Bear Workshop Inc.	46,024	1,393
*	Citi Trends Inc.	19,416	1,322
*	Genesco Inc.	36,567	1,224
*	Stitch Fix Inc. Class A	381,903	1,211
	Monro Inc.	86,688	1,080
*	Neighborhood Intelligence Inc.	271,611	1,067
*	ThredUP Inc. Class A	391,834	1,054
	Shoe Station Group Inc.	68,965	945
*	Zumiez Inc.	50,565	905
*	Petco Health & Wellness Co. Inc.	332,296	884
4

Consumer Discretionary Index Fund
		Shares	Market Value• ($000)
	Arko Corp.	193,943	884
*	EVgo Inc.	515,656	691
	Designer Brands Inc. Class A	109,200	597
*	OneWater Marine Inc. Class A	45,007	540
*	Lands' End Inc.	35,444	419
*	1-800-Flowers.com Inc. Class A	85,734	313
*	America's Car-Mart Inc.	27,346	63
*	Leslie's Inc.	34,081	18
			1,277,085
Textiles, Apparel & Luxury Goods (3.2%)
	NIKE Inc. Class B	1,254,614	49,005
	Tapestry Inc.	227,055	28,016
	Ralph Lauren Corp.	49,387	17,133
*	Deckers Outdoor Corp.	181,123	15,772
*	Lululemon Athletica Inc.	130,878	15,740
*	Crocs Inc.	88,532	10,658
	Kontoor Brands Inc.	115,027	8,674
	VF Corp.	572,643	7,696
	Steven Madden Ltd.	177,062	7,646
	PVH Corp.	97,267	7,213
	Wolverine World Wide Inc.	316,383	6,242
	Levi Strauss & Co. Class A	293,551	6,094
*	Figs Inc. Class A	350,280	5,373
	Columbia Sportswear Co.	84,481	4,849
*	Capri Holdings Ltd.	358,871	4,755
	G-III Apparel Group Ltd.	139,254	4,538
	Carter's Inc.	135,200	4,379
*	Under Armour Inc. Class A	571,995	2,883
	Oxford Industries Inc.	54,510	2,087
	Movado Group Inc.	55,686	1,878
*	Under Armour Inc. Class C	343,274	1,693
			212,324
Total Common Stocks (Cost $5,389,911)			6,601,070
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[2,3]	Vanguard Market Liquidity Fund, 3.731% (Cost $11,860)	118,627	11,862
Total Investments (100.1%) (Cost $5,401,771)			6,612,932
Other Assets and Liabilities—Net (-0.1%)			(4,089)
Net Assets (100.0%)			6,608,843
Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $7,077.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $7,941 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Carvana Co.	8/31/2027	BANA	7,956	(3.630)	—	(247)

1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/(paid) monthly.
BANA—Bank of America, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.
5

Consumer Discretionary Index Fund
Statement of Assets and Liabilities
As of August 31, 2026

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $5,389,911)	6,601,070
Affiliated Issuers (Cost $11,860)	11,862
Total Investments in Securities	6,612,932
Investment in Vanguard	141
Receivables for Investment Securities Sold	29,772
Receivables for Accrued Income	2,783
Receivables for Capital Shares Issued	60
Other Assets	27
Total Assets	6,645,715
Liabilities
Payables for Investment Securities Purchased	26,325
Collateral for Securities on Loan	7,941
Payables for Capital Shares Redeemed	2,095
Payables to Vanguard	264
Unrealized Depreciation—Over-the-Counter Swap Contracts	247
Total Liabilities	36,872
Net Assets	6,608,843
1 Includes $7,077 of securities on loan.
At August 31, 2026, net assets consisted of:

Paid-in Capital	6,203,086
Total Distributable Earnings (Loss)	405,757
Net Assets	6,608,843

ETF Shares—Net Assets
Applicable to 15,413,564 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,033,786
Net Asset Value Per Share—ETF Shares	$391.46

Admiral™ Shares—Net Assets
Applicable to 2,838,028 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	575,057
Net Asset Value Per Share—Admiral Shares	$202.63

See accompanying Notes, which are an integral part of the Financial Statements.
6

Consumer Discretionary Index Fund
Statement of Operations

Year Ended August 31, 2026
($000)
Investment Income
Income
Dividends	56,207
Interest[1]	238
Securities Lending—Net	916
Total Income	57,361
Expenses
The Vanguard Group—Note C
Investment Advisory Services	73
Management and Administrative—ETF Shares[2]	5,022
Management and Administrative—Admiral Shares[2]	514
Marketing and Distribution—ETF Shares	203
Marketing and Distribution—Admiral Shares	27
Custodian Fees	36
Auditing Fees	35
Accounting Fees[2]	43
Shareholders’ Reports—ETF Shares[2]	150
Shareholders’ Reports—Admiral Shares[2]	6
Trustees’ Fees and Expenses	4
Other Expenses	14
Total Expenses	6,127
Net Investment Income	51,234
Realized Net Gain (Loss)
Investment Securities Sold[1,3]	473,342
Swap Contracts	(72)
Realized Net Gain (Loss)	473,270
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(369,053)
Swap Contracts	(247)
Change in Unrealized Appreciation (Depreciation)	(369,300)
Net Increase (Decrease) in Net Assets Resulting from Operations	155,204

1
Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $233, $1, and less than $1, respectively. Purchases and sales are for temporary cash investment purposes.

2	Certain amounts previously included in Management and Administrative and Shareholders' Reports expenses are now presented as Accounting Fees.
3	Includes $653,189 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
7

Consumer Discretionary Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2026 ($000)	2025 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	51,234	50,830
Realized Net Gain (Loss)	473,270	347,698
Change in Unrealized Appreciation (Depreciation)	(369,300)	818,024
Net Increase (Decrease) in Net Assets Resulting from Operations	155,204	1,216,552
Distributions
ETF Shares	(45,641)	(50,847)
Admiral Shares	(4,672)	(5,474)
Total Distributions	(50,313)	(56,321)
Capital Share Transactions
ETF Shares	(400,154)	(247,535)
Admiral Shares	(112,305)	(36,488)
Net Increase (Decrease) from Capital Share Transactions	(512,459)	(284,023)
Total Increase (Decrease)	(407,568)	876,208
Net Assets
Beginning of Period	7,016,411	6,140,203
End of Period	6,608,843	7,016,411

See accompanying Notes, which are an integral part of the Financial Statements.
8

Consumer Discretionary Index Fund
Financial Highlights

ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$385.92	$321.00	$286.85	$256.97	$320.99
Investment Operations
Net Investment Income[1]	2.932	2.692	2.485	2.493	2.329
Net Realized and Unrealized Gain (Loss) on Investments	5.473	65.187	34.277	29.853	(63.227)
Total from Investment Operations	8.405	67.879	36.762	32.346	(60.898)
Distributions
Dividends from Net Investment Income	(2.865)	(2.959)	(2.612)	(2.466)	(3.122)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.865)	(2.959)	(2.612)	(2.466)	(3.122)
Net Asset Value, End of Period	$391.46	$385.92	$321.00	$286.85	$256.97
Total Return	2.19%	21.23%	12.89%	12.75%	-19.11%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,034	$6,339	$5,543	$5,187	$4,638
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.10%[2]	0.10%[2]	0.10%
Ratio of Net Investment Income to Average Net Assets	0.75%	0.76%	0.83%	0.99%	0.78%
Portfolio Turnover Rate[3]	13%	6%	6%	11%	9%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
9

Consumer Discretionary Index Fund
Financial Highlights

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$199.76	$166.16	$148.47	$133.01	$166.15
Investment Operations
Net Investment Income[1]	1.522	1.396	1.279	1.287	1.211
Net Realized and Unrealized Gain (Loss) on Investments	2.831	33.735	17.762	15.450	(32.737)
Total from Investment Operations	4.353	35.131	19.041	16.737	(31.526)
Distributions
Dividends from Net Investment Income	(1.483)	(1.531)	(1.351)	(1.277)	(1.614)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.483)	(1.531)	(1.351)	(1.277)	(1.614)
Net Asset Value, End of Period	$202.63	$199.76	$166.16	$148.47	$133.01
Total Return[2]	2.19%	21.23%	12.90%	12.75%	-19.11%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$575	$677	$597	$608	$523
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.10%[3]	0.10%[3]	0.10%
Ratio of Net Investment Income to Average Net Assets	0.75%	0.76%	0.83%	0.98%	0.79%
Portfolio Turnover Rate[4]	13%	6%	6%	11%	9%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
10

Consumer Discretionary Index Fund
Notes to Financial Statements
Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.
The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays or receives a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximately equal to the notional amount of the swap in high-quality temporary cash investments, as well as holds cash and other short-term receivables.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2026, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the tax year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
11

Consumer Discretionary Index Fund
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at the higher of the effective federal funds rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2026, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.
Vanguard provides investment advisory services to the fund through its wholly owned subsidiary Vanguard Portfolio Management, LLC.
C.
In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the
FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
From time to time, Vanguard and/or a fund's board of trustees may adjust a fund's fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the fund and its shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). The fund is not obligated to repay these amounts, and Vanguard is not obligated to continue or otherwise repeat these voluntary expense adjustments. Expense adjustments are generally calculated at, and returned to, each share class, as applicable.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2026, the fund had contributed to Vanguard capital in the amount of $141,000, representing less than 0.01% of the fund’s net assets and 0.06% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.
Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	6,601,070	—	—	6,601,070
Temporary Cash Investments	11,862	—	—	11,862
Total	6,612,932	—	—	6,612,932

Derivative Financial Instruments
Liabilities
Swap Contracts	—	(247)	—	(247)
12

Consumer Discretionary Index Fund
E.
Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.

Permanent differences were reclassified between the following accounts:	Amount ($000)
Paid-in Capital	651,969
Total Distributable Earnings (Loss)	(651,969)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	6,819
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	1,190,732
Capital Loss Carryforwards	(791,794)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	405,757
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2026 Amount ($000)	2025 Amount ($000)
Ordinary Income*	50,313	56,321
Long-Term Capital Gains	—	—
Total	50,313	56,321

*	Includes short-term capital gains, if any.
As of August 31, 2026, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	5,422,199
Gross Unrealized Appreciation	1,630,053
Gross Unrealized Depreciation	(439,320)
Net Unrealized Appreciation (Depreciation)	1,190,733
F.
During the year ended August 31, 2026, the fund purchased $886,965,000 of investment securities and sold $983,717,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $1,023,437,000 and $1,436,137,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2026, such purchases were $188,000 and sales were $16,692,000, resulting in net realized gain of $488,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
13

Consumer Discretionary Index Fund
G.
Capital share transactions for each class of shares were:

	Year Ended August 31,
	2026		2025
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,042,005	2,687	801,664	2,239
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,442,159)	(3,700)	(1,049,199)	(3,080)
Net Increase (Decrease)—ETF Shares	(400,154)	(1,013)	(247,535)	(841)
Admiral Shares
Issued	63,037	312	121,134	651
Issued in Lieu of Cash Distributions	3,717	19	4,610	25
Redeemed	(179,059)	(882)	(162,232)	(881)
Net Increase (Decrease)—Admiral Shares	(112,305)	(551)	(36,488)	(205)
H.
Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.
Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
J.
Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
14

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Consumer Discretionary Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Consumer Discretionary Index Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the five years in the period ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 21, 2026
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
15

Tax information (unaudited)
For corporate shareholders, 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $53,519,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2025. Shareholders will be notified in January 2027 via IRS Form 1099 of the amounts for use in preparing their 2026 income tax return.
The fund hereby designates for the fiscal year $121,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Q54830 102026
16

Financial Statements
For the year ended August 31, 2026
Vanguard Consumer Staples Index Fund

Consumer Staples Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.8%)
Beverages (20.8%)
	Coca-Cola Co.	10,070,674	892,967
	PepsiCo Inc.	2,985,114	418,931
*	Monster Beverage Corp.	4,418,639	202,904
	Keurig Dr Pepper Inc.	4,308,653	137,274
	Constellation Brands Inc. Class A	522,979	68,311
	Coca-Cola Consolidated Inc.	219,905	43,007
	Molson Coors Beverage Co. Class B	766,586	30,479
*	Celsius Holdings Inc.	917,640	28,860
	Primo Brands Corp.	1,253,181	28,598
	Brown-Forman Corp. Class B	957,218	25,433
*	Vita Coco Co. Inc.	339,373	19,926
*	Boston Beer Co. Inc. Class A	86,503	15,381
	National Beverage Corp.	267,812	8,471
	MGP Ingredients Inc.	171,798	2,854
			1,923,396
Consumer Staples Distribution & Retail (37.7%)
	Walmart Inc.	11,800,005	1,237,467
	Costco Wholesale Corp.	1,178,053	1,111,952
	Target Corp.	1,408,983	226,677
	Sysco Corp.	1,557,051	126,246
	Kroger Co.	1,846,072	106,223
	Dollar General Corp.	752,759	95,412
	Casey's General Stores Inc.	123,927	93,219
*	US Foods Holding Corp.	766,731	80,384
*	Dollar Tree Inc.	633,981	80,256
*	Performance Food Group Co.	587,587	58,271
*	BJ's Wholesale Club Holdings Inc.	518,086	46,964
*	Sprouts Farmers Market Inc.	442,796	36,327
*	Maplebear Inc.	692,328	34,976
*	Chefs' Warehouse Inc.	231,570	26,045
	PriceSmart Inc.	152,619	25,947
	Albertsons Cos. Inc. Class A	1,883,006	23,255
*	United Natural Foods Inc.	462,139	20,269
	Andersons Inc.	291,686	18,922
	Ingles Markets Inc. Class A	166,742	13,639
*	Grocery Outlet Holding Corp.	1,042,851	12,462
	Weis Markets Inc.	142,149	10,100
	Village Super Market Inc. Class A	103,365	4,474
	Natural Grocers by Vitamin Cottage Inc. Class C	105,758	2,895
			3,492,382
Food Products (13.9%)
	Mondelez International Inc. Class A	3,952,871	245,355
	Archer-Daniels-Midland Co.	1,571,418	127,740
	Hershey Co.	503,195	88,668
	General Mills Inc.	1,891,220	77,918
	Kraft Heinz Co.	3,028,345	77,737
	Tyson Foods Inc. Class A	1,051,228	57,965
	Bunge Global SA	485,122	56,376
	J M Smucker Co.	420,600	55,166
	McCormick & Co. Inc.	907,813	49,222
*	Darling Ingredients Inc.	663,282	43,956
	Conagra Brands Inc.	2,220,019	35,565
	Lamb Weston Holdings Inc.	630,869	34,401
	Ingredion Inc.	308,796	31,948
	Hormel Foods Corp.	1,390,592	30,384
	Campbell's Co.	1,126,947	26,686
*	Post Holdings Inc.	281,823	23,493
	Cal-Maine Foods Inc.	290,319	22,912
*	Freshpet Inc.	317,974	22,214
1

Consumer Staples Index Fund
		Shares	Market Value• ($000)
	Marzetti Co.	170,332	19,188
	Flowers Foods Inc.	2,241,206	15,509
*	Pilgrim's Pride Corp.	490,527	15,393
	J & J Snack Foods Corp.	174,356	15,375
	Del Monte Corp.	450,426	14,269
	Dole plc	873,995	12,105
	Utz Brands Inc.	837,802	11,897
	Seaboard Corp.	3,018	11,801
*	Seneca Foods Corp. Class A	53,854	10,679
*	Simply Good Foods Co.	932,107	10,673
*	Mission Produce Inc.	618,482	7,867
	Tootsie Roll Industries Inc.	191,380	7,820
	John B Sanfilippo & Son Inc.	101,443	7,475
*	Vital Farms Inc.	400,042	4,272
*	Westrock Coffee Co.	391,707	3,051
	B&G Foods Inc.	873,825	3,032
*,1	Beyond Meat Inc.	163,733	2,178
*	Lifeway Foods Inc.	64,812	1,687
*	Hain Celestial Group Inc.	989,023	737
			1,282,714
Household Products (15.3%)
	Procter & Gamble Co.	6,026,245	874,529
	Colgate-Palmolive Co.	2,364,636	212,392
	Kimberly-Clark Corp.	929,981	100,391
	Church & Dwight Co. Inc.	826,171	82,435
	Clorox Co.	476,607	46,555
	WD-40 Co.	99,025	21,206
	Spectrum Brands Holdings Inc.	214,746	18,535
*	Central Garden & Pet Co. Class A	498,015	18,531
	Energizer Holdings Inc.	668,283	14,555
	Reynolds Consumer Products Inc.	603,804	13,978
	Oil-Dri Corp. of America	100,122	9,009
*	Central Garden & Pet Co.	86,614	3,723
			1,415,839
Personal Care Products (3.5%)
	Kenvue Inc.	6,299,600	118,937
	Estee Lauder Cos. Inc. Class A	857,762	87,749
*	e.l.f. Beauty Inc.	301,847	32,916
	Interparfums Inc.	167,958	19,723
	Edgewell Personal Care Co.	509,572	14,635
*	BellRing Brands Inc.	1,343,078	14,465
*	Herbalife Ltd.	1,187,199	13,047
*	Coty Inc. Class A	4,043,745	11,525
*	Honest Co. Inc.	1,093,359	6,254
	Nu Skin Enterprises Inc. Class A	563,279	2,642
*	Nature's Sunshine Products Inc.	165,042	2,335
*	Niagen Bioscience Inc.	594,776	1,862
*	USANA Health Sciences Inc.	127,126	1,813
			327,903
Tobacco (8.6%)
	Philip Morris International Inc.	2,240,962	419,732
	Altria Group Inc.	5,066,105	346,927
	Turning Point Brands Inc.	204,441	16,553
	Universal Corp.	286,038	13,015
			796,227
Total Common Stocks (Cost $8,007,282)			9,238,461
2

Consumer Staples Index Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[2,3]	Vanguard Market Liquidity Fund, 3.731% (Cost $13,814)	138,157	13,814
Total Investments (100.0%) (Cost $8,021,096)			9,252,275
Other Assets and Liabilities—Net (0.0%)			4,175
Net Assets (100.0%)			9,256,450
Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,733.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $2,121 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Kimberly-Clark Corp.	8/31/2027	BANA	17,763	(3.630)	—	(502)
McCormick & Co. Inc.	8/31/2027	BANA	3,814	(3.630)	—	(20)
					—	(522)

1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/(paid) monthly.
BANA—Bank of America, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.
3

Consumer Staples Index Fund
Statement of Assets and Liabilities
As of August 31, 2026

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $8,007,282)	9,238,461
Affiliated Issuers (Cost $13,814)	13,814
Total Investments in Securities	9,252,275
Investment in Vanguard	200
Receivables for Investment Securities Sold	300,150
Receivables for Accrued Income	10,495
Receivables for Capital Shares Issued	1,745
Total Assets	9,564,865
Liabilities
Due to Custodian	296
Payables for Investment Securities Purchased	304,026
Collateral for Securities on Loan	2,121
Payables for Capital Shares Redeemed	1,080
Payables to Vanguard	370
Unrealized Depreciation—Over-the-Counter Swap Contracts	522
Total Liabilities	308,415
Net Assets	9,256,450
1 Includes $1,733 of securities on loan.
At August 31, 2026, net assets consisted of:

Paid-in Capital	8,844,456
Total Distributable Earnings (Loss)	411,994
Net Assets	9,256,450

ETF Shares—Net Assets
Applicable to 34,261,995 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,862,708
Net Asset Value Per Share—ETF Shares	$229.49

Admiral™ Shares—Net Assets
Applicable to 12,317,131 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,393,742
Net Asset Value Per Share—Admiral Shares	$113.15

See accompanying Notes, which are an integral part of the Financial Statements.
4

Consumer Staples Index Fund
Statement of Operations

Year Ended August 31, 2026
($000)
Investment Income
Income
Dividends	210,181
Interest[1]	287
Securities Lending—Net	777
Total Income	211,245
Expenses
The Vanguard Group—Note C
Investment Advisory Services	91
Management and Administrative—ETF Shares[2]	6,191
Management and Administrative—Admiral Shares[2]	1,099
Marketing and Distribution—ETF Shares	275
Marketing and Distribution—Admiral Shares	65
Custodian Fees	34
Auditing Fees	35
Accounting Fees[2]	43
Shareholders’ Reports—ETF Shares[2]	270
Shareholders’ Reports—Admiral Shares[2]	15
Trustees’ Fees and Expenses	5
Other Expenses	16
Total Expenses	8,139
Net Investment Income	203,106
Realized Net Gain (Loss)
Investment Securities Sold[1,3]	277,840
Swap Contracts	(5,605)
Realized Net Gain (Loss)	272,235
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	127,649
Swap Contracts	(522)
Change in Unrealized Appreciation (Depreciation)	127,127
Net Increase (Decrease) in Net Assets Resulting from Operations	602,468

1
Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $285, $2, and ($1), respectively. Purchases and sales are for temporary cash investment purposes.

2	Certain amounts previously included in Management and Administrative and Shareholders' Reports expenses are now presented as Accounting Fees.
3	Includes $474,874 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
5

Consumer Staples Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2026 ($000)	2025 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	203,106	194,928
Realized Net Gain (Loss)	272,235	264,484
Change in Unrealized Appreciation (Depreciation)	127,127	(208,829)
Net Increase (Decrease) in Net Assets Resulting from Operations	602,468	250,583
Distributions
ETF Shares	(165,530)	(165,813)
Admiral Shares	(28,753)	(30,160)
Total Distributions	(194,283)	(195,973)
Capital Share Transactions
ETF Shares	4,262	205,780
Admiral Shares	27,207	(48,597)
Net Increase (Decrease) from Capital Share Transactions	31,469	157,183
Total Increase (Decrease)	439,654	211,793
Net Assets
Beginning of Period	8,816,796	8,605,003
End of Period	9,256,450	8,816,796

See accompanying Notes, which are an integral part of the Financial Statements.
6

Consumer Staples Index Fund
Financial Highlights

ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$219.10	$217.66	$192.42	$188.63	$187.61
Investment Operations
Net Investment Income[1]	5.029	4.900	5.155	4.909	4.356
Net Realized and Unrealized Gain (Loss) on Investments	10.162	1.476	25.308	3.705	.907
Total from Investment Operations	15.191	6.376	30.463	8.614	5.263
Distributions
Dividends from Net Investment Income	(4.801)	(4.936)	(5.223)	(4.824)	(4.243)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.801)	(4.936)	(5.223)	(4.824)	(4.243)
Net Asset Value, End of Period	$229.49	$219.10	$217.66	$192.42	$188.63
Total Return	7.05%	2.99%	16.19%	4.65%	2.83%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,863	$7,510	$7,260	$6,940	$6,747
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.10%[2]	0.10%[2]	0.10%
Ratio of Net Investment Income to Average Net Assets	2.25%	2.25%	2.63%	2.57%	2.27%
Portfolio Turnover Rate[3]	11%	9%	9%	9%	5%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
7

Consumer Staples Index Fund
Financial Highlights

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$108.03	$107.32	$94.88	$93.01	$92.51
Investment Operations
Net Investment Income[1]	2.479	2.414	2.538	2.416	2.147
Net Realized and Unrealized Gain (Loss) on Investments	5.008	.729	12.478	1.831	.448
Total from Investment Operations	7.487	3.143	15.016	4.247	2.595
Distributions
Dividends from Net Investment Income	(2.367)	(2.433)	(2.576)	(2.377)	(2.095)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.367)	(2.433)	(2.576)	(2.377)	(2.095)
Net Asset Value, End of Period	$113.15	$108.03	$107.32	$94.88	$93.01
Total Return[2]	7.04%	2.99%	16.19%	4.65%	2.85%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,394	$1,307	$1,345	$1,224	$1,225
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.10%[3]	0.10%[3]	0.10%
Ratio of Net Investment Income to Average Net Assets	2.25%	2.25%	2.62%	2.56%	2.27%
Portfolio Turnover Rate[4]	11%	9%	9%	9%	5%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
8

Consumer Staples Index Fund
Notes to Financial Statements
Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.
The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays or receives a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximately equal to the notional amount of the swap in high-quality temporary cash investments, as well as holds cash and other short-term receivables.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2026, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the tax year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
9

Consumer Staples Index Fund
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at the higher of the effective federal funds rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2026, the fund did not utilize the credit facilities, but it did make one borrowing from Vanguard Total Bond Market Index II in the amount of $1,000,000 to test the operational readiness of the Interfund Lending Program process. The borrowing was outstanding for one business day at an annualized interest rate of 4.025%, and the related interest expense of less than $500 is recorded in the Statement of Operations. At August 31, 2026, the fund had no borrowings outstanding.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.
Vanguard provides investment advisory services to the fund through its wholly owned subsidiary Vanguard Portfolio Management, LLC.
C.
In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the
FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
From time to time, Vanguard and/or a fund's board of trustees may adjust a fund's fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the fund and its shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). The fund is not obligated to repay these amounts, and Vanguard is not obligated to continue or otherwise repeat these voluntary expense adjustments. Expense adjustments are generally calculated at, and returned to, each share class, as applicable.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2026, the fund had contributed to Vanguard capital in the amount of $200,000, representing less than 0.01% of the fund’s net assets and 0.08% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.
Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
10

Consumer Staples Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	9,238,461	—	—	9,238,461
Temporary Cash Investments	13,814	—	—	13,814
Total	9,252,275	—	—	9,252,275

Derivative Financial Instruments
Liabilities
Swap Contracts	—	(522)	—	(522)
E.
Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.

Permanent differences were reclassified between the following accounts:	Amount ($000)
Paid-in Capital	474,199
Total Distributable Earnings (Loss)	(474,199)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	27,710
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	1,210,964
Capital Loss Carryforwards	(826,680)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	411,994
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2026 Amount ($000)	2025 Amount ($000)
Ordinary Income*	194,283	195,973
Long-Term Capital Gains	—	—
Total	194,283	195,973

*	Includes short-term capital gains, if any.
As of August 31, 2026, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	8,041,312
Gross Unrealized Appreciation	1,875,291
Gross Unrealized Depreciation	(664,328)
Net Unrealized Appreciation (Depreciation)	1,210,963
F.
During the year ended August 31, 2026, the fund purchased $1,098,560,000 of investment securities and sold $991,845,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $1,182,580,000 and $1,210,201,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
11

Consumer Staples Index Fund
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2026, such purchases were $0 and sales were $568,000, resulting in net realized gain of $136,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.
Capital share transactions for each class of shares were:

	Year Ended August 31,
	2026		2025
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,218,633	5,430	1,342,567	6,129
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,214,371)	(5,445)	(1,136,787)	(5,205)
Net Increase (Decrease)—ETF Shares	4,262	(15)	205,780	924
Admiral Shares
Issued	401,374	3,615	346,084	3,222
Issued in Lieu of Cash Distributions	25,371	234	26,747	252
Redeemed	(399,538)	(3,625)	(421,428)	(3,915)
Net Increase (Decrease)—Admiral Shares	27,207	224	(48,597)	(441)
H.
Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.
Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
J.
Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
12

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Consumer Staples Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Consumer Staples Index Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the five years in the period ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 21, 2026
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
13

Tax information (unaudited)
For corporate shareholders, 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $191,378,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2025. Shareholders will be notified in January 2027 via IRS Form 1099 of the amounts for use in preparing their 2026 income tax return.
The fund hereby designates for the fiscal year $148,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Q54840 102026
14

Financial Statements
For the year ended August 31, 2026
Vanguard Energy Index Fund

Energy Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.6%)
Coal & Consumable Fuels (0.8%)
*	Uranium Energy Corp.	2,592,358	31,730
	Core Natural Resources Inc.	293,206	29,995
	Peabody Energy Corp.	711,738	21,132
*,1	Centrus Energy Corp. Class A	104,395	17,893
			100,750
Integrated Oil & Gas (37.3%)
	ExxonMobil Holdings Corp.	17,965,633	2,891,569
	Chevron Corp.	9,021,687	1,859,730
	Occidental Petroleum Corp.	3,242,250	195,119
			4,946,418
Oil & Gas Drilling (1.3%)
*	Transocean Ltd. (XNYS)	5,432,867	31,565
*	Valaris Ltd.	343,803	29,694
	Patterson-UTI Energy Inc.	2,198,939	27,795
	Helmerich & Payne Inc.	594,816	25,922
	Noble Corp. plc	527,705	24,185
*	Seadrill Ltd.	379,974	18,512
*	Nabors Industries Ltd. (XNYS)	106,303	9,954
			167,627
Oil & Gas Equipment & Services (10.8%)
	SLB Ltd.	7,415,988	445,701
	Baker Hughes Co.	4,819,732	306,294
	TechnipFMC plc	2,029,169	158,580
	Halliburton Co.	4,217,165	155,402
	NOV Inc.	1,991,360	42,396
	Weatherford International plc	384,808	37,623
	Kodiak Gas Services Inc.	556,438	32,702
*	Oceaneering International Inc.	603,945	31,260
	Archrock Inc.	925,309	29,166
	Cactus Inc. Class A	402,053	28,272
*	Tidewater Inc.	284,251	26,469
	Liberty Energy Inc.	931,503	18,360
	Select Water Solutions Inc.	860,046	16,771
	Solaris Energy Infrastructure Inc.	287,977	14,621
*	Expro Ltd.	738,511	13,382
*	Helix Energy Solutions Group Inc.	1,151,696	11,862
*	Innovex International Inc.	346,232	10,619
*,1	ProPetro Holding Corp.	845,983	9,610
	Bristow Group Inc.	188,249	8,545
*	TETRA Technologies Inc.	1,120,978	7,735
*	Atlas Energy Solutions Inc.	578,895	7,583
	RPC Inc.	1,120,872	7,319
*	Oil States International Inc.	705,526	6,223
	Core Laboratories Inc.	439,123	5,458
*	Forum Energy Technologies Inc.	7,473	613
*	National Energy Services Reunited Corp.	16,908	594
	WaterBridge Infrastructure LLC, Class A	14,088	448
	Natural Gas Services Group Inc.	9,994	352
	Flowco Holdings Inc. Class A	15,682	344
			1,434,304
Oil & Gas Exploration & Production (21.4%)
	ConocoPhillips	5,994,670	794,234
	EOG Resources Inc.	2,642,323	383,031
	Devon Energy Corp.	5,529,925	268,257
	Diamondback Energy Inc.	920,899	184,622
	EQT Corp.	3,042,730	164,855
	Expand Energy Corp.	1,186,176	116,435
	Ovintiv Inc. (XNYS)	1,447,866	95,052
1

Energy Index Fund
		Shares	Market Value• ($000)
	Texas Pacific Land Corp.	250,645	93,827
	Permian Resources Corp. Class A	3,642,054	84,823
	APA Corp.	1,855,209	80,052
*	Antero Resources Corp.	1,530,979	58,912
	Range Resources Corp.	1,250,579	51,674
	SM Energy Co.	1,257,057	46,737
	Chord Energy Corp.	314,440	46,257
	Viper Energy Inc. Class A	1,014,331	45,432
	Matador Resources Co.	653,341	37,900
	Magnolia Oil & Gas Corp. Class A	1,284,322	34,484
*	CNX Resources Corp.	782,368	28,463
	Murphy Oil Corp.	778,885	28,367
	Crescent Energy Co. Class A	1,674,120	22,919
	California Resources Corp.	414,213	21,966
*	Gulfport Energy Corp.	96,330	17,286
*	Talos Energy Inc.	933,177	16,107
	Northern Oil & Gas Inc.	603,948	15,709
*	Kosmos Energy Ltd.	5,098,942	14,583
	Kimbell Royalty Partners LP	714,945	10,688
*	Comstock Resources Inc.	640,689	9,245
	VAALCO Energy Inc.	1,328,932	7,894
	Riley Exploration Permian Inc.	197,423	7,705
	W&T Offshore Inc.	1,886,511	6,999
*,1	Sable Offshore Corp.	1,353,270	6,536
	Vitesse Energy Inc.	325,603	5,695
	SandRidge Energy Inc.	395,868	5,590
	Granite Ridge Resources Inc.	1,073,854	5,402
*	BKV Corp.	215,431	5,205
*	Ring Energy Inc.	3,376,145	4,963
[1]	HighPeak Energy Inc.	431,162	3,531
	Diversified Energy Co.	25,809	384
			2,831,821
Oil & Gas Refining & Marketing (13.7%)
	Marathon Petroleum Corp.	1,442,556	538,535
	Valero Energy Corp.	1,467,680	526,780
	Phillips 66	1,970,787	485,956
	HF Sinclair Corp.	815,687	82,882
	PBF Energy Inc. Class A	536,846	39,184
	Delek US Holdings Inc.	388,487	28,880
*	Par Pacific Holdings Inc.	321,948	25,730
*	Calumet Inc.	469,924	23,369
	World Kinect Corp.	412,688	14,753
	CVR Energy Inc.	322,070	13,482
*	REX American Resources Corp.	265,840	10,921
*	Green Plains Inc.	624,752	9,028
*	Gevo Inc.	3,311,864	5,498
*	Clean Energy Fuels Corp.	2,337,060	3,716
	Sunococorp LLC	5,970	464
			1,809,178
Oil & Gas Storage & Transportation (14.3%)
	Williams Cos. Inc.	5,937,662	445,621
	Targa Resources Corp.	1,042,944	306,260
	Kinder Morgan Inc.	9,429,155	303,996
	Cheniere Energy Inc.	1,020,520	297,675
	ONEOK Inc.	3,077,531	295,474
	DT Midstream Inc.	519,971	68,127
	Antero Midstream Corp.	1,903,257	42,671
*	Plains GP Holdings LP Class A	1,137,175	32,091
	Hess Midstream LP Class A	701,239	28,197
	International Seaways Inc.	262,957	25,938
	Kinetik Holdings Inc.	320,083	17,550
	Dorian LPG Ltd.	313,243	15,675
*	NextDecade Corp.	1,356,584	10,229
	Excelerate Energy Inc. Class A	219,004	8,677
*,1	New Fortress Energy Inc.	2,464,251	715
			1,898,896
Total Common Stocks (Cost $9,205,697)			13,188,994
2

Energy Index Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[2,3]	Vanguard Market Liquidity Fund, 3.731% (Cost $15,409)	154,109	15,410
Total Investments (99.7%) (Cost $9,221,106)			13,204,404
Other Assets and Liabilities—Net (0.3%)			38,671
Net Assets (100.0%)			13,243,075
Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $10,622.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $12,667 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Noble Corp. plc	8/31/2027	BANA	8,117	(3.630)	—	(10)
Occidental Petroleum Corp.	8/31/2027	BANA	23,598	(3.630)	701	—
Texas Pacific Land Corp.	8/31/2027	BANA	15,284	(3.630)	54	—
					755	(10)

1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/(paid) monthly.
BANA—Bank of America, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.
3

Energy Index Fund
Statement of Assets and Liabilities
As of August 31, 2026

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $9,205,697)	13,188,994
Affiliated Issuers (Cost $15,409)	15,410
Total Investments in Securities	13,204,404
Investment in Vanguard	266
Cash	1
Receivables for Investment Securities Sold	53,032
Receivables for Accrued Income	46,793
Receivables for Capital Shares Issued	5,045
Unrealized Appreciation—Over-the-Counter Swap Contracts	755
Total Assets	13,310,296
Liabilities
Payables for Investment Securities Purchased	51,718
Collateral for Securities on Loan	12,667
Payables for Capital Shares Redeemed	2,311
Payables to Vanguard	515
Unrealized Depreciation—Over-the-Counter Swap Contracts	10
Total Liabilities	67,221
Net Assets	13,243,075
1 Includes $10,622 of securities on loan.
At August 31, 2026, net assets consisted of:

Paid-in Capital	11,018,167
Total Distributable Earnings (Loss)	2,224,908
Net Assets	13,243,075

ETF Shares—Net Assets
Applicable to 60,355,681 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	10,870,638
Net Asset Value Per Share—ETF Shares	$180.11

Admiral™ Shares—Net Assets
Applicable to 26,367,495 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,372,437
Net Asset Value Per Share—Admiral Shares	$89.98

See accompanying Notes, which are an integral part of the Financial Statements.
4

Energy Index Fund
Statement of Operations

Year Ended August 31, 2026
($000)
Investment Income
Income
Dividends	302,755
Interest[1]	1,942
Securities Lending—Net	1,311
Total Income	306,008
Expenses
The Vanguard Group—Note C
Investment Advisory Services	102
Management and Administrative—ETF Shares[2]	7,123
Management and Administrative—Admiral Shares[2]	1,601
Marketing and Distribution—ETF Shares	295
Marketing and Distribution—Admiral Shares	96
Custodian Fees	8
Auditing Fees	35
Accounting Fees[2]	44
Shareholders’ Reports—ETF Shares[2]	258
Shareholders’ Reports—Admiral Shares[2]	11
Trustees’ Fees and Expenses	6
Other Expenses	21
Total Expenses	9,600
Net Investment Income	296,408
Realized Net Gain (Loss)
Investment Securities Sold[1,3]	639,486
Swap Contracts	22,097
Realized Net Gain (Loss)	661,583
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	3,113,042
Swap Contracts	745
Change in Unrealized Appreciation (Depreciation)	3,113,787
Net Increase (Decrease) in Net Assets Resulting from Operations	4,071,778

1
Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,927, ($2), and less than $1, respectively. Purchases and sales are for temporary cash investment purposes.

2	Certain amounts previously included in Management and Administrative and Shareholders' Reports expenses are now presented as Accounting Fees.
3	Includes $735,198 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
5

Energy Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2026 ($000)	2025 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	296,408	286,046
Realized Net Gain (Loss)	661,583	425,650
Change in Unrealized Appreciation (Depreciation)	3,113,787	(528,841)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,071,778	182,855
Distributions
ETF Shares	(237,289)	(239,827)
Admiral Shares	(52,762)	(53,556)
Total Distributions	(290,051)	(293,383)
Capital Share Transactions
ETF Shares	426,898	(873,885)
Admiral Shares	30,480	(90,993)
Net Increase (Decrease) from Capital Share Transactions	457,378	(964,878)
Total Increase (Decrease)	4,239,105	(1,075,406)
Net Assets
Beginning of Period	9,003,970	10,079,376
End of Period	13,243,075	9,003,970

See accompanying Notes, which are an integral part of the Financial Statements.
6

Energy Index Fund
Financial Highlights

ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$126.88	$127.39	$124.62	$113.45	$67.99
Investment Operations
Net Investment Income[1]	4.117	3.838	3.930	4.205	3.625
Net Realized and Unrealized Gain (Loss) on Investments	53.142	(.448)	2.670	11.554	45.526
Total from Investment Operations	57.259	3.390	6.600	15.759	49.151
Distributions
Dividends from Net Investment Income	(4.029)	(3.900)	(3.830)	(4.589)	(3.691)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.029)	(3.900)	(3.830)	(4.589)	(3.691)
Net Asset Value, End of Period	$180.11	$126.88	$127.39	$124.62	$113.45
Total Return	46.05%	2.82%	5.37%	14.51%	74.07%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,871	$7,355	$8,331	$8,440	$7,862
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.10%[2]	0.10%[2]	0.10%
Ratio of Net Investment Income to Average Net Assets	2.77%	3.12%	3.16%	3.58%	3.80%
Portfolio Turnover Rate[3]	8%	11%	8%	9%	6%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
7

Energy Index Fund
Financial Highlights

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$63.38	$63.64	$62.25	$56.67	$33.97
Investment Operations
Net Investment Income[1]	2.058	1.926	1.956	2.095	1.829
Net Realized and Unrealized Gain (Loss) on Investments	26.555	(.237)	1.347	5.777	22.715
Total from Investment Operations	28.613	1.689	3.303	7.872	24.544
Distributions
Dividends from Net Investment Income	(2.013)	(1.949)	(1.913)	(2.292)	(1.844)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.013)	(1.949)	(1.913)	(2.292)	(1.844)
Net Asset Value, End of Period	$89.98	$63.38	$63.64	$62.25	$56.67
Total Return[2]	46.07%	2.81%	5.39%	14.58%	73.97%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,372	$1,649	$1,749	$1,900	$1,944
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.10%[3]	0.10%[3]	0.10%
Ratio of Net Investment Income to Average Net Assets	2.78%	3.13%	3.15%	3.57%	3.83%
Portfolio Turnover Rate[4]	8%	11%	8%	9%	6%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
8

Energy Index Fund
Notes to Financial Statements
Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.
The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays or receives a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximately equal to the notional amount of the swap in high-quality temporary cash investments, as well as holds cash and other short-term receivables.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2026, the fund’s average amounts of investments in total return swaps represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the tax year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may
9

Energy Index Fund
be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at the higher of the effective federal funds rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2026, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.
Vanguard provides investment advisory services to the fund through its wholly owned subsidiary Vanguard Portfolio Management, LLC.
C.
In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the
FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
From time to time, Vanguard and/or a fund's board of trustees may adjust a fund's fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the fund and its shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). The fund is not obligated to repay these amounts, and Vanguard is not obligated to continue or otherwise repeat these voluntary expense adjustments. Expense adjustments are generally calculated at, and returned to, each share class, as applicable.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2026, the fund had contributed to Vanguard capital in the amount of $266,000, representing less than 0.01% of the fund’s net assets and 0.11% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.
Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	13,188,994	—	—	13,188,994
Temporary Cash Investments	15,410	—	—	15,410
Total	13,204,404	—	—	13,204,404

Derivative Financial Instruments
Assets
Swap Contracts	—	755	—	755
Liabilities
Swap Contracts	—	(10)	—	(10)
10

Energy Index Fund
E.
Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.

Permanent differences were reclassified between the following accounts:	Amount ($000)
Paid-in Capital	757,929
Total Distributable Earnings (Loss)	(757,929)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	66,392
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	3,930,886
Capital Loss Carryforwards	(1,772,370)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	2,224,908
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2026 Amount ($000)	2025 Amount ($000)
Ordinary Income*	290,051	293,383
Long-Term Capital Gains	—	—
Total	290,051	293,383

*	Includes short-term capital gains, if any.
As of August 31, 2026, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	9,273,518
Gross Unrealized Appreciation	4,091,761
Gross Unrealized Depreciation	(160,875)
Net Unrealized Appreciation (Depreciation)	3,930,886
F.
During the year ended August 31, 2026, the fund purchased $1,014,526,000 of investment securities and sold $854,897,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $2,152,747,000 and $1,816,774,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2026, such purchases were $1,625,000 and sales were $8,751,000, resulting in net realized loss of $2,705,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
11

Energy Index Fund
G.
Capital share transactions for each class of shares were:

	Year Ended August 31,
	2026		2025
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	2,249,747	14,587	1,033,381	8,398
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,822,849)	(12,200)	(1,907,266)	(15,825)
Net Increase (Decrease)—ETF Shares	426,898	2,387	(873,885)	(7,427)
Admiral Shares
Issued	746,397	9,618	473,933	7,642
Issued in Lieu of Cash Distributions	47,198	668	48,127	789
Redeemed	(763,115)	(9,931)	(613,053)	(9,896)
Net Increase (Decrease)—Admiral Shares	30,480	355	(90,993)	(1,465)
H.
Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.
Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
J.
Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
12

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Energy Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Energy Index Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the five years in the period ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 21, 2026
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
13

Tax information (unaudited)
For corporate shareholders, 98.5%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $278,969,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2025. Shareholders will be notified in January 2027 via IRS Form 1099 of the amounts for use in preparing their 2026 income tax return.
The fund hereby designates for the fiscal year $1,000,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Q58400 102026
14

Financial Statements
For the year ended August 31, 2026
Vanguard Financials Index Fund

Financials Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.0%)
Banks (30.1%)
	JPMorgan Chase & Co. (XNYS)	4,328,023	1,540,863
	Bank of America Corp. (XNYS)	10,569,361	654,666
	Wells Fargo & Co.	4,931,029	425,992
	Citigroup Inc. (XNYS)	2,777,271	365,544
	US Bancorp	2,537,008	156,229
	PNC Financial Services Group Inc.	649,710	155,690
	Truist Financial Corp.	1,989,833	98,656
	Fifth Third Bancorp	1,476,198	79,375
	M&T Bank Corp.	236,145	55,244
	Huntington Bancshares Inc.	3,298,991	55,044
	Citizens Financial Group Inc.	688,279	47,402
	Regions Financial Corp.	1,391,326	41,573
	KeyCorp	1,496,966	32,349
	East West Bancorp Inc.	222,885	28,275
	First Citizens BancShares Inc. Class A	12,064	26,111
	Pinnacle Financial Partners Inc.	246,170	24,610
	First Horizon Corp.	773,534	18,812
	Popular Inc.	105,253	17,703
	Southstate Bank Corp.	158,801	16,657
	UMB Financial Corp.	117,130	16,589
	Wintrust Financial Corp.	110,063	16,549
	Zions Bancorp NA	239,512	15,973
	Cullen / Frost Bankers Inc.	96,875	15,584
	Old National Bancorp	552,375	14,130
	Columbia Banking System Inc.	469,625	13,920
	Prosperity Bancshares Inc.	185,856	13,300
	Western Alliance Bancorp	169,067	13,209
	Commerce Bancshares Inc.	220,043	12,699
	United Bankshares Inc.	226,172	10,659
	FNB Corp.	584,070	10,648
	Valley National Bancorp	763,063	10,408
	Hancock Whitney Corp.	132,092	9,840
	Glacier Bancorp Inc.	210,717	9,758
	Atlantic Union Bankshares Corp.	231,689	9,344
	Home BancShares Inc.	310,844	9,157
	Ameris Bancorp	104,429	8,798
	Bank OZK	169,793	8,333
	Associated Banc-Corp.	267,054	8,175
*	Axos Financial Inc.	84,125	8,142
	Eastern Bankshares Inc.	340,845	7,485
	ServisFirst Bancshares Inc.	168,204	7,240
	Fulton Financial Corp.	303,766	7,126
	First BanCorp (XNYS)	252,184	7,031
	Texas Capital Bancshares Inc.	71,635	6,961
	First Financial Bankshares Inc.	208,737	6,936
	United Community Banks Inc.	193,867	6,754
	Flagstar Bank NA	505,274	6,725
	WSFS Financial Corp.	84,569	6,550
	Independent Bank Corp. (XNGS)	78,659	6,386
	Cathay General Bancorp	102,988	6,304
	CVB Financial Corp.	282,279	6,258
	Renasant Corp.	152,469	6,238
	WesBanco Inc.	155,546	6,223
	International Bancshares Corp.	88,127	6,183
	First Financial Bancorp	169,488	5,530
	Towne Bank	147,241	5,454
	BankUnited Inc.	119,285	5,439
	Nicolet Bankshares Inc.	31,974	5,414
	Seacoast Banking Corp. of Florida	158,507	5,382
	Community Financial System Inc.	85,119	5,341
1

Financials Index Fund
		Shares	Market Value• ($000)
	Simmons First National Corp. Class A	234,928	5,305
	Park National Corp.	26,358	5,147
	First Hawaiian Inc.	198,937	5,095
	First Interstate BancSystem Inc. Class A	134,096	4,936
	Bank of Hawaii Corp.	64,357	4,887
	Columbia Financial Inc.	416,655	4,842
	Provident Financial Services Inc.	201,055	4,705
	Banc of California Inc.	236,456	4,403
	WaFd Inc.	122,743	4,389
	BOK Financial Corp.	31,954	4,348
	Trustmark Corp.	92,874	4,265
	First Bancorp / Southern Pines NC	67,040	4,252
	First Merchants Corp.	102,511	4,251
	Beacon Financial Corp.	136,002	4,223
*	Bancorp Inc.	64,900	4,219
	NBT Bancorp Inc.	82,029	4,218
*	Customers Bancorp Inc.	52,609	4,113
	First Busey Corp.	133,905	4,031
	FB Financial Corp.	68,846	3,921
	Banner Corp.	54,833	3,846
	Enterprise Financial Services Corp.	59,615	3,769
	BancFirst Corp.	33,996	3,713
	OFG Bancorp	68,820	3,582
	Stock Yards Bancorp Inc.	44,165	3,498
	Northwest Bancshares Inc.	224,700	3,436
	First Commonwealth Financial Corp.	165,496	3,426
	City Holding Co.	23,208	3,318
	S&T Bancorp Inc.	59,370	2,938
	German American Bancorp Inc.	59,290	2,924
	National Bank Holdings Corp. Class A	70,482	2,910
	Pathward Financial Inc.	35,279	2,874
	Hope Bancorp Inc.	197,370	2,722
	QCR Holdings Inc.	26,445	2,630
*	Triumph Financial Inc.	36,609	2,608
	Dime Community Bancshares Inc.	64,091	2,589
	TriCo Bancshares	48,154	2,570
	OceanFirst Financial Corp.	132,227	2,491
	Hilltop Holdings Inc.	65,082	2,476
	Origin Bancorp Inc.	45,145	2,399
	Bank First Corp.	15,843	2,387
	Lakeland Financial Corp.	40,092	2,369
	1st Source Corp.	27,489	2,354
	ConnectOne Bancorp Inc.	73,422	2,308
	Live Oak Bancshares Inc.	58,013	2,285
	Peoples Bancorp Inc.	56,644	2,230
	Community Trust Bancorp Inc.	28,619	2,179
	Westamerica BanCorp	36,343	2,110
	Old Second Bancorp Inc.	81,055	2,033
	Byline Bancorp Inc.	53,564	2,031
	Tompkins Financial Corp.	19,865	1,929
	Burke & Herbert Financial Services Corp.	26,916	1,919
	Heritage Financial Corp.	66,718	1,906
	Univest Financial Corp.	45,491	1,889
	First Mid Bancshares Inc.	37,763	1,879
	Preferred Bank	18,186	1,863
*	Firstsun Capital Bancorp	42,938	1,718
	Horizon Bancorp Inc.	82,885	1,610
	Metropolitan Bank Holding Corp.	17,522	1,591
	Mercantile Bank Corp.	26,608	1,590
	Business First Bancshares Inc.	50,277	1,560
	CNB Financial Corp.	45,577	1,541
	TrustCo Bank Corp. NY	26,958	1,529
	Capitol Federal Financial Inc.	177,098	1,525
	Camden National Corp.	26,819	1,515
	Amerant Bancorp Inc.	52,735	1,514
	Hanmi Financial Corp.	48,493	1,503
	Northeast Bank	11,675	1,473
	Farmers National Banc Corp.	93,179	1,455
	Southside Bancshares Inc.	45,592	1,439
	First Financial Corp.	18,325	1,434
2

Financials Index Fund
		Shares	Market Value• ($000)
	Amalgamated Financial Corp.	29,040	1,396
	NB Bancorp Inc.	62,345	1,392
	Central Pacific Financial Corp.	37,307	1,389
	Five Star Bancorp	30,188	1,383
	Esquire Financial Holdings Inc.	12,223	1,366
	First Community Bankshares Inc.	27,786	1,347
	Equity Bancshares Inc. Class A	27,213	1,343
	Eagle Bancorp Inc.	48,152	1,314
	SmartFinancial Inc.	24,956	1,262
	Orrstown Financial Services Inc.	30,195	1,259
	Mid Penn Bancorp Inc.	33,768	1,230
	Washington Trust Bancorp Inc.	30,716	1,202
	Independent Bank Corp.	31,665	1,155
	HomeTrust Bancshares Inc.	24,627	1,144
	Southern Missouri Bancorp Inc.	15,328	1,128
	Financial Institutions Inc.	27,725	1,123
	Capital City Bank Group Inc.	22,236	1,122
	Shore Bancshares Inc.	48,676	1,118
	Bar Harbor Bankshares	28,175	1,105
	South Plains Financial Inc.	24,882	1,085
	Peapack-Gladstone Financial Corp.	24,220	1,081
	Carter Bankshares Inc.	34,100	1,065
	Peoples Financial Services Corp.	14,944	1,026
	Community West Bancshares	39,531	1,025
*	Coastal Financial Corp.	20,926	986
	Arrow Financial Corp.	26,060	984
	Great Southern Bancorp Inc.	11,991	939
	Midland States Bancorp Inc.	28,599	938
	Kearny Financial Corp.	94,503	933
	Northrim BanCorp Inc.	34,840	891
	Civista Bancshares Inc.	32,743	883
*	Southern First Bancshares Inc.	14,174	870
	Home Bancorp Inc.	11,446	784
	Hingham Institution for Savings	2,652	765
	Sierra Bancorp	18,739	742
*	Bridgewater Bancshares Inc.	33,948	715
	Citizens & Northern Corp.	27,827	705
	Colony Bankcorp Inc.	32,859	695
	RBB Bancorp	26,388	685
	Unity Bancorp Inc.	11,758	682
	Bank of Marin Bancorp	24,798	659
			4,454,823
Capital Markets (25.6%)
	Goldman Sachs Group Inc. (XNYS)	448,669	460,289
	Morgan Stanley	1,919,714	409,513
	Charles Schwab Corp.	2,689,872	295,402
	Blackrock Inc.	239,732	277,037
	S&P Global Inc.	493,559	215,113
	Bank of New York Mellon Corp.	1,104,732	178,171
	Blackstone Inc.	1,209,520	173,252
	CME Group Inc.	589,955	168,432
	Intercontinental Exchange Inc.	920,614	147,943
*	Robinhood Markets Inc. Class A	1,223,841	128,271
	Moody's Corp.	241,720	121,982
	KKR & Co. Inc.	1,023,275	112,274
	State Street Corp.	450,596	86,235
	Ameriprise Financial Inc.	146,351	80,948
	Nasdaq Inc.	736,423	72,619
	Interactive Brokers Group Inc. Class A	689,170	67,049
	MSCI Inc.	115,686	66,015
*	Coinbase Global Inc. Class A	344,068	64,726
	Northern Trust Corp.	286,293	53,125
	Cboe Global Markets Inc.	170,399	51,154
	Ares Management Corp. Class A	343,468	49,174
	LPL Financial Holdings Inc.	130,269	48,217
	Raymond James Financial Inc.	270,538	48,202
	T Rowe Price Group Inc.	348,950	38,831
	Carlyle Group Inc.	424,056	20,520
	Tradeweb Markets Inc. Class A	189,269	20,384
3

Financials Index Fund
		Shares	Market Value• ($000)
	Stifel Financial Corp.	244,413	19,744
	Invesco Ltd.	575,655	18,870
	FactSet Research Systems Inc.	57,916	18,160
	SEI Investments Co.	161,519	17,925
	Evercore Inc. Class A	59,862	17,146
	Franklin Templeton Inc.	463,809	15,839
	Affiliated Managers Group Inc.	41,040	15,110
	Jefferies Financial Group Inc.	236,791	12,465
	Blue Owl Capital Inc.	1,011,603	12,382
	TPG Inc.	226,816	12,275
*	StoneX Group Inc.	174,348	11,939
	Houlihan Lokey Inc.	88,178	11,753
	MarketAxess Holdings Inc.	56,446	9,180
	Virtu Financial Inc. Class A	135,454	8,891
	Piper Sandler Cos.	112,552	8,448
	Moelis & Co. Class A	121,263	8,254
	Victory Capital Holdings Inc. Class A	68,819	8,121
*	Galaxy Digital Inc. Class A	310,862	7,647
	Federated Hermes Inc.	116,656	7,425
	Hamilton Lane Inc. Class A	67,604	7,357
	BGC Group Inc. Class A	603,151	7,244
	Morningstar Inc.	32,748	7,170
	PJT Partners Inc. Class A	38,909	7,019
	Lazard Inc.	160,703	6,947
	StepStone Group Inc. Class A	116,896	6,109
	WisdomTree Inc.	218,542	5,258
	Artisan Partners Asset Management Inc. Class A	111,267	4,737
*	Miami International Holdings Inc.	110,351	4,731
	DigitalBridge Group Inc.	287,969	4,582
	Acadian Asset Management Inc.	48,092	4,530
	Cohen & Steers Inc.	45,749	3,691
	Perella Weinberg Partners	108,768	1,809
*	Donnelley Financial Solutions Inc.	37,355	1,804
	Virtus Investment Partners Inc.	10,355	1,714
	GCM Grosvenor Inc. Class A	83,908	1,157
	Oppenheimer Holdings Inc. Class A	9,495	1,128
	Ridgepost Capital Inc. Class A	94,808	815
*	Wealthfront Corp.	82,510	760
*	SHARPLINK Inc.	45,954	397
*	BRC Group Holdings Inc.	35,123	243
			3,775,654
Consumer Finance (4.6%)
	American Express Co.	861,198	284,342
	Capital One Financial Corp.	953,193	204,469
	Synchrony Financial	548,798	42,301
*	SoFi Technologies Inc.	2,090,035	37,370
	Ally Financial Inc.	448,833	18,945
	FirstCash Holdings Inc.	64,128	13,753
	OneMain Holdings Inc.	187,432	11,707
*	Enova International Inc.	38,390	8,704
	SLM Corp.	293,141	7,613
	Bread Financial Holdings Inc.	65,717	6,865
*	Figure Technology Solutions Inc. Class A	186,040	6,826
*	Dave Inc.	16,747	6,021
*	Credit Acceptance Corp.	8,454	5,070
*	Upstart Holdings Inc.	134,471	3,857
*	Encore Capital Group Inc.	32,940	3,195
*	Happen Inc.	181,724	3,195
*	EZCorp. Inc. Class A	90,289	2,918
	Nelnet Inc. Class A	21,471	2,690
	PROG Holdings Inc.	63,184	2,409
*	PRA Group Inc.	60,560	1,140
*	Green Dot Corp. Class A	81,231	1,079
	Navient Corp.	102,913	979
*	Atlanticus Holdings Corp.	8,420	762
	Jefferson Capital Inc.	33,438	696
*	World Acceptance Corp.	3,411	627
*	NerdWallet Inc. Class A	51,441	508
*	LendingTree Inc.	17,934	503
4

Financials Index Fund
		Shares	Market Value• ($000)
	Regional Management Corp.	12,334	396
			678,940
Financial Services (21.8%)
*	Berkshire Hathaway Inc. Class B	2,296,269	1,157,388
	Mastercard Inc. Class A	1,320,854	778,393
	Visa Inc. Class A (XNYS)	1,692,254	641,990
	Apollo Global Management Inc.	680,582	92,954
*	Block Inc. (XNYS)	836,599	68,618
*	Fiserv Inc.	868,832	46,317
	PayPal Holdings Inc. (XNGS)	824,269	43,410
*	Corpay Inc.	101,138	40,890
	Global Payments Inc. (XNYS)	378,901	34,499
	Fidelity National Information Services Inc.	841,898	34,324
*	Affirm Holdings Inc.	455,447	33,908
*	Toast Inc. Class A	798,272	27,213
	Equitable Holdings Inc.	444,801	22,298
*	Rocket Cos. Inc. Class A	1,477,566	19,814
	Jack Henry & Associates Inc.	115,774	19,440
	Voya Financial Inc.	147,901	14,985
	Jackson Financial Inc. Class A	102,618	13,692
	Corebridge Financial Inc.	418,128	13,606
	MGIC Investment Corp.	343,536	10,529
*	WEX Inc.	53,315	10,161
	Essent Group Ltd.	142,503	9,628
	HA Sustainable Infrastructure Capital Inc.	207,039	8,188
	Radian Group Inc.	216,579	7,767
*	Remitly Global Inc.	289,988	7,754
*	Chime Financial Inc. Class A	213,304	7,063
*	NCR Atleos Corp.	119,251	5,476
*	NMI Holdings Inc.	123,342	5,470
*	Euronet Worldwide Inc.	58,467	4,064
	Western Union Co.	508,251	3,639
	PennyMac Financial Services Inc.	48,527	3,548
*,1	Shift4 Payments Inc. Class A	82,262	3,478
*	Flywire Corp.	176,917	3,342
	Federal Agricultural Mortgage Corp. Class C	15,091	3,319
*	Sezzle Inc.	27,369	3,299
*	Paymentus Holdings Inc. Class A	91,557	3,259
*	Payoneer Global Inc.	418,902	2,978
	EVERTEC Inc.	99,775	2,956
*	Marqeta Inc. Class A	147,950	2,429
	Walker & Dunlop Inc.	54,276	2,200
	Merchants Bancorp	33,430	1,760
	Burford Capital Ltd.	309,319	1,284
	Alerus Financial Corp.	36,911	1,214
*	Compass Diversified Holdings	100,770	1,165
	Cass Information Systems Inc.	18,830	1,057
	Cannae Holdings Inc.	58,203	908
	UWM Holdings Corp.	503,218	730
*	International Money Express Inc.	43,669	632
*	Repay Holdings Corp.	106,271	382
*	Velocity Financial Inc.	19,030	342
*	Acacia Research Corp.	55,634	247
*,1	Better Home & Finance Holding Co.	14,251	197
*	loanDepot Inc. Class A	189,511	179
			3,224,383
Insurance (14.2%)
	Progressive Corp.	951,414	207,484
	Chubb Ltd.	568,324	192,435
	Marsh & McLennan Cos. Inc.	784,475	148,893
	Travelers Cos. Inc.	339,661	124,292
	Arthur J Gallagher & Co.	418,261	109,647
	Allstate Corp.	419,157	108,059
	Aon plc Class A (XNYS)	330,358	106,217
	Aflac Inc.	745,978	86,422
	MetLife Inc.	890,769	84,775
	Prudential Financial Inc.	565,198	66,467
	American International Group Inc.	855,596	65,333
	Hartford Insurance Group Inc.	446,479	61,337
5

Financials Index Fund
		Shares	Market Value• ($000)
*	Arch Capital Group Ltd.	554,598	54,390
	Willis Towers Watson plc	153,800	52,069
	Cincinnati Financial Corp.	252,133	42,837
	Principal Financial Group Inc.	351,145	38,682
*	Markel Group Inc.	20,391	36,763
	Brown & Brown Inc.	469,508	33,884
	Loews Corp.	276,479	29,940
	Reinsurance Group of America Inc.	106,799	26,277
	Everest Group Ltd.	64,383	24,121
	W R Berkley Corp.	348,722	23,560
	RenaissanceRe Holdings Ltd.	69,412	22,742
	Assurant Inc.	80,499	22,690
	Globe Life Inc.	126,212	21,793
	Unum Group	233,781	21,793
	Fidelity National Financial Inc.	405,746	18,847
	American Financial Group Inc.	107,901	15,381
	Old Republic International Corp.	368,349	15,371
	Primerica Inc.	50,855	14,629
	Kinsale Capital Group Inc.	35,590	13,307
	Hanover Insurance Group Inc.	56,960	12,879
	Lincoln National Corp.	280,706	11,955
	Axis Capital Holdings Ltd.	119,972	11,851
*	Oscar Health Inc. Class A	389,826	11,679
	First American Financial Corp.	157,364	11,632
	Erie Indemnity Co. Class A	41,127	10,510
	Selective Insurance Group Inc.	96,960	8,852
	RLI Corp.	137,701	8,740
	White Mountains Insurance Group Ltd.	3,960	8,324
	CNO Financial Group Inc.	148,027	8,110
	Ryan Specialty Holdings Inc.	178,516	7,530
*	Genworth Financial Inc.	626,597	6,228
*	Lemonade Inc.	112,678	5,885
	Palomar Holdings Inc.	43,269	5,736
	Assured Guaranty Ltd.	69,035	5,157
*	Brighthouse Financial Inc.	92,609	4,910
	Mercury General Corp.	44,843	4,572
*	SiriusPoint Ltd.	170,626	4,128
*	Baldwin Insurance Group Inc.	125,585	3,874
	HCI Group Inc.	18,905	3,511
*	Skyward Specialty Insurance Group Inc.	59,624	3,423
	Stewart Information Services Corp.	49,384	3,390
	Horace Mann Educators Corp.	65,494	3,333
	Kemper Corp.	95,150	2,681
	Hamilton Insurance Group Ltd. Class B	75,697	2,662
	Slide Insurance Holdings Inc.	112,415	2,614
	Safety Insurance Group Inc.	23,705	2,459
*	Porch Group Inc.	138,953	2,361
*	Goosehead Insurance Inc. Class A	34,228	2,350
*	Neptune Insurance Holdings Inc. Class A	61,244	2,040
	United Fire Group Inc.	35,286	1,901
*	Accelerant Holdings Class A	94,470	1,864
	Universal Insurance Holdings Inc.	40,699	1,749
*	Trupanion Inc.	56,426	1,645
	F&G Annuities & Life Inc.	60,298	1,435
	Employers Holdings Inc.	27,769	1,363
*	Heritage Insurance Holdings Inc.	39,790	1,338
*	Root Inc. Class A	17,737	984
*	Bowhead Specialty Holdings Inc.	27,926	936
*	Hippo Holdings Inc.	28,442	935
	AMERISAFE Inc.	30,381	791
	Tiptree Inc.	36,561	677
	Investors Title Co.	2,169	639
*	Greenlight Capital Re Ltd. Class A	41,476	629
	Donegal Group Inc. Class A	28,175	539
	Abacus Global Management Inc.	54,369	522
*	Ategrity Specialty Holdings LLC	17,818	468
	American Coastal Insurance Corp. Class C	38,945	369
*	Octave Specialty Group Inc.	68,863	300
	James River Group Holdings Inc.	58,158	233
6

Financials Index Fund
		Shares	Market Value• ($000)
*	Selectquote Inc.	237,983	133
			2,093,263
Mortgage Real Estate Investment Trusts (REITs) (0.7%)
	Annaly Capital Management Inc.	1,194,179	27,371
[1]	AGNC Investment Corp.	1,870,484	20,070
	Rithm Capital Corp.	915,160	9,179
	Starwood Property Trust Inc.	570,381	8,955
	Dynex Capital Inc.	353,497	4,557
	Blackstone Mortgage Trust Inc. Class A	259,665	3,609
	ARMOUR Residential REIT Inc.	198,624	3,222
	Ellington Financial Inc.	196,733	2,632
[1]	Orchid Island Capital Inc.	325,446	2,145
	Ladder Capital Corp.	185,188	1,815
[1]	Arbor Realty Trust Inc.	310,009	1,553
	Chimera Investment Corp.	131,796	1,510
	MFA Financial Inc.	165,798	1,462
	Adamas Trust Inc.	139,263	1,356
	PennyMac Mortgage Investment Trust	140,671	1,311
	Apollo Commercial Real Estate Finance Inc.	186,295	1,287
[1]	Invesco Mortgage Capital Inc. REIT	171,523	1,254
	Franklin BSP Realty Trust Inc. REIT	127,384	1,066
	Redwood Trust Inc.	202,390	935
	Brightspire Capital Inc.	195,114	927
	TPG RE Finance Trust Inc.	114,525	885
	KKR Real Estate Finance Trust Inc.	86,192	657
	Ready Capital Corp.	231,430	410
	Ares Commercial Real Estate Corp.	84,128	385
*	Claros Mortgage Trust Inc.	170,739	272
			98,825
Total Common Stocks (Cost $9,936,106)			14,325,888
Temporary Cash Investments (2.9%)
Money Market Fund (2.9%)
[2,3]	Vanguard Market Liquidity Fund, 3.731% (Cost $431,004)	4,310,596	431,016
Total Investments (99.9%) (Cost $10,367,110)			14,756,904
Other Assets and Liabilities—Net (0.1%)			15,059
Net Assets (100.0%)			14,771,963
Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $7,525.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $8,276 was received for securities on loan.

REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
American International Group Inc.	2/1/2027	CITNA	604	(4.280)	4	—
Goldman Sachs Group Inc.	2/1/2027	CITNA	6,952	(4.380)	157	—
Goldman Sachs Group Inc.	8/31/2027	BANA	26,199	(4.444)	—	(836)
PayPal Holdings Inc.	2/1/2027	CITNA	303	(3.980)	—	(47)
PayPal Holdings Inc.	8/31/2027	BANA	33,343	(4.380)	—	(5,167)
7

Financials Index Fund
Over-the-Counter Total Return Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Raymond James Financial Inc.	2/1/2027	CITNA	2,580	(4.130)	84	—
Visa Inc. Class A	2/1/2027	CITNA	369,387	(3.630)	14,043	—
					14,288	(6,050)

1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/(paid) monthly.
BANA—Bank of America, N.A.
CITNA—Citibank, N.A.
At August 31, 2026, the counterparties had deposited in segregated accounts securities with a value of $16,967 in connection with open over-the-counter swap contracts.

See accompanying Notes, which are an integral part of the Financial Statements.
8

Financials Index Fund
Statement of Assets and Liabilities
As of August 31, 2026

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $9,936,106)	14,325,888
Affiliated Issuers (Cost $431,004)	431,016
Total Investments in Securities	14,756,904
Investment in Vanguard	319
Cash Collateral Pledged—Over-the-Counter Swap Contracts	5,250
Receivables for Investment Securities Sold	73,670
Receivables for Accrued Income	12,209
Receivables for Capital Shares Issued	686
Unrealized Appreciation—Over-the-Counter Swap Contracts	14,288
Total Assets	14,863,326
Liabilities
Due to Custodian	4,911
Payables for Investment Securities Purchased	69,502
Collateral for Securities on Loan	8,276
Payables for Capital Shares Redeemed	2,034
Payables to Vanguard	590
Unrealized Depreciation—Over-the-Counter Swap Contracts	6,050
Total Liabilities	91,363
Net Assets	14,771,963
1 Includes $7,525 of securities on loan.
At August 31, 2026, net assets consisted of:

Paid-in Capital	11,416,116
Total Distributable Earnings (Loss)	3,355,847
Net Assets	14,771,963

ETF Shares—Net Assets
Applicable to 95,878,424 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	13,510,586
Net Asset Value Per Share—ETF Shares	$140.91

Admiral™ Shares—Net Assets
Applicable to 17,861,149 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,261,377
Net Asset Value Per Share—Admiral Shares	$70.62

See accompanying Notes, which are an integral part of the Financial Statements.
9

Financials Index Fund
Statement of Operations

Year Ended August 31, 2026
($000)
Investment Income
Income
Dividends	247,858
Interest[1]	15,809
Securities Lending—Net	170
Total Income	263,837
Expenses
The Vanguard Group—Note C
Investment Advisory Services	150
Management and Administrative—ETF Shares[2]	9,593
Management and Administrative—Admiral Shares[2]	959
Marketing and Distribution—ETF Shares	410
Marketing and Distribution—Admiral Shares	60
Custodian Fees	59
Auditing Fees	36
Accounting Fees[2]	46
Shareholders’ Reports and Proxy Fees—ETF Shares[2]	1,366
Shareholders’ Reports and Proxy Fees—Admiral Shares[2]	58
Trustees’ Fees and Expenses	8
Other Expenses	18
Total Expenses	12,763
Net Investment Income	251,074
Realized Net Gain (Loss)
Investment Securities Sold[1,3]	721,794
Swap Contracts	16,588
Realized Net Gain (Loss)	738,382
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	167,461
Swap Contracts	8,777
Change in Unrealized Appreciation (Depreciation)	176,238
Net Increase (Decrease) in Net Assets Resulting from Operations	1,165,694

1
Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $15,774, ($6), and ($4), respectively. Purchases and sales are for temporary cash investment purposes.

2	Certain amounts previously included in Management and Administrative and Shareholders' Reports expenses are now presented as Accounting Fees.
3	Includes $773,768 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
10

Financials Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2026 ($000)	2025 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	251,074	218,080
Realized Net Gain (Loss)	738,382	449,053
Change in Unrealized Appreciation (Depreciation)	176,238	1,707,342
Net Increase (Decrease) in Net Assets Resulting from Operations	1,165,694	2,374,475
Distributions
ETF Shares	(229,783)	(212,114)
Admiral Shares	(21,731)	(18,464)
Total Distributions	(251,514)	(230,578)
Capital Share Transactions
ETF Shares	(338,997)	872,071
Admiral Shares	(109,689)	271,114
Net Increase (Decrease) from Capital Share Transactions	(448,686)	1,143,185
Total Increase (Decrease)	465,494	3,287,082
Net Assets
Beginning of Period	14,306,469	11,019,387
End of Period	14,771,963	14,306,469

See accompanying Notes, which are an integral part of the Financial Statements.
11

Financials Index Fund
Financial Highlights

ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$131.96	$110.81	$83.49	$81.31	$94.79
Investment Operations
Net Investment Income[1]	2.309	2.069	1.778	1.924	1.852
Net Realized and Unrealized Gain (Loss) on Investments	8.966	21.273	27.448	2.219	(13.457)
Total from Investment Operations	11.275	23.342	29.226	4.143	(11.605)
Distributions
Dividends from Net Investment Income	(2.325)	(2.192)	(1.906)	(1.963)	(1.875)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.325)	(2.192)	(1.906)	(1.963)	(1.875)
Net Asset Value, End of Period	$140.91	$131.96	$110.81	$83.49	$81.31
Total Return	8.71%	21.32%	35.49%	5.27%	-12.43%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,511	$13,012	$10,177	$8,711	$8,676
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.10%[2]	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.77%	1.72%	1.89%	2.34%	2.03%
Portfolio Turnover Rate[3]	6%	5%	5%	20%	6%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
12

Financials Index Fund
Financial Highlights

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$66.14	$55.53	$41.84	$40.75	$47.51
Investment Operations
Net Investment Income[1]	1.158	1.034	.892	.962	.931
Net Realized and Unrealized Gain (Loss) on Investments	4.487	10.675	13.753	1.112	(6.751)
Total from Investment Operations	5.645	11.709	14.645	2.074	(5.820)
Distributions
Dividends from Net Investment Income	(1.165)	(1.099)	(.955)	(.984)	(.940)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.165)	(1.099)	(.955)	(.984)	(.940)
Net Asset Value, End of Period	$70.62	$66.14	$55.53	$41.84	$40.75
Total Return[2]	8.70%	21.35%	35.50%	5.27%	-12.43%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,261	$1,294	$843	$664	$721
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.10%[3]	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.77%	1.71%	1.89%	2.34%	2.05%
Portfolio Turnover Rate[4]	6%	5%	5%	20%	6%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
13

Financials Index Fund
Notes to Financial Statements
Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.
The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays or receives a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximately equal to the notional amount of the swap in high-quality temporary cash investments, as well as holds cash and other short-term receivables.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2026, the fund’s average amounts of investments in total return swaps represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the tax year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
14

Financials Index Fund
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at the higher of the effective federal funds rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2026, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxy fees. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.
Vanguard provides investment advisory services to the fund through its wholly owned subsidiary Vanguard Portfolio Management, LLC.
C.
In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the
FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
From time to time, Vanguard and/or a fund's board of trustees may adjust a fund's fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the fund and its shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). The fund is not obligated to repay these amounts, and Vanguard is not obligated to continue or otherwise repeat these voluntary expense adjustments. Expense adjustments are generally calculated at, and returned to, each share class, as applicable.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2026, the fund had contributed to Vanguard capital in the amount of $319,000, representing less than 0.01% of the fund’s net assets and 0.13% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.
Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
15

Financials Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	14,325,888	—	—	14,325,888
Temporary Cash Investments	431,016	—	—	431,016
Total	14,756,904	—	—	14,756,904

Derivative Financial Instruments
Assets
Swap Contracts	—	14,288	—	14,288
Liabilities
Swap Contracts	—	(6,050)	—	(6,050)
E.
Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.

Permanent differences were reclassified between the following accounts:	Amount ($000)
Paid-in Capital	813,587
Total Distributable Earnings (Loss)	(813,587)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	38,656
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	4,343,055
Capital Loss Carryforwards	(1,025,864)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	3,355,847
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2026 Amount ($000)	2025 Amount ($000)
Ordinary Income*	251,514	230,578
Long-Term Capital Gains	—	—
Total	251,514	230,578

*	Includes short-term capital gains, if any.
As of August 31, 2026, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	10,413,849
Gross Unrealized Appreciation	4,643,735
Gross Unrealized Depreciation	(300,680)
Net Unrealized Appreciation (Depreciation)	4,343,055
16

Financials Index Fund
F.
During the year ended August 31, 2026, the fund purchased $808,719,000 of investment securities and sold $896,043,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $1,407,102,000 and $1,805,519,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2026, such purchases were $3,345,000 and sales were $10,862,000, resulting in net realized gain of $387,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.
Capital share transactions for each class of shares were:

	Year Ended August 31,
	2026		2025
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,476,847	11,298	1,969,196	16,140
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,815,844)	(14,025)	(1,097,125)	(9,375)
Net Increase (Decrease)—ETF Shares	(338,997)	(2,727)	872,071	6,765
Admiral Shares
Issued	225,019	3,436	562,315	9,245
Issued in Lieu of Cash Distributions	18,569	285	15,485	262
Redeemed	(353,277)	(5,428)	(306,686)	(5,115)
Net Increase (Decrease)—Admiral Shares	(109,689)	(1,707)	271,114	4,392
H.
Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.
Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
J.
Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
17

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Financials Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Financials Index Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the five years in the period ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 21, 2026
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
18

Tax information (unaudited)
For corporate shareholders, 91.5%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $212,889,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2025. Shareholders will be notified in January 2027 via IRS Form 1099 of the amounts for use in preparing their 2026 income tax return.
The fund hereby designates for the fiscal year $8,182,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates $9,123,000, or if subsequently determined to be different, the maximum amount allowable by law, of qualified business income under section 199A for calendar year 2025. Shareholders will be notified in January 2027 via IRS Form 1099 of the amounts for use in preparing their 2026 income tax return.
Q54860 102026
19

Financial Statements
For the year ended August 31, 2026
Vanguard Health Care Index Fund

Health Care Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.8%)
Biotechnology (23.7%)
	AbbVie Inc.	5,392,098	1,382,642
	Amgen Inc.	1,647,138	708,072
	Gilead Sciences Inc.	3,789,181	554,509
*	Vertex Pharmaceuticals Inc.	774,595	421,782
	Regeneron Pharmaceuticals Inc.	314,414	251,242
*	Natera Inc.	415,239	133,690
*	Moderna Inc.	884,335	124,108
*	Revolution Medicines Inc.	519,060	106,703
*	Alnylam Pharmaceuticals Inc.	407,492	98,079
*	Biogen Inc.	450,596	97,622
*	Insmed Inc.	644,994	78,573
*	Incyte Corp.	518,257	63,860
*	United Therapeutics Corp.	116,584	59,502
*	Roivant Sciences Ltd.	1,591,502	55,130
*	Neurocrine Biosciences Inc.	291,527	44,904
*	Exelixis Inc.	709,595	38,772
*	Halozyme Therapeutics Inc.	361,770	38,525
*	BioMarin Pharmaceutical Inc.	545,705	35,596
*	Bridgebio Pharma Inc.	463,711	35,516
*	Arrowhead Pharmaceuticals Inc.	365,410	30,106
*	Ionis Pharmaceuticals Inc.	478,894	28,906
*	Cytokinetics Inc.	372,978	26,448
*	Madrigal Pharmaceuticals Inc.	45,739	24,700
*	Praxis Precision Medicines Inc.	70,244	24,606
*	Twist Bioscience Corp.	175,809	24,437
*	TG Therapeutics Inc.	432,187	23,468
*	Protagonist Therapeutics Inc.	157,008	23,198
*	Vaxcyte Inc.	374,694	22,759
*	Alkermes plc	483,278	22,709
*	Krystal Biotech Inc.	63,022	22,648
*	Apogee Therapeutics Inc.	141,617	19,130
*	Kymera Therapeutics Inc.	156,921	18,644
*	Rhythm Pharmaceuticals Inc.	167,585	17,786
*	Travere Therapeutics Inc.	255,429	16,930
*	Spyre Therapeutics Inc.	186,964	16,701
*	PTC Therapeutics Inc.	215,031	14,953
*	Cogent Biosciences Inc.	404,084	14,143
*	Scholar Rock Holding Corp.	246,902	14,024
*	Mirum Pharmaceuticals Inc.	130,322	12,778
*	Dianthus Therapeutics Inc.	112,477	11,879
*	CG oncology Inc.	148,071	11,129
*	Viking Therapeutics Inc.	336,053	11,016
*	Oruka Therapeutics Inc.	116,963	10,833
*	Dyne Therapeutics Inc.	419,739	10,674
*	Veracyte Inc.	243,594	10,521
*	Ideaya Biosciences Inc.	261,327	10,479
*	ACADIA Pharmaceuticals Inc.	352,968	10,204
*	Erasca Inc.	556,211	9,945
*	Denali Therapeutics Inc.	412,740	9,807
*	Iovance Biotherapeutics Inc.	1,158,516	9,465
*	GRAIL Inc.	116,180	9,221
*	Kiniksa Pharmaceuticals International plc	115,258	9,063
*,1	ImmunityBio Inc.	1,118,861	8,895
*	Immunovant Inc.	203,668	8,314
*	Celldex Therapeutics Inc.	209,754	8,313
*	Arcutis Biotherapeutics Inc.	343,688	8,238
*	Beam Therapeutics Inc.	274,942	8,091
*	Immunome Inc.	293,880	8,055
*,1	SELLAS Life Sciences Group Inc.	600,195	8,007
*	uniQure NV	157,393	7,662
1

Health Care Index Fund
		Shares	Market Value• ($000)
*	Arcus Biosciences Inc.	249,595	7,308
*	Celcuity Inc.	78,173	6,962
*	Ultragenyx Pharmaceutical Inc.	270,880	6,829
*	Relay Therapeutics Inc.	365,919	6,726
*	CareDx Inc.	134,021	6,716
*	Tango Therapeutics Inc.	284,671	6,502
*	ADMA Biologics Inc.	672,240	6,312
*	Sarepta Therapeutics Inc.	298,291	6,273
*	Vericel Corp.	148,145	5,911
*	Agios Pharmaceuticals Inc.	172,576	5,812
*	Biohaven Ltd.	378,088	5,773
*	Summit Therapeutics Inc. (XNMS)	401,925	5,474
*	BioCryst Pharmaceuticals Inc.	562,844	5,460
*	Viridian Therapeutics Inc.	235,522	5,455
*	Intellia Therapeutics Inc.	405,543	5,163
*	UroGen Pharma Ltd.	118,428	5,103
*	Aurinia Pharmaceuticals Inc.	314,116	5,060
*	Disc Medicine Inc.	64,177	5,047
*	Newamsterdam Pharma Co. NV	196,417	4,977
*	Nurix Therapeutics Inc.	190,975	4,923
*	Recursion Pharmaceuticals Inc. Class A	1,446,363	4,918
*	Palvella Therapeutics Inc.	31,750	4,845
*	Mineralys Therapeutics Inc.	181,847	4,668
*	Vir Biotechnology Inc.	412,447	4,512
*	Vera Therapeutics Inc.	131,882	4,494
*	Syndax Pharmaceuticals Inc.	230,113	4,439
*	Precigen Inc.	599,882	4,157
*	Xencor Inc.	147,164	4,012
*	Novavax Inc.	427,310	4,004
*	Stoke Therapeutics Inc.	118,941	3,711
*	Zymeworks Inc.	122,697	3,608
*	MannKind Corp.	891,227	3,574
*	Kodiak Sciences Inc.	95,530	3,568
*	Taysha Gene Therapies Inc.	559,162	3,182
*	AnaptysBio Inc.	54,227	3,093
*	First Tracks Biotherapeutics Inc.	71,913	3,009
*	Kura Oncology Inc.	222,175	2,810
*	Jade Biosciences Inc.	130,110	2,779
*	Ardelyx Inc.	722,761	2,732
*	Corvus Pharmaceuticals Inc.	191,902	2,694
*	Inhibrx Biosciences Inc.	21,143	2,679
*	Zenas Biopharma Inc.	82,291	2,660
*	Replimune Group Inc.	173,036	2,647
*	Cullinan Therapeutics Inc.	117,521	2,594
*	Rigel Pharmaceuticals Inc.	54,819	2,531
*	ArriVent Biopharma Inc.	81,900	2,461
*	Janux Therapeutics Inc.	130,800	2,383
*	MeiraGTx Holdings plc	169,282	2,338
*	Arbutus Biopharma Corp.	435,449	2,212
*	Geron Corp. (XNGS)	1,455,423	2,169
*	Ironwood Pharmaceuticals Inc.	489,977	2,082
*	Sana Biotechnology Inc.	528,308	2,045
*	MoonLake Immunotherapeutics	135,131	2,034
*	Monte Rosa Therapeutics Inc.	141,859	1,977
*	Bicara Therapeutics Inc.	85,384	1,974
*	Tyra Biosciences Inc.	77,205	1,932
*	Annexon Inc.	371,414	1,835
*	Aura Biosciences Inc.	253,429	1,820
*	ORIC Pharmaceuticals Inc.	134,576	1,748
*	Olema Pharmaceuticals Inc.	166,974	1,741
*	CytomX Therapeutics Inc.	515,941	1,734
*	4D Molecular Therapeutics Inc.	112,335	1,585
*	Solid Biosciences Inc.	165,009	1,581
*	MiMedx Group Inc.	347,353	1,577
*	Allogene Therapeutics Inc.	786,292	1,573
*	REGENXBIO Inc.	164,823	1,566
*	Shattuck Labs Inc.	218,808	1,534
*	Savara Inc.	281,216	1,516
*	Vor BioPharma Inc.	66,229	1,489
*	Altimmune Inc.	477,083	1,484
2

Health Care Index Fund
		Shares	Market Value• ($000)
*,1	Capricor Therapeutics Inc.	140,884	1,396
*	Editas Medicine Inc.	435,255	1,332
*,1	Ocugen Inc.	999,136	1,329
*	Prothena Corp. plc	125,976	1,178
*	Verastem Inc.	160,776	1,161
*	Neurogene Inc.	31,533	1,143
*	Prime Medicine Inc.	316,427	1,136
*	Arcturus Therapeutics Holdings Inc.	76,219	1,125
*	Assembly Biosciences Inc.	33,417	1,124
*	Crescent Biopharma Inc.	62,512	1,038
*	Rocket Pharmaceuticals Inc.	263,070	979
*	Vanda Pharmaceuticals Inc.	175,520	948
*	Emergent BioSolutions Inc.	153,438	936
*	Sutro Biopharma Inc.	45,573	922
*	Myriad Genetics Inc.	277,510	894
*	Rezolute Inc.	189,788	890
*	Perspective Therapeutics Inc.	280,833	887
*,1	ARS Pharmaceuticals Inc.	143,856	863
*	Zentalis Pharmaceuticals Inc.	223,471	840
*	Tectonic Therapeutic Inc.	25,743	771
*	Anavex Life Sciences Corp.	270,423	757
*	Akebia Therapeutics Inc.	763,706	702
*	Compass Therapeutics Inc.	291,081	696
*	Fate Therapeutics Inc.	284,268	679
*	Larimar Therapeutics Inc.	174,204	665
*	Upstream Bio Inc.	92,228	611
*	Keros Therapeutics Inc.	49,851	552
*	Alector Inc.	232,767	526
*	Humacyte Inc.	766,745	461
*	Entrada Therapeutics Inc.	58,018	409
*	Lyell Immunopharma Inc.	28,489	408
*	MapLight Therapeutics Inc.	31,446	408
*	Century Therapeutics Inc.	191,946	393
*	Organogenesis Holdings Inc.	220,788	380
*	Evommune Inc.	29,227	370
*	Korro Bio Inc.	28,601	357
*	Aldeyra Therapeutics Inc.	167,479	248
*	Sionna Therapeutics Inc.	41,122	248
*,1	Gossamer Bio Inc.	1,318,609	224
*	Heron Therapeutics Inc.	327,304	104
*,2	Prevail Therapeutics CVR	78	—
*,2	89bio Inc. CVR	240	—
			5,229,898
Health Care Equipment & Supplies (15.4%)
	Abbott Laboratories	5,315,831	586,655
*	Intuitive Surgical Inc.	1,080,879	407,340
	Medtronic plc	3,906,529	354,127
	Stryker Corp.	1,052,984	340,956
*	Boston Scientific Corp.	4,536,280	219,102
*	Edwards Lifesciences Corp.	1,757,247	159,470
	Becton Dickinson & Co.	840,900	158,182
*	IDEXX Laboratories Inc.	240,751	134,024
*	Dexcom Inc.	1,177,675	107,239
	ResMed Inc.	440,211	105,695
	GE HealthCare Technologies Inc.	1,388,324	98,890
	STERIS plc	297,424	69,193
	Zimmer Biomet Holdings Inc.	590,441	59,068
*	Cooper Cos. Inc.	594,902	41,697
	Baxter International Inc.	1,576,878	40,999
*	Solventum Corp.	449,222	40,906
*	Medline Inc. Class A	1,135,171	39,765
*	Penumbra Inc.	114,082	36,860
*	Align Technology Inc.	207,598	33,172
*	Insulet Corp.	211,552	31,449
*	Glaukos Corp.	170,283	30,576
*	Globus Medical Inc. Class A	345,586	28,120
*	Lantheus Holdings Inc.	198,562	20,047
	Teleflex Inc.	135,226	19,209
*	Merit Medical Systems Inc.	181,794	16,481
3

Health Care Index Fund
		Shares	Market Value• ($000)
*	Haemonetics Corp.	138,686	14,294
*	Envista Holdings Corp.	496,732	13,481
*	LivaNova plc	167,697	13,384
*	Integer Holdings Corp.	103,626	12,979
*	ICU Medical Inc.	72,447	12,530
*	IRhythm Holdings Inc.	100,339	11,934
*	TransMedics Group Inc.	100,342	8,516
*	Axogen Inc.	154,159	7,825
*	Neogen Corp.	629,990	7,283
*	AtriCure Inc.	146,496	7,083
	DENTSPLY SIRONA Inc.	613,576	6,854
*	UFP Technologies Inc.	22,461	6,692
*	Novocure Ltd.	318,323	5,618
	LeMaitre Vascular Inc.	63,056	5,062
*	Omnicell Inc.	135,027	4,748
*	Tandem Diabetes Care Inc.	208,631	4,592
	CONMED Corp.	91,767	4,575
*	Inspire Medical Systems Inc.	72,594	4,573
*	Butterfly Network Inc.	555,539	4,383
*	Enovis Corp.	174,747	4,297
*	Establishment Labs Holdings Inc.	56,494	3,917
*	Alphatec Holdings Inc.	375,910	3,522
*	Procept Biorobotics Corp.	165,595	3,511
*	Artivion Inc.	129,213	3,487
*	Integra LifeSciences Holdings Corp.	201,290	3,406
*	QuidelOrtho Corp.	207,128	2,989
*,1	Pulse Biosciences Inc.	52,830	2,659
*	SI-BONE Inc.	127,837	2,431
*	Varex Imaging Corp.	128,591	2,378
	iRadimed Corp.	25,169	2,174
*	STAAR Surgical Co.	90,494	2,044
*	Kestra Medical Technologies Ltd.	71,142	1,832
*	AngioDynamics Inc.	110,139	1,777
*	Bioventus Inc. Class A	125,156	1,708
*	Ceribell Inc.	65,938	1,581
*	Tactile Systems Technology Inc.	67,431	1,550
*	Cerus Corp.	581,621	1,535
*	OrthoPediatrics Corp.	52,960	1,234
*	Orthofix Medical Inc.	97,795	918
	Embecta Corp.	171,629	882
*	RxSight Inc.	119,465	876
*	Treace Medical Concepts Inc.	152,928	719
*	OraSure Technologies Inc.	186,102	668
*,2	Hologic Inc. CVR	162,940	2
			3,387,725
Health Care Providers & Services (17.1%)
	UnitedHealth Group Inc.	2,771,582	1,079,282
	CVS Health Corp.	3,894,023	365,688
	McKesson Corp.	357,295	316,320
	Elevance Health Inc. (XNYS)	642,840	252,340
	Cigna Group	807,338	222,890
	HCA Healthcare Inc.	473,922	196,417
	Cencora Inc.	564,037	182,522
	Cardinal Health Inc.	714,727	167,689
	Humana Inc.	366,423	140,424
*	Centene Corp.	1,507,067	96,965
	Labcorp Holdings Inc.	250,240	83,245
	Quest Diagnostics Inc.	337,798	81,173
*	Tenet Healthcare Corp.	262,883	69,903
*	Guardant Health Inc.	374,331	59,526
	Encompass Health Corp.	302,731	36,391
*	Molina Healthcare Inc.	159,106	31,626
	Ensign Group Inc.	174,020	29,977
*	BrightSpring Health Services Inc.	494,964	28,906
*	Henry Schein Inc.	295,453	26,532
	Universal Health Services Inc. Class B	154,488	26,314
*	HealthEquity Inc.	255,136	24,631
	Chemed Corp.	39,486	20,482
*	Hims & Hers Health Inc.	612,821	18,127
4

Health Care Index Fund
		Shares	Market Value• ($000)
*	DaVita Inc.	97,941	17,239
*	RadNet Inc.	204,044	15,471
*	Hinge Health Inc. Class A	134,073	12,410
	Concentra Group Holdings Parent Inc.	351,432	11,857
*	Option Care Health Inc.	443,362	10,397
*	LifeStance Health Group Inc.	699,348	8,644
	National HealthCare Corp.	38,125	8,255
*	Alignment Healthcare Inc.	599,526	8,034
*	Brookdale Senior Living Inc.	655,991	7,734
*	Acadia Healthcare Co. Inc.	245,718	6,772
*	NeoGenomics Inc.	377,619	6,763
*	Pediatrix Medical Group Inc.	250,630	6,574
*	CorVel Corp.	93,452	6,437
*	Addus HomeCare Corp.	55,370	6,349
*	Privia Health Group Inc.	298,934	6,125
*	Progyny Inc.	220,696	5,648
*	PACS Group Inc.	132,811	5,619
*	Clover Health Investments Corp.	1,253,097	5,200
*	Astrana Health Inc.	135,748	5,173
*	GeneDx Holdings Corp.	54,401	4,614
*	AMN Healthcare Services Inc.	119,088	4,082
*	Pennant Group Inc.	101,158	3,719
	US Physical Therapy Inc.	46,311	3,600
*	Aveanna Healthcare Holdings Inc.	265,956	3,569
*	Surgery Partners Inc.	237,826	3,303
*	Guardian Pharmacy Services Inc. Class A	83,632	3,102
*	Omada Health Inc.	122,602	3,010
*	agilon health Inc.	31,597	2,777
*	Castle Biosciences Inc.	83,391	2,754
*	OPKO Health Inc.	1,158,752	1,703
*	AdaptHealth Corp.	270,750	1,514
*	Starling Oncology Inc.	203,200	1,201
*	Fulgent Genetics Inc.	57,224	1,109
*	Community Health Systems Inc.	354,127	1,034
*	Lumexa Imaging Holdings Inc.	50,107	585
*	Accendra Health Inc.	187,124	226
*	DocGo Inc.	263,475	100
			3,760,073
Health Care Technology (0.8%)
*	Veeva Systems Inc. Class A	446,219	127,480
*	HeartFlow Inc.	204,077	10,283
*	Doximity Inc. Class A	361,347	9,652
*	Waystar Holding Corp.	366,191	9,587
*	Schrodinger Inc.	195,521	3,813
*	Teladoc Health Inc.	552,406	3,502
*	Certara Inc.	333,175	2,762
	HealthStream Inc.	71,441	2,075
*	Phreesia Inc.	151,850	1,854
*	Evolent Health Inc. Class A	286,662	1,290
*	Simulations Plus Inc.	52,654	969
*	GoodRx Holdings Inc. Class A	268,344	937
*	Claritev Corp.	15,287	609
*	Health Catalyst Inc.	137,414	225
*	Definitive Healthcare Corp.	55,568	53
			175,091
Life Sciences Tools & Services (9.6%)
	Thermo Fisher Scientific Inc.	1,134,124	699,868
	Danaher Corp.	1,944,003	415,161
*	IQVIA Holdings Inc.	509,346	133,036
	Agilent Technologies Inc.	861,878	132,350
*	Waters Corp.	299,639	124,239
*	Illumina Inc.	450,188	96,174
*	Mettler-Toledo International Inc.	61,667	86,651
	West Pharmaceutical Services Inc.	215,590	73,540
	Revvity Inc.	340,454	43,806
*	Charles River Laboratories International Inc.	146,996	42,370
*	Medpace Holdings Inc.	69,743	41,427
	Bio-Techne Corp.	478,063	34,569
*	Avantor Inc.	2,031,868	29,543
5

Health Care Index Fund
		Shares	Market Value• ($000)
*	Repligen Corp.	159,153	28,803
*	Bio-Rad Laboratories Inc. Class A	54,625	21,092
*	Tempus AI Inc. Class A	319,751	20,160
*	10X Genomics Inc. Class A	321,026	20,048
	Bruker Corp.	325,052	18,856
*	Sotera Health Co.	849,623	16,058
*	Adaptive Biotechnologies Corp.	366,380	9,130
*	Fortrea Holdings Inc.	282,230	5,185
*	BioLife Solutions Inc.	126,749	4,699
*	Azenta Inc.	126,951	4,145
*	Personalis Inc.	171,139	2,872
*	Maravai LifeSciences Holdings Inc. Class A	329,419	2,517
*	CryoPort Inc.	147,147	2,354
	Mesa Laboratories Inc.	15,982	2,044
*	Cytek Biosciences Inc.	340,429	1,627
*	OmniAb Inc.	241,939	1,060
*	Pacific Biosciences of California Inc.	768,154	1,041
*	Ginkgo Bioworks Holdings Inc.	122,940	837
*	Standard BioTools Inc.	682,905	450
*	Quantum-Si Inc.	503,192	385
*	MaxCyte Inc.	284,176	367
*	Quanterix Corp.	118,880	317
*,2	OmniAb Inc. 12.5 Earnout	22,076	—
*,2	OmniAb Inc. 15 Earnout	22,076	—
			2,116,781
Pharmaceuticals (33.2%)
	Eli Lilly & Co.	2,442,995	2,825,886
	Johnson & Johnson	7,246,577	1,926,503
	Merck & Co. Inc.	7,537,679	1,113,767
	Pfizer Inc.	17,394,457	495,046
	Bristol-Myers Squibb Co.	6,232,227	416,375
	Zoetis Inc.	1,279,531	98,652
	Viatris Inc.	3,554,833	58,690
*	Jazz Pharmaceuticals plc	177,319	44,450
*	Elanco Animal Health Inc. (XNYS)	1,523,816	36,450
*	Corcept Therapeutics Inc.	294,889	33,426
*	Axsome Therapeutics Inc.	125,641	24,942
*	Crinetics Pharmaceuticals Inc.	282,622	24,009
*	Ligand Pharmaceuticals Inc.	59,640	16,944
*	Liquidia Corp.	210,333	14,338
*	Definium Therapeutics Inc.	344,375	13,679
*	Indivior Pharmaceuticals Inc.	316,438	11,053
	Organon & Co.	801,550	11,029
*	Amylyx Pharmaceuticals Inc.	267,729	9,036
*	Enliven Therapeutics Inc.	147,176	8,520
*	Amneal Pharmaceuticals Inc.	463,073	8,090
*	Prestige Consumer Healthcare Inc.	145,105	7,514
*	Supernus Pharmaceuticals Inc.	168,428	7,446
*	Tarsus Pharmaceuticals Inc.	91,970	6,828
*	Nektar Therapeutics	90,254	6,442
*	Edgewise Therapeutics Inc.	148,178	6,189
	Perrigo Co. plc	420,664	6,159
*	Harmony Biosciences Holdings Inc.	145,347	5,724
*	AtaiBeckley Inc.	734,255	5,389
*	Nuvation Bio Inc.	738,976	4,922
*	Ocular Therapeutix Inc.	451,520	4,736
*	Trevi Therapeutics Inc.	281,797	4,678
*	Innoviva Inc.	214,023	4,445
*	Xeris Biopharma Holdings Inc.	514,791	4,345
*	Rapport Therapeutics Inc.	83,716	4,074
*	MBX Biosciences Inc.	65,149	4,013
*,1	Omeros Corp.	210,917	3,963
*	ANI Pharmaceuticals Inc.	53,852	3,945
*	Alumis Inc.	178,996	3,904
*	Harrow Inc.	96,108	3,547
*	Pacira BioSciences Inc.	111,279	2,882
	Phibro Animal Health Corp. Class A	64,447	2,432
*	Collegium Pharmaceutical Inc.	98,691	2,429
*	Amphastar Pharmaceuticals Inc.	98,384	2,217
6

Health Care Index Fund
		Shares	Market Value• ($000)
*	Theravance Biopharma Inc.	118,236	2,015
*	Septerna Inc.	51,630	1,970
*	Wave Life Sciences Inc.	395,651	1,939
*	Maze Therapeutics Inc.	71,527	1,900
*,1	CorMedix Inc.	221,969	1,833
*,1	Tilray Brands Inc.	378,272	1,729
*	Aclaris Therapeutics Inc.	277,324	1,678
*	Arvinas Inc.	165,328	1,521
*	Lexicon Pharmaceuticals Inc.	645,289	1,452
*	Phathom Pharmaceuticals Inc.	150,023	1,436
*	Evolus Inc.	143,028	1,300
*	Relmada Therapeutics Inc.	247,533	1,079
*	EyePoint Inc.	237,885	1,070
*	Atea Pharmaceuticals Inc.	156,219	836
*	Fulcrum Therapeutics Inc.	142,115	553
	SIGA Technologies Inc.	120,788	379
*	LENZ Therapeutics Inc.	57,477	299
*	Neumora Therapeutics Inc.	198,483	264
*	Pliant Therapeutics Inc.	155,527	171
*	Filana Therapeutics Inc.	134,181	121
*,2	Chinook Therapeutics Inc. CVR	784	—
			7,322,653
Total Common Stocks (Cost $15,724,455)			21,992,221
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[3,4]	Vanguard Market Liquidity Fund, 3.731% (Cost $42,946)	429,590	42,955
Total Investments (100.0%) (Cost $15,767,401)			22,035,176
Other Assets and Liabilities—Net (0.0%)			7,217
Net Assets (100.0%)			22,042,393
Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $18,630.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $20,713 was received for securities on loan.

CVR—Contingent Value Rights.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Elevance Health Inc.	2/1/2027	CITNA	5,710	(4.130)	—	(61)
Elevance Health Inc.	8/31/2027	BANA	1,842	(4.280)	—	(31)
Johnson & Johnson	2/1/2027	GSI	26,237	(3.630)	445	—
Moderna Inc.	8/31/2027	BANA	23,030	(3.630)	—	(2,695)
					445	(2,787)

1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/(paid) monthly.
BANA—Bank of America, N.A.
CITNA—Citibank, N.A.
GSI—Goldman Sachs International.
At August 31, 2026, the counterparties had deposited in segregated accounts securities with a value of $475 in connection with open over-the-counter swap contracts.

See accompanying Notes, which are an integral part of the Financial Statements.
7

Health Care Index Fund
Statement of Assets and Liabilities
As of August 31, 2026

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $15,724,455)	21,992,221
Affiliated Issuers (Cost $42,946)	42,955
Total Investments in Securities	22,035,176
Investment in Vanguard	449
Cash Collateral Pledged—Over-the-Counter Swap Contracts	3,055
Receivables for Investment Securities Sold	79,176
Receivables for Accrued Income	27,426
Receivables for Capital Shares Issued	1,415
Unrealized Appreciation—Over-the-Counter Swap Contracts	445
Total Assets	22,147,142
Liabilities
Due to Custodian	201
Payables for Investment Securities Purchased	77,427
Collateral for Securities on Loan	20,713
Payables for Capital Shares Redeemed	2,737
Payables to Vanguard	877
Unrealized Depreciation—Over-the-Counter Swap Contracts	2,787
Other Liabilities	7
Total Liabilities	104,749
Net Assets	22,042,393
1 Includes $18,630 of securities on loan.
At August 31, 2026, net assets consisted of:

Paid-in Capital	17,005,784
Total Distributable Earnings (Loss)	5,036,609
Net Assets	22,042,393

ETF Shares—Net Assets
Applicable to 60,355,827 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	19,303,965
Net Asset Value Per Share—ETF Shares	$319.84

Admiral™ Shares—Net Assets
Applicable to 17,116,084 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,738,428
Net Asset Value Per Share—Admiral Shares	$159.99

See accompanying Notes, which are an integral part of the Financial Statements.
8

Health Care Index Fund
Statement of Operations

Year Ended August 31, 2026
($000)
Investment Income
Income
Dividends	285,202
Interest[1]	11,595
Securities Lending—Net	1,121
Total Income	297,918
Expenses
The Vanguard Group—Note C
Investment Advisory Services	202
Management and Administrative—ETF Shares[2]	10,560
Management and Administrative—Admiral Shares[2]	1,865
Marketing and Distribution—ETF Shares	446
Marketing and Distribution—Admiral Shares	108
Custodian Fees	52
Auditing Fees	35
Accounting Fees[2]	48
Shareholders’ Reports and Proxy Fees—ETF Shares[2]	3,943
Shareholders’ Reports and Proxy Fees—Admiral Shares[2]	235
Trustees’ Fees and Expenses	11
Other Expenses	20
Total Expenses	17,525
Net Investment Income	280,393
Realized Net Gain (Loss)
Investment Securities Sold[1,3]	554,507
Swap Contracts	117,669
Realized Net Gain (Loss)	672,176
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	3,801,544
Swap Contracts	(2,440)
Change in Unrealized Appreciation (Depreciation)	3,799,104
Net Increase (Decrease) in Net Assets Resulting from Operations	4,751,673

1
Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $11,564, $62, and less than $1, respectively. Purchases and sales are for temporary cash investment purposes.

2	Certain amounts previously included in Management and Administrative and Shareholders' Reports expenses are now presented as Accounting Fees.
3	Includes $686,062 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
9

Health Care Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2026 ($000)	2025 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	280,393	286,456
Realized Net Gain (Loss)	672,176	808,149
Change in Unrealized Appreciation (Depreciation)	3,799,104	(3,314,917)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,751,673	(2,220,312)
Distributions
ETF Shares	(282,161)	(254,457)
Admiral Shares	(41,709)	(40,445)
Total Distributions	(323,870)	(294,902)
Capital Share Transactions
ETF Shares	257,974	(1,660,795)
Admiral Shares	(201,178)	(346,733)
Net Increase (Decrease) from Capital Share Transactions	56,796	(2,007,528)
Total Increase (Decrease)	4,484,599	(4,522,742)
Net Assets
Beginning of Period	17,557,794	22,080,536
End of Period	22,042,393	17,557,794

See accompanying Notes, which are an integral part of the Financial Statements.
10

Health Care Index Fund
Financial Highlights

ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$255.04	$288.15	$244.43	$231.59	$262.41
Investment Operations
Net Investment Income[1]	4.091	3.912	3.660	3.418	3.157
Net Realized and Unrealized Gain (Loss) on Investments	65.432	(33.035)	43.617	12.859	(30.771)
Total from Investment Operations	69.523	(29.123)	47.277	16.277	(27.614)
Distributions
Dividends from Net Investment Income	(4.723)	(3.987)	(3.557)	(3.437)	(3.206)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.723)	(3.987)	(3.557)	(3.437)	(3.206)
Net Asset Value, End of Period	$319.84	$255.04	$288.15	$244.43	$231.59
Total Return	27.58%	-10.13%	19.55%	7.07%	-10.60%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,304	$15,188	$19,012	$16,976	$15,829
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.10%[2]	0.10%[2]	0.10%
Ratio of Net Investment Income to Average Net Assets	1.44%	1.50%	1.43%	1.41%	1.27%
Portfolio Turnover Rate[3]	7%	4%	4%	4%	3%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
11

Health Care Index Fund
Financial Highlights

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$127.58	$144.14	$122.27	$115.84	$131.26
Investment Operations
Net Investment Income[1]	2.047	1.956	1.831	1.711	1.583
Net Realized and Unrealized Gain (Loss) on Investments	32.725	(16.522)	21.818	6.438	(15.400)
Total from Investment Operations	34.772	(14.566)	23.649	8.149	(13.817)
Distributions
Dividends from Net Investment Income	(2.362)	(1.994)	(1.779)	(1.719)	(1.603)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.362)	(1.994)	(1.779)	(1.719)	(1.603)
Net Asset Value, End of Period	$159.99	$127.58	$144.14	$122.27	$115.84
Total Return[2]	27.57%	-10.13%	19.55%	7.08%	-10.59%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,738	$2,369	$3,068	$2,837	$2,744
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.10%[3]	0.10%[3]	0.10%
Ratio of Net Investment Income to Average Net Assets	1.44%	1.50%	1.43%	1.41%	1.28%
Portfolio Turnover Rate[4]	7%	4%	4%	4%	3%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
12

Health Care Index Fund
Notes to Financial Statements
Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.
The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays or receives a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximately equal to the notional amount of the swap in high-quality temporary cash investments, as well as holds cash and other short-term receivables.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2026, the fund’s average amounts of investments in total return swaps represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the tax year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
13

Health Care Index Fund
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at the higher of the effective federal funds rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2026, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxy fees. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.
Vanguard provides investment advisory services to the fund through its wholly owned subsidiary Vanguard Portfolio Management, LLC.
C.
In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the
FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
From time to time, Vanguard and/or a fund's board of trustees may adjust a fund's fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the fund and its shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). The fund is not obligated to repay these amounts, and Vanguard is not obligated to continue or otherwise repeat these voluntary expense adjustments. Expense adjustments are generally calculated at, and returned to, each share class, as applicable.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2026, the fund had contributed to Vanguard capital in the amount of $449,000, representing less than 0.01% of the fund’s net assets and 0.18% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.
Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
14

Health Care Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	21,992,219	—	2	21,992,221
Temporary Cash Investments	42,955	—	—	42,955
Total	22,035,174	—	2	22,035,176

Derivative Financial Instruments
Assets
Swap Contracts	—	445	—	445
Liabilities
Swap Contracts	—	(2,787)	—	(2,787)
E.
Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.

Permanent differences were reclassified between the following accounts:	Amount ($000)
Paid-in Capital	718,479
Total Distributable Earnings (Loss)	(718,479)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	87,661
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	6,200,426
Capital Loss Carryforwards	(1,251,478)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	5,036,609
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2026 Amount ($000)	2025 Amount ($000)
Ordinary Income*	323,870	294,902
Long-Term Capital Gains	—	—
Total	323,870	294,902

*	Includes short-term capital gains, if any.
As of August 31, 2026, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	15,834,750
Gross Unrealized Appreciation	7,453,064
Gross Unrealized Depreciation	(1,252,638)
Net Unrealized Appreciation (Depreciation)	6,200,426
15

Health Care Index Fund
F.
During the year ended August 31, 2026, the fund purchased $1,837,865,000 of investment securities and sold $1,294,257,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $1,565,316,000 and $1,394,817,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2026, such purchases were $568,000 and sales were $223,000, resulting in net realized loss of $256,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.
Capital share transactions for each class of shares were:

	Year Ended August 31,
	2026		2025
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,649,200	5,777	720,164	2,848
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,391,226)	(4,975)	(2,380,959)	(9,275)
Net Increase (Decrease)—ETF Shares	257,974	802	(1,660,795)	(6,427)
Admiral Shares
Issued	334,500	2,361	346,347	2,650
Issued in Lieu of Cash Distributions	35,054	255	34,219	261
Redeemed	(570,732)	(4,073)	(727,299)	(5,624)
Net Increase (Decrease)—Admiral Shares	(201,178)	(1,457)	(346,733)	(2,713)
H.
Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.
Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
J.
Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
16

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Health Care Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Health Care Index Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the five years in the period ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 21, 2026
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
17

Tax information (unaudited)
For corporate shareholders, 84.2%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $273,183,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2025. Shareholders will be notified in January 2027 via IRS Form 1099 of the amounts for use in preparing their 2026 income tax return.
The fund hereby designates for the fiscal year $5,998,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Q54850 102026
18

Financial Statements
For the year ended August 31, 2026
Vanguard Industrials Index Fund

Industrials Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.6%)
Aerospace & Defense (24.0%)
	General Electric Co.	1,278,515	429,210
	RTX Corp.	1,659,409	344,709
*	Boeing Co.	922,797	191,739
	Lockheed Martin Corp.	255,694	143,503
	Howmet Aerospace Inc.	493,064	120,776
	General Dynamics Corp.	283,244	105,183
	Northrop Grumman Corp.	166,264	89,733
	TransDigm Group Inc.	68,921	80,757
*	Honeywell Aerospace Inc.	390,542	61,749
	L3Harris Technologies Inc.	229,556	61,119
*	Axon Enterprise Inc.	94,354	53,457
*	Rocket Lab Corp.	663,388	42,404
*	ATI Inc.	163,957	33,480
	Carpenter Technology Corp.	59,693	28,439
	Curtiss-Wright Corp.	45,520	26,517
	Woodward Inc.	73,418	24,949
	FTAI Aviation Ltd.	123,244	23,429
	HEICO Corp. Class A	93,264	22,772
	HEICO Corp.	53,067	17,573
	Textron Inc.	214,245	17,259
	BWX Technologies Inc.	112,890	17,192
	Huntington Ingalls Industries Inc.	48,555	14,139
	Moog Inc. Class A	35,041	13,018
*	Kratos Defense & Security Solutions Inc.	231,069	11,780
	Hexcel Corp.	92,941	8,613
	VSE Corp.	32,875	6,860
*	StandardAero Inc.	271,963	6,660
*	AAR Corp.	47,844	6,186
*	AeroVironment Inc.	40,536	6,013
*	Mercury Systems Inc.	66,675	5,823
*	Archer Aviation Inc. Class A	795,746	4,599
*	Karman Holdings Inc.	110,228	4,569
	Leonardo DRS Inc.	98,735	3,752
*	Redwire Corp.	289,354	3,096
*	Ducommun Inc.	17,199	2,948
*	V2X Inc.	37,621	2,903
*	Astronics Corp.	38,497	2,836
*	Loar Holdings Inc.	40,322	2,830
*	Intuitive Machines Inc.	153,447	2,357
*	Voyager Technologies Inc. Class A	65,024	2,187
*	Firefly Aerospace Inc.	80,958	1,710
*,1	Red Cat Holdings Inc.	168,814	1,450
*	Beta Technologies Inc. Class A	66,606	1,339
	Cadre Holdings Inc.	38,265	1,135
	National Presto Industries Inc.	5,960	904
	Park Aerospace Corp.	22,546	734
*	Satellogic Inc. Class A	123,017	599
*	Eve Holding Inc.	117,316	264
*	AerSale Corp.	41,659	229
			2,055,482
Air Freight & Logistics (2.9%)
	United Parcel Service Inc. Class B (XNYS)	919,996	95,891
	FedEx Corp.	269,665	88,288
	Expeditors International of Washington Inc.	161,169	30,566
	CH Robinson Worldwide Inc.	145,250	21,738
*	GXO Logistics Inc.	141,804	6,768
	Hub Group Inc. Class A	72,620	2,895
*	Forward Air Corp.	28,553	486
1

Industrials Index Fund
		Shares	Market Value• ($000)
*	Radiant Logistics Inc.	42,900	367
			246,999
Building Products (5.7%)
	Trane Technologies plc	272,386	121,048
	Johnson Controls International plc	751,794	103,928
	Carrier Global Corp.	921,121	53,628
	Masco Corp.	248,567	17,937
	Carlisle Cos. Inc.	49,860	17,280
	Allegion plc	105,866	16,436
	Lennox International Inc.	38,601	14,770
	Owens Corning	99,231	13,709
	Advanced Drainage Systems Inc.	85,000	11,537
*	Modine Manufacturing Co.	62,168	11,093
	Simpson Manufacturing Co. Inc.	50,753	9,268
	Armstrong World Industries Inc.	52,549	9,069
	Zurn Elkay Water Solutions Corp. Class C	184,985	8,842
*	Builders FirstSource Inc.	129,232	8,581
	A O Smith Corp.	137,776	8,147
	AAON Inc.	85,826	6,520
	CSW Industrials Inc.	19,079	5,894
	UFP Industries Inc.	69,625	5,885
	Fortune Brands Innovations Inc.	132,095	5,856
*	Trex Co. Inc.	128,215	5,844
	Louisiana-Pacific Corp.	77,473	5,463
	AZZ Inc.	35,184	4,826
*	Madison Air Solutions Corp. Class A	180,948	4,777
	Griffon Corp.	43,806	4,266
*	Hayward Holdings Inc.	261,055	3,668
*	Resideo Technologies Inc.	167,422	3,241
*	Masterbrand Inc.	240,147	1,981
*	Gibraltar Industries Inc.	36,487	1,642
	Apogee Enterprises Inc.	25,126	981
	Quanex Building Products Corp.	48,197	926
*	Janus International Group Inc.	162,170	804
	Insteel Industries Inc.	22,703	683
*	JELD-WEN Holding Inc.	105,800	253
			488,783
Commercial Services & Supplies (5.5%)
	Waste Management Inc.	494,821	108,326
	Cintas Corp.	419,108	84,572
	Republic Services Inc.	246,416	54,438
	Waste Connections Inc. (XTSE)	283,085	46,800
*	Copart Inc.	1,055,261	34,813
	Veralto Corp.	302,632	29,830
*	Clean Harbors Inc.	61,861	19,502
	Rollins Inc.	356,048	12,843
	Tetra Tech Inc.	303,708	10,976
	MSA Safety Inc.	45,247	8,451
*	Casella Waste Systems Inc. Class A	77,166	7,118
	Brink's Co.	50,833	5,537
*	GEO Group Inc.	156,430	4,976
	Brady Corp. Class A	52,403	4,750
	UniFirst Corp.	16,971	4,694
*	OPENLANE Inc.	128,307	4,568
	HNI Corp.	84,305	4,083
*	CoreCivic Inc.	118,607	3,940
	ABM Industries Inc.	72,051	3,360
	Pitney Bowes Inc.	158,591	2,717
	Interface Inc.	70,088	2,658
	MillerKnoll Inc.	84,165	1,901
*	Healthcare Services Group Inc.	84,745	1,863
*	Cimpress plc	18,669	1,663
*	Vestis Corp.	121,687	1,522
*	ACV Auctions Inc. Class A	203,333	1,429
	Deluxe Corp.	55,091	1,273
*	Liquidity Services Inc.	28,590	1,192
*	BrightView Holdings Inc.	86,961	966
*	Onterris Inc.	41,137	688
	Ennis Inc.	29,552	631
2

Industrials Index Fund
		Shares	Market Value• ($000)
*	Enviri Corp.	28,217	629
	ACCO Brands Corp.	110,733	474
*	Civeo Corp.	11,447	383
	Quad / Graphics Inc.	34,629	348
			473,914
Construction & Engineering (4.5%)
	Quanta Services Inc.	184,902	112,252
	Comfort Systems USA Inc.	43,374	67,040
	EMCOR Group Inc.	54,770	40,231
*	MasTec Inc.	75,453	18,092
*	Sterling Infrastructure Inc.	36,866	17,330
*	API Group Corp.	427,011	16,760
	Valmont Industries Inc.	23,918	11,233
*	Dycom Industries Inc.	37,031	10,784
	AECOM	158,362	10,678
*	Fluor Corp.	163,492	8,912
	Arcosa Inc.	58,839	8,549
	Argan Inc.	16,409	6,974
*	Everus Construction Group Inc.	58,194	6,700
*	IES Holdings Inc.	22,102	6,697
	Granite Construction Inc.	53,893	6,497
*	Construction Partners Inc. Class A	59,164	6,283
*	MYR Group Inc.	19,184	5,591
	Tutor Perini Corp.	55,152	4,882
	Primoris Services Corp.	66,697	4,810
	WillScot Holdings Corp.	217,905	4,511
*	Legence Corp. Class A	71,028	3,805
*	Centuri Holdings Inc.	105,444	2,152
*	NWPX Infrastructure Inc.	11,687	1,285
*	Ameresco Inc. Class A	39,644	877
*	Bowman Consulting Group Ltd.	17,409	741
*	Limbach Holdings Inc.	13,591	560
*	Orion Group Holdings Inc.	46,947	441
*	Matrix Service Co.	33,048	357
*	Concrete Pumping Holdings Inc.	28,669	259
			385,283
Electrical Equipment (12.6%)
	GE Vernova Inc.	331,125	297,526
	Eaton Corp. plc	478,478	192,291
	Vertiv Holdings Co. Class A	449,646	116,332
	Emerson Electric Co.	690,182	105,211
*	Bloom Energy Corp. Class A	332,976	68,693
	AMETEK Inc.	282,440	66,421
	Rockwell Automation Inc.	137,118	58,197
	nVent Electric plc	199,286	30,042
	Hubbell Inc.	65,116	29,497
*	Nextpower Inc. Class A	182,202	14,946
*	Generac Holdings Inc.	72,543	13,448
	Regal Rexnord Corp.	77,932	12,348
	Acuity Inc.	35,046	11,628
	EnerSys	44,929	8,261
	Sensata Technologies Holding plc	179,117	7,349
	Powell Industries Inc.	35,949	6,461
*	Vicor Corp.	31,297	5,874
	Atkore Inc.	41,522	3,890
*	NuScale Power Corp.	415,920	3,856
*	Plug Power Inc.	1,630,099	3,521
*	Sunrun Inc.	286,689	2,457
*	FuelCell Energy Inc.	93,576	1,612
*	Amprius Technologies Inc.	161,459	1,595
*	American Superconductor Corp.	55,274	1,587
	Allient Inc.	16,739	1,574
*	Shoals Technologies Group Inc. Class A	206,318	1,428
*,1	Eos Energy Enterprises Inc.	435,323	1,402
	Preformed Line Products Co.	3,316	1,329
*	Fluence Energy Inc.	106,388	1,150
*	Babcock & Wilcox Enterprises Inc.	142,161	1,072
*,1	NANO Nuclear Energy Inc.	51,216	937
	LSI Industries Inc.	43,070	844
3

Industrials Index Fund
		Shares	Market Value• ($000)
*	Array Technologies Inc.	188,190	832
*,1	Enovix Corp.	241,458	816
*	Energy Vault Holdings Inc.	170,342	579
*	Hyliion Holdings Corp.	152,996	531
*	Power Solutions International Inc.	10,615	385
*	GrafTech International Ltd.	20,688	149
*,1	ChargePoint Holdings Inc.	26,834	148
*	SES AI Corp.	277,660	144
*	Net Power Inc.	37,951	68
			1,076,431
Ground Transportation (8.8%)
	Union Pacific Corp.	631,587	189,899
*	Uber Technologies Inc.	2,194,783	166,035
	CSX Corp.	2,289,632	115,649
	Norfolk Southern Corp.	276,751	94,868
	Old Dominion Freight Line Inc.	230,703	46,131
*	XPO Inc.	141,059	27,364
	JB Hunt Transport Services Inc.	90,054	23,907
*	Fedex Freight Holding Co. Inc.	138,168	18,479
	Knight-Swift Transportation Holdings Inc.	195,227	13,375
*	Saia Inc.	32,074	11,390
	Ryder System Inc.	45,295	11,073
*	Lyft Inc. Class A	467,863	7,907
	Landstar System Inc.	41,870	7,563
	ArcBest Corp.	26,734	3,689
	Werner Enterprises Inc.	73,740	2,889
*	RXO Inc.	121,502	2,582
	Schneider National Inc. Class B	62,426	2,154
*	Avis Budget Group Inc.	13,079	1,929
	Marten Transport Ltd.	70,196	1,012
	Covenant Logistics Group Inc.	18,776	664
	Heartland Express Inc.	52,403	648
	FTAI Infrastructure Inc.	137,861	480
*,1	Hertz Global Holdings Inc.	195,729	444
			750,131
Industrial Conglomerates (2.5%)
	3M Co.	642,695	110,434
	Honeywell International Inc.	390,409	83,364
	DuPont de Nemours Inc.	166,392	22,395
			216,193
Machinery (20.3%)
	Caterpillar Inc. (XNYS)	567,555	452,608
	Deere & Co.	299,363	196,056
	Parker-Hannifin Corp.	155,367	152,173
	Cummins Inc.	170,036	95,968
	Illinois Tool Works Inc.	336,793	92,743
	PACCAR Inc.	648,514	80,500
	Westinghouse Air Brake Technologies Corp.	209,085	59,784
	Ingersoll Rand Inc. (XNYS)	482,235	37,156
	Otis Worldwide Corp.	472,841	33,633
	Xylem Inc.	292,909	32,252
	Dover Corp.	165,948	32,232
	Snap-on Inc.	63,836	24,661
	ITT Inc.	110,165	22,065
	Nordson Corp.	65,229	20,985
	IDEX Corp.	91,202	20,852
	Fortive Corp.	347,494	20,447
	Lincoln Electric Holdings Inc.	65,865	18,523
	Stanley Black & Decker Inc.	191,576	18,462
*	RBC Bearings Inc.	35,084	17,341
	Mueller Industries Inc.	258,909	16,159
	Graco Inc.	199,421	15,441
	Donaldson Co. Inc.	142,852	12,984
	Allison Transmission Holdings Inc.	102,147	12,841
	CNH Industrial NV	1,069,615	12,654
	Flowserve Corp.	157,495	12,456
	Watts Water Technologies Inc. Class A	33,040	12,084
	Pentair plc	199,152	12,041
	Crane Co.	58,645	12,026
4

Industrials Index Fund
		Shares	Market Value• ($000)
	Oshkosh Corp.	76,813	11,838
*	SPX Technologies Inc.	60,108	11,826
	Toro Co.	117,358	11,479
	Timken Co.	79,292	9,551
	Terex Corp.	140,739	8,938
	ESCO Technologies Inc.	31,926	8,717
	AGCO Corp.	73,649	8,713
	Federal Signal Corp.	73,297	8,576
*	Gates Industrial Corp. Ltd.	312,622	7,997
	Enpro Inc.	25,385	7,520
	JBT Marel Corp.	64,222	7,506
*	Middleby Corp.	50,155	5,559
	Esab Corp.	67,672	5,101
	Franklin Electric Co. Inc.	47,735	4,778
	Atmus Filtration Technologies Inc.	100,843	4,763
	Mueller Water Products Inc. Class A	188,479	4,550
*	CECO Environmental Corp.	63,091	4,492
	Kadant Inc.	14,512	4,341
	Standex International Corp.	14,592	4,227
*	Symbotic Inc.	86,229	3,421
	Helios Technologies Inc.	40,743	2,975
	Trinity Industries Inc.	95,708	2,758
	Kennametal Inc.	91,614	2,688
*	Midera Food Processing Inc.	50,157	2,351
	Enerpac Tool Group Corp.	62,688	2,340
*	Proto Labs Inc.	29,204	2,338
	Worthington Enterprises Inc.	39,340	2,260
*	Blue Bird Corp.	36,903	2,146
	Alamo Group Inc.	12,751	2,099
	Gorman-Rupp Co.	25,946	1,956
	Albany International Corp. Class A	34,844	1,931
*	Hillman Solutions Corp.	241,959	1,863
*	Alliance Laundry Holdings Inc.	78,093	1,789
	Greenbrier Cos. Inc.	37,064	1,670
	Lindsay Corp.	12,561	1,443
	Tennant Co.	19,984	1,391
*	Graham Corp.	13,377	1,167
	Douglas Dynamics Inc.	27,609	1,134
	Astec Industries Inc.	25,371	1,080
*	Manitowoc Co. Inc.	40,737	791
	Miller Industries Inc.	13,247	742
*	3D Systems Corp.	196,426	644
	Wabash National Corp.	47,547	641
	Columbus McKinnon Corp.	34,320	606
*	Aebi Schmidt Holding AG	45,216	572
	Luxfer Holdings plc	32,910	565
*	Energy Recovery Inc.	61,148	471
*	Titan International Inc.	58,784	423
	Hyster-Yale Inc.	12,435	421
	Park-Ohio Holdings Corp.	9,271	418
*	Microvast Holdings Inc.	271,568	195
			1,734,888
Marine Transportation (0.2%)
*	Kirby Corp.	65,903	9,349
	Matson Inc.	37,275	8,380
	Genco Shipping & Trading Ltd.	40,234	1,055
			18,784
Passenger Airlines (1.8%)
	Delta Air Lines Inc.	749,557	58,465
*	United Airlines Holdings Inc.	399,962	43,192
	Southwest Airlines Co.	572,162	22,045
*	American Airlines Group Inc.	814,832	10,943
*	Alaska Air Group Inc.	137,348	5,677
*	Joby Aviation Inc.	727,291	4,975
*	SkyWest Inc.	48,885	4,627
*	Allegiant Travel Co.	29,832	2,269
*	JetBlue Airways Corp.	389,834	1,793
*	Frontier Group Holdings Inc.	85,047	485
5

Industrials Index Fund
		Shares	Market Value• ($000)
*	Republic Airways Holdings Inc.	17,260	301
			154,772
Professional Services (6.1%)
	Automatic Data Processing Inc.	492,582	140,957
	Paychex Inc.	394,409	50,224
	Verisk Analytics Inc.	161,457	31,287
	Equifax Inc.	146,735	27,756
	Broadridge Financial Solutions Inc.	142,533	25,995
	Jacobs Solutions Inc.	145,519	21,690
	SS&C Technologies Holdings Inc.	259,683	21,546
	Leidos Holdings Inc.	147,185	20,637
	TransUnion	237,682	20,182
*	CACI International Inc. Class A	27,223	16,960
	Paycom Software Inc.	49,894	11,930
	Booz Allen Hamilton Holding Corp.	147,808	11,182
*	Paylocity Holding Corp.	52,775	8,456
	Mobility Global Inc.	363,348	7,376
	Genpact Ltd.	192,943	7,328
*	ExlService Holdings Inc.	183,646	6,993
	UL Solutions Inc. Class A	91,097	6,789
	Science Applications International Corp.	52,115	6,682
*	Planet Labs PBC	317,938	6,311
	KBR Inc.	155,952	5,848
*	FTI Consulting Inc.	37,167	5,596
	Robert Half Inc.	122,685	5,563
	Korn Ferry	61,969	5,302
	Exponent Inc.	59,833	4,249
*	Amentum Holdings Inc.	195,167	3,901
	Maximus Inc.	64,799	3,743
	ManpowerGroup Inc.	57,178	3,599
*	CBIZ Inc.	62,824	3,423
*	Parsons Corp.	65,797	3,200
*	Huron Consulting Group Inc.	19,985	3,195
	TriNet Group Inc.	34,044	2,393
	Insperity Inc.	44,701	2,385
*	Innodata Inc.	38,100	2,150
*	First Advantage Corp.	95,107	1,999
	ICF International Inc.	22,410	1,997
	Concentrix Corp.	58,335	1,756
*	TIC Solutions Inc.	176,907	1,679
*	Willdan Group Inc.	18,167	1,598
	CRA International Inc.	7,524	1,313
*	Upwork Inc.	144,760	1,307
	Kforce Inc.	20,281	1,168
	Barrett Business Services Inc.	29,478	1,014
*	BlackSky Technology Inc.	38,891	898
*	Verra Mobility Corp.	186,527	826
*	Legalzoom.com Inc.	127,558	795
*	Clarivate plc	374,872	769
*	Resolute Holdings Management Inc.	4,766	646
	Kelly Services Inc. Class A	34,546	594
*	Mistras Group Inc.	23,366	438
	Alight Inc. Class A	28,174	403
*	Conduent Inc.	175,307	302
*	Franklin Covey Co.	11,742	239
*	Forrester Research Inc.	15,157	186
	TaskUS Inc. Class A	17,470	144
			524,899
Trading Companies & Distributors (4.7%)
	United Rentals Inc.	77,196	80,129
	WW Grainger Inc.	53,815	70,470
	Fastenal Co.	1,414,015	69,725
	Ferguson Enterprises Inc.	238,946	53,646
	WESCO International Inc.	60,019	20,431
*	QXO Inc.	1,150,979	15,285
	Applied Industrial Technologies Inc.	45,548	14,757
	Watsco Inc.	43,154	13,370
*	Core & Main Inc. Class A	230,478	9,901
	GATX Corp.	41,531	7,265
6

Industrials Index Fund
		Shares	Market Value• ($000)
	MSC Industrial Direct Co. Inc. Class A	55,139	6,555
	Herc Holdings Inc.	39,121	5,960
	Rush Enterprises Inc. Class A	75,189	5,777
*	Xometry Inc. Class A	59,112	5,479
*	SiteOne Landscape Supply Inc.	54,705	5,390
*	DNOW Inc.	219,413	3,517
	McGrath RentCorp.	30,268	3,403
	Boise Cascade Co.	43,406	3,386
*	DXP Enterprises Inc.	15,729	2,953
*	NPK International Inc.	98,707	1,311
*	Transcat Inc.	11,197	968
	Global Industrial Co.	23,430	916
*	BlueLinx Holdings Inc.	9,390	748
	Willis Lease Finance Corp.	13,484	730
*	Custom Truck One Source Inc.	76,627	706
*	Titan Machinery Inc.	25,634	527
	Karat Packaging Inc.	10,359	494
*	Hudson Technologies Inc.	40,529	216
			404,015
Total Common Stocks (Cost $6,143,810)			8,530,574
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[2,3]	Vanguard Market Liquidity Fund, 3.731% (Cost $30,410)	304,145	30,411
Total Investments (100.0%) (Cost $6,174,220)			8,560,985
Other Assets and Liabilities—Net (0.0%)			880
Net Assets (100.0%)			8,561,865
Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $4,017.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $4,607 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Union Pacific Corp.	8/31/2027	BANA	30,959	(3.630)	—	(769)
Waste Connections Inc.	8/31/2027	BANA	4,985	(3.630)	—	(28)
					—	(797)

1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/(paid) monthly.
BANA—Bank of America, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.
7

Industrials Index Fund
Statement of Assets and Liabilities
As of August 31, 2026

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $6,143,810)	8,530,574
Affiliated Issuers (Cost $30,410)	30,411
Total Investments in Securities	8,560,985
Investment in Vanguard	188
Foreign Currency, at Value (Cost $11)	11
Receivables for Investment Securities Sold	25,856
Receivables for Accrued Income	8,982
Receivables for Capital Shares Issued	600
Total Assets	8,596,622
Liabilities
Due to Custodian	9
Payables for Investment Securities Purchased	25,450
Collateral for Securities on Loan	4,607
Payables for Capital Shares Redeemed	3,546
Payables to Vanguard	348
Unrealized Depreciation—Over-the-Counter Swap Contracts	797
Total Liabilities	34,757
Net Assets	8,561,865
1 Includes $4,017 of securities on loan.
At August 31, 2026, net assets consisted of:

Paid-in Capital	6,551,129
Total Distributable Earnings (Loss)	2,010,736
Net Assets	8,561,865

ETF Shares—Net Assets
Applicable to 23,818,012 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,993,869
Net Asset Value Per Share—ETF Shares	$335.62

Admiral™ Shares—Net Assets
Applicable to 3,294,146 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	567,996
Net Asset Value Per Share—Admiral Shares	$172.43

See accompanying Notes, which are an integral part of the Financial Statements.
8

Industrials Index Fund
Statement of Operations

Year Ended August 31, 2026
($000)
Investment Income
Income
Dividends[1]	84,525
Interest[2]	953
Securities Lending—Net	352
Total Income	85,830
Expenses
The Vanguard Group—Note C
Investment Advisory Services	78
Management and Administrative—ETF Shares[3]	5,845
Management and Administrative—Admiral Shares[3]	427
Marketing and Distribution—ETF Shares	235
Marketing and Distribution—Admiral Shares	26
Custodian Fees	32
Auditing Fees	35
Accounting Fees[3]	42
Shareholders’ Reports—ETF Shares[3]	204
Shareholders’ Reports—Admiral Shares[3]	6
Trustees’ Fees and Expenses	4
Other Expenses	14
Total Expenses	6,948
Net Investment Income	78,882
Realized Net Gain (Loss)
Investment Securities Sold[2,4]	233,748
Swap Contracts	2,156
Foreign Currencies	(2)
Realized Net Gain (Loss)	235,902
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	772,496
Swap Contracts	(797)
Change in Unrealized Appreciation (Depreciation)	771,699
Net Increase (Decrease) in Net Assets Resulting from Operations	1,086,483

1	Dividends are net of foreign withholding taxes of $58.
2
Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $944, ($1), and ($1), respectively. Purchases and sales are for temporary cash investment purposes.

3	Certain amounts previously included in Management and Administrative and Shareholders' Reports expenses are now presented as Accounting Fees.
4	Includes $273,587 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
9

Industrials Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2026 ($000)	2025 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	78,882	72,872
Realized Net Gain (Loss)	235,902	327,889
Change in Unrealized Appreciation (Depreciation)	771,699	474,229
Net Increase (Decrease) in Net Assets Resulting from Operations	1,086,483	874,990
Distributions
ETF Shares	(68,240)	(68,228)
Admiral Shares	(4,964)	(4,594)
Total Distributions	(73,204)	(72,822)
Capital Share Transactions
ETF Shares	853,336	8,182
Admiral Shares	51,557	41,859
Net Increase (Decrease) from Capital Share Transactions	904,893	50,041
Total Increase (Decrease)	1,918,172	852,209
Net Assets
Beginning of Period	6,643,693	5,791,484
End of Period	8,561,865	6,643,693

See accompanying Notes, which are an integral part of the Financial Statements.
10

Industrials Index Fund
Financial Highlights

ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$291.34	$252.79	$207.59	$175.75	$199.27
Investment Operations
Net Investment Income[1]	3.302	3.212	3.029	2.829	2.432
Net Realized and Unrealized Gain (Loss) on Investments	44.072	38.531	45.268	31.869	(23.486)
Total from Investment Operations	47.374	41.743	48.297	34.698	(21.054)
Distributions
Dividends from Net Investment Income	(3.094)	(3.193)	(3.097)	(2.858)	(2.466)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.094)	(3.193)	(3.097)	(2.858)	(2.466)
Net Asset Value, End of Period	$335.62	$291.34	$252.79	$207.59	$175.75
Total Return	16.35%	16.67%	23.48%	19.99%	-10.62%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,994	$6,195	$5,439	$4,493	$3,461
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.10%[2]	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.02%	1.21%	1.35%	1.50%	1.29%
Portfolio Turnover Rate[3]	5%	5%	4%	10%	4%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
11

Industrials Index Fund
Financial Highlights

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$149.67	$129.87	$106.65	$90.29	$102.37
Investment Operations
Net Investment Income[1]	1.699	1.649	1.564	1.451	1.240
Net Realized and Unrealized Gain (Loss) on Investments	22.651	19.792	23.247	16.376	(12.056)
Total from Investment Operations	24.350	21.441	24.811	17.827	(10.816)
Distributions
Dividends from Net Investment Income	(1.590)	(1.641)	(1.591)	(1.467)	(1.264)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.590)	(1.641)	(1.591)	(1.467)	(1.264)
Net Asset Value, End of Period	$172.43	$149.67	$129.87	$106.65	$90.29
Total Return[2]	16.35%	16.67%	23.49%	19.99%	-10.62%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$568	$448	$352	$271	$225
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.10%[3]	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.02%	1.21%	1.36%	1.49%	1.27%
Portfolio Turnover Rate[4]	5%	5%	4%	10%	4%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
12

Industrials Index Fund
Notes to Financial Statements
Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.
The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays or receives a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximately equal to the notional amount of the swap in high-quality temporary cash investments, as well as holds cash and other short-term receivables.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2026, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the tax year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash
13

Industrials Index Fund
collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at the higher of the effective federal funds rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2026, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.
Vanguard provides investment advisory services to the fund through its wholly owned subsidiary Vanguard Portfolio Management, LLC.
C.
In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the
FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
From time to time, Vanguard and/or a fund's board of trustees may adjust a fund's fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the fund and its shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). The fund is not obligated to repay these amounts, and Vanguard is not obligated to continue or otherwise repeat these voluntary expense adjustments. Expense adjustments are generally calculated at, and returned to, each share class, as applicable.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2026, the fund had contributed to Vanguard capital in the amount of $188,000, representing less than 0.01% of the fund’s net assets and 0.08% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.
Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
14

Industrials Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	8,530,574	—	—	8,530,574
Temporary Cash Investments	30,411	—	—	30,411
Total	8,560,985	—	—	8,560,985

Derivative Financial Instruments
Liabilities
Swap Contracts	—	(797)	—	(797)
E.
Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.

Permanent differences were reclassified between the following accounts:	Amount ($000)
Paid-in Capital	270,811
Total Distributable Earnings (Loss)	(270,811)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	15,295
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	2,369,073
Capital Loss Carryforwards	(373,632)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	2,010,736
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2026 Amount ($000)	2025 Amount ($000)
Ordinary Income*	73,204	72,822
Long-Term Capital Gains	—	—
Total	73,204	72,822

*	Includes short-term capital gains, if any.
As of August 31, 2026, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	6,191,911
Gross Unrealized Appreciation	2,723,081
Gross Unrealized Depreciation	(354,007)
Net Unrealized Appreciation (Depreciation)	2,369,074
F.
During the year ended August 31, 2026, the fund purchased $455,092,000 of investment securities and sold $359,801,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $1,358,853,000 and $538,922,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
15

Industrials Index Fund
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2026, such purchases were $6,708,000 and sales were $9,088,000, resulting in net realized gain of $280,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.
Capital share transactions for each class of shares were:

	Year Ended August 31,
	2026		2025
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,389,891	4,193	1,043,819	3,887
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(536,555)	(1,640)	(1,035,637)	(4,140)
Net Increase (Decrease)—ETF Shares	853,336	2,553	8,182	(253)
Admiral Shares
Issued	236,623	1,403	157,163	1,138
Issued in Lieu of Cash Distributions	4,313	27	4,045	30
Redeemed	(189,379)	(1,132)	(119,349)	(882)
Net Increase (Decrease)—Admiral Shares	51,557	298	41,859	286
H.
Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.
Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
J.
Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
16

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Industrials Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Industrials Index Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the five years in the period ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 21, 2026
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
17

Tax information (unaudited)
For corporate shareholders, 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $68,355,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2025. Shareholders will be notified in January 2027 via IRS Form 1099 of the amounts for use in preparing their 2026 income tax return.
The fund hereby designates for the fiscal year $489,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Q54820 102026
18

Financial Statements
For the year ended August 31, 2026
Vanguard Information Technology Index Fund

Information Technology Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.9%)
Communications Equipment (4.0%)
	Cisco Systems Inc.	26,451,500	2,922,626
*	Arista Networks Inc.	7,409,051	1,449,877
	Motorola Solutions Inc.	1,236,588	600,116
*	Lumentum Holdings Inc.	553,737	506,537
*	Ciena Corp.	1,066,940	408,425
*	F5 Inc.	553,780	225,460
*	Viasat Inc.	1,676,072	112,749
*	Viavi Solutions Inc.	3,091,359	112,185
*	Applied Optoelectronics Inc.	936,926	100,898
*	Extreme Networks Inc.	3,351,483	75,375
*	Digi International Inc.	935,681	70,120
*	NetScout Systems Inc.	1,785,344	69,325
*	Calix Inc.	1,508,943	57,521
*	Vistance Networks Inc.	5,177,319	32,669
*	Harmonic Inc.	2,709,383	32,458
*	ADTRAN Holdings Inc.	1,814,975	14,066
*	NETGEAR Inc.	634,910	13,435
*	Clearfield Inc.	294,627	8,547
*	Ribbon Communications Inc.	2,429,572	4,835
*,1	Ondas Inc.	85,950	658
			6,817,882
Electronic Equipment, Instruments & Components (4.6%)
	Amphenol Corp. Class A	8,447,798	1,339,398
	Corning Inc.	5,630,333	837,399
	TE Connectivity plc	2,261,095	464,090
*	Keysight Technologies Inc.	1,341,857	433,017
*	Coherent Corp.	1,269,062	352,584
*	Flex Ltd.	3,015,281	329,420
	Jabil Inc.	905,616	276,448
*	Teledyne Technologies Inc.	412,434	252,801
	CDW Corp.	1,348,207	204,361
	TD SYNNEX Corp.	751,037	189,900
*	Zebra Technologies Corp. Class A	510,472	180,477
*	Fabrinet	348,944	144,090
*	Arrow Electronics Inc.	676,509	138,299
	Littelfuse Inc.	333,835	137,600
	Cognex Corp.	2,248,067	137,042
*	TTM Technologies Inc.	1,143,620	135,999
	Advanced Energy Industries Inc.	486,616	134,725
*	Sanmina Corp.	684,669	134,688
	Avnet Inc.	1,331,547	119,253
*	Plexus Corp.	462,477	110,749
	Ralliant Corp.	1,751,527	108,122
*,1	Novanta Inc.	727,883	106,431
*	Insight Enterprises Inc.	668,961	105,040
	Badger Meter Inc.	725,549	98,290
	Vontier Corp.	3,048,748	98,200
*	Itron Inc.	999,610	96,972
	Vishay Intertechnology Inc.	3,085,875	93,903
	Belden Inc.	801,007	91,683
*	OSI Systems Inc.	400,565	83,282
*	Mirion Technologies Inc.	5,165,044	77,837
	Bel Fuse Inc. Class B	303,791	75,728
*	Knowles Corp.	2,164,850	73,995
	Benchmark Electronics Inc.	905,340	63,627
	Crane NXT Co.	1,274,322	62,314
	ePlus Inc.	667,432	58,714
*	nLight Inc.	1,181,879	49,958
*	Rogers Corp.	388,277	48,756
1

Information Technology Index Fund
		Shares	Market Value• ($000)
*	IPG Photonics Corp.	638,564	48,582
*	Ouster Inc.	1,286,000	44,290
	CTS Corp.	714,044	40,322
*	Arlo Technologies Inc.	2,601,337	34,208
	Napco Security Technologies Inc.	898,726	32,570
*	ScanSource Inc.	534,249	30,500
	PC Connection Inc.	287,838	22,990
*	Daktronics Inc.	978,124	19,103
*	Vishay Precision Group Inc.	305,273	18,869
*,1	Lightwave Logic Inc.	3,145,119	17,078
	Methode Electronics Inc.	885,687	16,146
*	Kimball Electronics Inc.	610,005	14,408
*	Evolv Technologies Holdings Inc.	2,680,701	13,967
*	Powerfleet Inc. NJ	3,085,533	9,257
	Bel Fuse Inc. Class A	38,464	7,876
*	SmartRent Inc.	4,341,638	5,774
*,1	MicroVision Inc.	619,147	1,121
*	Aeva Technologies Inc.	42,166	660
*	ADI Global Distribution Inc.	8,598	188
*	Frequency Electronics Inc.	2,751	166
			7,823,267
IT Services (3.7%)
	International Business Machines Corp.	6,253,383	1,462,479
	Accenture plc Class A	4,353,891	826,194
*	Snowflake Inc.	2,379,517	788,643
*	Cloudflare Inc. Class A	2,296,676	700,739
*	MongoDB Inc.	674,354	305,732
*	Twilio Inc. Class A	1,263,169	297,640
	Cognizant Technology Solutions Corp. Class A	4,263,415	275,331
*	Okta Inc.	1,587,549	274,709
	VeriSign Inc.	793,197	228,663
*	Akamai Technologies Inc.	1,512,177	164,253
*	Gartner Inc.	792,106	156,924
*	GoDaddy Inc. Class A	1,593,177	155,940
*	DigitalOcean Holdings Inc.	1,233,799	136,569
*	EPAM Systems Inc.	956,883	112,750
*,1	Applied Digital Corp.	3,806,144	96,714
*	Fastly Inc. Class A	3,461,354	78,884
*	Kyndryl Holdings Inc.	5,224,431	70,269
*	DXC Technology Co.	4,260,545	48,144
*	Everforth Inc.	1,023,847	33,193
*,1	BigBear.ai Holdings Inc.	7,325,773	22,930
*	Grid Dynamics Holdings Inc.	1,705,510	13,610
*,1	Rackspace Technology Inc.	2,079,761	6,510
	Hackett Group Inc.	578,920	6,490
*	Commerce.com Inc.	1,842,448	4,440
*	Unisys Corp.	1,628,015	4,396
*	CoreWeave Inc. Class A	5,657	480
			6,272,626
Semiconductors & Semiconductor Equipment (41.9%)
	NVIDIA Corp.	137,054,413	30,258,873
	Broadcom Inc.	20,833,869	7,715,615
	Micron Technology Inc.	7,442,384	7,135,237
*	Advanced Micro Devices Inc.	10,695,657	5,034,660
*	Intel Corp.	29,384,576	2,630,213
	Lam Research Corp.	8,425,708	2,540,267
	Applied Materials Inc.	5,334,542	2,445,301
	Texas Instruments Inc.	6,201,627	1,618,066
	KLA Corp.	8,956,839	1,571,477
	QUALCOMM Inc.	7,358,078	1,254,405
	Marvell Technology Inc.	5,907,123	1,250,302
	Analog Devices Inc.	3,375,306	1,222,333
	Monolithic Power Systems Inc.	357,651	453,419
	NXP Semiconductors NV	1,914,355	430,041
	Teradyne Inc.	1,213,270	424,438
*	Astera Labs Inc.	1,141,388	338,969
	Microchip Technology Inc.	4,381,004	321,785
*	Credo Technology Group Holding Ltd.	1,401,171	316,931
*,1	ON Semiconductor Corp.	3,302,547	244,686
2

Information Technology Index Fund
		Shares	Market Value• ($000)
	Qnity Electronics Inc.	1,903,241	227,304
	Entegris Inc.	1,487,489	201,242
*	First Solar Inc.	985,694	199,012
	MKS Inc.	692,165	177,360
*	MACOM Technology Solutions Holdings Inc.	657,752	173,535
*	Lattice Semiconductor Corp.	1,493,194	172,225
*	Semtech Corp.	1,170,057	155,571
*	Onto Innovation Inc.	555,388	148,405
*	SiTime Corp.	253,938	143,582
	Skyworks Solutions Inc.	2,010,877	134,749
*	Qorvo Inc.	1,259,349	120,998
*,1	IonQ Inc.	3,066,012	120,525
*	Silicon Laboratories Inc.	536,557	117,533
*	Rambus Inc.	1,345,045	116,602
*	FormFactor Inc.	1,121,084	112,792
*	Impinj Inc.	614,548	107,128
*	Allegro MicroSystems Inc.	2,628,971	95,300
	Amkor Technology Inc.	1,998,603	94,534
*	Diodes Inc.	1,036,681	94,131
*	ACM Research Inc. Class A	1,260,090	91,760
*	Enphase Energy Inc.	2,504,465	91,213
	Kulicke & Soffa Industries Inc.	1,129,242	90,407
*	Cirrus Logic Inc.	816,816	89,449
*	Axcelis Technologies Inc.	743,208	85,714
*	Synaptics Inc.	877,129	84,836
	Universal Display Corp.	1,001,534	83,298
*,1	Rigetti Computing Inc.	5,312,684	83,197
*	MaxLinear Inc.	1,376,581	82,471
*	Ultra Clean Holdings Inc.	1,135,576	77,026
	Power Integrations Inc.	1,410,818	72,488
*	Ambarella Inc.	1,013,702	70,331
*	Veeco Instruments Inc.	1,509,788	66,884
*	Penguin Solutions Inc.	1,192,015	58,504
*	Aehr Test Systems	711,542	56,404
*	Cohu Inc.	1,170,179	53,945
*,1	SolarEdge Technologies Inc.	1,485,530	47,834
*	Ichor Holdings Ltd.	865,074	46,342
*	Navitas Semiconductor Corp.	3,618,792	41,942
*	Photronics Inc.	1,466,674	41,272
*	PDF Solutions Inc.	787,754	35,039
*	CEVA Inc.	677,243	18,319
*,1	indie Semiconductor Inc. Class A	4,901,320	18,208
*	Alpha & Omega Semiconductor Ltd.	642,747	15,850
	NVE Corp.	121,742	12,189
*	Kopin Corp.	167,838	745
*	T1 Energy Inc.	40,358	180
*	Cerebras Systems Inc. Class A	852	157
*	AXT Inc.	2,500	151
			71,435,701
Software (26.0%)
	Microsoft Corp.	38,728,601	19,646,632
*	Palantir Technologies Inc. Class A	14,735,934	2,746,483
*	Palo Alto Networks Inc.	5,541,207	2,117,461
	Oracle Corp.	11,082,746	1,652,659
*	Crowdstrike Holdings Inc. Class A	6,869,604	1,586,879
	Salesforce Inc.	5,587,956	1,439,122
*	ServiceNow Inc.	7,109,959	1,052,203
*	Adobe Inc.	2,869,504	840,162
*	Fortinet Inc.	4,551,013	777,905
	Intuit Inc.	1,919,860	689,806
*	Cadence Design Systems Inc.	2,029,222	687,460
*	Synopsys Inc.	1,345,771	591,587
*	Datadog Inc. Class A	2,326,110	551,381
*	Autodesk Inc.	1,665,375	430,549
	Roper Technologies Inc.	835,136	354,632
*	Workday Inc. Class A	1,673,930	330,518
*	Atlassian Corp. Ltd. Class A	1,451,342	281,807
*	Strategy Inc.	1,897,485	252,252
*	Fair Isaac Corp.	208,874	239,622
3

Information Technology Index Fund
		Shares	Market Value• ($000)
*	Zoom Communications Inc.	2,216,808	214,321
*	PTC Inc.	1,218,349	189,746
*	Nutanix Inc. Class A	2,757,828	189,104
*	Guidewire Software Inc.	919,934	188,357
	Gen Digital Inc. (XNGS)	6,006,585	186,204
*	Zscaler Inc.	971,706	183,055
*	Tyler Technologies Inc.	478,973	178,283
*	Dynatrace Inc.	3,175,799	173,367
*	Samsara Inc. Class A	4,141,961	169,199
*	Trimble Inc.	2,713,599	162,653
*	Manhattan Associates Inc.	728,668	162,631
*	Rubrik Inc. Class A	1,737,474	161,655
*	Docusign Inc.	2,382,050	157,858
*	Unity Software Inc.	3,709,843	156,184
*	JFrog Ltd.	1,464,011	146,504
*	HubSpot Inc.	545,094	142,466
*	Elastic NV	1,348,184	131,515
*	UiPath Inc. Class A	7,044,168	131,515
	InterDigital Inc.	372,845	124,914
*	SentinelOne Inc. Class A	5,385,965	119,030
*	Gitlab Inc. Class A	2,553,171	118,825
*	Procore Technologies Inc.	1,881,141	117,985
*	Zeta Global Holdings Corp. Class A	3,692,054	114,343
*	Qualys Inc.	606,494	112,893
*	Appfolio Inc. Class A	475,288	111,317
	Bentley Systems Inc. Class B	3,005,632	110,457
*	Commvault Systems Inc.	782,035	107,545
*	Box Inc. Class A	3,001,388	107,390
*,1	Aurora Innovation Inc.	19,040,426	107,198
*	Riot Platforms Inc.	5,624,588	106,839
*	Dropbox Inc. Class A	3,019,193	106,245
	RingCentral Inc. Class A	1,524,152	106,111
*	Hut 8 Corp.	1,344,996	105,771
*	ACI Worldwide Inc.	1,969,391	104,929
*	Varonis Systems Inc.	2,372,574	103,848
*	Tenable Holdings Inc.	2,709,333	103,361
*	Circle Internet Group Inc.	1,044,013	99,755
*	Workiva Inc.	1,236,697	98,936
*	BILL Holdings Inc.	1,990,233	97,979
*	Q2 Holdings Inc.	1,482,961	96,452
*,1	D-Wave Quantum Inc.	5,424,394	93,300
	Dolby Laboratories Inc. Class A	1,511,160	93,027
*,1	Terawulf Inc.	6,129,404	92,738
*	CCC Intelligent Solutions Holdings Inc.	12,430,966	92,735
*	MARA Holdings Inc.	7,881,344	84,882
*,1	Cipher Digital Inc.	5,451,958	84,505
*	Core Scientific Inc.	5,042,113	82,186
*	SPS Commerce Inc.	955,595	81,608
	Clear Secure Inc. Class A	1,845,020	81,458
	Pegasystems Inc.	2,196,306	80,846
*	Agilysys Inc.	660,190	76,853
*,1	Cleanspark Inc.	6,501,857	75,552
	Adeia Inc.	2,729,540	68,866
*	Alarm.com Holdings Inc.	1,188,944	68,436
*	Freshworks Inc. Class A	4,800,761	66,827
*	Life360 Inc.	1,550,638	66,460
*	Braze Inc. Class A	1,849,302	62,950
*	Teradata Corp.	2,147,836	62,287
*	Five9 Inc.	1,752,659	60,572
*	Intapp Inc.	1,367,338	59,301
*,1	SoundHound AI Inc. Class A	8,238,206	58,986
*	LiveRamp Holdings Inc.	1,557,908	58,764
*	nCino Inc.	2,591,791	58,574
*	Klaviyo Inc. Class A	2,579,139	53,079
*	Progress Software Corp.	1,078,088	49,883
	A10 Networks Inc.	1,778,334	45,152
*	Blackbaud Inc.	932,034	44,794
*	AvePoint Inc.	3,068,504	42,714
*	BlackLine Inc.	1,079,385	35,857
*	Appian Corp. Class A	806,599	34,643
4

Information Technology Index Fund
		Shares	Market Value• ($000)
*	C3.ai Inc. Class A	3,128,037	33,845
*	Amplitude Inc. Class A	2,236,056	31,528
*	NextNav Inc.	1,832,109	29,076
*,1	Alkami Technology Inc.	1,406,567	28,694
*,1	NCR Voyix Corp.	3,292,276	27,589
*	PagerDuty Inc.	1,875,171	26,515
*	Digital Turbine Inc.	2,455,780	26,424
*	Vertex Inc. Class A	1,842,112	26,084
*,1	Pagaya Technologies Ltd. Class A	1,189,448	25,859
*	Red Violet Inc.	324,755	23,759
*	Sprinklr Inc. Class A	2,886,327	23,697
*	Asana Inc. Class A	2,154,352	22,104
*	Mitek Systems Inc.	1,157,326	21,364
*	Daily Journal Corp.	32,960	20,532
*	Rapid7 Inc.	1,453,465	19,564
*	Consensus Cloud Solutions Inc.	471,486	18,034
*	PAR Technology Corp.	921,516	17,325
*	Netskope Inc. Class A	1,081,446	16,557
	OneSpan Inc.	916,690	15,144
*	Sprout Social Inc. Class A	1,303,841	14,838
*	Yext Inc.	1,712,578	11,594
*	Weave Communications Inc.	1,510,834	11,044
*	Cerence Inc.	1,035,528	8,740
*	I3 Verticals Inc. Class A	475,232	7,627
*	N-able Inc.	1,732,553	6,896
*	Rimini Street Inc.	1,216,111	6,822
*	Blend Labs Inc. Class A	4,236,745	6,567
*	Xperi Inc.	1,075,475	6,388
*	8x8 Inc.	3,086,251	5,802
*	Expensify Inc. Class A	1,480,198	3,730
*	Domo Inc. Class B	833,755	3,152
*	CS Disco Inc.	607,727	2,662
*,1	Digimarc Corp.	345,731	2,067
*,1	Exodus Movement Inc. Class A	101,038	768
*,1	IREN Ltd.	10,424	387
	BitMine Immersion Technologies Inc.	9,066	230
*	Via Transportation Inc. Class A	7,032	196
*	ServiceTitan Inc. Class A	1,931	189
*	Figma Inc. Class A	6,855	188
*	Thryv Holdings Inc.	87,868	168
*	Arteris Inc.	7,396	162
*,1	Veritone Inc.	190,100	151
			44,247,757
Technology Hardware, Storage & Peripherals (19.7%)
	Apple Inc.	85,045,002	26,946,509
*	Sandisk Corp.	995,560	1,559,744
	Seagate Technology Holdings plc	1,518,629	1,258,002
	Western Digital Corp.	2,407,011	1,084,479
	Dell Technologies Inc. Class C	2,136,123	974,093
	Hewlett Packard Enterprise Co.	10,020,894	523,491
	NetApp Inc. (XNGS)	1,649,694	305,672
*	Everpure Inc. Class A	2,700,764	251,036
	HP Inc.	8,348,731	250,629
*	Super Micro Computer Inc. (XNGS)	5,633,849	210,030
[1]	GPGI Inc. Class A	3,860,970	51,042
*,1	Quantum Computing Inc.	5,071,330	41,737
*	Diebold Nixdorf Inc.	369,272	25,051
*	Corsair Gaming Inc.	1,200,672	14,588
*	Eastman Kodak Co.	1,325,808	11,906
[1]	Xerox Holdings Corp.	2,921,336	9,436
*	CPI Card Group Inc.	150,731	4,367
			33,521,812
Total Common Stocks (Cost $93,443,532)			170,119,045
5

Information Technology Index Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[2,3]	Vanguard Market Liquidity Fund, 3.731% (Cost $432,259)	4,323,271	432,284
Total Investments (100.2%) (Cost $93,875,791)			170,551,329
Other Assets and Liabilities—Net (-0.2%)			(304,322)
Net Assets (100.0%)			170,247,007
Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $328,946.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $353,187 was received for securities on loan, of which $352,947 is held in Vanguard Market Liquidity Fund and $240 is held in cash.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini NASDAQ 100 Index	September 2026	171	100,934	(377)

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
IonQ Inc.	8/31/2027	BANA	18,923	(3.380)	—	(1,244)
Strategy Inc.	8/31/2027	BANA	17,122	(3.630)	815	—
					815	(1,244)

1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/(paid) monthly.
BANA—Bank of America, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.
6

Information Technology Index Fund
Statement of Assets and Liabilities
As of August 31, 2026

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $93,443,532)	170,119,045
Affiliated Issuers (Cost $432,259)	432,284
Total Investments in Securities	170,551,329
Investment in Vanguard	3,437
Cash Collateral Pledged—Futures Contracts	8,159
Cash Collateral Pledged—Over-the-Counter Swap Contracts	1,230
Receivables for Investment Securities Sold	1,124,216
Receivables for Accrued Income	85,948
Receivables for Capital Shares Issued	16,314
Variation Margin Receivable—Futures Contracts	78
Unrealized Appreciation—Over-the-Counter Swap Contracts	815
Total Assets	171,791,526
Liabilities
Due to Custodian	25,617
Payables for Investment Securities Purchased	1,126,787
Collateral for Securities on Loan	353,187
Payables for Capital Shares Redeemed	30,932
Payables to Vanguard	6,678
Unrealized Depreciation—Over-the-Counter Swap Contracts	1,244
Other Liabilities	74
Total Liabilities	1,544,519
Net Assets	170,247,007
1 Includes $328,946 of securities on loan.
At August 31, 2026, net assets consisted of:

Paid-in Capital	98,679,468
Total Distributable Earnings (Loss)	71,567,539
Net Assets	170,247,007

ETF Shares—Net Assets[2]
Applicable to 1,224,961,969 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	147,596,806
Net Asset Value Per Share—ETF Shares	$120.49

Admiral™ Shares—Net Assets
Applicable to 45,890,791 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	22,650,201
Net Asset Value Per Share—Admiral Shares	$493.57
2 Shares outstanding and Net Asset Value Per Share adjusted to reflect an 8-for-1 share split. See Notes to Financial Statements for further details.

See accompanying Notes, which are an integral part of the Financial Statements.
7

Information Technology Index Fund
Statement of Operations

Year Ended August 31, 2026
($000)
Investment Income
Income
Dividends[1]	761,870
Interest[2]	4,101
Securities Lending—Net	7,875
Total Income	773,846
Expenses
The Vanguard Group—Note C
Investment Advisory Services	1,434
Management and Administrative—ETF Shares[3]	102,186
Management and Administrative—Admiral Shares[3]	16,012
Marketing and Distribution—ETF Shares	4,281
Marketing and Distribution—Admiral Shares	924
Custodian Fees	295
Auditing Fees	35
Accounting Fees[3]	95
Shareholders’ Reports—ETF Shares[3]	1,322
Shareholders’ Reports—Admiral Shares[3]	65
Trustees’ Fees and Expenses	76
Other Expenses	87
Total Expenses	126,812
Net Investment Income	647,034
Realized Net Gain (Loss)
Investment Securities Sold[2,4]	9,766,577
Futures Contracts	9,415
Swap Contracts	(18,411)
Realized Net Gain (Loss)	9,757,581
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	36,545,701
Futures Contracts	12
Swap Contracts	(423)
Change in Unrealized Appreciation (Depreciation)	36,545,290
Net Increase (Decrease) in Net Assets Resulting from Operations	46,949,905

1	Dividends are net of foreign withholding taxes of $1,193.
2
Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $3,862, $36, and ($2), respectively. Purchases and sales are for temporary cash investment purposes.

3	Certain amounts previously included in Management and Administrative and Shareholders' Reports expenses are now presented as Accounting Fees.
4	Includes $11,172,800 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
8

Information Technology Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2026 ($000)	2025 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	647,034	496,193
Realized Net Gain (Loss)	9,757,581	5,810,773
Change in Unrealized Appreciation (Depreciation)	36,545,290	14,142,063
Net Increase (Decrease) in Net Assets Resulting from Operations	46,949,905	20,449,029
Distributions
ETF Shares	(519,503)	(426,890)
Admiral Shares	(82,106)	(72,703)
Total Distributions	(601,609)	(499,593)
Capital Share Transactions
ETF Shares	7,017,715	7,921,965
Admiral Shares	(167,815)	533,456
Net Increase (Decrease) from Capital Share Transactions	6,849,900	8,455,421
Total Increase (Decrease)	53,198,196	28,404,857
Net Assets
Beginning of Period	117,048,811	88,643,954
End of Period	170,247,007	117,048,811

See accompanying Notes, which are an integral part of the Financial Statements.
9

Information Technology Index Fund
Financial Highlights

ETF Shares
For a Share Outstanding Throughout Each Period[1]	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$87.08	$71.73	$55.60	$43.65	$53.31
Investment Operations
Net Investment Income[2]	.465	.384	.380	.386	.375
Net Realized and Unrealized Gain (Loss) on Investments	33.378	15.357	16.212	11.949	(9.662)
Total from Investment Operations	33.843	15.741	16.592	12.335	(9.287)
Distributions
Dividends from Net Investment Income	(.433)	(.391)	(.462)	(.385)	(.373)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.433)	(.391)	(.462)	(.385)	(.373)
Net Asset Value, End of Period	$120.49	$87.08	$71.73	$55.60	$43.65
Total Return	38.99%	22.02%	29.98%	28.47%	-17.50%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$147,597	$100,504	$75,456	$53,653	$43,558
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.10%[3]	0.10%[3]	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	0.46%	0.50%	0.60%	0.83%	0.76%
Portfolio Turnover Rate[4]	9%	8%	13%	15%	6%

1	Adjusted to reflect an 8-for-1 share split. See Notes to Financial Statements for further details.
2	Calculated based on average shares outstanding.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
10

Information Technology Index Fund
Financial Highlights

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$356.70	$293.83	$227.76	$178.82	$218.38
Investment Operations
Net Investment Income[1]	1.896	1.572	1.550	1.591	1.538
Net Realized and Unrealized Gain (Loss) on Investments	136.749	62.897	66.415	48.931	(39.572)
Total from Investment Operations	138.645	64.469	67.965	50.522	(38.034)
Distributions
Dividends from Net Investment Income	(1.775)	(1.599)	(1.895)	(1.582)	(1.526)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.775)	(1.599)	(1.895)	(1.582)	(1.526)
Net Asset Value, End of Period	$493.57	$356.70	$293.83	$227.76	$178.82
Total Return[2]	38.99%	22.02%	29.98%	28.47%	-17.50%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22,650	$16,545	$13,188	$8,783	$5,994
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.10%[3]	0.10%[3]	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	0.46%	0.50%	0.60%	0.83%	0.75%
Portfolio Turnover Rate[4]	9%	8%	13%	15%	6%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
11

Information Technology Index Fund
Notes to Financial Statements
Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. In February 2026, the board of trustees approved an 8-for-1 share split of the fund’s ETF share class, which occurred after the close of trading on April 20, 2026. Each ETF shareholder who owns shares as of the close of trading on that date received seven additional shares for every share held. Effective April 21, 2026, the ETF shares began trading at the new split-adjusted price. The share split had no effect on fund net assets, but decreased the net asset value per share. Additionally, the share split had no effect on total return.
A.
The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2026, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays or receives a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximately equal to the notional amount of the swap in high-quality temporary cash investments, as well as holds cash and other short-term receivables.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2026, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
12

Information Technology Index Fund
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the tax year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at the higher of the effective federal funds rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2026, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.
Vanguard provides investment advisory services to the fund through its wholly owned subsidiary Vanguard Portfolio Management, LLC.
C.
In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the
FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
From time to time, Vanguard and/or a fund's board of trustees may adjust a fund's fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the fund and its shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). The fund is not obligated to repay these amounts, and Vanguard is not obligated to continue or otherwise repeat these voluntary expense adjustments. Expense adjustments are generally calculated at, and returned to, each share class, as applicable.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2026, the fund had contributed to Vanguard capital in the amount of $3,437,000, representing less than 0.01% of the fund’s net assets and 1.37% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
13

Information Technology Index Fund
D.
Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	170,119,045	—	—	170,119,045
Temporary Cash Investments	432,284	—	—	432,284
Total	170,551,329	—	—	170,551,329

Derivative Financial Instruments
Assets
Swap Contracts	—	815	—	815
Liabilities
Futures Contracts[1]	(377)	—	—	(377)
Swap Contracts	—	(1,244)	—	(1,244)
Total	(377)	(1,244)	—	(1,621)

1
Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

E.
Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.

Permanent differences were reclassified between the following accounts:	Amount ($000)
Paid-in Capital	11,165,303
Total Distributable Earnings (Loss)	(11,165,303)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	61,980
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	76,572,093
Capital Loss Carryforwards	(5,066,534)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	71,567,539
14

Information Technology Index Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2026 Amount ($000)	2025 Amount ($000)
Ordinary Income*	601,609	499,593
Long-Term Capital Gains	—	—
Total	601,609	499,593

*	Includes short-term capital gains, if any.
As of August 31, 2026, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	93,979,236
Gross Unrealized Appreciation	78,885,581
Gross Unrealized Depreciation	(2,313,488)
Net Unrealized Appreciation (Depreciation)	76,572,093
F.
During the year ended August 31, 2026, the fund purchased $12,395,346,000 of investment securities and sold $12,146,951,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $22,370,844,000 and $15,715,060,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2026, such purchases were $64,186,000 and sales were $67,400,000, resulting in net realized loss of $11,170,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.
Capital share transactions for each class of shares were:

	Year Ended August 31,
	2026		2025
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares[1]
Issued	22,851,188	224,181	17,520,596	223,464
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(15,833,473)	(153,400)	(9,598,631)	(121,200)
Net Increase (Decrease)—ETF Shares	7,017,715	70,781	7,921,965	102,264
Admiral Shares
Issued	3,627,329	8,678	3,320,979	10,548
Issued in Lieu of Cash Distributions	74,528	187	66,171	213
Redeemed	(3,869,672)	(9,357)	(2,853,694)	(9,259)
Net Increase (Decrease)—Admiral Shares	(167,815)	(492)	533,456	1,502

1	Shares adjusted to reflect an 8-for-1 share split.
H.
Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.
Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its
15

Information Technology Index Fund
prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
J.
Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
16

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Information Technology Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Information Technology Index Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the five years in the period ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 21, 2026
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
17

Tax information (unaudited)
For corporate shareholders, 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $510,980,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2025. Shareholders will be notified in January 2027 via IRS Form 1099 of the amounts for use in preparing their 2026 income tax return.
The fund hereby designates for the fiscal year $2,003,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Q54870 102026
18

Financial Statements
For the year ended August 31, 2026
Vanguard International Growth Fund

International Growth Fund
Financial Statements
Schedule of Investments
As of August 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.6%)
Australia (0.5%)
	WiseTech Global Ltd.	7,877,575	227,075
Austria (0.6%)
	Erste Group Bank AG	1,986,931	279,270
Belgium (1.1%)
*	Argenx SE	431,706	443,160
	UCB SA	136,469	34,162
			477,322
Brazil (1.6%)
*	NU Holdings Ltd. Class A	43,670,885	635,411
	Raia Drogasil SA	21,463,917	81,191
			716,602
Canada (2.9%)
*	Shopify Inc. Class A (XTSE)	3,265,522	481,240
	Royal Bank of Canada	2,097,642	428,927
	Toronto-Dominion Bank	2,456,258	297,154
	Kinross Gold Corp.	3,648,157	111,926
			1,319,247
China (8.0%)
	Tencent Holdings Ltd.	14,715,300	845,176
	BYD Co. Ltd. Class H	62,632,000	691,322
	Contemporary Amperex Technology Co. Ltd. Class A (XSHE)	9,022,800	487,580
*,1	Meituan Class B	29,033,368	290,459
*	PDD Holdings Inc. ADR	3,307,551	277,834
	Contemporary Amperex Technology Co. Ltd. Class A	4,340,959	234,579
*,1	Wuxi Biologics Cayman Inc.	35,772,000	221,860
*,1	Innovent Biologics Inc.	11,778,500	155,357
	Shenzhen Inovance Technology Co. Ltd. Class A	16,759,278	154,144
	Tencent Music Entertainment Group ADR	13,399,931	110,817
*,1	Akeso Inc.	9,318,000	106,745
			3,575,873
Denmark (3.4%)
	DSV A/S	2,843,568	597,508
	Vestas Wind Systems A/S	9,586,014	317,879
	Novo Nordisk A/S Class B	4,836,172	219,020
*	Genmab A/S	615,416	203,377
	Ambu A/S Class B	13,794,715	152,159
*	Zealand Pharma A/S	974,798	45,352
			1,535,295
France (6.6%)
	L'Oreal SA (XPAR)	1,465,941	652,720
	Air Liquide SA (XPAR)	2,418,056	475,690
	Hermes International SCA	236,720	433,057
	Schneider Electric SE	1,019,921	349,099
	TotalEnergies SE (TQEX)	3,901,855	343,808
	LVMH Moet Hennessy Louis Vuitton SE	483,408	253,437
	Legrand SA	1,521,718	241,436
	Safran SA	298,993	116,858
*	SOITEC	785,268	105,110
			2,971,215
Germany (2.8%)
	SAP SE	1,749,020	384,942
	Infineon Technologies AG	3,608,723	235,242
[2]	Beiersdorf AG	2,228,721	204,051
	Bayer AG (Registered)	2,884,764	164,193
	Bayerische Motoren Werke AG (XETR)	2,137,993	153,391
1

International Growth Fund
		Shares	Market Value• ($000)
	Siemens AG (Registered)	366,406	121,467
			1,263,286
Hong Kong (1.4%)
	AIA Group Ltd.	64,148,200	620,159
India (1.7%)
	HDFC Bank Ltd.	53,298,325	395,953
	Reliance Industries Ltd.	13,719,637	183,844
*,2	MakeMyTrip Ltd.	2,828,169	164,769
*,3,4	ANI Technologies Private Ltd. PP (Acquired 12/1/2015, Cost $5,969)	166,185	669
			745,235
Indonesia (0.3%)
	Bank Central Asia Tbk PT	410,518,900	149,859
Israel (0.2%)
*,2	Wix.com Ltd.	1,145,155	101,060
Italy (2.8%)
	Ferrari NV	1,235,119	522,914
	FinecoBank Banca Fineco SpA	10,558,077	290,644
	Prysmian SpA	1,756,408	245,505
	Brunello Cucinelli SpA	1,745,848	178,050
			1,237,113
Japan (12.8%)
	Keyence Corp.	1,802,600	939,238
	Advantest Corp.	3,160,500	661,453
	Recruit Holdings Co. Ltd.	5,507,400	623,733
	MS&AD Insurance Group Holdings Inc.	13,134,400	417,178
	Mitsubishi UFJ Financial Group Inc.	16,664,700	379,932
	Unicharm Corp.	55,001,100	343,614
	Disco Corp.	824,400	295,955
	Lasertec Corp.	1,195,000	249,710
	ITOCHU Corp.	16,909,400	223,027
	KDDI Corp.	11,000,600	203,212
	Terumo Corp.	11,616,400	183,064
	Daikin Industries Ltd.	1,289,000	166,025
	Hoya Corp.	1,046,800	160,292
	SBI Holdings Inc.	7,672,900	158,516
	Mitsubishi Electric Corp.	4,378,500	151,613
	Fast Retailing Co. Ltd.	276,100	124,576
	SMC Corp.	283,300	124,182
	Sony Group Corp.	4,990,700	123,325
	SoftBank Group Corp.	3,078,700	99,179
	Shimano Inc.	719,200	89,546
			5,717,370
Netherlands (6.4%)
	ASML Holding NV	910,488	1,544,217
*,1	Adyen NV	658,461	797,570
	EXOR NV	3,787,422	321,947
	Heineken NV	2,537,314	214,217
			2,877,951
Norway (0.5%)
	DNB Bank ASA	6,982,590	237,806
Singapore (3.7%)
*	Sea Ltd. ADR	10,189,052	1,156,254
	DBS Group Holdings Ltd.	8,237,600	500,940
			1,657,194
South Korea (4.2%)
	SK Hynix Inc. (XKRX)	537,640	650,699
	Samsung Electronics Co. Ltd. (XKRX)	3,254,664	614,425
*	Coupang Inc.	21,648,949	347,682
	KB Financial Group Inc.	1,258,302	157,846
	Kia Corp.	694,278	66,226
	Hanwha Aerospace Co. Ltd.	63,220	50,759
			1,887,637
2

International Growth Fund
		Shares	Market Value• ($000)
Spain (1.5%)
	Banco Bilbao Vizcaya Argentaria SA	13,011,763	376,462
	Iberdrola SA	6,481,729	150,906
	Industria de Diseno Textil SA	2,168,479	145,768
			673,136
Sweden (5.1%)
*	Spotify Technology SA	2,246,714	1,221,359
	Atlas Copco AB Class A	40,405,130	867,172
	Svenska Handelsbanken AB Class A	6,813,213	104,997
*	Kinnevik AB Class B	10,603,142	67,722
			2,261,250
Switzerland (7.4%)
	Roche Holding AG	1,904,870	830,373
	Lonza Group AG (Registered)	1,027,149	732,002
	Galderma Group AG	2,089,647	433,293
	Sika AG (Registered)	1,646,154	390,460
	Cie Financiere Richemont SA Class A (Registered)	1,317,031	313,450
	Chocoladefabriken Lindt & Spruengli AG	16,741	181,148
	Alcon AG	2,258,155	163,497
	Belimo Holding AG (Registered)	144,632	152,853
	Temenos AG (Registered)	1,318,670	121,248
			3,318,324
Taiwan (7.8%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	42,606,000	3,201,918
	Hon Hai Precision Industry Co. Ltd.	22,943,000	180,717
	MediaTek Inc.	709,000	87,721
			3,470,356
United Kingdom (7.4%)
	RELX plc	15,244,815	547,003
*	Wise Group plc Class A	38,601,551	503,740
	Shell plc (XETR)	9,420,886	432,020
	London Stock Exchange Group plc	2,393,923	290,164
	AstraZeneca plc	1,780,098	286,984
	Haleon plc	53,533,001	266,651
	HSBC Holdings plc	11,764,539	240,978
	Reckitt Benckiser Group plc (XLON)	3,033,115	209,471
	Sage Group plc	10,630,299	155,392
	Rio Tinto plc	1,451,282	148,750
	BAE Systems plc	4,153,427	113,952
	Shell plc	2,264,559	104,147
*,3,4,5	Brandtech Group LLC PP Class A (Acquired 9/23/2015, Cost $44,800)	33,633,606	15,034
			3,314,286
United States (6.9%)
*	MercadoLibre Inc.	701,990	1,359,193
*	Moderna Inc.	4,297,329	603,087
	NVIDIA Corp.	2,180,775	481,471
*	Atlassian Corp. Ltd. Class A	2,199,292	427,037
*	ARM Holdings plc ADR	532,374	128,787
	Booking Holdings Inc.	420,357	83,689
			3,083,264
Total Common Stocks (Cost $27,029,583)			43,717,185
Preferred Stock (0.9%)
	Sartorius AG Preference Shares (Cost $615,887)	1,344,590	387,651
3

International Growth Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (1.8%)
Money Market Fund (1.8%)
[6,7]	Vanguard Market Liquidity Fund, 3.731% (Cost $795,291)	7,953,544	795,275
Total Investments (100.3%) (Cost $28,440,761)			44,900,111
Other Assets and Liabilities—Net (-0.3%)			(134,584)
Net Assets (100%)			44,765,527
Cost is in $000.

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2026, the aggregate value was $1,571,991, representing 3.5% of net assets.

2Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $197,003.
3Restricted securities totaling $15,703, representing 0.0% of net assets.
4Security value determined using significant unobservable inputs.
5Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
6Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7Collateral of $211,750 was received for securities on loan.

ADR—American Depositary Receipt.
PP—Private Placement.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
MSCI EAFE Index	September 2026	1,735	280,098	(853)
MSCI Emerging Markets Index	September 2026	1,540	131,755	1,703
				850

Forward Currency Contracts
Counterparty	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
			Receive		Deliver
HSBC Bank plc	9/16/2026	SEK	85,042	USD	8,915	—	(28)
JPMorgan Chase Bank, N.A.	9/16/2026	USD	11,050	EUR	9,550	—	(50)
Bank of Montreal	9/16/2026	USD	20,232	SEK	190,539	320	—
						320	(78)

EUR—euro.
SEK—Swedish krona.
USD—U.S. dollar.
At August 31, 2026, the counterparties had deposited in segregated accounts securities with a value of $549 in connection with open forward currency contracts.

See accompanying Notes, which are an integral part of the Financial Statements.
4

International Growth Fund
Statement of Assets and Liabilities
As of August 31, 2026

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $27,600,670)	44,089,802
Affiliated Issuers (Cost $840,091)	810,309
Total Investments in Securities	44,900,111
Investment in Vanguard	933
Cash Collateral Pledged—Futures Contracts	17,859
Foreign Currency, at Value (Cost $30,073)	25,639
Receivables for Investment Securities Sold	57,764
Receivables for Accrued Income	113,558
Receivables for Capital Shares Issued	8,889
Unrealized Appreciation—Forward Currency Contracts	320
Other Assets	1,269
Total Assets	45,126,342
Liabilities
Due to Custodian	322
Payables for Investment Securities Purchased	85,539
Collateral for Securities on Loan	211,750
Payables to Investment Advisor	10,584
Payables for Capital Shares Redeemed	40,172
Payables to Vanguard	4,385
Variation Margin Payable—Futures Contracts	1,065
Unrealized Depreciation—Forward Currency Contracts	78
Deferred Foreign Capital Gains Taxes	6,920
Total Liabilities	360,815
Net Assets	44,765,527
1 Includes $197,003 of securities on loan.
At August 31, 2026, net assets consisted of:

Paid-in Capital	24,168,711
Total Distributable Earnings (Loss)	20,596,816
Net Assets	44,765,527

Investor Shares—Net Assets
Applicable to 144,837,729 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,763,368
Net Asset Value Per Share—Investor Shares	$39.79

Admiral™ Shares—Net Assets
Applicable to 308,146,637 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	39,002,159
Net Asset Value Per Share—Admiral Shares	$126.57

See accompanying Notes, which are an integral part of the Financial Statements.
5

International Growth Fund
Statement of Operations

Year Ended August 31, 2026
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	522,819
Interest—Unaffiliated Issuers	747
Interest—Affiliated Issuers	23,750
Securities Lending—Net	979
Total Income	548,295
Expenses
Investment Advisory Fees—Note B
Basic Fee	62,821
Performance Adjustment	(19,017)
The Vanguard Group—Note C
Management and Administrative—Investor Shares[2]	14,137
Management and Administrative—Admiral Shares[2]	50,307
Marketing and Distribution—Investor Shares	308
Marketing and Distribution—Admiral Shares	1,476
Custodian Fees	2,113
Auditing Fees	49
Accounting Fees[2]	106
Shareholders’ Reports—Investor Shares[2]	122
Shareholders’ Reports—Admiral Shares[2]	276
Trustees’ Fees and Expenses	24
Other Expenses	601
Total Expenses	113,323
Net Investment Income	434,972
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	5,020,343
Investment Securities Sold—Affiliated Issuers	5
Futures Contracts	80,986
Forward Currency Contracts	436
Foreign Currencies	(2,023)
Realized Net Gain (Loss)	5,099,747
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers[3]	460,195
Investment Securities—Affiliated Issuers	(56,970)
Futures Contracts	(10,416)
Forward Currency Contracts	579
Foreign Currencies	(4,442)
Change in Unrealized Appreciation (Depreciation)	388,946
Net Increase (Decrease) in Net Assets Resulting from Operations	5,923,665

1	Dividends are net of foreign withholding taxes of $50,578.
2	Certain amounts previously included in Management and Administrative and Shareholders' Reports expenses are now presented as Accounting Fees.
3	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of ($19,531).

See accompanying Notes, which are an integral part of the Financial Statements.
6

International Growth Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2026 ($000)	2025 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	434,972	380,163
Realized Net Gain (Loss)	5,099,747	1,964,996
Change in Unrealized Appreciation (Depreciation)	388,946	3,542,248
Net Increase (Decrease) in Net Assets Resulting from Operations	5,923,665	5,887,407
Distributions
Investor Shares	(361,980)	(576,699)
Admiral Shares	(2,534,728)	(3,269,566)
Total Distributions	(2,896,708)	(3,846,265)
Capital Share Transactions
Investor Shares	(774,941)	(947,711)
Admiral Shares	(2,970,743)	(786,661)
Net Increase (Decrease) from Capital Share Transactions	(3,745,684)	(1,734,372)
Total Increase (Decrease)	(718,727)	306,770
Net Assets
Beginning of Period	45,484,254	45,177,484
End of Period	44,765,527	45,484,254

See accompanying Notes, which are an integral part of the Financial Statements.
7

International Growth Fund
Financial Highlights

Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$37.27	$35.79	$31.27	$30.33	$54.50
Investment Operations
Net Investment Income[1]	.326	.260	.269	.313	.362
Net Realized and Unrealized Gain (Loss) on Investments	4.613	4.312	4.836	2.588	(18.463)
Total from Investment Operations	4.939	4.572	5.105	2.901	(18.101)
Distributions
Dividends from Net Investment Income	(.402)	(.264)	(.323)	(.390)	(.407)
Distributions from Realized Capital Gains	(2.017)	(2.828)	(.262)	(1.571)	(5.662)
Total Distributions	(2.419)	(3.092)	(.585)	(1.961)	(6.069)
Net Asset Value, End of Period	$39.79	$37.27	$35.79	$31.27	$30.33
Total Return[2]	14.19%	14.14%	16.57%	9.82%	-36.53%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,763	$6,137	$6,838	$6,340	$6,243
Ratio of Total Expenses to Average Net Assets[3]	0.36%	0.38%	0.37%[4]	0.42%	0.45%[5]
Ratio of Net Investment Income to Average Net Assets	0.87%	0.74%	0.83%	1.02%	0.91%
Portfolio Turnover Rate	25%	23%	20%	14%	15%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.02%), (0.03%), 0.01%, and 0.04%.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.37%.
5	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.45%.

See accompanying Notes, which are an integral part of the Financial Statements.
8

International Growth Fund
Financial Highlights

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$118.59	$113.87	$99.47	$96.50	$173.47
Investment Operations
Net Investment Income[1]	1.179	.977	.967	1.101	1.290
Net Realized and Unrealized Gain (Loss) on Investments	14.657	13.711	15.390	8.228	(58.729)
Total from Investment Operations	15.836	14.688	16.357	9.329	(57.439)
Distributions
Dividends from Net Investment Income	(1.436)	(.969)	(1.125)	(1.358)	(1.502)
Distributions from Realized Capital Gains	(6.420)	(8.999)	(.832)	(5.001)	(18.029)
Total Distributions	(7.856)	(9.968)	(1.957)	(6.359)	(19.531)
Net Asset Value, End of Period	$126.57	$118.59	$113.87	$99.47	$96.50
Total Return[2]	14.32%	14.29%	16.70%	9.92%	-36.46%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$39,002	$39,348	$38,339	$37,193	$36,435
Ratio of Total Expenses to Average Net Assets[3]	0.24%	0.26%	0.26%[4]	0.31%	0.34%[5]
Ratio of Net Investment Income to Average Net Assets	0.99%	0.88%	0.94%	1.13%	1.02%
Portfolio Turnover Rate	25%	23%	20%	14%	15%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.02%), (0.03%), 0.01%, and 0.04%.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.26%.
5	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.34%.

See accompanying Notes, which are an integral part of the Financial Statements.
9

International Growth Fund
Notes to Financial Statements
Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.
The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2026, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. Risks associated with these types of forward currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended August 31, 2026, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
10

International Growth Fund
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the tax year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at the higher of the effective federal funds rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2026, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon applicable net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.
The investment advisory firms Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. each provide investment advisory services to a portion of the fund. The basic fee for each advisor is calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years.
Vanguard, through its wholly owned subsidiary Vanguard Portfolio Management, LLC, manages the cash reserves of the fund as described below.
For the year ended August 31, 2026, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.14% of the fund’s average net assets, before a net decrease of $19,017,000 (0.04%) based on performance.
11

International Growth Fund
C.
In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the
FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
From time to time, Vanguard and/or a fund’s board of trustees may adjust a fund’s fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the fund and its shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). The fund is not obligated to repay these amounts, and Vanguard is not obligated to continue or otherwise repeat these voluntary expense adjustments. Expense adjustments are generally calculated at, and returned to, each share class, as applicable.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2026, the fund had contributed to Vanguard capital in the amount of $933,000, representing less than 0.01% of the fund’s net assets and 0.37% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.
Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	5,119,113	—	—	5,119,113
Common Stocks—Other	3,379,775	35,202,594	15,703	38,598,072
Preferred Stock	—	387,651	—	387,651
Temporary Cash Investments	795,275	—	—	795,275
Total	9,294,163	35,590,245	15,703	44,900,111

Derivative Financial Instruments
Assets
Futures Contracts[1]	1,703	—	—	1,703
Forward Currency Contracts	—	320	—	320
Total	1,703	320	—	2,023
Liabilities
Futures Contracts[1]	(853)	—	—	(853)
Forward Currency Contracts	—	(78)	—	(78)
Total	(853)	(78)	—	(931)

1
Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

E.
At August 31, 2026, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:
Statement of Assets and Liabilities	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	1,703	—	1,703
Unrealized Appreciation—Forward Currency Contracts	—	320	320
Total Assets	1,703	320	2,023

Unrealized Depreciation—Futures Contracts[1]	(853)	—	(853)
Unrealized Depreciation—Forward Currency Contracts	—	(78)	(78)
Total Liabilities	(853)	(78)	(931)

1
Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of
Assets and Liabilities.

12

International Growth Fund
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2026, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	80,986	—	80,986
Forward Currency Contracts	—	436	436
Realized Net Gain (Loss) on Derivatives	80,986	436	81,422
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(10,416)	—	(10,416)
Forward Currency Contracts	—	579	579
Change in Unrealized Appreciation (Depreciation) on Derivatives	(10,416)	579	(9,837)
F.
Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.

Permanent differences were reclassified between the following accounts:	Amount ($000)
Paid-in Capital	353,267
Total Distributable Earnings (Loss)	(353,267)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	773,402
Undistributed Long-Term Gains	3,573,306
Net Unrealized Gains (Losses)	16,255,022
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	(4,914)
Total	20,596,816
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2026 Amount ($000)	2025 Amount ($000)
Ordinary Income*	587,993	472,929
Long-Term Capital Gains	2,308,715	3,373,336
Total	2,896,708	3,846,265

*	Includes short-term capital gains, if any.
As of August 31, 2026, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	28,638,388
Gross Unrealized Appreciation	18,441,163
Gross Unrealized Depreciation	(2,179,440)
Net Unrealized Appreciation (Depreciation)	16,261,723
G.
During the year ended August 31, 2026, the fund purchased $10,783,304,000 of investment securities and sold $16,914,280,000 of investment securities, other than temporary cash investments.
13

International Growth Fund
H.
Capital share transactions for each class of shares were:

	Year Ended August 31,
	2026		2025
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	511,783	13,608	547,340	15,696
Issued in Lieu of Cash Distributions	343,686	9,890	550,764	17,110
Redeemed	(1,630,410)	(43,295)	(2,045,815)	(59,239)
Net Increase (Decrease)—Investor Shares	(774,941)	(19,797)	(947,711)	(26,433)
Admiral Shares
Issued	3,372,535	28,425	3,563,756	32,306
Issued in Lieu of Cash Distributions	2,256,729	20,434	2,913,569	28,472
Redeemed	(8,600,007)	(72,515)	(7,263,986)	(65,658)
Net Increase (Decrease)—Admiral Shares	(2,970,743)	(23,656)	(786,661)	(4,880)
I.
Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than
5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Aug. 31, 2025 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Aug. 31, 2026 Market Value ($000)
Brandtech Group Class A	71,976	—	—	—	(56,942)	—	—	15,034
Vanguard Market Liquidity Fund	682,833	NA1	NA1	5	(28)	23,750	—	795,275
Total	754,809	—	—	5	(56,970)	23,750	—	810,309

1	Not applicable—purchases and sales are for temporary cash investment purposes.
J.
Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
K.
Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
L.
Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
14

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard International Growth Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the five years in the period ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, portfolio companies, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 21, 2026
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
15

Tax information (unaudited)
For corporate shareholders, 0.5%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $447,624,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2025. Shareholders will be notified in January 2027 via IRS Form 1099 of the amounts for use in preparing their 2026 income tax return.
The fund hereby designates for the fiscal year $12,319,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $2,592,339,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund designates to shareholders foreign source income of $544,288,000 and foreign taxes paid of $32,576,000, or if subsequently determined to be different, the maximum amounts allowable by law. Form 1099-DIV reports calendar-year amounts that can be included on the income tax return of shareholders.
Q810 102026
16

Financial Statements
For the year ended August 31, 2026
Vanguard Morningstar Mega Cap Index Fund
(formerly Vanguard Mega Cap Index Fund)

Morningstar Mega Cap Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.8%)
Basic Materials (0.9%)
	Linde plc	92,721	45,394
	Freeport-McMoRan Inc.	287,880	21,804
	Ecolab Inc.	50,648	14,344
	Newmont Corp. (XNYS)	107,500	13,551
	Air Products & Chemicals Inc.	22,416	6,937
			102,030
Consumer Discretionary (11.9%)
*	Amazon.com Inc.	1,941,731	504,403
*	Tesla Inc.	564,940	207,870
	Walmart Inc.	879,327	92,215
	Costco Wholesale Corp.	88,986	83,993
*	Netflix Inc.	844,485	68,445
	Home Depot Inc.	200,070	65,589
	McDonald's Corp.	142,336	37,511
	Walt Disney Co.	348,693	37,502
	Booking Holdings Inc.	155,446	30,948
*	Uber Technologies Inc.	408,503	30,903
	TJX Cos. Inc.	222,073	29,738
	Starbucks Corp.	228,538	24,282
	Lowe's Cos. Inc.	112,438	23,016
*	O'Reilly Automotive Inc.	165,718	14,716
*	Airbnb Inc. Class A	79,964	14,651
	Marriott International Inc. Class A	42,211	14,426
	Hilton Worldwide Holdings Inc.	22,925	7,251
	NIKE Inc. Class B	120,763	4,717
			1,292,176
Consumer Staples (3.1%)
	Procter & Gamble Co.	467,361	67,824
	Coca-Cola Co.	690,625	61,238
	Philip Morris International Inc.	312,729	58,574
	PepsiCo Inc.	273,794	38,424
	CVS Health Corp.	255,949	24,036
	Altria Group Inc.	334,797	22,927
	McKesson Corp.	24,075	21,314
	Mondelez International Inc. Class A	256,849	15,943
	Colgate-Palmolive Co.	160,057	14,376
*	Monster Beverage Corp.	275,767	12,663
			337,319
Energy (2.5%)
	ExxonMobil Holdings Corp.	831,281	133,795
	Chevron Corp.	379,497	78,229
	ConocoPhillips	244,533	32,398
	EOG Resources Inc.	106,495	15,437
	Williams Cos. Inc.	123,172	9,244
	Kinder Morgan Inc.	190,433	6,140
			275,243
Financials (9.3%)
	JPMorgan Chase & Co. (XNYS)	537,436	191,338
*	Berkshire Hathaway Inc. Class B	347,912	175,358
	Bank of America Corp. (XNYS)	1,281,177	79,356
	Goldman Sachs Group Inc. (XNYS)	55,152	56,580
	Wells Fargo & Co.	613,722	53,020
	Morgan Stanley	237,146	50,588
	Citigroup Inc. (XNYS)	342,059	45,022
	Charles Schwab Corp.	331,635	36,420
	Blackrock Inc.	28,039	32,402
	Progressive Corp.	117,003	25,516
	S&P Global Inc.	57,758	25,173
1

Morningstar Mega Cap Index Fund
		Shares	Market Value• ($000)
	Chubb Ltd.	69,998	23,701
	Bank of New York Mellon Corp.	137,468	22,171
	Blackstone Inc.	148,711	21,301
	CME Group Inc.	72,520	20,705
	PNC Financial Services Group Inc.	80,461	19,281
	US Bancorp	310,902	19,145
	Marsh & McLennan Cos. Inc.	96,399	18,297
	Intercontinental Exchange Inc.	113,063	18,169
	Moody's Corp.	29,905	15,091
	KKR & Co. Inc.	135,623	14,881
*	Berkshire Hathaway Inc. Class A	16	12,106
	Interactive Brokers Group Inc. Class A	85,248	8,294
	Travelers Cos. Inc.	21,388	7,827
	Aon plc Class A (XNYS)	20,425	6,567
	Truist Financial Corp.	125,462	6,220
	Apollo Global Management Inc.	40,639	5,551
			1,010,080
Health Care (9.0%)
	Eli Lilly & Co.	169,990	196,633
	Johnson & Johnson	482,837	128,362
	AbbVie Inc.	354,373	90,868
	Merck & Co. Inc.	495,425	73,204
	UnitedHealth Group Inc.	182,178	70,942
	Amgen Inc.	108,101	46,471
	Thermo Fisher Scientific Inc.	74,618	46,047
	Abbott Laboratories	349,645	38,587
	Gilead Sciences Inc.	249,224	36,471
	Pfizer Inc.	1,143,430	32,542
*	Vertex Pharmaceuticals Inc.	50,900	27,716
	Bristol-Myers Squibb Co.	409,293	27,345
	Danaher Corp.	127,758	27,284
*	Intuitive Surgical Inc.	71,065	26,782
	Medtronic plc	257,263	23,321
	Stryker Corp.	69,166	22,396
	Elevance Health Inc. (XNYS)	42,205	16,567
	Cigna Group	52,912	14,608
*	Boston Scientific Corp.	297,007	14,345
	HCA Healthcare Inc.	31,276	12,962
	Regeneron Pharmaceuticals Inc.	10,373	8,289
			981,742
Industrials (8.9%)
	Visa Inc. Class A (XNYS)	332,863	126,278
	Mastercard Inc. Class A	158,335	93,308
	Caterpillar Inc. (XNYS)	92,384	73,674
	General Electric Co.	209,208	70,233
	RTX Corp.	269,948	56,076
	GE Vernova Inc.	53,891	48,423
	American Express Co.	109,604	36,188
	Union Pacific Corp.	119,179	35,834
	Deere & Co.	51,470	33,708
*	Boeing Co.	158,299	32,891
	Eaton Corp. plc	77,950	31,327
	Capital One Financial Corp.	124,733	26,757
	Lockheed Martin Corp.	46,239	25,951
	Parker-Hannifin Corp.	25,283	24,763
	Accenture plc Class A	122,828	23,308
	Automatic Data Processing Inc.	80,029	22,901
	Trane Technologies plc	44,301	19,687
	General Dynamics Corp.	51,442	19,103
	CSX Corp.	371,816	18,780
	3M Co.	104,433	17,945
	Emerson Electric Co.	112,098	17,088
	Sherwin-Williams Co.	46,883	15,884
	United Parcel Service Inc. Class B (XNYS)	149,454	15,578
	Northrop Grumman Corp.	28,605	15,438
	Illinois Tool Works Inc.	54,667	15,054
	Honeywell International Inc.	63,580	13,576
*	Honeywell Aerospace Inc.	63,580	10,053
	Johnson Controls International plc	61,443	8,494
2

Morningstar Mega Cap Index Fund
		Shares	Market Value• ($000)
	Norfolk Southern Corp.	22,620	7,754
	FedEx Corp.	21,613	7,076
	Cintas Corp.	34,244	6,910
			970,040
Real Estate (0.9%)
	Welltower Inc.	141,660	33,466
	Prologis Inc.	190,156	26,606
	Equinix Inc.	19,774	20,698
	American Tower Corp.	93,215	16,378
			97,148
Technology (50.1%)
	NVIDIA Corp.	4,611,063	1,018,031
	Apple Inc.	2,945,810	933,380
	Microsoft Corp.	1,489,874	755,798
	Alphabet Inc. Class A	1,177,677	399,645
	Broadcom Inc.	949,637	351,689
	Alphabet Inc. Class C	935,244	313,690
	Meta Platforms Inc. Class A	440,450	252,087
	Micron Technology Inc.	226,184	216,849
*	Advanced Micro Devices Inc.	327,039	153,944
*	Palantir Technologies Inc. Class A	437,362	81,516
	Lam Research Corp.	250,824	75,621
*	Intel Corp.	843,113	75,467
	Applied Materials Inc.	159,251	72,999
*	Palo Alto Networks Inc.	163,618	62,523
	Oracle Corp.	346,093	51,609
	Texas Instruments Inc.	182,578	47,636
*	Sandisk Corp.	29,700	46,531
	KLA Corp.	262,026	45,972
*	Crowdstrike Holdings Inc. Class A	194,220	44,865
	International Business Machines Corp.	188,490	44,082
	Salesforce Inc.	156,011	40,179
	Amphenol Corp. Class A	246,492	39,081
	Marvell Technology Inc.	179,956	38,090
	QUALCOMM Inc.	211,282	36,019
	Analog Devices Inc.	97,603	35,346
*	ServiceNow Inc.	206,487	30,558
	Dell Technologies Inc. Class C	58,658	26,749
*	Adobe Inc.	80,869	23,678
	Corning Inc.	155,035	23,058
	Intuit Inc.	55,087	19,793
*	Cadence Design Systems Inc.	55,268	18,724
	Seagate Technology Holdings plc	22,492	18,632
*	AppLovin Corp. Class A	55,201	17,226
*	Synopsys Inc.	38,351	16,859
	Western Digital Corp.	34,576	15,578
*	Snowflake Inc.	33,157	10,989
*	Fortinet Inc.	62,708	10,719
			5,465,212
Telecommunications (2.3%)
	Cisco Systems Inc.	711,376	78,600
*	Arista Networks Inc.	214,903	42,054
	Verizon Communications Inc.	754,613	37,746
	AT&T Inc.	1,394,793	36,111
	Comcast Corp. Class A	713,049	18,981
*	Space Exploration Technologies Corp. Class A	118,571	17,038
	T-Mobile US Inc.	86,617	15,629
			246,159
Utilities (0.9%)
	NextEra Energy Inc.	418,761	34,481
	Southern Co.	226,164	19,902
	Duke Energy Corp.	155,921	18,697
	Waste Management Inc.	80,414	17,604
	American Electric Power Co. Inc.	54,769	6,705
	Republic Services Inc.	20,130	4,447
			101,836
Total Common Stocks (Cost $6,371,385)			10,878,985
3

Morningstar Mega Cap Index Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[1]	Vanguard Market Liquidity Fund, 3.731% (Cost $11,274)	112,746	11,274
Total Investments (99.9%) (Cost $6,382,659)			10,890,259
Other Assets and Liabilities—Net (0.1%)			9,237
Net Assets (100%)			10,899,496
Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2026	41	15,783	127

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Elevance Health Inc.	2/1/2027	CITNA	382	(4.130)	—	(4)
Elevance Health Inc.	8/31/2027	BANA	119	(4.280)	—	(2)
Goldman Sachs Group Inc.	2/1/2027	CITNA	845	(4.380)	19	—
Goldman Sachs Group Inc.	8/31/2027	BANA	3,346	(4.447)	—	(107)
					19	(113)

1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/(paid) monthly.
BANA—Bank of America, N.A.
CITNA—Citibank, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.
4

Morningstar Mega Cap Index Fund
Statement of Assets and Liabilities
As of August 31, 2026

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $6,371,385)	10,878,985
Affiliated Issuers (Cost $11,274)	11,274
Total Investments in Securities	10,890,259
Investment in Vanguard	226
Cash	36
Cash Collateral Pledged—Futures Contracts	1,070
Receivables for Investment Securities Sold	13
Receivables for Accrued Income	8,349
Receivables for Capital Shares Issued	1
Unrealized Appreciation—Over-the-Counter Swap Contracts	19
Total Assets	10,899,973
Liabilities
Payables for Investment Securities Purchased	78
Payables to Vanguard	239
Variation Margin Payable—Futures Contracts	47
Unrealized Depreciation—Over-the-Counter Swap Contracts	113
Total Liabilities	477
Net Assets	10,899,496
At August 31, 2026, net assets consisted of:

Paid-in Capital	6,662,428
Total Distributable Earnings (Loss)	4,237,068
Net Assets	10,899,496

ETF Shares—Net Assets
Applicable to 36,709,267 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	10,333,740
Net Asset Value Per Share—ETF Shares	$281.50

Institutional Shares—Net Assets
Applicable to 1,019,326 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	565,756
Net Asset Value Per Share—Institutional Shares	$555.03

See accompanying Notes, which are an integral part of the Financial Statements.
5

Morningstar Mega Cap Index Fund
Statement of Operations

Year Ended August 31, 2026
($000)
Investment Income
Income
Dividends	107,502
Interest[1]	616
Securities Lending—Net	4
Total Income	108,122
Expenses
The Vanguard Group—Note C
Investment Advisory Services	107
Management and Administrative—ETF Shares[2]	4,760
Management and Administrative—Institutional Shares[2]	385
Marketing and Distribution—ETF Shares	322
Marketing and Distribution—Institutional Shares	28
Custodian Fees	21
Auditing Fees	35
Accounting Fees[2]	43
Shareholders’ Reports—ETF Shares[2]	168
Shareholders’ Reports—Institutional Shares[2]	1
Trustees’ Fees and Expenses	6
Other Expenses	15
Total Expenses	5,891
Net Investment Income	102,231
Realized Net Gain (Loss)
Investment Securities Sold[1,3]	775,921
Futures Contracts	1,293
Swap Contracts	604
Realized Net Gain (Loss)	777,818
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	999,907
Futures Contracts	46
Swap Contracts	(94)
Change in Unrealized Appreciation (Depreciation)	999,859
Net Increase (Decrease) in Net Assets Resulting from Operations	1,879,908

1
Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $585, less than $1, and less than $1, respectively. Purchases and sales are for temporary cash investment purposes.

2	Certain amounts previously included in Management and Administrative and Shareholders' Reports expenses are now presented as Accounting Fees.
3	Includes $862,178 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
6

Morningstar Mega Cap Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2026 ($000)	2025 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	102,231	78,534
Realized Net Gain (Loss)	777,818	176,634
Change in Unrealized Appreciation (Depreciation)	999,859	883,492
Net Increase (Decrease) in Net Assets Resulting from Operations	1,879,908	1,138,660
Distributions
ETF Shares	(92,667)	(73,646)
Institutional Shares	(7,741)	(3,198)
Total Distributions	(100,408)	(76,844)
Capital Share Transactions
ETF Shares	789,040	833,917
Institutional Shares	(220,745)	378,190
Net Increase (Decrease) from Capital Share Transactions	568,295	1,212,107
Total Increase (Decrease)	2,347,795	2,273,923
Net Assets
Beginning of Period	8,551,701	6,277,778
End of Period	10,899,496	8,551,701

See accompanying Notes, which are an integral part of the Financial Statements.
7

Morningstar Mega Cap Index Fund
Financial Highlights

ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$234.91	$203.13	$159.74	$137.84	$160.74
Investment Operations
Net Investment Income[1]	2.574	2.429	2.346	2.268	2.109
Net Realized and Unrealized Gain (Loss) on Investments	46.532	31.746	43.488	21.869	(22.957)
Total from Investment Operations	49.106	34.175	45.834	24.137	(20.848)
Distributions
Dividends from Net Investment Income	(2.516)	(2.395)	(2.444)	(2.237)	(2.052)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.516)	(2.395)	(2.444)	(2.237)	(2.052)
Net Asset Value, End of Period	$281.50	$234.91	$203.13	$159.74	$137.84
Total Return	21.06%	16.95%	28.95%	17.79%	-13.09%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,334	$7,901	$6,060	$4,237	$3,701
Ratio of Total Expenses to Average Net Assets	0.06%	0.07%	0.07%[2]	0.07%[2]	0.07%
Ratio of Net Investment Income to Average Net Assets	1.00%	1.14%	1.32%	1.59%	1.38%
Portfolio Turnover Rate[3]	7%	3%	3%	2%	3%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.07%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
8

Morningstar Mega Cap Index Fund
Financial Highlights

Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$463.17	$400.51	$314.96	$271.77	$316.94
Investment Operations
Net Investment Income[1]	5.071	4.755	4.648	4.499	4.199
Net Realized and Unrealized Gain (Loss) on Investments	91.779	62.677	85.751	43.129	(45.292)
Total from Investment Operations	96.850	67.432	90.399	47.628	(41.093)
Distributions
Dividends from Net Investment Income	(4.990)	(4.772)	(4.849)	(4.438)	(4.077)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.990)	(4.772)	(4.849)	(4.438)	(4.077)
Net Asset Value, End of Period	$555.03	$463.17	$400.51	$314.96	$271.77
Total Return	21.07%	16.97%	28.95%	17.81%	-13.07%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$566	$651	$218	$203	$178
Ratio of Total Expenses to Average Net Assets	0.05%	0.06%	0.06%[2]	0.06%[2]	0.06%
Ratio of Net Investment Income to Average Net Assets	1.01%	1.11%	1.33%	1.60%	1.40%
Portfolio Turnover Rate[3]	7%	3%	3%	2%	3%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.06%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
9

Morningstar Mega Cap Index Fund
Notes to Financial Statements
Vanguard Morningstar Mega Cap Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
In June 2026, the board of trustees approved changing the Fund’s name to Vanguard Morningstar Mega Cap Index Fund, effective in July 2026, to correspond with the renaming of the Fund's benchmark.
A.
The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2026, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays or receives a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximately equal to the notional amount of the swap in high-quality temporary cash investments, as well as holds cash and other short-term receivables.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2026, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
10

Morningstar Mega Cap Index Fund
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the tax year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at the higher of the effective federal funds rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2026, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.
Vanguard provides investment advisory services to the fund through its wholly owned subsidiary Vanguard Portfolio Management, LLC.
C.
In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the
FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
From time to time, Vanguard and/or a fund's board of trustees may adjust a fund's fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the fund and its shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). The fund is not obligated to repay these amounts, and Vanguard is not obligated to continue or otherwise repeat these voluntary expense adjustments. Expense adjustments are generally calculated at, and returned to, each share class, as applicable.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2026, the fund had contributed to Vanguard capital in the amount of $226,000, representing less than 0.01% of the fund’s net assets and 0.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
11

Morningstar Mega Cap Index Fund
D.
Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	10,878,985	—	—	10,878,985
Temporary Cash Investments	11,274	—	—	11,274
Total	10,890,259	—	—	10,890,259

Derivative Financial Instruments
Assets
Futures Contracts[1]	127	—	—	127
Swap Contracts	—	19	—	19
Total	127	19	—	146
Liabilities
Swap Contracts	—	(113)	—	(113)

1
Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

E.
Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.

Permanent differences were reclassified between the following accounts:	Amount ($000)
Paid-in Capital	862,684
Total Distributable Earnings (Loss)	862,684
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	16,735
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	4,501,575
Capital Loss Carryforwards	(281,242)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	4,237,068
12

Morningstar Mega Cap Index Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2026 Amount ($000)	2025 Amount ($000)
Ordinary Income*	100,408	76,844
Long-Term Capital Gains	—	—
Total	100,408	76,844

*	Includes short-term capital gains, if any.
As of August 31, 2026, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	6,388,683
Gross Unrealized Appreciation	4,584,460
Gross Unrealized Depreciation	(82,884)
Net Unrealized Appreciation (Depreciation)	4,501,576
F.
During the year ended August 31, 2026, the fund purchased $711,324,000 of investment securities and sold $922,108,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $1,991,353,000 and $1,220,591,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2026, such purchases were $171,274,000 and sales were $196,287,000, resulting in net realized loss of $45,520,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.
Capital share transactions for each class of shares were:

	Year Ended August 31,
	2026		2025
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	2,026,433	8,050	1,194,145	5,550
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,237,393)	(4,975)	(360,228)	(1,750)
Net Increase (Decrease)—ETF Shares	789,040	3,075	833,917	3,800
Institutional Shares
Issued	341,923	700	409,517	935
Issued in Lieu of Cash Distributions	7,739	16	3,197	8
Redeemed	(570,407)	(1,102)	(34,524)	(81)
Net Increase (Decrease)—Institutional Shares	(220,745)	(386)	378,190	862
H.
Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.
Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its
13

Morningstar Mega Cap Index Fund
prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
J.
Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
14

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Morningstar Mega Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Morningstar Mega Cap Index Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the five years in the period ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 21, 2026
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
15

Tax information (unaudited)
For corporate shareholders, 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $85,546,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2025. Shareholders will be notified in January 2027 via IRS Form 1099 of the amounts for use in preparing their 2026 income tax return.
The fund hereby designates for the fiscal year $303,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Q8280 102026
16

Financial Statements
For the year ended August 31, 2026
Vanguard Morningstar Mega Cap Value Index Fund
(formerly Vanguard Mega Cap Value Index Fund)

Morningstar Mega Cap Value Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.8%)
Basic Materials (2.0%)
	Linde plc	297,338	145,571
	Freeport-McMoRan Inc.	924,024	69,986
	Newmont Corp. (XNYS)	343,093	43,250
	Air Products & Chemicals Inc.	71,574	22,149
			280,956
Consumer Discretionary (8.9%)
	Walmart Inc.	2,817,929	295,516
	Costco Wholesale Corp.	285,171	269,170
	Home Depot Inc.	640,922	210,114
	McDonald's Corp.	456,687	120,355
	Walt Disney Co.	1,116,168	120,044
	Starbucks Corp.	732,561	77,835
	Lowe's Cos. Inc.	360,400	73,774
*	Uber Technologies Inc.	654,216	49,491
	NIKE Inc. Class B	385,503	15,058
			1,231,357
Consumer Staples (7.5%)
	Procter & Gamble Co.	1,496,754	217,209
	Coca-Cola Co.	2,212,403	196,174
	Philip Morris International Inc.	1,001,792	187,636
	PepsiCo Inc.	878,516	123,291
	CVS Health Corp.	820,118	77,017
	Altria Group Inc.	1,073,352	73,503
	McKesson Corp.	77,260	68,400
	Mondelez International Inc. Class A	825,091	51,213
	Colgate-Palmolive Co.	514,337	46,198
			1,040,641
Energy (6.3%)
	ExxonMobil Holdings Corp.	2,664,239	428,809
	Chevron Corp.	1,216,124	250,692
	ConocoPhillips	783,428	103,796
	EOG Resources Inc.	342,359	49,628
	Williams Cos. Inc.	393,005	29,495
	Kinder Morgan Inc.	607,777	19,595
			882,015
Financials (22.7%)
	JPMorgan Chase & Co. (XNYS)	1,722,292	613,170
*	Berkshire Hathaway Inc. Class B	909,324	458,327
	Bank of America Corp. (XNYS)	4,105,315	254,283
	Goldman Sachs Group Inc. (XNYS)	178,207	182,823
	Wells Fargo & Co.	1,966,992	169,928
	Morgan Stanley	760,370	162,202
	Citigroup Inc. (XNYS)	1,096,284	144,293
*	Berkshire Hathaway Inc. Class A	188	142,250
	Charles Schwab Corp.	1,061,966	116,625
	Blackrock Inc.	89,802	103,776
	Progressive Corp.	375,060	81,793
	S&P Global Inc.	185,149	80,695
	Chubb Ltd.	224,367	75,971
	Bank of New York Mellon Corp.	441,190	71,155
	Blackstone Inc.	477,493	68,396
	CME Group Inc.	232,911	66,496
	PNC Financial Services Group Inc.	258,121	61,854
	US Bancorp	997,772	61,443
	Marsh & McLennan Cos. Inc.	309,681	58,778
	Intercontinental Exchange Inc.	363,490	58,413
	KKR & Co. Inc.	432,842	47,491
	Travelers Cos. Inc.	68,349	25,011
1

Morningstar Mega Cap Value Index Fund
		Shares	Market Value• ($000)
	Aon plc Class A (XNYS)	65,215	20,968
	Truist Financial Corp.	400,400	19,852
	Apollo Global Management Inc.	129,699	17,714
			3,163,707
Health Care (16.7%)
	Johnson & Johnson	1,547,284	411,345
	AbbVie Inc.	1,135,641	291,201
	Merck & Co. Inc.	1,587,524	234,573
	UnitedHealth Group Inc.	583,720	227,306
	Amgen Inc.	346,903	149,127
	Thermo Fisher Scientific Inc.	238,870	147,407
	Abbott Laboratories	1,119,575	123,556
	Gilead Sciences Inc.	798,045	116,786
	Pfizer Inc.	3,663,425	104,261
	Bristol-Myers Squibb Co.	1,312,572	87,693
	Danaher Corp.	409,439	87,440
	Medtronic plc	825,241	74,808
	Stryker Corp.	221,777	71,811
	Elevance Health Inc. (XNYS)	135,769	53,295
	Cigna Group	170,031	46,942
	HCA Healthcare Inc.	99,814	41,368
	Regeneron Pharmaceuticals Inc.	33,110	26,457
*	Boston Scientific Corp.	477,699	23,073
			2,318,449
Industrials (15.3%)
	Caterpillar Inc. (XNYS)	296,055	236,095
	General Electric Co.	670,611	225,131
	RTX Corp.	865,604	179,812
	American Express Co.	350,862	115,844
	Union Pacific Corp.	381,626	114,743
	Deere & Co.	164,840	107,955
	Eaton Corp. plc	249,587	100,304
	Capital One Financial Corp.	399,987	85,801
	Lockheed Martin Corp.	148,207	83,178
	Parker-Hannifin Corp.	81,038	79,372
	Accenture plc Class A	394,628	74,885
	Automatic Data Processing Inc.	256,933	73,524
	Trane Technologies plc	142,093	63,146
	General Dynamics Corp.	165,139	61,324
	CSX Corp.	1,194,355	60,327
	3M Co.	335,251	57,606
	Emerson Electric Co.	360,011	54,880
	Sherwin-Williams Co.	150,599	51,024
	United Parcel Service Inc. Class B (XNYS)	479,876	50,017
	Northrop Grumman Corp.	91,287	49,268
	Illinois Tool Works Inc.	175,682	48,378
	Honeywell International Inc.	203,643	43,484
*	Honeywell Aerospace Inc.	203,643	32,198
	Johnson Controls International plc	196,083	27,107
	Norfolk Southern Corp.	72,186	24,745
	FedEx Corp.	69,020	22,597
			2,122,745
Real Estate (1.0%)
	Prologis Inc.	609,395	85,267
	American Tower Corp.	299,462	52,615
			137,882
Technology (12.8%)
	Micron Technology Inc.	724,875	694,959
	Texas Instruments Inc.	584,983	152,628
	International Business Machines Corp.	604,136	141,289
	Salesforce Inc.	500,090	128,793
*	Intel Corp.	1,350,978	120,926
	Applied Materials Inc.	255,172	116,968
	QUALCOMM Inc.	677,478	115,496
	Analog Devices Inc.	313,083	113,380
	Dell Technologies Inc. Class C	188,021	85,740
*	Adobe Inc.	259,806	76,069
2

Morningstar Mega Cap Value Index Fund
		Shares	Market Value• ($000)
	Intuit Inc.	87,903	31,584
			1,777,832
Telecommunications (4.3%)
	Cisco Systems Inc.	2,280,084	251,927
	Verizon Communications Inc.	2,415,528	120,825
	AT&T Inc.	4,466,172	115,629
	Comcast Corp. Class A	2,290,043	60,961
	T-Mobile US Inc.	278,249	50,207
			599,549
Utilities (2.3%)
	NextEra Energy Inc.	1,340,395	110,368
	Southern Co.	725,250	63,822
	Duke Energy Corp.	500,208	59,980
	Waste Management Inc.	258,128	56,509
	American Electric Power Co. Inc.	174,874	21,410
	Republic Services Inc.	64,266	14,198
			326,287
Total Common Stocks (Cost $9,538,831)			13,881,420
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[1]	Vanguard Market Liquidity Fund, 3.731% (Cost $7,072)	70,723	7,072
Total Investments (99.9%) (Cost $9,545,903)			13,888,492
Other Assets and Liabilities—Net (0.1%)			19,696
Net Assets (100%)			13,908,188
Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2026	32	12,318	(38)

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Elevance Health Inc.	2/1/2027	CITNA	1,133	(4.130)	—	(12)
Elevance Health Inc.	8/31/2027	BANA	381	(4.280)	—	(6)
Goldman Sachs Group Inc.	2/1/2027	CITNA	2,685	(4.380)	61	—
Goldman Sachs Group Inc.	8/31/2027	BANA	9,249	(4.444)	—	(295)
					61	(313)

1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/(paid) monthly.
BANA—Bank of America, N.A.
CITNA—Citibank, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.
3

Morningstar Mega Cap Value Index Fund
Statement of Assets and Liabilities
As of August 31, 2026

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $9,538,831)	13,881,420
Affiliated Issuers (Cost $7,072)	7,072
Total Investments in Securities	13,888,492
Investment in Vanguard	288
Cash	27
Cash Collateral Pledged—Futures Contracts	845
Receivables for Investment Securities Sold	133
Receivables for Accrued Income	19,181
Receivables for Capital Shares Issued	61
Unrealized Appreciation—Over-the-Counter Swap Contracts	61
Total Assets	13,909,088
Liabilities
Payables for Investment Securities Purchased	221
Payables for Capital Shares Redeemed	23
Payables to Vanguard	306
Variation Margin Payable—Futures Contracts	37
Unrealized Depreciation—Over-the-Counter Swap Contracts	313
Total Liabilities	900
Net Assets	13,908,188
At August 31, 2026, net assets consisted of:

Paid-in Capital	10,026,505
Total Distributable Earnings (Loss)	3,881,683
Net Assets	13,908,188

ETF Shares—Net Assets
Applicable to 82,316,171 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	13,756,570
Net Asset Value Per Share—ETF Shares	$167.12

Institutional Shares—Net Assets
Applicable to 457,507 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	151,618
Net Asset Value Per Share—Institutional Shares	$331.40

See accompanying Notes, which are an integral part of the Financial Statements.
4

Morningstar Mega Cap Value Index Fund
Statement of Operations

Year Ended August 31, 2026
($000)
Investment Income
Income
Dividends	244,144
Interest[1]	1,196
Securities Lending—Net	—
Total Income	245,340
Expenses
The Vanguard Group—Note C
Investment Advisory Services	121
Management and Administrative—ETF Shares[2]	5,777
Management and Administrative—Institutional Shares[2]	67
Marketing and Distribution—ETF Shares	412
Marketing and Distribution—Institutional Shares	2
Custodian Fees	26
Auditing Fees	35
Accounting Fees[2]	43
Shareholders’ Reports—ETF Shares[2]	262
Shareholders’ Reports—Institutional Shares[2]	2
Trustees’ Fees and Expenses	6
Other Expenses	14
Total Expenses	6,767
Net Investment Income	238,573
Realized Net Gain (Loss)
Investment Securities Sold[1,3]	487,567
Futures Contracts	81
Swap Contracts	9,001
Realized Net Gain (Loss)	496,649
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	2,029,923
Futures Contracts	(58)
Swap Contracts	(252)
Change in Unrealized Appreciation (Depreciation)	2,029,613
Net Increase (Decrease) in Net Assets Resulting from Operations	2,764,835

1
Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,151, ($7), and less than $1, respectively. Purchases and sales are for temporary cash investment purposes.

2	Certain amounts previously included in Management and Administrative and Shareholders' Reports expenses are now presented as Accounting Fees.
3	Includes $610,846 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
5

Morningstar Mega Cap Value Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2026 ($000)	2025 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	238,573	196,926
Realized Net Gain (Loss)	496,649	466,258
Change in Unrealized Appreciation (Depreciation)	2,029,613	103,940
Net Increase (Decrease) in Net Assets Resulting from Operations	2,764,835	767,124
Distributions
ETF Shares	(234,879)	(191,098)
Institutional Shares	(2,809)	(2,732)
Total Distributions	(237,688)	(193,830)
Capital Share Transactions
ETF Shares	1,308,279	1,055,016
Institutional Shares	(3,037)	(17,036)
Net Increase (Decrease) from Capital Share Transactions	1,305,242	1,037,980
Total Increase (Decrease)	3,832,389	1,611,274
Net Assets
Beginning of Period	10,075,799	8,464,525
End of Period	13,908,188	10,075,799

See accompanying Notes, which are an integral part of the Financial Statements.
6

Morningstar Mega Cap Value Index Fund
Financial Highlights

ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$135.08	$127.48	$105.16	$97.72	$102.64
Investment Operations
Net Investment Income[1]	3.038	2.828	2.713	2.709	2.519
Net Realized and Unrealized Gain (Loss) on Investments	32.048	7.582	22.494	7.364	(5.016)
Total from Investment Operations	35.086	10.410	25.207	10.073	(2.497)
Distributions
Dividends from Net Investment Income	(3.046)	(2.810)	(2.887)	(2.633)	(2.423)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.046)	(2.810)	(2.887)	(2.633)	(2.423)
Net Asset Value, End of Period	$167.12	$135.08	$127.48	$105.16	$97.72
Total Return	26.33%	8.31%	24.39%	10.53%	-2.51%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,757	$9,951	$8,329	$6,048	$5,586
Ratio of Total Expenses to Average Net Assets	0.06%	0.07%	0.07%[2]	0.07%[2]	0.07%
Ratio of Net Investment Income to Average Net Assets	2.03%	2.20%	2.40%	2.66%	2.45%
Portfolio Turnover Rate[3]	12%	8%	13%	7%	8%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.07%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
7

Morningstar Mega Cap Value Index Fund
Financial Highlights

Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$267.86	$252.79	$208.53	$193.77	$203.54
Investment Operations
Net Investment Income[1]	6.040	5.616	5.405	5.384	4.999
Net Realized and Unrealized Gain (Loss) on Investments	63.556	15.048	44.600	14.615	(9.947)
Total from Investment Operations	69.596	20.664	50.005	19.999	(4.948)
Distributions
Dividends from Net Investment Income	(6.056)	(5.594)	(5.745)	(5.239)	(4.822)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(6.056)	(5.594)	(5.745)	(5.239)	(4.822)
Net Asset Value, End of Period	$331.40	$267.86	$252.79	$208.53	$193.77
Total Return	26.34%	8.32%	24.40%	10.55%	-2.49%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$152	$125	$135	$118	$116
Ratio of Total Expenses to Average Net Assets	0.05%	0.06%	0.06%[2]	0.06%[2]	0.06%
Ratio of Net Investment Income to Average Net Assets	2.04%	2.20%	2.42%	2.67%	2.45%
Portfolio Turnover Rate[3]	12%	8%	13%	7%	8%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.06%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
8

Morningstar Mega Cap Value Index Fund
Notes to Financial Statements
Vanguard Morningstar Mega Cap Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
In June 2026, the board of trustees approved changing the Fund’s name to Vanguard Morningstar Mega Cap Value Index Fund, effective in July 2026, to correspond with the renaming of the Fund's benchmark.
A.
The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2026, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays or receives a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximately equal to the notional amount of the swap in high-quality temporary cash investments, as well as holds cash and other short-term receivables.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2026, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
9

Morningstar Mega Cap Value Index Fund
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the tax year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at the higher of the effective federal funds rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2026, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.
Vanguard provides investment advisory services to the fund through its wholly owned subsidiary Vanguard Portfolio Management, LLC.
C.
In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the
FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
From time to time, Vanguard and/or a fund's board of trustees may adjust a fund's fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the fund and its shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). The fund is not obligated to repay these amounts, and Vanguard is not obligated to continue or otherwise repeat these voluntary expense adjustments. Expense adjustments are generally calculated at, and returned to, each share class, as applicable.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2026, the fund had contributed to Vanguard capital in the amount of $288,000, representing less than 0.01% of the fund’s net assets and 0.12% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
10

Morningstar Mega Cap Value Index Fund
D.
Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	13,881,420	—	—	13,881,420
Temporary Cash Investments	7,072	—	—	7,072
Total	13,888,492	—	—	13,888,492

Derivative Financial Instruments
Assets
Swap Contracts	—	61	—	61
Liabilities
Futures Contracts[1]	(38)	—	—	(38)
Swap Contracts	—	(313)	—	(313)
Total	(38)	(313)	—	(351)

1
Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

E.
Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.

Permanent differences were reclassified between the following accounts:	Amount ($000)
Paid-in Capital	619,265
Total Distributable Earnings (Loss)	(619,265)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	37,349
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	4,328,820
Capital Loss Carryforwards	(484,486)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	3,881,683
11

Morningstar Mega Cap Value Index Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2026 Amount ($000)	2025 Amount ($000)
Ordinary Income*	237,688	193,830
Long-Term Capital Gains	—	—
Total	237,688	193,830

*	Includes short-term capital gains, if any.
As of August 31, 2026, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	9,559,673
Gross Unrealized Appreciation	4,513,210
Gross Unrealized Depreciation	(184,391)
Net Unrealized Appreciation (Depreciation)	4,328,819
F.
During the year ended August 31, 2026, the fund purchased $1,474,396,000 of investment securities and sold $1,456,114,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $2,376,812,000 and $1,086,878,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2026, such purchases were $878,604,000 and sales were $492,400,000, resulting in net realized loss of $77,557,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.
Capital share transactions for each class of shares were:

	Year Ended August 31,
	2026		2025
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	2,408,474	16,100	2,153,209	16,850
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,100,195)	(7,450)	(1,098,193)	(8,525)
Net Increase (Decrease)—ETF Shares	1,308,279	8,650	1,055,016	8,325
Institutional Shares
Issued	1,576	6	1,708	6
Issued in Lieu of Cash Distributions	1,712	6	651	3
Redeemed	(6,325)	(21)	(19,395)	(77)
Net Increase (Decrease)—Institutional Shares	(3,037)	(9)	(17,036)	(68)
H.
Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
At August 31, 2026, one shareholder was the record or beneficial owner of 32% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
I.
Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer
12

Morningstar Mega Cap Value Index Fund
collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
J.
Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
13

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Morningstar Mega Cap Value Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Morningstar Mega Cap Value Index Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the five years in the period ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 21, 2026
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
14

Tax information (unaudited)
For corporate shareholders, 96.2%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $211,124,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2025. Shareholders will be notified in January 2027 via IRS Form 1099 of the amounts for use in preparing their 2026 income tax return.
The fund hereby designates for the fiscal year $597,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates $1,599,000, or if subsequently determined to be different, the maximum amount allowable by law, of qualified business income under section 199A for calendar year 2025. Shareholders will be notified in January 2027 via IRS Form 1099 of the amounts for use in preparing their 2026 income tax return.
Q8390 102026
15

Financial Statements
For the period ended August 31, 2026
Vanguard Developed Markets ex-US Growth Index ETF

Developed Markets ex-US Growth Index ETF
Financial Statements
Schedule of Investments
As of August 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.7%)
Australia (4.6%)
	Commonwealth Bank of Australia	3,460	395
	CSL Ltd.	1,004	123
	Wesfarmers Ltd.	1,718	98
	Macquarie Group Ltd.	493	88
	Goodman Group	2,963	59
	Aristocrat Leisure Ltd.	1,248	54
	Westpac Banking Corp.	2,076	51
	QBE Insurance Group Ltd.	3,092	49
	Evolution Mining Ltd.	4,215	45
	Transurban Group	4,194	43
	National Australia Bank Ltd.	1,534	42
	Brambles Ltd.	2,793	39
*	James Hardie Industries plc GDR	1,205	36
	Origin Energy Ltd.	3,549	30
	Insurance Australia Group Ltd.	4,859	27
*	PLS Group Ltd.	6,359	25
	Computershare Ltd. (XASX)	807	23
*	Xero Ltd.	355	21
*	Lynas Rare Earths Ltd.	1,439	16
	Woolworths Group Ltd.	557	16
	Lottery Corp. Ltd.	4,572	16
	Sigma Healthcare Ltd.	7,664	15
	Pro Medicus Ltd.	114	15
	Technology One Ltd.	627	15
	CAR Group Ltd.	776	15
	REA Group Ltd.	104	13
	Cochlear Ltd.	135	13
	WiseTech Global Ltd.	436	13
	ALS Ltd.	743	12
	Medibank Pvt Ltd.	3,369	12
*	NEXTDC Ltd.	1,158	11
	ASX Ltd.	249	10
	Qantas Airways Ltd.	1,516	10
	HUB24 Ltd.	168	9
	SGH Ltd.	303	9
	Charter Hall Group	581	8
	Orica Ltd.	419	7
	JB Hi-Fi Ltd.	138	7
	Steadfast Group Ltd.	1,470	6
	SEEK Ltd.	518	5
	Netwealth Group Ltd.	262	4
	Reece Ltd.	227	3
	a2 Milk Co. Ltd.	524	2
			1,510
Austria (0.5%)
	Erste Group Bank AG	662	93
[1]	BAWAG Group AG	158	33
	ANDRITZ AG	148	14
	Verbund AG	172	12
			152
Belgium (0.9%)
*	Argenx SE	91	93
	KBC Group NV	519	79
	UCB SA	159	40
	Lotus Bakeries NV	1	15
	Syensqo SA	144	13
	Sofina SA	32	9
	D'ieteren Group	42	9
	Elia Group SA	62	9
1

Developed Markets ex-US Growth Index ETF
		Shares	Market Value• ($000)
	Ackermans & van Haaren NV	25	8
	Financiere de Tubize SA	18	4
			279
Canada (10.7%)
	Royal Bank of Canada	2,890	591
	Toronto-Dominion Bank	3,456	418
*	Shopify Inc. Class A	2,529	373
	Canadian Imperial Bank of Commerce	1,903	216
	Agnico Eagle Mines Ltd.	657	133
	National Bank of Canada	798	122
	Canadian Pacific Kansas City Ltd.	1,134	105
	Bank of Montreal	555	95
	Constellation Software Inc.	41	93
	Wheaton Precious Metals Corp.	617	93
	Alimentation Couche-Tard Inc.	1,537	93
	Canadian National Railway Co.	699	87
	Waste Connections Inc.	528	87
	Canadian Natural Resources Ltd.	1,647	83
*	Celestica Inc.	258	77
	Dollarama Inc.	561	71
	Fairfax Financial Holdings Ltd.	41	67
	Franco-Nevada Corp.	246	65
	Intact Financial Corp.	255	49
	Kinross Gold Corp.	1,395	43
	Imperial Oil Ltd.	311	41
*	Bombardier Inc. Class B	182	39
	Loblaw Cos. Ltd.	772	34
	Alamos Gold Inc. Class A	865	32
	Cameco Corp.	327	32
	CGI Inc.	387	29
	ARC Resources Ltd.	1,162	28
	WSP Global Inc.	196	27
	TMX Group Ltd.	566	22
	Teck Resources Ltd. Class B	327	22
	TFI International Inc.	160	21
	Thomson Reuters Corp.	196	21
	Lundin Mining Corp.	668	18
	Stantec Inc.	236	17
	Toromont Industries Ltd.	116	17
	Element Fleet Management Corp.	824	16
	GFL Environmental Inc.	382	16
*	Ivanhoe Mines Ltd. Class A	1,677	15
*	Descartes Systems Group Inc.	178	14
	Metro Inc.	223	14
	Lundin Gold Inc.	204	14
	AtkinsRealis Group Inc.	231	14
	CCL Industries Inc. Class B	172	12
	FirstService Corp.	86	12
	Tourmaline Oil Corp.	275	12
*	CAE Inc.	366	9
*	Bombardier Inc. Class A	4	1
			3,510
China (0.0%)
*	Z AI Co. Ltd.	53	8
*	Minimax Group Inc.	105	5
			13
Denmark (1.4%)
	Novo Nordisk A/S Class B	6,589	298
	DSV A/S	408	86
*	Genmab A/S	129	43
	Novonesis Novozymes B Class B	410	29
	Coloplast A/S Class B	142	10
			466
Finland (0.5%)
	Nordea Bank Abp	3,418	70
	Kone OYJ Class B	439	27
	Wartsila OYJ Abp	656	21
	Orion OYJ Class B	226	20
2

Developed Markets ex-US Growth Index ETF
		Shares	Market Value• ($000)
	Metso OYJ	766	16
			154
France (6.7%)
	Schneider Electric SE	1,122	384
	Airbus SE	1,278	292
	LVMH Moet Hennessy Louis Vuitton SE	525	275
	L'Oreal SA (XPAR)	475	211
	Air Liquide SA (XPAR)	885	174
	Safran SA	406	159
	Hermes International SCA	72	132
	EssilorLuxottica SA	603	112
	Vinci SA	571	75
	Legrand SA	415	66
	Cie de Saint-Gobain SA	583	53
	Danone SA	688	51
	Thales SA	131	37
	Dassault Systemes SE	1,353	36
	Engie SA (XPAR)	1,202	34
	Publicis Groupe SA	228	27
	Capgemini SE	211	26
	Kering SA	84	25
	Sartorius Stedim Biotech	56	13
	Dassault Aviation SA	23	7
	Christian Dior SE	7	3
			2,192
Germany (6.7%)
	SAP SE	2,108	464
	Siemens AG (Registered)	926	307
	Infineon Technologies AG	2,700	176
	Deutsche Bank AG (Registered)	3,951	158
	Deutsche Boerse AG	385	129
	Rheinmetall AG	97	125
	Siemens Energy AG	755	124
	Deutsche Telekom AG (Registered)	3,540	116
	RWE AG	1,491	101
	Commerzbank AG	2,051	96
	E.ON SE	4,584	95
	Daimler Truck Holding AG	998	54
	Heidelberg Materials AG	263	50
	MTU Aero Engines AG	111	45
	Merck KGaA	267	43
	adidas AG	226	40
[1]	Siemens Healthineers AG	419	19
	Beiersdorf AG	186	17
	Knorr-Bremse AG	136	17
[1]	Hapag-Lloyd AG	14	2
	Sartorius AG	6	1
			2,179
Hong Kong (1.5%)
	Hong Kong Exchanges & Clearing Ltd.	2,450	133
	AIA Group Ltd.	11,110	107
	Techtronic Industries Co. Ltd.	2,925	50
	BOC Hong Kong Holdings Ltd.	4,432	30
	Link REIT	5,340	26
	Hong Kong & China Gas Co. Ltd.	22,380	21
	CLP Holdings Ltd.	1,961	20
	Wharf Real Estate Investment Co. Ltd.	3,290	13
	Power Assets Holdings Ltd.	1,568	12
	Galaxy Entertainment Group Ltd.	2,843	12
	MTR Corp. Ltd.	2,082	9
	HKT Trust & HKT Ltd.	4,965	8
	Chow Tai Fook Jewellery Group Ltd.	4,445	7
	PRADA SpA	1,055	6
	CK Infrastructure Holdings Ltd.	688	6
	Sands China Ltd.	1,750	3
	Zijin Gold International Co. Ltd.	155	3
	Cathay Pacific Airways Ltd.	1,079	2
	MGM China Holdings Ltd.	1,704	2
	HK Electric Investments & HK Electric Investments Ltd.	2,822	2
3

Developed Markets ex-US Growth Index ETF
		Shares	Market Value• ($000)
[1]	Budweiser Brewing Co. APAC Ltd.	1,769	1
*	FWD Group Holdings Ltd.	103	—
			473
Ireland (0.4%)
	AIB Group plc	4,384	56
	Kingspan Group plc	314	37
	Ryanair Holdings plc	1,077	29
	Kerry Group plc Class A	216	21
			143
Israel (0.7%)
	Bank Leumi Le-Israel BM	1,606	41
	Elbit Systems Ltd.	56	39
	Bank Hapoalim BM	1,288	33
*	Enlight Renewable Energy Ltd.	288	23
	Bezeq The Israeli Telecommunication Corp. Ltd.	5,724	15
*	Nice Ltd.	121	13
*	OPC Energy Ltd.	333	11
	Next Vision Stabilized Systems Ltd.	148	10
	First International Bank of Israel Ltd.	108	9
	Big Shopping Centers Ltd.	34	8
	Azrieli Group Ltd.	40	5
	Melisron Ltd.	26	4
	Energix-Renewable Energies Ltd.	572	4
	El Al Israel Airlines Ltd.	615	4
	Menora Mivtachim Holdings Ltd.	20	3
	Kenon Holdings Ltd.	41	3
*	Camtek Ltd.	24	3
	Meitav Investment House Ltd.	74	3
*	Shikun & Binui Ltd.	331	2
	Electra Ltd.	41	2
	Matrix IT Ltd.	48	2
	Shapir Engineering & Industry Ltd.	169	2
*	Fattal Holdings 1998 Ltd.	7	2
	YH Dimri Construction & Development Ltd.	20	2
	Ashtrom Group Ltd.	44	1
	Gav-Yam Lands Corp. Ltd.	38	—
			244
Italy (2.6%)
	UniCredit SpA	3,118	304
	Ferrari NV	253	107
	Intesa Sanpaolo SpA	11,353	89
	Enel SpA	6,176	68
	Prysmian SpA	438	61
	STMicroelectronics NV	742	37
	FinecoBank Banca Fineco SpA	1,260	35
	Leonardo SpA	552	33
	Moncler SpA	458	25
	BPER Banca SpA	1,167	19
	Terna - Rete Elettrica Nazionale	1,683	19
	Tenaris SA	688	19
	Recordati Industria Chimica e Farmaceutica SpA	224	14
	Snam SpA	1,955	13
	Banca Mediolanum SpA	286	8
	Davide Campari-Milano NV	847	6
[1]	Infrastrutture Wireless Italiane SpA	346	3
			860
Japan (20.6%)
	Mitsubishi UFJ Financial Group Inc.	24,525	559
	Tokyo Electron Ltd.	975	341
	Recruit Holdings Co. Ltd.	3,015	341
	Sony Group Corp.	12,736	315
	Advantest Corp.	1,505	315
	Mizuho Financial Group Inc.	5,057	269
	Keyence Corp.	413	215
	Fast Retailing Co. Ltd.	432	195
	Hitachi Ltd.	5,668	192
	Toyota Motor Corp.	9,760	192
	Tokio Marine Holdings Inc.	3,974	191
4

Developed Markets ex-US Growth Index ETF
	Shares	Market Value• ($000)
Mitsui & Co. Ltd.	5,972	186
Sumitomo Mitsui Financial Group Inc.	4,224	181
Shin-Etsu Chemical Co. Ltd.	4,080	153
SoftBank Group Corp.	3,974	128
Fujikura Ltd.	3,393	116
Hoya Corp.	696	107
Mitsubishi Heavy Industries Ltd.	4,414	107
ITOCHU Corp.	8,034	106
Daiichi Life Group Inc.	7,501	86
Renesas Electronics Corp.	3,844	80
MS&AD Insurance Group Holdings Inc.	2,479	79
Daikin Industries Ltd.	603	78
Nintendo Co. Ltd.	1,297	73
Disco Corp.	195	70
Daiichi Sankyo Co. Ltd.	3,893	70
Chugai Pharmaceutical Co. Ltd.	1,313	57
Aeon Co. Ltd.	5,727	49
Fujitsu Ltd.	1,982	48
Bandai Namco Holdings Inc.	1,336	48
Oriental Land Co. Ltd.	2,484	47
NEC Corp.	1,513	46
TDK Corp.	2,245	43
Asics Corp.	1,509	42
Otsuka Holdings Co. Ltd.	548	42
Marubeni Corp.	1,341	41
Ajinomoto Co. Inc.	1,201	40
Komatsu Ltd.	839	39
FANUC Corp.	997	37
Ibiden Co. Ltd.	279	35
Lasertec Corp.	164	34
SCREEN Holdings Co. Ltd.	392	33
SMC Corp.	72	32
Terumo Corp.	2,008	32
Ryohin Keikaku Co. Ltd.	1,155	31
Nomura Research Institute Ltd.	897	30
Olympus Corp.	2,287	30
Konami Group Corp.	213	29
Nomura Holdings Inc.	2,825	29
Daifuku Co. Ltd.	780	28
Pan Pacific International Holdings Corp.	5,492	28
Kawasaki Heavy Industries Ltd.	1,724	27
Kawasaki Kisen Kaisha Ltd.	1,307	27
Mitsubishi Estate Co. Ltd.	1,162	27
IHI Corp.	1,540	26
JX Advanced Metals Corp.	1,107	26
Ebara Corp.	863	25
East Japan Railway Co.	1,083	24
Obic Co. Ltd.	678	22
Suzuki Motor Corp.	1,611	22
Capcom Co. Ltd.	703	19
Shionogi & Co. Ltd.	1,016	19
NIDEC Corp.	1,104	18
Sanrio Co. Ltd.	2,176	18
Inpex Corp.	743	18
Food & Life Cos. Ltd.	480	18
Nitto Denko Corp.	799	17
Nippon Yusen KK	393	17
T&D Holdings Inc.	571	17
Nexon Co. Ltd.	834	17
Kikkoman Corp.	1,381	16
Nippon Sanso Holdings Corp.	437	16
Japan Exchange Group Inc.	1,043	15
Zensho Holdings Co. Ltd.	192	14
Daiwa Securities Group Inc.	1,179	14
Mitsui OSK Lines Ltd.	319	14
BayCurrent Inc.	275	14
Tokyo Ohka Kogyo Co. Ltd.	248	13
Hikari Tsushin Inc.	48	12
Kokusai Electric Corp.	223	12
SBI Holdings Inc.	551	11
5

Developed Markets ex-US Growth Index ETF
		Shares	Market Value• ($000)
	Fuji Electric Co. Ltd.	124	11
	Kajima Corp.	364	11
	Taisei Corp.	144	11
	Yokogawa Electric Corp.	331	11
	Asahi Intecc Co. Ltd.	484	11
	Sony Financial Group Inc.	11,211	11
	Seibu Holdings Inc.	509	11
	Nippon Paint Holdings Co. Ltd.	1,323	10
	Sanwa Holdings Corp.	454	10
	Shimano Inc.	84	10
	Unicharm Corp.	1,559	10
	M3 Inc.	877	10
	Keisei Electric Railway Co. Ltd.	1,003	9
	Nitori Holdings Co. Ltd.	469	9
	Rohto Pharmaceutical Co. Ltd.	467	9
	Yaskawa Electric Corp.	319	9
	Niterra Co. Ltd.	144	8
	Shimadzu Corp.	307	8
	Sysmex Corp.	674	8
	Toho Co. Ltd.	766	8
	CyberAgent Inc.	867	7
	Japan Airport Terminal Co. Ltd.	192	7
	Toyo Suisan Kaisha Ltd.	113	7
	MatsukiyoCocokara & Co.	443	7
	Isetan Mitsukoshi Holdings Ltd.	324	7
	TISI Inc.	280	7
*	Rakuten Bank Ltd.	183	7
	Trend Micro Inc.	160	6
	USS Co. Ltd.	514	6
	Kansai Paint Co. Ltd.	317	6
	MISUMI Group Inc.	270	6
	Nissan Chemical Corp.	120	6
	Minebea Mitsumi Inc.	286	6
	Kakaku.com Inc.	248	6
	Sapporo Breweries Ltd.	531	6
	Tokyu Corp.	551	6
	Internet Initiative Japan Inc.	287	6
	Kobe Bussan Co. Ltd.	310	6
	MonotaRO Co. Ltd.	505	6
	ZOZO Inc.	862	6
	Open House Group Co. Ltd.	116	6
	Skylark Holdings Co. Ltd.	302	6
	McDonald's Holdings Co. Japan Ltd.	119	6
	Iyogin Holdings Inc.	238	6
	Square Enix Holdings Co. Ltd.	292	5
	Hamamatsu Photonics KK	337	5
	Hirose Electric Co. Ltd.	28	5
	Kurita Water Industries Ltd.	100	5
	Maruwa Co. Ltd.	16	5
	NOF Corp.	316	5
	Nissin Foods Holdings Co. Ltd.	285	5
	Ono Pharmaceutical Co. Ltd.	334	5
	Sankyo Co. Ltd.	419	5
	Azbil Corp.	564	5
	GMO Payment Gateway Inc.	92	5
	Hoshizaki Corp.	131	5
	Socionext Inc.	367	5
	Oracle Corp. Japan	70	4
	Japan Steel Works Ltd.	84	4
	Kintetsu Group Holdings Co. Ltd.	165	4
	Kyowa Kirin Co. Ltd.	223	4
	Santen Pharmaceutical Co. Ltd.	302	4
	Sega Sammy Holdings Inc.	212	4
	J Front Retailing Co. Ltd.	231	4
	Toei Animation Co. Ltd.	184	4
	Keio Corp.	547	3
	BIPROGY Inc.	91	3
	Odakyu Electric Railway Co. Ltd.	301	3
	Shimamura Co. Ltd.	136	3
	Kadokawa Corp.	129	3
6

Developed Markets ex-US Growth Index ETF
		Shares	Market Value• ($000)
	Cosmos Pharmaceutical Corp.	66	3
	Persol Holdings Co. Ltd.	1,453	3
	Koei Tecmo Holdings Co. Ltd.	275	3
*	Metaplanet Inc.	1,679	3
	OBIC Business Consultants Co. Ltd.	38	2
	Sugi Holdings Co. Ltd.	278	2
	ABC-Mart Inc.	99	2
	NS Solutions Corp.	70	2
	Tokyo Metro Co. Ltd.	258	2
			6,730
Netherlands (5.2%)
	ASML Holding NV	803	1,361
	Prosus NV	2,755	123
	ASM International NV	96	90
*,1	Adyen NV	45	55
	Universal Music Group NV	1,582	27
	Wolters Kluwer NV	321	26
			1,682
New Zealand (0.2%)
	Fisher & Paykel Healthcare Corp. Ltd. Class C	920	24
	Infratil Ltd.	2,056	18
	Auckland International Airport Ltd.	2,089	11
	Contact Energy Ltd.	1,178	6
	EBOS Group Ltd.	239	3
			62
Norway (0.5%)
	DNB Bank ASA	1,744	59
	Kongsberg Gruppen ASA	905	31
	Subsea 7 SA	475	18
	Mowi ASA	456	10
	Var Energi ASA	1,892	10
	Vend Marketplaces ASA	264	7
	Salmar ASA	95	6
	Protector Forsikring ASA	122	6
*	Kongsberg Maritime A/S	903	6
*	Nordic Semiconductor ASA	240	4
*,1	AutoStore Holdings Ltd.	2,030	4
	TOMRA Systems ASA	277	3
	Hafnia Ltd.	243	2
			166
Portugal (0.1%)
	Galp Energia SGPS SA	841	21
	Banco Comercial Portugues SA Class R	11,145	14
	Jeronimo Martins SGPS SA	378	8
			43
Singapore (1.4%)
	DBS Group Holdings Ltd.	4,200	256
	United Overseas Bank Ltd.	3,000	98
	Singapore Exchange Ltd.	1,700	34
	Singapore Telecommunications Ltd.	7,600	27
	Singapore Technologies Engineering Ltd.	2,500	21
	Keppel Ltd.	2,000	18
	City Developments Ltd.	1,200	8
	Sembcorp Industries Ltd.	1,800	8
			470
South Korea (10.2%)
	SK Hynix Inc. (XKRX)	1,106	1,339
	Samsung Electronics Co. Ltd. (XKRX)	5,459	1,031
	Samsung Electro-Mechanics Co. Ltd.	66	70
*	Samsung SDI Co. Ltd. (XKRX)	130	55
	Hanwha Aerospace Co. Ltd.	69	55
	NAVER Corp.	292	46
	KB Financial Group Inc.	368	46
	Celltrion Inc.	329	45
*,1	Samsung Biologics Co. Ltd.	25	28
	HD Hyundai Electric Co. Ltd.	49	28
	Alteogen Inc.	118	27
7

Developed Markets ex-US Growth Index ETF
		Shares	Market Value• ($000)
	Samsung C&T Corp.	94	26
	Korea Shipbuilding & Offshore Engineering Co. Ltd.	100	25
*	Doosan Enerbility Co. Ltd.	407	24
	LS Electric Co. Ltd.	158	24
	Hyosung Heavy Industries Corp.	11	24
*	LG Energy Solution Ltd.	87	24
	Hyundai Heavy Industries Co. Ltd.	67	22
	Hana Financial Group Inc.	171	17
	APR Corp.	50	17
	HD Hyundai Co. Ltd.	94	15
	Hyundai Rotem Co. Ltd.	148	15
	Korea Zinc Co. Ltd.	15	14
	LIG Defense&Aerospace Co. Ltd.	28	14
	Hanmi Semiconductor Co. Ltd.	89	14
	Korea Investment Holdings Co. Ltd.	93	13
*	Meritz Financial Group Inc.	150	13
	Kakao Corp.	465	12
	Samsung E&A Co. Ltd.	328	11
	Ecopro Co. Ltd.	164	11
	KakaoBank Corp.	717	11
	LG Chem Ltd. (XKRX)	50	10
	Korea Aerospace Industries Ltd.	108	10
	Krafton Inc.	60	10
	Samyang Foods Co. Ltd.	9	10
	Coway Co. Ltd.	108	8
	LS Corp.	34	8
	POSCO Future M Co. Ltd.	52	8
	Samsung SDS Co. Ltd.	48	8
*	Hanwha Ocean Co. Ltd.	104	7
	Mirae Asset Securities Co. Ltd.	274	7
	Hyundai Engineering & Construction Co. Ltd.	84	7
	KIWOOM Securities Co. Ltd.	34	7
	Hanjin Kal Corp.	60	6
	Hyundai Glovis Co. Ltd.	43	6
	Doosan Bobcat Inc.	136	6
	Ecopro BM Co. Ltd.	68	6
	HYBE Co. Ltd.	46	6
	LG CNS Co. Ltd.	100	6
	S-Oil Corp.	48	5
	Yuhan Corp.	84	5
	Hanmi Pharm Co. Ltd.	13	5
	Hanwha Systems Co. Ltd.	90	5
	Samsung Securities Co. Ltd.	60	4
	LG Innotek Co. Ltd.	8	4
	Orion Corp.	46	4
	Hyundai Autoever Corp.	14	4
	PharmaResearch Co. Ltd.	12	4
	HD Hyundai Marine Solution Co. Ltd. Class C	28	4
*	Samsung Episholdings Co. Ltd.	14	4
*	HLB Co. Ltd.	132	3
*	Peptron Inc.	20	3
*	Rainbow Robotics	10	3
*	SKC Co. Ltd.	24	2
	Posco DX Co. Ltd.	106	2
*	LigaChem Biosciences Inc.	30	2
*	SK Biopharmaceuticals Co. Ltd.	36	2
*	Kakaopay Corp.	60	2
*	SK Bioscience Co. Ltd.	36	1
*	Doosan Robotics Inc.	24	1
			3,321
Spain (3.4%)
	Banco Bilbao Vizcaya Argentaria SA	11,649	337
	Iberdrola SA	8,247	192
	Banco Santander SA	11,665	171
	CaixaBank SA	7,844	120
	Industria de Diseno Textil SA	1,554	104
	Amadeus IT Group SA	932	63
	Ferrovial NV	1,003	59
*,1	Cellnex Telecom SA	1,167	36
8

Developed Markets ex-US Growth Index ETF
		Shares	Market Value• ($000)
[1]	Aena SME SA	1,178	36
			1,118
Sweden (2.6%)
	Atlas Copco AB Class A	5,663	122
	Investor AB Class B	2,289	98
	Skandinaviska Enskilda Banken AB Class A	2,901	68
	Assa Abloy AB Class B	1,446	54
	Sandvik AB	1,253	50
	Atlas Copco AB Class B	2,703	50
	Saab AB Class B	652	43
	Epiroc AB Class A	1,349	37
	Hexagon AB Class B	2,674	28
	EQT AB	765	27
	Alfa Laval AB	414	25
*,1	Evolution AB	293	25
	Svenska Handelsbanken AB Class A	1,407	22
*	Swedish Orphan Biovitrum AB	456	21
	AddTech AB Class B	535	19
	Epiroc AB Class B	744	17
	Lifco AB Class B	462	15
	Indutrade AB	547	14
	Boliden AB	232	14
	Industrivarden AB Class C	237	13
	Beijer Ref AB Class B	791	11
	Trelleborg AB Class B	204	10
	Nibe Industrier AB Class B	2,155	10
	Nordnet AB publ	268	10
	Industrivarden AB Class A	151	9
	AAK AB	378	8
	Sectra AB Class B	274	8
	Investment AB Latour Class B	296	6
	Sagax AB Class B	318	6
	Skandinaviska Enskilda Banken AB Class C	181	4
	Sweco AB Class B	265	4
	Svenska Handelsbanken AB Class B	57	1
			849
Switzerland (7.1%)
	Roche Holding AG	824	359
	UBS Group AG (Registered)	6,168	338
	Novartis AG (Registered)	2,039	310
	ABB Ltd. (Registered)	3,167	310
	Cie Financiere Richemont SA Class A (Registered)	863	205
	Lonza Group AG (Registered)	145	103
	Galderma Group AG	379	79
	Sika AG (Registered)	331	78
	Alcon AG	1,034	75
	Givaudan SA (Registered)	17	69
	Swiss Re AG	290	50
	Geberit AG (Registered)	65	46
	Partners Group Holding AG	45	41
	SGS SA (Registered)	350	40
	Sandoz Group AG	444	37
	Sonova Holding AG (Registered)	102	29
	Kuehne & Nagel International AG (Registered)	110	29
	Logitech International SA (Registered)	291	29
	Straumann Holding AG (Registered)	234	27
	Chocoladefabriken Lindt & Spruengli AG	2	22
	Schindler Holding AG (XSWX)	57	19
	Roche Holding AG Class BR	36	16
	EMS-Chemie Holding AG (Registered)	10	10
	Schindler Holding AG (Registered)	30	10
			2,331
United Kingdom (10.1%)
	Rolls-Royce Holdings plc	17,325	352
	AstraZeneca plc	2,117	341
	HSBC Holdings plc	14,663	300
	Unilever plc	4,506	290
	BAE Systems plc	6,223	171
	NatWest Group plc	16,492	150
9

Developed Markets ex-US Growth Index ETF
		Shares	Market Value• ($000)
	RELX plc	3,672	132
	GSK plc	4,890	123
	London Stock Exchange Group plc	916	111
	Compass Group plc	3,516	107
	Reckitt Benckiser Group plc (XLON)	1,320	91
	Barclays plc	12,740	85
	3i Group plc	2,119	80
	Experian plc	1,858	76
	Lloyds Banking Group plc	49,743	73
*	ARM Holdings plc ADR	286	69
	Haleon plc	12,679	63
	InterContinental Hotels Group plc	310	50
	Next plc	234	49
	Standard Chartered plc	1,548	45
	Coca-Cola Europacific Partners plc	421	45
	SSE plc	1,219	40
	Halma plc	787	38
	Informa plc	2,611	32
	Admiral Group plc	560	30
	Sage Group plc	1,908	28
	Intertek Group plc	320	25
	Coca-Cola HBC AG Class DI	409	25
	Rentokil Initial plc	4,932	23
	Smiths Group plc	628	22
	Centrica plc	9,592	20
*	Wise Group plc Class A	1,434	19
	Diploma plc	160	16
	ICG plc	584	16
	United Utilities Group plc	827	16
	Smith & Nephew plc	946	14
	Severn Trent plc	324	14
	Pearson plc	769	13
	Marks & Spencer Group plc	2,480	13
	Bunzl plc	348	13
[1]	Autotrader Group plc	1,667	12
	Whitbread plc	345	11
	International Consolidated Airlines Group SA Class DI	1,916	11
	Zegona Communications plc	440	10
	Plus500 Ltd.	144	7
	Melrose Industries plc (XLON)	1,037	7
[1]	Airtel Africa plc	1,004	4
			3,282
United States (1.1%)
*	Spotify Technology SA	183	100
*	Sea Ltd. ADR	517	59
*	ICON plc	158	26
*	Check Point Software Technologies Ltd.	165	23
*	JFrog Ltd.	218	22
*	BioNTech SE ADR	204	21
*	Ascendis Pharma A/S	64	17
	Futu Holdings Ltd. ADR	127	16
*	Grab Holdings Ltd. Class A	4,546	16
*	Amer Sports Inc.	337	10
*	Monday.com Ltd.	84	9
*	Global-e Online Ltd.	224	8
*	Bending Spoons SpA	121	5
*	Cellebrite DI Ltd.	251	3
*	Wix.com Ltd.	27	2
*	Etoro Group Ltd. Class A	66	2
*	Bullish	64	2
*	Oddity Tech Ltd. Class A	83	1
*	Pagaya Technologies Ltd. Class A	50	1
*	Klarna Group plc	71	1
*	Innio NV	65	1
			345
Total Common Stocks (Cost $30,322)			32,574
Preferred Stocks (0.1%)
	Sartorius AG Preference Shares	52	15
10

Developed Markets ex-US Growth Index ETF
		Shares	Market Value• ($000)
	Mirae Asset Securities Co. Ltd. Preference Shares (XKRX)	617	5
	Edison SpA Preference Shares	250	1
Total Preferred Stocks (Cost $20)			21
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[2]	Vanguard Market Liquidity Fund, 3.731% (Cost $8)	76	8
Total Investments (99.8%) (Cost $30,350)			32,603
Other Assets and Liabilities—Net (0.2%)			63
Net Assets (100%)			32,666
Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1
Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2026, the aggregate value was $258, representing 0.8% of net assets.

2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.
11

Developed Markets ex-US Growth Index ETF
Statement of Assets and Liabilities
As of August 31, 2026

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $30,342)	32,595
Affiliated Issuers (Cost $8)	8
Total Investments in Securities	32,603
Investment in Vanguard	1
Foreign Currency, at Value (Cost $23)	23
Receivables for Accrued Income	40
Total Assets	32,667
Liabilities
Payables to Vanguard	1
Total Liabilities	1
Net Assets	32,666
At August 31, 2026, net assets consisted of:

Paid-in Capital	30,351
Total Distributable Earnings (Loss)	2,315
Net Assets	32,666

Net Assets
Applicable to 400,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	32,666
Net Asset Value Per Share	$81.67

See accompanying Notes, which are an integral part of the Financial Statements.
12

Developed Markets ex-US Growth Index ETF
Statement of Operations

April 14, 2026[1] to August 31, 2026
($000)
Investment Income
Income
Dividends[2]	180
Interest[3]	—
Total Income	180
Expenses
The Vanguard Group—Note C
Management and Administrative	—
Auditing Fees	51
Accounting Fees	18
Shareholders’ Reports	1
Trustees’ Fees and Expenses	—
Professional Services	4
Total Expenses	74
Expense Reduction—Note C	(65)
Net Expenses	9
Net Investment Income	171
Realized Net Gain (Loss)
Investment Securities Sold[3]	(6)
Futures Contracts	6
Forward Currency Contracts	—
Foreign Currencies	(7)
Realized Net Gain (Loss)	(7)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[3]	2,253
Foreign Currencies	—
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2,253
Net Increase (Decrease) in Net Assets Resulting from Operations	2,417

1	Inception.
2	Dividends are net of foreign withholding taxes of $27.
3
Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were each less than $1. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
13

Developed Markets ex-US Growth Index ETF
Statement of Changes in Net Assets

April 14, 2026[1] to August 31, 2026
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	171
Realized Net Gain (Loss)	(7)
Change in Unrealized Appreciation (Depreciation)	2,253
Net Increase (Decrease) in Net Assets Resulting from Operations	2,417
Distributions
Total Distributions	(102)
Capital Share Transactions
Issued	30,352
Issued in Lieu of Cash Distributions	—
Redeemed	(1)
Net Increase (Decrease) from Capital Share Transactions	30,351
Total Increase (Decrease)	32,666
Net Assets
Beginning of Period	—
End of Period	32,666

1	Inception.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Developed Markets ex-US Growth Index ETF
Financial Highlights

For a Share Outstanding Throughout the Period	April 14, 2026[1] to August 31, 2026
Net Asset Value, Beginning of Period	$75.00
Investment Operations
Net Investment Income[2]	.471
Net Realized and Unrealized Gain (Loss) on Investments	6.453
Total from Investment Operations	6.924
Distributions
Dividends from Net Investment Income	(.254)
Distributions from Realized Capital Gains	—
Total Distributions	(.254)
Net Asset Value, End of Period	$81.67
Total Return	9.23%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$33
Ratio of Total Expenses to Average Net Assets	0.08%[3,4]
Ratio of Net Investment Income to Average Net Assets	1.56%[3]
Portfolio Turnover Rate[5]	1%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4
Vanguard and the board of trustees have agreed to temporarily assume certain expenses (representing an annual rate of 0.30% of the fund's average net assets) to maintain a total expense ratio of 0.08%. The fund will not be required to reimburse Vanguard for these amounts.

5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Developed Markets ex-US Growth Index ETF
Notes to Financial Statements
Vanguard Developed Markets ex-US Growth Index ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange, Inc.; they can be purchased and sold through a broker.
A.
The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the period ended August 31, 2026, the fund’s average investments in long and short futures contracts represented 0% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2026.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. Risks associated with these types of forward currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the period ended August 31, 2026, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open forward currency contracts at August 31, 2026.
16

Developed Markets ex-US Growth Index ETF
5. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the tax year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Credit Facility and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in an uncommitted credit facility provided by Vanguard, which may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. Any borrowings under the facility bear interest at the higher of the effective federal funds rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate, or based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the period ended August 31, 2026, the fund did not utilize the credit facility or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.
Vanguard provides investment advisory services to the fund through its wholly owned subsidiary Vanguard Capital Management, LLC.
C.
In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the
FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
From time to time, Vanguard and/or a fund's board of trustees may adjust a fund's fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the fund and its shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). The fund is not obligated to repay these amounts, and Vanguard is not obligated to continue or otherwise repeat these voluntary expense adjustments. Expense adjustments are generally calculated at, and returned to, each share class, as applicable.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2026, the fund had contributed to Vanguard capital in the amount of $1,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
Vanguard and the board of trustees have agreed to temporarily assume certain expenses to maintain a total annual expense ratio of 0.08%. For the period ended August 31, 2026, the fund’s expenses were reduced by $65,000 (an effective annual rate of 0.30% of the fund’s average net assets).
D.
Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of August 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	3,855	—	—	3,855
Common Stocks—Other	114	28,605	—	28,719
Preferred Stocks	—	21	—	21
Temporary Cash Investments	8	—	—	8
Total	3,977	28,626	—	32,603
17

Developed Markets ex-US Growth Index ETF
E.
Realized net gain (loss) on derivatives for the period ended August 31, 2026, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	6	—	6
Forward Currency Contracts	—	—	—
Realized Net Gain (Loss) on Derivatives	6	—	6
F.
Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	112
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	2,210
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	(7)
Total	2,315
The tax character of distributions paid was as follows:
Period Ended August 31,
2026 Amount ($000)
Ordinary Income*	102
Long-Term Capital Gains	—
Total	102

*	Includes short-term capital gains, if any.
As of August 31, 2026, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	30,391
Gross Unrealized Appreciation	3,216
Gross Unrealized Depreciation	(1,004)
Net Unrealized Appreciation (Depreciation)	2,212
G.
During the period ended August 31, 2026, the fund purchased $3,142,000 of investment securities and sold $198,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $27,404,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
18

Developed Markets ex-US Growth Index ETF
H.
Capital shares issued and redeemed were:

April 14, 2026[1] to August 31, 2026
Shares (000)
Issued	400
Issued in Lieu of Cash Distributions	—
Redeemed	—
Net Increase (Decrease) in Shares Outstanding	400

1	Inception.
I.
Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.
Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
K.
Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
19

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Developed Markets ex-US Growth Index ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Developed Markets ex-US Growth Index ETF (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2026, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period April 14, 2026 (inception) through August 31, 2026 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, and the results of its operations, changes in its net assets, and the financial highlights for the period April 14, 2026 (inception) through August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian and transfer agent. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 21, 2026
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
20

Tax information (unaudited)
The fund designates to shareholders foreign source income of $199,000 and foreign taxes paid of $19,000, or if subsequently determined to be different, the maximum amounts allowable by law. Form 1099-DIV reports calendar-year amounts that can be included on the income tax return of shareholders.
QV0710 102026
21

Financial Statements
For the period ended August 31, 2026
Vanguard Developed Markets ex-US Value Index ETF

Developed Markets ex-US Value Index ETF
Financial Statements
Schedule of Investments
As of August 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (98.5%)
Australia (6.7%)
	BHP Group Ltd.	11,605	546
	ANZ Group Holdings Ltd.	6,873	183
	National Australia Bank Ltd.	5,308	146
	Westpac Banking Corp.	5,513	136
	Rio Tinto Ltd.	852	106
	Woodside Energy Group Ltd.	4,336	101
	Woolworths Group Ltd.	2,174	63
	Northern Star Resources Ltd.	3,263	55
	Coles Group Ltd.	3,064	53
	Fortescue Ltd.	3,791	48
	Macquarie Group Ltd.	266	48
	Santos Ltd.	7,412	43
	Wesfarmers Ltd.	697	40
	South32 Ltd.	10,263	38
	Suncorp Group Ltd.	2,477	33
	Scentre Group	11,943	31
	Telstra Group Ltd.	8,911	30
	Goodman Group	1,403	28
	Transurban Group	2,501	26
	Washington H Soul Pattinson & Co. Ltd.	819	26
	APA Group	3,023	23
	BlueScope Steel Ltd.	993	22
*	Mineral Resources Ltd.	399	18
	Stockland	5,495	17
	Ampol Ltd.	540	17
	Ramsay Health Care Ltd.	430	16
	Sonic Healthcare Ltd.	1,118	16
	Vicinity Ltd.	9,053	16
	GPT Group	4,339	15
	Mirvac Group	8,939	12
	Bendigo & Adelaide Bank Ltd.	1,331	10
	Computershare Ltd. (XASX)	354	10
	Dexus	2,432	10
	Aurizon Holdings Ltd.	3,861	10
	Sigma Healthcare Ltd.	4,642	9
	Orica Ltd.	596	9
	Cleanaway Waste Management Ltd.	5,078	9
	Medibank Pvt Ltd.	2,500	9
	Worley Ltd.	1,037	8
	AGL Energy Ltd.	1,358	8
	Endeavour Group Ltd.	3,457	8
	ASX Ltd.	166	7
*	Treasury Wine Estates Ltd.	1,831	7
*	Lynas Rare Earths Ltd.	515	6
	Charter Hall Group	435	6
	JB Hi-Fi Ltd.	96	5
	ALS Ltd.	328	5
	a2 Milk Co. Ltd.	1,033	5
*	NEXTDC Ltd.	458	4
	Steadfast Group Ltd.	887	4
	Yancoal Australia Ltd.	898	4
	Atlas Arteria Ltd.	1,059	3
	TPG Telecom Ltd.	1,022	3
	Reece Ltd.	265	3
	SGH Ltd.	116	3
	SEEK Ltd.	240	2
			2,119

Developed Markets ex-US Value Index ETF
		Shares	Market Value• ($000)
Austria (0.2%)
	OMV AG	330	26
	Raiffeisen Bank International AG	290	21
	voestalpine AG	238	13
	Vienna Insurance Group AG Wiener Versicherung Gruppe	81	7
	Strabag SE Class BR	36	4
	EVN AG	80	3
	Telekom Austria AG	165	2
			76
Belgium (1.0%)
	Anheuser-Busch InBev SA NV	2,253	178
*	Argenx SE	41	42
	Ageas SA	325	28
	UCB SA	100	25
	Groupe Bruxelles Lambert NV	170	15
	Ackermans & van Haaren NV	22	7
	Elia Group SA	46	7
	Financiere de Tubize SA	24	5
			307
Canada (10.6%)
	Bank of Nova Scotia	2,810	257
	Enbridge Inc.	4,986	253
	Brookfield Corp.	4,872	201
	Suncor Energy Inc.	2,692	180
	Bank of Montreal	1,001	171
	Barrick Mining Corp. (XTSE)	3,820	171
	Manulife Financial Corp.	3,832	162
	TC Energy Corp.	2,396	150
	Canadian Natural Resources Ltd.	2,938	147
	Cenovus Energy Inc.	3,079	99
	Sun Life Financial Inc.	1,262	99
	Agnico Eagle Mines Ltd.	437	89
	Nutrien Ltd.	1,097	83
	Power Corp. of Canada	1,207	80
	Canadian Pacific Kansas City Ltd.	773	72
	Pembina Pipeline Corp.	1,355	66
	Fortis Inc. (XTSE)	1,159	64
	Cameco Corp.	634	63
	Restaurant Brands International Inc.	792	62
	Canadian National Railway Co.	461	58
	Wheaton Precious Metals Corp.	355	53
*	First Quantum Minerals Ltd.	1,541	51
	Pan American Silver Corp.	961	50
	Teck Resources Ltd. Class B	660	45
	Franco-Nevada Corp.	169	44
	Brookfield Asset Management Ltd. Class A (XTSE)	860	44
	Great-West Lifeco Inc.	600	39
	Magna International Inc.	584	38
	Kinross Gold Corp.	1,179	36
	Emera Inc.	696	35
	Rogers Communications Inc. Class B	883	33
	iA Financial Corp. Inc.	205	29
	AltaGas Ltd.	713	28
[1]	Hydro One Ltd.	727	28
	George Weston Ltd.	353	25
	Intact Financial Corp.	123	24
	Tourmaline Oil Corp.	539	24
	Lundin Mining Corp.	806	22
	Loblaw Cos. Ltd.	422	18
	BCE Inc.	696	16
	Saputo Inc.	550	16
	Open Text Corp.	555	14
	Metro Inc.	189	12
	WSP Global Inc.	91	12
	TELUS Corp.	1,184	11
	Empire Co. Ltd. Class A	291	10
	CCL Industries Inc. Class B	137	9
	Thomson Reuters Corp.	80	9
*	CAE Inc.	326	8

Developed Markets ex-US Value Index ETF
		Shares	Market Value• ($000)
	Toromont Industries Ltd.	59	8
	GFL Environmental Inc.	185	8
	AtkinsRealis Group Inc.	114	7
	Brookfield Wealth Solutions Ltd.	88	4
			3,337
China (0.1%)
*	Z AI Co. Ltd.	84	13
*	Minimax Group Inc.	166	7
			20
Denmark (1.0%)
	Danske Bank A/S	1,470	85
	Vestas Wind Systems A/S	2,267	75
	AP Moller - Maersk A/S Class B	9	30
	Carlsberg A/S Class B	204	28
	Novonesis Novozymes B Class B	334	24
	AP Moller - Maersk A/S Class A	7	23
*,1	Orsted A/S	1,059	23
	Tryg A/S	719	17
	Coloplast A/S Class B	116	8
			313
Finland (1.5%)
	Nokia OYJ	12,330	126
	Nordea Bank Abp	4,014	82
	Sampo OYJ Class A (XHEL)	5,687	64
	Neste OYJ	984	37
	UPM-Kymmene OYJ	1,211	34
	Kone OYJ Class B	402	25
	Fortum OYJ	1,008	24
	Kesko OYJ Class B	619	16
	Stora Enso OYJ Class R	1,391	16
	Metso OYJ	753	16
	Elisa OYJ	326	13
	Wartsila OYJ Abp	383	12
			465
France (6.7%)
	TotalEnergies SE (TQEX)	4,783	421
	BNP Paribas SA	2,266	270
	Sanofi SA	2,432	216
	AXA SA	3,798	190
	Societe Generale SA	1,510	127
	Safran SA	326	127
	Air Liquide SA (XPAR)	476	94
	Engie SA (XPAR)	2,902	83
	Orange SA	4,375	78
	Vinci SA	512	67
	Cie Generale des Etablissements Michelin SCA	1,567	64
	Veolia Environnement SA	1,523	58
	Credit Agricole SA	2,551	55
	Danone SA	715	53
	Cie de Saint-Gobain SA	397	36
	Pernod Ricard SA	455	34
	Publicis Groupe SA	265	31
	Legrand SA	144	23
	Bouygues SA	432	22
	Kering SA	67	20
	Thales SA	63	18
	Capgemini SE	117	14
	Bollore SE	1,590	7
	Dassault Aviation SA	16	5
			2,113
Germany (5.9%)
	Allianz SE (Registered)	871	454
	Siemens AG (Registered)	628	208
	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	289	174
	Deutsche Post AG	2,097	136
	Siemens Energy AG	817	135
	Bayer AG (Registered)	2,240	128
	Deutsche Telekom AG (Registered)	3,836	126

Developed Markets ex-US Value Index ETF
		Shares	Market Value• ($000)
	BASF SE	2,036	125
	Mercedes-Benz Group AG	1,646	90
	Bayerische Motoren Werke AG (XETR)	726	52
	Fresenius SE & Co. KGaA	939	49
	Vonovia SE	1,937	43
	Hannover Rueck SE	137	41
	adidas AG	163	29
	Continental AG	245	20
	Talanx AG	137	20
	Henkel AG & Co. KGaA (XTER)	218	18
[1]	Siemens Healthineers AG	208	9
	Volkswagen AG	68	6
	Traton SE	136	6
			1,869
Hong Kong (1.4%)
	AIA Group Ltd.	11,524	111
	CK Hutchison Holdings Ltd.	6,247	56
	Sun Hung Kai Properties Ltd.	3,485	51
	Jardine Matheson Holdings Ltd.	472	28
	CK Asset Holdings Ltd.	4,453	26
	BOC Hong Kong Holdings Ltd.	3,258	22
	Hongkong Land Holdings Ltd.	2,300	19
	CLP Holdings Ltd.	1,461	15
	Henderson Land Development Co. Ltd.	3,085	11
	Power Assets Holdings Ltd.	1,370	11
	Sino Land Co. Ltd.	8,666	11
	Swire Pacific Ltd. Class A	831	11
	Galaxy Entertainment Group Ltd.	1,547	7
	Swire Properties Ltd.	2,236	7
	MTR Corp. Ltd.	1,373	6
	Wharf Holdings Ltd.	2,155	5
	Sands China Ltd.	3,037	5
	CK Infrastructure Holdings Ltd.	620	5
	Zijin Gold International Co. Ltd.	255	5
[1]	BOC Aviation Ltd.	472	4
	HKT Trust & HKT Ltd.	2,694	4
	DFI Retail Group Holdings Ltd. (Registered)	700	3
	Cathay Pacific Airways Ltd.	1,075	2
	Swire Pacific Ltd. Class B	1,199	2
	HK Electric Investments & HK Electric Investments Ltd.	2,223	2
[1]	Budweiser Brewing Co. APAC Ltd.	1,595	1
			430
Ireland (0.2%)
	Bank of Ireland Group plc	2,171	48
	Kerry Group plc Class A	125	12
			60
Israel (1.5%)
*	Teva Pharmaceutical Industries Ltd. ADR	2,654	96
*	Tower Semiconductor Ltd.	257	53
	Bank Hapoalim BM	1,556	40
	Bank Leumi Le-Israel BM	1,584	40
	Phoenix Financial Ltd.	521	33
	Israel Discount Bank Ltd. Class A	2,800	32
	Mizrahi Tefahot Bank Ltd.	350	27
*	Nova Ltd.	72	25
	Harel Insurance Investments & Financial Services Ltd.	253	16
	Clal Insurance Enterprises Holdings Ltd.	150	13
	ICL Group Ltd.	1,637	9
*	Migdal Insurance & Financial Holdings Ltd.	1,081	7
	Delek Group Ltd.	210	6
	Shufersal Ltd.	454	6
	Azrieli Group Ltd.	43	6
	Mivne Real Estate KD Ltd.	1,296	6
	Strauss Group Ltd.	130	5
	Menora Mivtachim Holdings Ltd.	27	5
*	Camtek Ltd.	39	5
	Alony Hetz Properties & Investments Ltd.	378	4
	Melisron Ltd.	28	4
	Amot Investments Ltd.	547	4

Developed Markets ex-US Value Index ETF
		Shares	Market Value• ($000)
	FIBI Holdings Ltd.	40	4
*	Shikun & Binui Ltd.	469	3
	Israel Corp. Ltd.	90	3
	Electra Ltd.	48	2
	Matrix IT Ltd.	57	2
*	Airport City Ltd.	123	2
	Shapir Engineering & Industry Ltd.	146	2
*	Fattal Holdings 1998 Ltd.	9	2
	Gav-Yam Lands Corp. Ltd.	56	1
	Ashtrom Group Ltd.	64	1
*	Delek Yizum Nechasim Ltd.	21	—
			464
Italy (2.9%)
	Intesa Sanpaolo SpA	22,549	178
	Generali	2,393	124
	Eni SpA	4,554	124
	Enel SpA	10,807	118
	Banca Monte dei Paschi di Siena SpA	4,920	66
	Banco BPM SpA	3,456	64
	BPER Banca SpA	2,185	36
	Unipol Assicurazioni SpA	1,034	34
	Poste Italiane SpA	1,045	34
	STMicroelectronics NV	658	33
	Prysmian SpA	195	27
*	Stellantis NV	4,642	26
	Leonardo SpA	298	18
	Snam SpA	2,514	17
	Terna - Rete Elettrica Nazionale	1,349	15
	Banca Mediolanum SpA	243	7
	Davide Campari-Milano NV	374	3
[1]	Infrastrutture Wireless Italiane SpA	346	2
			926
Japan (22.8%)
	Toyota Motor Corp.	16,248	319
	Mitsubishi Corp.	8,446	253
	Murata Manufacturing Co. Ltd.	4,210	187
	Sumitomo Mitsui Financial Group Inc.	4,085	175
	Mitsubishi Electric Corp.	4,773	165
	Panasonic Holdings Corp.	5,603	156
	SoftBank Group Corp.	4,478	144
	Hitachi Ltd.	4,086	139
	Takeda Pharmaceutical Co. Ltd.	3,666	133
*	Kioxia Holdings Corp.	424	131
	Sumitomo Corp.	10,780	120
	KDDI Corp.	6,383	118
	Japan Tobacco Inc.	2,508	108
	ORIX Corp.	2,578	100
	Sumitomo Electric Industries Ltd.	7,252	100
	Softbank Corp.	65,595	97
	ITOCHU Corp.	7,305	96
	Honda Motor Co. Ltd.	8,916	95
	Sompo Holdings Inc.	2,135	91
	Japan Post Bank Co. Ltd.	4,088	87
	Resona Holdings Inc.	5,271	83
	Toyota Tsusho Corp.	1,630	76
	Kyocera Corp.	3,209	73
	NTT Inc.	68,071	73
	Sumitomo Mitsui Trust Group Inc.	6,380	71
	Marubeni Corp.	2,308	71
	Bridgestone Corp.	2,688	69
	Nintendo Co. Ltd.	1,218	69
	Seven & i Holdings Co. Ltd.	5,474	69
	Mitsubishi Heavy Industries Ltd.	2,800	68
	Astellas Pharma Inc.	4,139	61
	Canon Inc.	2,056	60
	FUJIFILM Holdings Corp.	2,843	60
	Mitsui Fudosan Co. Ltd.	6,291	60
	Japan Post Holdings Co. Ltd.	3,754	58
	Komatsu Ltd.	1,196	55

Developed Markets ex-US Value Index ETF
		Shares	Market Value• ($000)
	Central Japan Railway Co.	2,178	54
	Denso Corp.	4,462	54
	ENEOS Holdings Inc.	6,201	52
	Nippon Steel Corp.	12,270	51
	Kao Corp.	2,162	49
	Sumitomo Realty & Development Co. Ltd.	2,145	45
	NEC Corp.	1,426	43
	Sumitomo Metal Mining Co. Ltd.	629	43
	Otsuka Holdings Co. Ltd.	565	43
	Fujitsu Ltd.	1,759	42
	Ibiden Co. Ltd.	334	42
	Kubota Corp.	2,299	42
	Daiwa House Industry Co. Ltd.	1,393	41
	Kansai Electric Power Co. Inc.	2,324	41
	Resonac Holdings Corp.	423	41
	Furukawa Electric Co. Ltd.	1,610	40
	FANUC Corp.	1,002	38
	Secom Co. Ltd.	930	38
	Suzuki Motor Corp.	2,712	38
	TDK Corp.	1,946	37
	Asahi Group Holdings Ltd.	3,444	36
	Nomura Holdings Inc.	3,519	36
	Kirin Holdings Co. Ltd.	1,845	35
	Mitsubishi Estate Co. Ltd.	1,478	35
	Asahi Kasei Corp.	3,096	32
	Osaka Gas Co. Ltd.	901	32
	Sekisui House Ltd.	1,485	32
	Yokohama Financial Group Inc.	2,595	32
	Inpex Corp.	1,286	32
	Chubu Electric Power Co. Inc.	1,719	31
	East Japan Railway Co.	1,381	31
	Chiba Bank Ltd.	1,691	30
	Obayashi Corp.	1,458	27
	Tokyo Gas Co. Ltd.	707	27
	Toray Industries Inc.	3,410	27
	Yamaha Motor Co. Ltd.	2,307	27
	SMC Corp.	56	25
	Shizuoka Financial Group Inc.	1,091	25
	Ajinomoto Co. Inc.	725	24
	Nippon Yusen KK	538	24
	Rohm Co. Ltd.	777	24
	Mitsubishi Chemical Group Corp.	3,104	23
	Mebuki Financial Group Inc.	2,147	23
	Daiwa Securities Group Inc.	1,855	21
	Subaru Corp.	1,284	21
	Makita Corp.	649	21
	Shiseido Co. Ltd.	907	21
	Fukuoka Financial Group Inc.	434	21
	Kyoto Financial Group Inc.	684	21
	LY Corp.	5,624	20
	Eisai Co. Ltd.	660	20
	Mitsui OSK Lines Ltd.	467	20
	Dai Nippon Printing Co. Ltd.	989	19
	Mitsubishi HC Capital Inc. (XTKS)	2,195	19
	Kajima Corp.	617	19
	NGK Corp.	567	19
	NIDEC Corp.	1,160	19
	TOPPAN Holdings Inc.	608	19
	West Japan Railway Co.	1,029	19
	Aisin Corp.	1,273	18
	AGC Inc.	503	18
	Brother Industries Ltd.	585	18
	JFE Holdings Inc.	1,598	18
	Omron Corp.	439	18
	Shimizu Corp.	1,236	18
	Terumo Corp.	1,139	18
	Nippon Express Holdings Inc.	510	18
*	Rakuten Group Inc.	3,449	17
	Fuji Electric Co. Ltd.	201	17
	Hachijuni Nagano Bank Ltd.	1,031	17

Developed Markets ex-US Value Index ETF
		Shares	Market Value• ($000)
	Isuzu Motors Ltd.	1,217	17
	Sojitz Corp.	476	17
	Japan Exchange Group Inc.	1,192	17
	Hulic Co. Ltd.	1,530	17
	Taisei Corp.	214	17
	MEIJI Holdings Co. Ltd.	600	17
	Hankyu Hanshin Holdings Inc.	540	16
	T&D Holdings Inc.	511	16
	Idemitsu Kosan Co. Ltd.	1,830	16
	Nippon Building Fund Inc.	20	16
	Daito Trust Construction Co. Ltd.	695	15
	Sekisui Chemical Co. Ltd.	895	15
	Yokohama Rubber Co. Ltd.	331	15
	Kyushu Electric Power Co. Inc.	1,075	14
	Seiko Epson Corp.	714	14
	Nitto Denko Corp.	656	14
	Ricoh Co. Ltd.	1,293	14
	TOTO Ltd.	339	14
	SBI Holdings Inc.	617	13
	IHI Corp.	754	13
	Kobe Steel Ltd.	1,041	13
	Shionogi & Co. Ltd.	693	13
	Sumitomo Chemical Co. Ltd.	3,759	13
	Japan Post Insurance Co. Ltd.	1,214	13
	Japan Real Estate Investment Corp.	17	13
	Amada Co. Ltd.	739	12
	Otsuka Corp.	518	12
	Dentsu Group Inc.	501	12
	Mitsui Chemicals Inc.	846	12
	Minebea Mitsumi Inc.	591	12
	Sumitomo Forestry Co. Ltd.	1,400	12
	Tosoh Corp.	736	12
	Yakult Honsha Co. Ltd.	661	12
	Japan Metropolitan Fund Investment	17	12
	Hitachi Construction Machinery Co. Ltd.	309	11
	Kinden Corp.	262	11
	Mitsubishi Gas Chemical Co. Inc.	443	11
	Niterra Co. Ltd.	217	11
*	Nissan Motor Co. Ltd.	5,391	11
	Oji Holdings Corp.	2,020	11
	Ono Pharmaceutical Co. Ltd.	692	11
	Tokyu Fudosan Holdings Corp.	1,338	11
	Kokusai Electric Corp.	199	11
	Kandenko Co. Ltd.	279	10
	Credit Saison Co. Ltd.	334	10
	Shimano Inc.	84	10
	Tokyo Tatemono Co. Ltd.	471	10
	Mazda Motor Corp.	1,361	10
	Electric Power Development Co. Ltd. Class C	379	10
	Isetan Mitsukoshi Holdings Ltd.	435	10
	SG Holdings Co. Ltd.	1,057	10
	Iyogin Holdings Inc.	399	10
	Air Water Inc.	520	9
	NH Foods Ltd.	222	9
	Nissan Chemical Corp.	177	9
	Yamaha Corp.	1,031	9
	Nitori Holdings Co. Ltd.	471	9
	Tohoku Electric Power Co. Inc.	1,137	9
	Nippon Prologis REIT Inc.	16	9
	GLP J-Reit	11	9
	Haseko Corp.	465	8
	Kikkoman Corp.	713	8
	Koito Manufacturing Co. Ltd.	495	8
	Kuraray Co. Ltd.	695	8
	Marui Group Co. Ltd.	414	8
	MISUMI Group Inc.	347	8
	Nichirei Corp.	582	8
	Nikon Corp.	704	8
	Kewpie Corp.	262	8
	Medipal Holdings Corp.	459	8

Developed Markets ex-US Value Index ETF
		Shares	Market Value• ($000)
	Tobu Railway Co. Ltd.	445	8
	Lixil Corp.	696	8
	Unicharm Corp.	1,226	8
	Yamazaki Baking Co. Ltd.	350	8
	Yamato Holdings Co. Ltd.	650	8
	Suntory Beverage & Food Ltd.	286	8
	Cosmo Energy Holdings Co. Ltd.	290	8
	Kyushu Railway Co.	348	8
	Tsuruha Holdings Inc.	536	8
	Daiwa House REIT Investment Corp.	11	8
	Orix JREIT Inc.	13	8
	Nomura Real Estate Master Fund Inc.	9	8
	KDX Realty Investment Corp.	9	8
	ANA Holdings Inc.	361	7
	Kurita Water Industries Ltd.	130	7
	Nippon Paint Holdings Co. Ltd.	958	7
	Nisshin Seifun Group Inc.	562	7
	Tokyo Century Corp.	413	7
	Shimadzu Corp.	269	7
	Tokyu Corp.	691	7
	Toyo Suisan Kaisha Ltd.	108	7
	Toyo Seikan Group Holdings Ltd.	266	7
	Yamato Kogyo Co. Ltd.	96	7
	Yaskawa Electric Corp.	250	7
	Nomura Real Estate Holdings Inc.	1,205	7
	J Front Retailing Co. Ltd.	359	7
	United Urban Investment Corp.	7	7
	Invincible Investment Corp.	17	7
	Hirose Electric Co. Ltd.	39	6
	Kintetsu Group Holdings Co. Ltd.	252	6
	ALSOK Co. Ltd.	819	6
	Rinnai Corp.	249	6
	Toho Co. Ltd.	557	6
*	Tokyo Electric Power Co. Holdings Inc.	1,750	6
	Yokogawa Electric Corp.	180	6
	Iida Group Holdings Co. Ltd.	379	6
	Hakuhodo DY Holdings Inc.	652	6
	MatsukiyoCocokara & Co.	392	6
	Japan Airlines Co. Ltd.	325	6
	Advance Residence Investment Corp.	7	6
	USS Co. Ltd.	376	5
	Canon Marketing Japan Inc.	216	5
	Square Enix Holdings Co. Ltd.	294	5
	Kyowa Kirin Co. Ltd.	290	5
	Nissin Foods Holdings Co. Ltd.	252	5
	Odakyu Electric Railway Co. Ltd.	461	5
	Santen Pharmaceutical Co. Ltd.	398	5
	Stanley Electric Co. Ltd.	233	5
	Persol Holdings Co. Ltd.	2,496	5
	Trend Micro Inc.	110	4
	Hamamatsu Photonics KK	286	4
	Mitsubishi Motors Corp.	1,555	4
	Sapporo Breweries Ltd.	323	4
	Shimamura Co. Ltd.	178	4
	Sundrug Co. Ltd.	153	4
	Sysmex Corp.	338	4
	Azbil Corp.	437	4
	TISI Inc.	150	4
	Hoshizaki Corp.	104	4
	Skylark Holdings Co. Ltd.	186	4
	Fuji Media Holdings Inc.	99	3
	Acom Co. Ltd.	1,092	3
	Japan Steel Works Ltd.	76	3
	Keio Corp.	685	3
	NOF Corp.	188	3
*	Sharp Corp.	633	3
	TBS Holdings Inc.	76	3
	Kadokawa Corp.	149	3
	McDonald's Holdings Co. Japan Ltd.	68	3
	Tokyo Metro Co. Ltd.	341	3

Developed Markets ex-US Value Index ETF
		Shares	Market Value• ($000)
	Sugi Holdings Co. Ltd.	228	2
	ABC-Mart Inc.	107	2
	NS Solutions Corp.	66	2
	BIPROGY Inc.	77	2
	Nippon Television Holdings Inc.	118	2
	Sega Sammy Holdings Inc.	109	2
*	Metaplanet Inc.	992	2
	OBIC Business Consultants Co. Ltd.	26	1
	Cosmos Pharmaceutical Corp.	36	1
			7,185
Netherlands (2.5%)
	ING Groep NV	6,259	222
	ArcelorMittal SA	971	72
	Koninklijke Ahold Delhaize NV	2,023	72
	DSM-Firmenich AG	570	63
	ABN AMRO Bank NV	1,286	62
	NN Group NV	599	54
	Heineken NV	631	53
	Koninklijke Philips NV	1,780	48
	Koninklijke KPN NV	8,733	42
*,1	Adyen NV	23	28
	Heineken Holding NV	254	20
	EXOR NV	212	18
	Wolters Kluwer NV	173	14
	Universal Music Group NV	645	11
			779
New Zealand (0.1%)
	Meridian Energy Ltd.	2,939	10
	Fisher & Paykel Healthcare Corp. Ltd. Class C	330	9
	Auckland International Airport Ltd.	1,553	8
	Contact Energy Ltd.	1,078	6
	Mercury NZ Ltd.	1,579	6
	Spark New Zealand Ltd.	4,269	5
	EBOS Group Ltd.	194	2
			46
Norway (0.9%)
	Equinor ASA	1,928	83
	Norsk Hydro ASA	2,985	30
	Aker BP ASA	689	27
	Storebrand ASA	987	22
	Telenor ASA	1,444	21
	Yara International ASA	370	18
	Orkla ASA	1,744	18
	Frontline plc	322	14
	Gjensidige Forsikring ASA	430	13
	Mowi ASA	519	11
	SpareBank 1 Sor-Norge ASA	468	11
	Aker ASA Class A	54	9
	Salmar ASA	64	4
	Wallenius Wilhelmsen ASA	231	4
	Leroy Seafood Group ASA	633	3
	Vend Marketplaces ASA	117	3
*	Nordic Semiconductor ASA	149	3
	Hafnia Ltd.	382	3
	TOMRA Systems ASA	185	2
			299
Portugal (0.2%)
	EDP SA	6,883	37
	EDP Renewables SA	697	11
	Banco Comercial Portugues SA Class R	7,893	10
	Jeronimo Martins SGPS SA	222	5
			63
Singapore (1.3%)
	Oversea-Chinese Banking Corp. Ltd.	8,732	216
	Singapore Telecommunications Ltd.	7,700	27
	CapitaLand Integrated Commercial Trust	13,800	26
	CapitaLand Ascendas REIT	9,600	18
	Singapore Airlines Ltd.	3,300	18

Developed Markets ex-US Value Index ETF
		Shares	Market Value• ($000)
	Wilmar International Ltd.	6,000	18
	Keppel Ltd.	1,318	12
	CapitaLand Investment Ltd.	5,200	11
	Seatrium Ltd.	5,100	9
	UOL Group Ltd.	1,100	8
	Singapore Technologies Engineering Ltd.	800	7
	Mapletree Industrial Trust	4,800	7
	Mapletree Logistics Trust	7,900	7
	Genting Singapore Ltd.	12,900	6
	Mapletree Pan Asia Commercial Trust	5,200	5
	Jardine Cycle & Carriage Ltd.	135	3
			398
South Korea (7.0%)
	Samsung Electronics Co. Ltd. (XKRX)	5,195	981
	SK Square Co. Ltd.	202	151
	Hyundai Motor Co.	308	91
	Shinhan Financial Group Co. Ltd.	1,030	82
	Samsung Electro-Mechanics Co. Ltd.	53	56
	Samsung Life Insurance Co. Ltd.	242	54
	Kia Corp.	553	53
	KB Financial Group Inc.	385	48
	Hyundai Mobis Co. Ltd.	135	45
	Hana Financial Group Inc.	437	43
	POSCO Holdings Inc.	169	42
	Woori Financial Group Inc.	1,547	38
	LG Electronics Inc. (XKRX)	238	37
*	Doosan Enerbility Co. Ltd.	601	36
	Samsung Fire & Marine Insurance Co. Ltd.	73	35
	SK Inc.	83	33
	KT&G Corp.	222	29
*	Samsung Heavy Industries Co. Ltd.	1,649	25
	Samsung C&T Corp.	89	24
	LG Corp.	201	18
	SK Telecom Co. Ltd.	240	16
*	SK Innovation Co. Ltd.	163	15
	Korea Electric Power Corp.	587	14
	Doosan Co. Ltd.	15	14
	DB Insurance Co. Ltd.	93	12
*	Hanwha Ocean Co. Ltd.	184	12
	LG Chem Ltd. (XKRX)	55	11
	HMM Co. Ltd.	705	11
	LG Innotek Co. Ltd.	21	10
	Industrial Bank of Korea	617	9
	Korean Air Lines Co. Ltd.	425	9
	GS Holdings Corp.	101	9
*	Hanwha Solutions Corp. (XKRX)	310	8
	Hankook Tire & Technology Co. Ltd.	167	8
	Hyundai Glovis Co. Ltd.	55	8
	Korea Zinc Co. Ltd.	8	7
	NH Investment & Securities Co. Ltd. Class C	343	7
	Amorepacific Corp.	65	7
	Samsung SDS Co. Ltd.	38	7
	Hyundai Engineering & Construction Co. Ltd.	71	6
	Kakao Corp.	176	5
	NC Corp.	32	5
	LG Uplus Corp.	477	5
	S-Oil Corp.	43	5
	Samsung Securities Co. Ltd.	77	5
*	LG Display Co. Ltd.	721	5
	Posco International Corp.	106	4
	LG H&H Co. Ltd. (XKRX)	19	4
	POSCO Future M Co. Ltd.	25	4
	Hyundai Steel Co.	196	4
	Hanwha Corp. (XKRX)	43	4
	Korea Aerospace Industries Ltd.	44	4
*	Peptron Inc.	27	4
	CJ Corp.	28	3
*	HLB Co. Ltd.	132	3
	Yuhan Corp.	44	3

Developed Markets ex-US Value Index ETF
		Shares	Market Value• ($000)
*	SKC Co. Ltd.	32	2
	Korea Gas Corp.	71	2
	Samsung Card Co. Ltd.	55	2
	CJ CheilJedang Corp. (XKRX)	17	2
*	LigaChem Biosciences Inc.	25	2
*	SK Biopharmaceuticals Co. Ltd.	28	2
[1]	Netmarble Corp.	43	1
*	SK Bioscience Co. Ltd.	22	1
*	Rainbow Robotics	4	1
*	Ecopro Materials Co. Ltd.	36	1
*	Doosan Robotics Inc.	23	1
*	Hanwha Machinery & Service Holdings Co. Ltd.	69	—
			2,205
Spain (2.5%)
	Banco Santander SA	21,423	314
	Iberdrola SA	5,441	127
	Repsol SA	2,521	80
	Industria de Diseno Textil SA	846	57
	ACS Actividades de Construccion y Servicios SA (SGMU)	481	57
	Banco de Sabadell SA	11,469	48
	Naturgy Energy Group SA	1,108	38
	Telefonica SA	9,060	38
	Endesa SA	711	35
[1]	Aena SME SA	369	11
			805
Sweden (2.6%)
	Volvo AB Class B	3,632	131
	Swedbank AB Class A	2,065	81
	Investor AB Class B	1,635	70
	Telefonaktiebolaget LM Ericsson Class B	6,668	67
	Sandvik AB	1,055	42
	Essity AB Class B	1,323	39
	Svenska Handelsbanken AB Class A	2,015	31
	Assa Abloy AB Class B	673	25
	Boliden AB	419	25
	Telia Co. AB	5,316	24
	Skanska AB Class B	808	23
	Tele2 AB Class B	1,272	23
	SKF AB Class B	764	22
	H & M Hennes & Mauritz AB Class B	1,086	20
	Hexagon AB Class B	1,815	19
	Securitas AB Class B	1,139	18
	Svenska Cellulosa AB SCA Class B	1,337	16
	Volvo AB Class A	432	16
	SSAB AB Class B	1,377	15
	Getinge AB Class B	494	13
	Alfa Laval AB	204	12
	Castellum AB	808	11
	L E Lundbergforetagen AB Class B	166	10
*	Fastighets AB Balder Class B	1,577	9
	Trelleborg AB Class B	171	8
	Industrivarden AB Class A	136	8
	Industrivarden AB Class C	117	7
	Holmen AB Class B	207	7
	Axfood AB	250	6
	SSAB AB Class A	486	5
	Nibe Industrier AB Class B	1,116	5
*	Verisure plc	515	5
*	Volvo Car AB Class B	1,419	3
	Sweco AB Class B	181	2
	Sagax AB Class B	146	2
	Sagax AB Class D	269	1
			821
Switzerland (6.0%)
	Nestle SA (Registered)	5,874	571
	Roche Holding AG	699	305
	Novartis AG (Registered)	1,925	293
	Zurich Insurance Group AG	350	256
	Holcim AG	1,151	101

Developed Markets ex-US Value Index ETF
		Shares	Market Value• ($000)
	Swiss Life Holding AG (Registered)	65	74
	Cie Financiere Richemont SA Class A (Registered)	275	65
	Swiss Re AG	360	62
	Swisscom AG (Registered)	57	44
	Sandoz Group AG	515	43
	Chocoladefabriken Lindt & Spruengli AG	3	33
	Roche Holding AG Class BR	24	11
	Schindler Holding AG (XSWX)	28	9
	EMS-Chemie Holding AG (Registered)	5	5
	Schindler Holding AG (Registered)	15	5
			1,877
United Kingdom (12.2%)
	Shell plc (XLON)	12,764	585
	HSBC Holdings plc	23,050	472
	BP plc	35,812	256
	British American Tobacco plc	4,526	251
	Rio Tinto plc	2,431	249
	AstraZeneca plc	1,202	194
	National Grid plc	11,344	179
	Glencore plc	21,739	173
	Anglo American plc	2,687	152
	Diageo plc	5,078	117
	Lloyds Banking Group plc	78,027	115
	Barclays plc	16,999	113
	GSK plc	3,849	97
	Tesco plc	14,546	90
	Prudential plc (XLON)	5,767	78
	Vodafone Group plc	44,007	71
	Standard Chartered plc	2,427	70
	Aviva plc	6,866	67
	Imperial Brands plc	1,664	57
	Legal & General Group plc	12,772	50
	SSE plc	1,424	47
	Antofagasta plc	787	42
	Segro plc	3,097	40
	BT Group plc	12,983	36
	Haleon plc	6,196	31
	Standard Life plc	1,824	23
	Associated British Foods plc	643	18
	Fresnillo plc	418	18
	J Sainsbury plc	3,871	17
	International Consolidated Airlines Group SA Class DI	2,934	17
	Schroders plc	2,003	16
	United Utilities Group plc	771	15
	Bunzl plc	359	14
	Diploma plc	128	13
	Smith & Nephew plc	882	13
	Marks & Spencer Group plc	1,930	10
	Severn Trent plc	242	10
	Melrose Industries plc (XLON)	1,527	10
	Pearson plc	526	9
[1]	Airtel Africa plc	627	3
			3,838
United States (0.7%)
*	Spotify Technology SA	155	84
	AerCap Holdings NV	360	53
*	Sea Ltd. ADR	310	35
	Golar LNG Ltd.	232	12
*	Ascendis Pharma A/S	46	12
	ZIM Integrated Shipping Services Ltd.	274	7
*	Wix.com Ltd.	68	6
*	Grab Holdings Ltd. Class A	1,474	5
*	Innio NV	137	3
*	Pagaya Technologies Ltd. Class A	74	2
			219
Total Common Stocks (Cost $29,698)			31,034

Developed Markets ex-US Value Index ETF
		Shares	Market Value• ($000)
Preferred Stocks (1.2%)
	Samsung Electronics Co. Ltd. Preference Shares	1,830	248
	Volkswagen AG Preference Shares	470	42
	Henkel AG & Co. KGaA Preference Shares	371	33
	Dr. Ing hc F Porsche AG Preference Shares	252	13
	Hyundai Motor Co. Preference Shares (XKRK)	77	11
	Hyundai Motor Co. Preference Shares (XKRX)	46	6
	Doosan Co. Ltd. Preference Shares	8	3
	Samsung Electro-Mechanics Co. Ltd. Preference Shares	7	3
	Samsung Fire & Marine Insurance Co. Ltd. Preference Shares (XKRX)	6	2
	LG Chem Ltd. Preference Shares	18	2
	LG Electronics Inc. Preference Shares	40	2
	Mirae Asset Securities Co. Ltd. Preference Shares (XKRX)	178	1
	CJ Corp. Preference Shares	7	1
	Amorepacific Corp. Preference Shares (XKRX)	23	1
	Hanwha Corp. Preference Shares	36	1
	Korea Investment Holdings Co. Ltd. Preference Shares	14	1
	Hyundai Motor Co. Preference Shares	11	1
	CJ Corp. Preference Shares (XKRX)	13	1
	NH Investment & Securities Co. Ltd. Preference Shares Class C	41	1
	LG Corp. Preference Shares	15	1
	Samsung C&T Corp. Preference Shares	4	1
	LG H&H Co. Ltd. Preference Shares	7	—
	CJ CheilJedang Corp. Preference Shares	2	—
*	Samsung SDI Co. Ltd. Preference Shares	2	—
	S-Oil Corp. Preference Shares	4	—
*	Hanwha Machinery & Service Holdings Co. Ltd. Preference Shares	58	—
Total Preferred Stocks (Cost $327)			375
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[2]	Vanguard Market Liquidity Fund, 3.731% (Cost $7)	66	7
Total Investments (99.7%) (Cost $30,032)			31,416
Other Assets and Liabilities—Net (0.3%)			92
Net Assets (100%)			31,508
Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1
Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2026, the aggregate value was $110, representing 0.3% of net assets.

2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Forward Currency Contracts
Counterparty	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
			Receive		Deliver
State Street Bank & Trust Co.	9/16/2026	JPY	2,242	USD	14	—	—
State Street Bank & Trust Co.	9/16/2026	USD	2	EUR	1	—	—
State Street Bank & Trust Co.	9/16/2026	USD	20	JPY	3,245	—	—
						—	—

EUR—euro.
JPY—Japanese yen.
USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

Developed Markets ex-US Value Index ETF
Statement of Assets and Liabilities
As of August 31, 2026

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $30,025)	31,409
Affiliated Issuers (Cost $7)	7
Total Investments in Securities	31,416
Investment in Vanguard	1
Foreign Currency, at Value (Cost $22)	22
Receivables for Accrued Income	70
Unrealized Appreciation—Forward Currency Contracts	—
Total Assets	31,509
Liabilities
Payables to Vanguard	1
Unrealized Depreciation—Forward Currency Contracts	—
Total Liabilities	1
Net Assets	31,508
At August 31, 2026, net assets consisted of:

Paid-in Capital	30,038
Total Distributable Earnings (Loss)	1,470
Net Assets	31,508

Net Assets
Applicable to 400,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	31,508
Net Asset Value Per Share	$78.77

See accompanying Notes, which are an integral part of the Financial Statements.

Developed Markets ex-US Value Index ETF
Statement of Operations

April 14, 2026[1] to August 31, 2026
($000)
Investment Income
Income
Dividends[2]	292
Interest[3]	—
Total Income	292
Expenses
The Vanguard Group—Note C
Management and Administrative	—
Auditing Fees	51
Accounting Fees	18
Shareholders’ Reports	1
Trustees’ Fees and Expenses	—
Professional Services	4
Total Expenses	74
Expense Reduction—Note C	(66)
Net Expenses	8
Net Investment Income	284
Realized Net Gain (Loss)
Investment Securities Sold[3]	(5)
Futures Contracts	1
Forward Currency Contracts	—
Foreign Currencies	(11)
Realized Net Gain (Loss)	(15)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[3]	1,384
Forward Currency Contracts	—
Foreign Currencies	—
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,384
Net Increase (Decrease) in Net Assets Resulting from Operations	1,653

1	Inception.
2	Dividends are net of foreign withholding taxes of $44.
3
Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were each less than $1. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Developed Markets ex-US Value Index ETF
Statement of Changes in Net Assets

April 14, 2026[1] to August 31, 2026
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	284
Realized Net Gain (Loss)	(15)
Change in Unrealized Appreciation (Depreciation)	1,384
Net Increase (Decrease) in Net Assets Resulting from Operations	1,653
Distributions
Total Distributions	(183)
Capital Share Transactions
Issued	30,039
Issued in Lieu of Cash Distributions	—
Redeemed	(1)
Net Increase (Decrease) from Capital Share Transactions	30,038
Total Increase (Decrease)	31,508
Net Assets
Beginning of Period	—
End of Period	31,508

1	Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

Developed Markets ex-US Value Index ETF
Financial Highlights

For a Share Outstanding Throughout the Period	April 14, 2026[1] to August 31, 2026
Net Asset Value, Beginning of Period	$75.00
Investment Operations
Net Investment Income[2]	.823
Net Realized and Unrealized Gain (Loss) on Investments	3.558
Total from Investment Operations	4.381
Distributions
Dividends from Net Investment Income	(.611)
Distributions from Realized Capital Gains	—
Total Distributions	(.611)
Net Asset Value, End of Period	$78.77
Total Return	5.86%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$32
Ratio of Total Expenses to Average Net Assets	0.08%[3,4]
Ratio of Net Investment Income to Average Net Assets	2.82%[3]
Portfolio Turnover Rate[5]	1%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4
Vanguard and the board of trustees have agreed to temporarily assume certain expenses (representing an annual rate of 0.34% of the fund's average net assets) to maintain a total expense ratio of 0.08%. The fund will not be required to reimburse Vanguard for these amounts.

5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Developed Markets ex-US Value Index ETF
Notes to Financial Statements
Vanguard Developed Markets ex-US Value Index ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange, Inc.; they can be purchased and sold through a broker.
A.
The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the period ended August 31, 2026, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2026.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. Risks associated with these types of forward currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the period ended August 31, 2026, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

Developed Markets ex-US Value Index ETF
5. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the tax year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Credit Facility and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in an uncommitted credit facility provided by Vanguard, which may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. Any borrowings under the facility bear interest at the higher of the effective federal funds rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate, or based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the period ended August 31, 2026, the fund did not utilize the credit facility or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.
Vanguard provides investment advisory services to the fund through its wholly owned subsidiary Vanguard Capital Management, LLC.
C.
In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the
FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
From time to time, Vanguard and/or a fund's board of trustees may adjust a fund's fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the fund and its shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). The fund is not obligated to repay these amounts, and Vanguard is not obligated to continue or otherwise repeat these voluntary expense adjustments. Expense adjustments are generally calculated at, and returned to, each share class, as applicable.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2026, the fund had contributed to Vanguard capital in the amount of $1,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
Vanguard and the board of trustees have agreed to temporarily assume certain expenses to maintain a total annual expense ratio of 0.08%. For the period ended August 31, 2026, the fund’s expenses were reduced by $66,000 (an effective annual rate of 0.34% of the fund’s average net assets).
D.
Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Developed Markets ex-US Value Index ETF
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	3,556	—	—	3,556
Common Stocks—Other	96	27,382	—	27,478
Preferred Stocks	—	375	—	375
Temporary Cash Investments	7	—	—	7
Total	3,659	27,757	—	31,416

Derivative Financial Instruments
Assets
Forward Currency Contracts	—	—	—	—
Liabilities
Forward Currency Contracts	—	—	—	—
E.
At August 31, 2026, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:
Statement of Assets and Liabilities	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Forward Currency Contracts	—	—	—
Total Assets	—	—	—
Unrealized Depreciation—Forward Currency Contracts	—	—	—
Total Liabilities	—	—	—
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the period ended August 31, 2026, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	1	—	1
Forward Currency Contracts	—	—	—
Realized Net Gain (Loss) on Derivatives	1	—	1
Change in Unrealized Appreciation (Depreciation) on Derivatives
Forward Currency Contracts	—	—	—
Change in Unrealized Appreciation (Depreciation) on Derivatives	—	—	—
F.
Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	231
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	1,254
Capital Loss Carryforwards	(4)
Qualified Late-Year Losses	—
Other Temporary Differences	(11)
Total	1,470

Developed Markets ex-US Value Index ETF
The tax character of distributions paid was as follows:
Period Ended August 31,
2026 Amount ($000)
Ordinary Income*	183
Long-Term Capital Gains	—
Total	183

*	Includes short-term capital gains, if any.
As of August 31, 2026, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	30,162
Gross Unrealized Appreciation	2,128
Gross Unrealized Depreciation	(874)
Net Unrealized Appreciation (Depreciation)	1,254
G.
During the period ended August 31, 2026, the fund purchased $2,673,000 of investment securities and sold $284,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $27,639,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
H.
Capital shares issued and redeemed were:

April 14, 2026[1] to August 31, 2026
Shares (000)
Issued	400
Issued in Lieu of Cash Distributions	—
Redeemed	—
Net Increase (Decrease) in Shares Outstanding	400

1	Inception.
I.
Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.
Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
K.
Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Developed Markets ex-US Value Index ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Developed Markets ex-US Value Index ETF (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2026, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period April 14, 2026 (inception) through August 31, 2026 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, and the results of its operations, changes in its net assets, and the financial highlights for the period April 14, 2026 (inception) through August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agent, and brokers. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 21, 2026
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
The fund designates to shareholders foreign source income of $319,000 and foreign taxes paid of $28,000, or if subsequently determined to be different, the maximum amounts allowable by law. Form 1099-DIV reports calendar-year amounts that can be included on the income tax return of shareholders.
QV0700 102026

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9: Proxy Disclosures for Open-End Management Investment Companies.

At a special meeting of shareholders on November 4, 2025, shareholders of Vanguard Financials Index Fund (the “Fund”) approved the proposal to change the diversification status of the Fund from diversified to non-diversified and eliminate the related fundamental restrictions. Each vote reported below represents one dollar of the total combined net asset value of the Fund’s shares held on the record date of August 26, 2025.

Votes For	Votes Against	Abstained	Broker Non-Votes
7,171,927,825	138,912,318	271,434,060	N/A

At a special meeting of shareholders on January 6, 2026, shareholders of Vanguard Health Care Index Fund (the “Fund”) approved the proposal to change the diversification status of the Fund from diversified to non-diversified and eliminate the related fundamental restrictions. Each vote reported below represents one dollar of the total combined net asset value of the Fund’s shares held on the record date of August 26, 2025.

Votes For	Votes Against	Abstained	Broker Non-Votes
7,799,136,167	729,677,195	379,107,973	N/A

Item 10: Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable. The Trustees’ Fees and Expenses are included in the financial statements filed under Item 7 of this Form.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contracts.

Trustees Approve Advisory Arrangement - FTSE Social Index Fund

A majority of independent trustees of the board of Vanguard FTSE Social Index Fund (Trustees) have renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), which provides investment advisory services to the fund through its subsidiary, Vanguard Portfolio Management LLC (VPM). The trustees determined that continuing the advisory arrangement was in the best interests of the fund and its shareholders.

The Trustees based their decisions upon an evaluation of VPM’s investment staff, portfolio management process, and performance. This evaluation included information provided by Vanguard’s Oversight and Manager Search team, which is responsible for fund and advisor oversight and product management.

The Oversight and Manager Search team met regularly with the advisor and made presentations to the Trustees during the fiscal year that directed the Trustees’ focus to relevant information and topics.

The board, or an investment committee made up of Trustees, also received information throughout the year during advisor presentations conducted by the Oversight and Manager Search team. For each advisor presentation, the Trustees were provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the Trustees received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Oversight and Manager Search team’s ongoing assessment of the advisor.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. The Trustees considered the factors discussed below, among others. However, no single factor determined whether to approve the arrangement. Rather, it was the totality of the circumstances that drove the Trustee’s decisions.

Nature, extent, and quality of services

The Trustees considered the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of Vanguard and VPM. The Trustees considered that Vanguard has been managing investments for more than four decades. The Strategic Equity Index Management team (SE), now within VPM, adheres to the same sound, disciplined investment management process and has considerable experience, stability and depth. In its management of other Vanguard passive and active equity funds and portfolios, the team has a track record of consistent performance as a result of its disciplined investment processes. SE has specific expertise and experience managing U.S. style-box, sector, and smart-beta index strategies, effectively navigating index reconstitutions and mitigating transactions costs to deliver tight tracking error while opportunistically seeking to add excess returns through sophisticated trading strategies and superior access to corporate actions.

The Trustees concluded that VPM’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The Trustees considered the fund’s short- and long-term performance, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The Trustees concluded the performance was such that the advisory arrangement should continue.

Cost

The Trustees concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also below the peer-group average.

The Trustees do not conduct a profitability analysis of Vanguard in providing investment advisory services through VPM because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

The benefit of economies of scale

The Trustees concluded that the fund’s arrangement with Vanguard, and services rendered through VPM, ensure that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The Trustees will consider whether to renew the advisory arrangement again within a one-year period.

Trustees Approve Advisory Arrangements - Morningstar Mega Cap Index Funds

A majority of independent trustees of the board of Vanguard Morningstar Mega Cap Index Fund and Vanguard Morningstar Mega Cap Value Index Fund (Trustees) have renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), which provides investment advisory services to each fund through its subsidiary, Vanguard Portfolio Management LLC (VPM). The trustees determined that continuing the advisory arrangements was in the best interests of each fund and its shareholders.

The Trustees based their decisions upon an evaluation of VPM’s investment staff, portfolio management process, and performance. This evaluation included information provided by Vanguard’s Oversight and Manager Search team, which is responsible for fund and advisor oversight and product management.

The Oversight and Manager Search team met regularly with the advisor and made presentations to the Trustees during the fiscal year that directed the Trustees’ focus to relevant information and topics.

The board, or an investment committee made up of Trustees, also received information throughout the year during advisor presentations conducted by the Oversight and Manager Search team. For each advisor presentation, the Trustees were provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the Trustees received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Oversight and Manager Search team’s ongoing assessment of the advisor.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. The Trustees considered the factors discussed below, among others. However, no single factor determined whether to approve the arrangements. Rather, it was the totality of the circumstances that drove the Trustee’s decisions.

Nature, extent, and quality of services

The Trustees considered the quality of each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of Vanguard and VPM. The Trustees considered that Vanguard has been managing investments for more than four decades. The Strategic Equity Index Management team (SE), now within VPM, adheres to the same sound, disciplined investment management process and has considerable experience, stability and depth. In its management of other Vanguard passive and active equity funds and portfolios, the team has a track record of consistent performance as a result of its disciplined investment processes. SE has specific expertise and experience managing U.S. style-box, sector, and smart-beta index strategies, effectively navigating index reconstitutions and mitigating transactions costs to deliver tight tracking error while opportunistically seeking to add excess returns through sophisticated trading strategies and superior access to corporate actions.

The Trustees concluded that VPM’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The Trustees considered each fund’s short- and long-term performance, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The Trustees concluded the performance was such that the advisory arrangements should continue.

Cost

The Trustees concluded that each fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also below the peer-group average.

The Trustees do not conduct a profitability analysis of Vanguard in providing investment advisory services through VPM because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

The benefit of economies of scale

The Trustees concluded that each fund’s arrangement with Vanguard, and services rendered through VPM, ensure that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The Trustees will consider whether to renew the advisory arrangements again within a one-year period.

Trustees Approve Advisory Arrangements - U.S. Stock Index Funds

A majority of independent trustees of the board of Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, and Vanguard Utilities Index Fund (Trustees) have renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), which provides investment advisory services to each fund through its subsidiary, Vanguard Portfolio Management LLC (VPM). The trustees determined that continuing the advisory arrangements was in the best interests of each fund and its shareholders.

The Trustees based their decisions upon an evaluation of VPM’s investment staff, portfolio management process, and performance. This evaluation included information provided by Vanguard’s Oversight and Manager Search team, which is responsible for fund and advisor oversight and product management.

The Oversight and Manager Search team met regularly with the advisor and made presentations to the Trustees during the fiscal year that directed the Trustees’ focus to relevant information and topics.

The board, or an investment committee made up of Trustees, also received information throughout the year during advisor presentations conducted by the Oversight and Manager Search team. For each advisor presentation, the Trustees were provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the Trustees received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Oversight and Manager Search team’s ongoing assessment of the advisor.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. The Trustees considered the factors discussed below, among others. However, no single factor determined whether to approve the arrangements. Rather, it was the totality of the circumstances that drove the Trustee’s decisions.

Nature, extent, and quality of services

The Trustees considered the quality of each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of Vanguard and VPM. The Trustees considered that Vanguard has been managing investments for more than four decades. The Strategic Equity Index Management team (SE), now within VPM, adheres to the same sound, disciplined investment management process and has considerable experience, stability and depth. In its management of other Vanguard passive and active equity funds and portfolios, the team has a track record of consistent performance as a result of its disciplined investment processes. SE has specific expertise and experience managing U.S. style-box, sector, and smart-beta index strategies, effectively navigating index reconstitutions and mitigating transactions costs to deliver tight tracking error while opportunistically seeking to add excess returns through sophisticated trading strategies and superior access to corporate actions.

The Trustees concluded that VPM’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The Trustees considered each fund’s short- and long-term performance, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The Trustees concluded the performance was such that the advisory arrangements should continue.

Cost

The Trustees concluded that each fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also below the peer-group average.

The Trustees do not conduct a profitability analysis of Vanguard in providing investment advisory services through VPM because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

The benefit of economies of scale

The Trustees concluded that each fund’s arrangement with Vanguard, and services rendered through VPM, ensure that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The Trustees will consider whether to renew the advisory arrangements again within a one-year period.

Item 12: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no changes in the Registrant’s Internal Control Over Financial Reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18: Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19: Exhibits.

(a)(1)	Code of Ethics filed herewith.

(a)(2)	Certifications filed herewith.

(a)(2)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUND

BY:	/s/ SALIM RAMJI*
SALIM RAMJI
CHIEF EXECUTIVE OFFICER

Date: October 23, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUND

BY:	/s/ SALIM RAMJI*
SALIM RAMJI
CHIEF EXECUTIVE OFFICER

Date: October 23, 2026

VANGUARD WORLD FUND

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: October 23, 2026

* By:	/s/ Natalie Lamarque

Natalie Lamarque, pursuant to a Power of Attorney filed on December 19, 2025 (see File Number 33-49023), and to a Power of Attorney filed on February 27, 2026 (see File Number 333-177613), Incorporated by Reference.